UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q2 2012

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Semiannual Report

June 30, 2012

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

You are invited to the 2012 Columbia Acorn Funds Shareholder Information Meeting

Join us to hear presentations by Columbia Acorn Fund's lead portfolio manager Chuck McQuaid and other members of the Columbia Wanger Asset Management investment team.

Where: Drinker Biddle & Reath LLP
191 North Wacker Drive, Suite 3700
Chicago, IL

When: Wednesday, September 19, 2012
12 p.m. CST
A buffet lunch will be served beginning at 11:30.

RSVP: 800.922.6769 by September 14, 2012

Webcast Replay: Available at columbiamanagement.com in October.

Public Transportation

For directions using public transportation, call 312.836.7000 or visit the Chicago Transit Authority website at transitchicago.com. Metra information is also available by calling this number or can be found at metrarail.com.

Parking Information

Two parking options are located on Lake Street in the same block as the meeting location, which is between N. Wacker Drive and N. Franklin Street. Lake Street runs one way east after crossing N. Wacker Drive. Hourly parking rates apply at both locations. The first, with signage stating "Public Parking" (phone: 312.267.6867), provides direct access to the building in which the meeting will be held. The second option is a "Self Park" garage (phone: 312.201.1795) located next to the first but without direct access to the building.

Driving Directions

From the south:
Take 1-57 to the Dan Ryan Expressway. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Washington exit (Exit 51C). Turn right onto W. Washington. Proceed east on Washington until you reach Canal Street. Turn left on Canal Street. Travel on Canal to Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

From the north:
Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city using the W. Randolph Street exit (Exit 51B). Turn right onto W. Randolph Street. Proceed west on Randolph Street until you reach N. Halsted Street. Turn right onto N. Halsted Street. Travel on Halsted to W. Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

From the west:
Take the Eisenhower Expressway (I-290) from the west. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Washington exit (Exit 51C). Turn right onto W. Washington. Proceed east on Washington until you reach Canal Street. Turn left on Canal Street. Travel on Canal to Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

From the southwest:
Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Washington exit (Exit 51C). Turn right onto W. Washington. Proceed east on Washington until you reach Canal Street. Turn left on Canal Street. Travel on Canal to Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

Wacker Drive Construction

Please keep Chicago's Wacker Drive construction project in mind when planning your route. Current information on the project can be found at wackerdrive.org.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1
Chattering Squirrels: Columbia Thermostat Fund Turns 10	2
Understanding Your Expenses	6
Columbia Acorn Fund
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	24
Statement of Investments	26
Columbia Acorn International
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	39
Statement of Investments	41
Portfolio Diversification	50
Columbia Acorn USA
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	51
Statement of Investments	52
Columbia Acorn International Select
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	59
Statement of Investments	60
Portfolio Diversification	64

Columbia Acorn Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	65
Statement of Investments	66
Columbia Thermostat Fund
In a Nutshell	18
At a Glance	19
Statement of Investments	72
Columbia Acorn Emerging Markets Fund
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	73
Statement of Investments	75
Portfolio Diversification	79
Columbia Acorn European Fund
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	80
Statement of Investments	81
Portfolio Diversification	85
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	86
Statements of Operations	88
Statements of Changes in Net Assets	90
Financial Highlights	96
Notes to Financial Statements	100
Board Approval of the Advisory Agreement	109
Columbia Acorn Family of Funds Information	113

2012 Mid-Year Distributions

The following table lists the mid-year distributions for the Columbia Acorn Funds. The record date was June 5, 2012, and the ex-dividend date and the payable date was June 6, 2012.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	$0.35688	None	$29.09
Columbia Acorn International	None	None	$0.19568	$35.88
Columbia Acorn USA	None	$0.05114	None	$28.96
Columbia Acorn International Select	None	$0.11963	None	$26.29
Columbia Acorn Select	None	$0.53050	None	$24.82
Columbia Thermostat Fund	None	None	$0.01739	$13.26
Columbia Acorn Emerging Markets Fund	None	None	$0.00432	$9.83
Columbia Acorn European Fund	$0.00458	None	$0.01203	$10.15

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 6/30/12

	NAV on 6/30/12	2nd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$29.74	-5.42%	9.23%	-2.78%	1.70%	9.59%	14.55%
Russell 2500 Index		-4.14%	8.31%	-2.29%	1.18%	8.01%	NA
S&P 500 Index**		-2.75%	9.49%	5.45%	0.22%	5.33%	10.54%
Russell 2000 Index		-3.47%	8.53%	-2.08%	0.54%	7.00%	NA
Lipper Mid-Cap Growth Funds Index		-6.32%	7.72%	-5.16%	1.61%	7.29%	NA
Columbia Acorn International (ACINX) (9/23/92)	$37.10	-5.52%	8.72%	-9.31%	-0.84%	11.07%	10.81%
S&P Global Ex-U.S. Between $500M and $5B Index		-8.03%	4.82%	-15.17%	-2.48%	10.95%	7.95%
S&P Global Ex-U.S. SmallCap Index		-8.62%	4.96%	-16.34%	-3.88%	10.06%	7.18%
MSCI EAFE Index		-7.13%	2.96%	-13.83%	-6.10%	5.14%	5.22%
Lipper International Small/Mid Growth Funds Index		-6.03%	7.68%	-10.22%	-2.99%	9.65%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$29.72	-5.18%	10.35%	-3.90%	0.97%	7.85%	9.86%
Russell 2000 Index		-3.47%	8.53%	-2.08%	0.54%	7.00%	7.08%
Lipper Small-Cap Growth Funds Index		-4.56%	8.95%	-3.50%	0.76%	6.23%	5.61%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$26.88	-0.87%	10.39%	-3.98%	0.16%	10.52%	9.12%
S&P Developed Ex-U.S. Between $2B and $10B Index		-7.60%	3.47%	-14.48%	-4.59%	8.19%	6.49%
MSCI EAFE Index		-7.13%	2.96%	-13.83%	-6.10%	5.14%	2.76%
Lipper International Small/Mid Growth Funds Index		-6.03%	7.68%	-10.22%	-2.99%	9.65%	9.40%
Columbia Acorn Select (ACTWX) (11/23/98)	$24.92	-8.44%	7.76%	-9.90%	-2.64%	7.39%	9.02%
S&P MidCap 400 Index		-4.93%	7.90%	-2.33%	2.55%	8.21%	8.85%
S&P 500 Index**		-2.75%	9.49%	5.45%	0.22%	5.33%	3.01%
Lipper Mid-Cap Growth Funds Index		-6.32%	7.72%	-5.16%	1.61%	7.29%	5.92%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$13.51	-1.40%	6.77%	6.97%	4.68%	—	7.84%
S&P 500 Index		-2.75%	9.49%	5.45%	0.22%	—	7.48%
Barclays U.S. Aggregate Bond Index		2.06%	2.37%	7.47%	6.79%	—	5.31%
Lipper Flexible Portfolio Funds Index		-2.89%	5.75%	-0.55%	1.82%	—	7.34%
50/50 Blended Benchmark		-0.29%	6.02%	6.92%	3.94%	—	6.73%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	$10.19	-6.90%	9.85%	—	—	—	1.94%*
S&P Emerging Markets Between $500M and $5B Index		-8.09%	8.88%	—	—	—	-5.77%*
MSCI Emering Markets Small Cap Index		-8.02%	7.27%	—	—	—	-10.59%*
Lipper Emerging Markets Index		-7.84%	5.57%	—	—	—	-1.62%*
Columbia Acorn European Fund (CAEZX) (8/19/11)	$10.52	-5.16%	11.62%	—	—	—	6.29%*
S&P Europe Between $500M and $5B Index		-8.62%	7.65%	—	—	—	-0.07%*
HSBC Smaller European Companies Index		-10.14%	5.53%	—	—	—	-4.53%*
Lipper European Region Index		-7.82%	5.05%	—	—	—	3.75%*

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager (Columbia Wanger Asset Management, LLC ("CWAM")) and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no distribution and service (Rule 12b-1) fees. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Annual operating expense ratios are stated as of each Fund's prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios for Class Z shares. Columbia Acorn Fund: 0.77%. Columbia Acorn International: 0.98%. Columbia Acorn USA: 1.05%. Columbia Acorn International Select: 1.25%. Columbia Acorn Select: 1.00%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investments in other investment companies (underlying funds), are 1.03% and 0.90%, respectively. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 13.35% and 1.60%, respectively. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 19.02% and 1.50%, respectively. See Page 113 for more information about the Funds' fees and expenses.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1

Chattering Squirrels: Columbia Thermostat Fund Turns 10

On September 25, 2002, Columbia Wanger Asset Management, LLC (CWAM) launched Columbia Thermostat Fund. To mark the Fund's 10-year anniversary, CWAM's founder, Ralph Wanger, who now serves as a trustee emeritus on the Columbia Acorn Funds board of trustees, and CWAM's chief investment officer and Columbia Thermostat Fund's current lead portfolio manager, Chuck McQuaid, got together to talk about the Fund. Ralph came up with the idea for the Columbia Thermostat Fund and was a portfolio manager of the Fund until 2005. Chuck has been a portfolio manager of the Fund since its inception.

Q: What drove you to launch the Columbia Thermostat Fund in 2002?

Ralph: In 2001, I started to give some thought to what the market was likely to do next. The bull market had died following the tech/media/telecom collapse. Could it be that the days of successfully investing using a buy-and-hold strategy were behind us? I studied the major tops in the stock market, especially 1929, 1968 and the Japanese market in 1989. All of these bull markets were followed by periods in which the market fluctuated wildly with no uptrend for an average of 25 years.

Dow Jones Industrial Average (1925 – 2012)

Source: Columbia Management Investment Advisers, LLC

While the Columbia Acorn Funds have always believed that good stock selection will do well in all market environments, if the market was going to be in a frustrating trading pattern for a long time, I figured a mutual fund that could take advantage of this pattern might be a worthwhile product.

I defined the bull market as the exponential state. A prime example of this type of market was the period from 1982 to 1999. I defined the second state as a sine wave market or a prolonged period during which the market moves up and down in a very quick and volatile fashion and equity investors make no forward progress. Previous periods of sine-wave movement occurred from 1930 to 1954 and from 1969 to 1981.

Exponential Market

Dow Jones Industrial Average 1982 – 1999

Source: Columbia Management Investment Advisers, LLC

Sine Wave Market

Dow Jones Industrial Average 1969 – 1981

Source: Columbia Management Investment Advisers, LLC

Chuck: I think it is fair to say that Columbia Thermostat Fund came about because Ralph is a student of market history. In a memo Ralph distributed within CWAM in May of 2002 titled, "How to Survive the Next Ten Years," he made the case for a Thermostat-type fund. He noted that the March 2000 peak was a three-way peak: a business cycle peak, a valuation peak and a psychological peak.

After such peaks a sine wave market can start. I believe this is because the stock market has a feedback loop into the economy itself and if the market goes up a lot companies raise a lot of capital and then put that capital to work. During the tech/media/telecom boom, companies raised enormous amounts of money that led to huge overcapacity. For example, loads of fiber optic cable was put in the ground and to this day the price just keeps going down for high-capacity internet connections. When you have a long capital cycle with too much capital invested, it increases competition and hurts profits. During sine wave periods, excess capital in the economy gets burned off and valuations in the

2

market drop from too high to too low. Sine wave markets also have the volatility we're experiencing now.

Q: So how does Columbia Thermostat Fund take advantage of these volatile conditions?

Ralph: The Fund is made up of a mix of stock and bond mutual funds. When the Standard & Poor's (S&P)® 500 Index goes up, the Fund sells a portion of its stock funds and invests more in its bond funds. When the S&P 500 Index goes down, the Fund increases its investment in stock funds and sells shares from the bond funds. It's as simple as that. I consider this rebalancing the real secret of the Fund. By doing this, we are essentially trying to use the market tides to pump energy into the Fund.

S&P Price Range & Columbia Thermostat's Equity Allocation

Source: Columbia Wanger Asset Management, LLC

There are other asset allocation funds that move assets from stocks to bonds based on market moves. Most asset allocation funds, however, are run by sophisticated investment professionals who make subjective decisions based on economic and financial data and complex graphs of market behavior. By contrast, the day-to-day investment decisions for the Columbia Thermostat Fund are made according to predetermined rules based on the current level of the S&P 500 Index. Because the Fund invests according to a pre-set program, there is no need for subjective day-to-day management.

Chuck: The Fund is designed for those who doubt the wisdom of trying to "time" the market. It simply buys stocks when they go down and sells them when they go up. The Fund takes psychology out of investing; it avoids the temptation to buy more stocks because the stock market is currently going up or to sell stocks because the market is declining. The Fund operates by investing its stock and bond assets according to a predetermined asset allocation table based on S&P 500 Index trading ranges described in the prospectus. For example, at June 30, 2012, the Fund had a 50% stock and 50% bond allocation because the S&P 500 Index fell into the 1350 to 1400 price level band. A 5% rebalance in one direction or the other will be triggered when the S&P 500 Index moves out of that range. The only exception is the result of our "31-day Rule." In order to reduce taxable events, after the Fund has increased its percentage allocation to either stock funds or bond funds, it will not decrease that allocation for at least 31 days. The 31-day Rule can also prevent the Fund from buying stock funds too soon during a sudden steep downward reversal in the market.

Stock/Bond Allocation Table

How the Fund will invest the stock/bond assets

Level of the S&P 500® Index	Stock Percentage	Bond Percentage
over 1750	10%	90%
over 1700-1750	15%	85%
over 1650-1700	20%	80%
over 1600-1650	25%	75%
over 1550-1600	30%	70%
over 1500-1550	35%	65%
over 1450-1500	40%	60%
over 1400-1450	45%	55%
over 1350-1400	50%	50%
over 1300-1350	55%	45%
over 1250-1300	60%	40%
over 1200-1250	65%	35%
over 1150-1200	70%	30%
over 1100-1150	75%	25%
over 1050-1100	80%	20%
over 1000-1050	85%	15%
1000 and under	90%	10%

Q: The name is a bit unusual. How did you come up with it?

Ralph: With this Fund, I wanted to create a very simple investment option, something that was easy to understand for investors at every level. I thought about my stepmother Elaine. She was very sweet and very sensible but she had no knowledge of finance. I wanted this fund to make sense to people like her. When thinking about what to name the Fund, I thought about familiar things, items we all have in our houses. The thermostat was an obvious choice: it keeps your house cool when it's hot and hot when it's cool. Columbia Thermostat Fund attempts to adjust the temperature of your investments in the same way.

Q: How has Columbia Thermostat Fund performed?

Chuck: Better than expected, actually. With this type of Fund, our hope was to provide Fund shareholders with returns that fell between the bond market and the S&P 500 Index, but to offer these returns with less volatility than the stock market. From inception through June 30, 2012, the Fund's Class Z shares, the oldest share class, had an annualized return of 7.84% and topped both the S&P 500 Index, which was up 7.48% for the period, and the Barclays U.S. Aggregate Bond Index, which was up 5.31%.1 The Fund has a five-star overall Morningstar rating and is ranked in the top decile of the Morningstar aggressive allocation category for the one-, three- and five-year periods ended June 30, 2012.2

3

Q: What about the underlying investments? How do you choose the funds you use within this fund-of-funds?

Ralph: We want to have Columbia Thermostat Fund invested broadly across the stock and bond universes, while being biased toward segments and funds that we think are relatively attractive. We initially selected from among the Columbia Acorn Funds managed by CWAM, which provided fine opportunities in the small- and mid-cap equity segments. We also added mid-cap and large-cap stock funds and bond funds managed by Columbia Management Investment Advisers, LLC (CMIA). When the Fund launched in 2002, we had a bias toward small- and mid-caps in our weighting because they appeared relatively cheap.

Allocation of Stock/Bond Assets Within Asset Classes

As of June 30, 2012

Columbia Stock Funds	Type of Fund	Allocation
Acorn Fund	Small/Mid-cap growth	15%
Acorn Select	Mid-cap growth	10%
Acorn International	Small/Mid-cap international growth	20%
Dividend Income Fund	Large-cap value	20%
Large Cap Enhanced Core Fund	Large-cap blend	10%
Contrarian Core Fund	Large-cap blend	15%
Select Large Cap Growth Fund	Large-cap growth	10%
Columbia Bond Funds	Type of Fund	Allocation
Intermediate Bond Fund	Intermediate-term bonds	50%
Income Opportunities Fund	High-yield bonds	30%
U.S. Treasury Index Fund	U.S. Treasury notes/bonds	20%

Chuck: CMIA and CWAM combined manage 56 mutual funds rated four or five stars overall by Morningstar. As of June 30, 2012, Columbia Thermostat Fund was invested in 10 funds, nine of which had overall Morningstar ratings of four or five stars. We certainly have lots of highly rated funds to choose from.3

Q: Since Columbia Thermostat Fund was designed largely to buy stocks low and sell them high, why does the Fund own bond funds instead of money market funds?

Ralph: Bond funds usually yield more than money market funds, tend to have much lower volatility than stock funds, and their short-term returns are generally not correlated much with stock funds. I also thought that in a sine wave scenario, bond funds would have returns not far from stock funds. We choose bond funds with relatively short durations to reduce risk from rising interest rates, though interest rates have instead fallen for much of Columbia Thermostat Fund's history.

Q: How has the Fund changed over time?

Chuck: We do a review of the allocation table and underlying funds held in the portfolio at least annually. We take a long-term perspective on what the trading range of the stock market might be and, as Ralph mentioned, which market segments and funds appear relatively attractive.

Our first adjustments to the portfolio were made in September 2005. At that time, we changed the stock allocation table to allow for more equities within the new ranges. We also changed the equity fund line-up to reduce domestic small- and mid-cap exposure from 50% to 25% because smaller cap stock valuations seemed to be getting high. Equity large-cap exposure was increased from 50% to 60% and, with the addition of Columbia Acorn International, we invested in an international component for the first time. International stocks looked relatively attractive, international investing tends to provide excellent diversification and Columbia Acorn International's performance was gaining traction.

During the Fund's 10-year history, we've adjusted the allocation table three times to hike the stock weighting and one time to cut it, each time in response to what we perceived as changes in stock trading ranges. Additional adjustments have also been made to the underlying funds. Most recently, in December 2011, we rebalanced the Fund's bond exposure after looking at interest rate spreads. Treasury rates looked pretty low and corporate bond rates looked more attractive so we did some swapping. We also fine-tuned the investment mix of the Fund's large-cap equity portion.

One other thing we consider is expenses. When debating between similar investments, the lower-cost funds have an edge. In 2011 we exchanged from the Class Z shares of each underlying fund to the newly introduced Class I shares, which is a lower-cost Columbia share class available only to fund-of-funds, such as Columbia Thermostat Fund.

Q: Have there been any times during the past 10 years when the Fund didn't work as you'd expected?

Ralph: Well, there was one law of economics that we forgot about when we launched the Fund: Murphy's Law. In September 2002, the market was at a low and then in 2003, there was a roaring upswing, which dampened interest in an asset allocation fund. As it turned out, the mini bull market of 2003 was just the upside of the sine.

Chuck: Also, Columbia Thermostat Fund was never set up to be a doomsday fund for the ultra bears who thought the market was going to go to zero. It was always meant for a market that was trading within a range and so we set the allocation table based on our expectations for the market. The real estate collapse in 2008 and the subsequent market turmoil was not something we anticipated so we were 100% invested in stocks for nine months from October 2008 through June 2009. We had raised the allocation table in January of 2008 because we felt price-to-earnings ratios had compressed enough and because we didn't want to go to a zero percentage weight in stocks. Well, that didn't happen! In effect, we had over-estimated earnings but the important thing was not to compound the impact in a knee-jerk reaction and sell stocks at or near the bottom. As it turned out, we

4

rode out the storm and caught every bit of the initial upside when the wave turned, starting in March 2009.

Q: Do you dare speculate on how long you think this sine wave will last?

Ralph: That is the question, isn't it? Let's say it's July and it's 97 degrees. What do you wear to work? Likely very light-weight clothing. In February in Chicago when it's 10 below zero, we dress entirely differently with coats, hats and gloves on top of wool suits. If you dress for the weather, you ought to invest for the weather. Investing in a long-only fund is basically a summer idea, best followed when things are optimistic and warm and beautiful. Columbia Thermostat Fund is a winter-time fund that is designed to be variable and that seeks to help you weather stormy and cold days. I believe a long-only fund and an asset allocation fund ought to both be owned within a long-term investment strategy. The tricky part is knowing when to switch from one to the other. The good news is that the failure consequence is different. If you own a long-only fund and you hold it too long and the market goes down dramatically, you lose money and feel lousy. With Columbia Thermostat Fund, if the next exponential market starts, the Fund is designed to turn into more of a bond fund that seeks to preserve your capital and go up a little bit.

If we look to history for the answer, we see that the sine wave markets have lasted quite a while. As I mentioned earlier, after 1929 it took 25 years to reach the old high. After 1968, it also took 25 years, adjusted for inflation. In Japan, their market peaked in late 1989 at 38,000 and it's now about 9,000 after 22 years. It's certainly going to take more than 25 years for that country to get back to the old high. After more than 20 years of a sine wave market, you can be assured of one thing: almost everyone will be disgusted with stocks.

Japanese Great Recession

Source: Columbia Management Investment Advisers, LLC

Chuck: I can attest to that from my own experience. I began my career in the investment industry in 1976 and friends I had in my MBA program thought I was nuts for choosing this sector. They didn't think anyone could make money in stocks because stocks had been flat or down for a very long time. As it turned out, it was a great time to launch a career in this industry. The term I use is stocks were "in the wilderness." No one cared about stocks and no one wanted to talk about them. People weren't bragging about their portfolios but were taking cover in other investment options. While I still believe that investing in stocks with good fundamentals and growth potential can yield good results in the market, stocks generally seem to be somewhat in the wilderness now.

Ralph: Yes, I suppose we could get to the point where the word "stock" will first bring to mind cattle or a task assigned to supermarket employees. When that happens, go long!

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC
Trustee, Columbia Acorn Trust and Wanger Advisors Trust
Current Portfolio Manager, Columbia Thermostat Fund

Ralph Wanger

Retired Founder, Columbia Wanger Asset Management, LLC
Trustee Emeritus, Columbia Acorn Trust and Wanger Advisors Trust
Former Portfolio Manager, Columbia Thermostat Fund

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Please see Page 1 of this report for additional performance data for Columbia Thermostat Fund and its benchmarks.

2  Overall ratings among 371 Aggressive Allocation funds. The Fund received a Morningstar Rating of 5 stars among 371 funds and 5 stars among 345 funds for the 3- and 5-year periods, respectively.

3  All ratings are for Class Z shares as of 06/30/12. Other classes may have different performance characteristics and may have different ratings. Out of 118 Z-share Columbia funds rated by Morningstar, eight funds received a 5-star Overall Rating and 48 funds received a 4-star Overall Rating. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year Morningstar Rating metrics.

  For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

  © 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table below.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6

January 1, 2012 – June 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z Shares
Columbia Acorn Fund	1,000.00	1,000.00	1,092.30	1,021.08	3.95	3.82	0.76
Columbia Acorn International	1,000.00	1,000.00	1,087.20	1,020.34	4.72	4.57	0.91
Columbia Acorn USA	1,000.00	1,000.00	1,103.50	1,019.69	5.44	5.22	1.04
Columbia Acorn International Select	1,000.00	1,000.00	1,103.90	1,019.00	6.17	5.92	1.18
Columbia Acorn Select	1,000.00	1,000.00	1,077.60	1,019.79	5.27	5.12	1.02
Columbia Acorn Emerging Markets Fund	1,000.00	1,000.00	1,098.50	1,017.70	7.51	7.22	1.44
Columbia Acorn European Fund	1,000.00	1,000.00	1,116.20	1,018.25	7.00	6.67	1.33

Fund of Funds—Columbia Thermostat Fund

January 1, 2012 – June 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class Z Shares
Columbia Thermostat Fund	1,000.00	1,000.00	1,067.70	1,023.62	1.29	1.26	0.25	4.42	4.33	0.25

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

lululemon athletica	1.6%
Crown Castle International	1.5%
tw telecom	1.4%
FMC Technologies	1.2%
SBA Communications	1.1%
Biomarin Pharmaceuticals	1.0%
Seattle Genetics	0.9%
Alexion Pharmaceuticals	0.9%
Coach	0.7%
Auxilium Pharmaceuticals	0.5%
Pacific Rubiales Energy	0.5%
Onyx Pharmaceuticals	0.3%
Fossil	0.2%

Columbia Acorn Fund fell 5.42% in the second quarter, offsetting some of the first quarter gains to end up 9.23% for the first half of 2012. The Fund's primary benchmark, the Russell 2500 Index, dropped 4.14% in the quarter and rose 8.31% during the half year. In both periods, Columbia Acorn Fund beat the Lipper Mid-Cap Growth Index, which fell 6.32% in the quarter and gained 7.72% in the half.

Driven by explosive growth in data transmission, telecom stocks helped performance during both the quarter and the half. Cell tower companies Crown Castle International and SBA Communications rose 10% and 12%, respectively, in the quarter and 31% and 33%, respectively, in the half. tw telecom, which provides fiber optic connections to over 15,000 buildings, grew 16% in the second quarter and 32% in the half.

Pharmaceutical and biotech stocks bolstered performance in the second quarter. Onyx Pharmaceuticals, Auxilium Pharmaceuticals, Seattle Genetics and Biomarin Pharmaceuticals all reported good news about drugs either recently approved and/or in development pipelines. The stocks' gains in the quarter ranged from 16% to 77%. Alexion Pharmaceuticals rose 7% in the quarter, resulting in a 39% gain in the half and making it the Fund's second largest dollar winner year to date through June 30.

Consumer durable and apparel stocks helped performance in the first quarter but hurt in the second. The Fund's largest dollar loser in the second quarter was premium active apparel retailer lululemon athletica, down 20% on disappointing earnings guidance. Last year investors were wrongly concerned that inventories were too high but, in the second quarter of 2012, low inventories reduced near-term earnings upside. Due to fine first quarter performance, lululemon was still the Fund's largest dollar winner for the half, up 28%. Other consumer stocks fell in the second quarter due to concerns about sales overseas; handbag maker Coach dropped 24% and watch designer and retailer Fossil fell 42%.

Energy stocks were also disappointing in the second quarter, largely due to declining oil prices and low natural gas prices. In addition, offshore oil equipment maker FMC Technologies had problems ramping up production. Its stock fell 22% in the quarter and was down 25% in the half, making it the Fund's second largest dollar loser in the quarter and the largest loser in the half. Colombian oil producer Pacific Rubiales Energy continued to be volatile; after surging 59% in the first quarter, it fell 27% in the second. The company suffered from delays in receiving drilling permits and lacked new oil discoveries. We cut the Fund's weighting in energy stocks during the second quarter to 6.2%, about matching the benchmark.

Columbia Acorn Fund's international stocks were off 12.74% in the quarter and up just 2.31% in the half.* While we see lots of foreign companies with good business models and attractively valued stocks, we fear macroeconomic concerns could keep their stocks depressed. Foreign holdings accounted for 8.3% of assets at the end of the half, down from 9.2% at the end of the first quarter and 9.3% at the end of 2011. Investors that desire greater exposure to foreign stocks may wish to consider one or more of the Columbia Acorn international funds.

As of press time, a majority of companies in Columbia Acorn Fund seem to be achieving their earnings targets, though many are cutting their outlooks somewhat. Corporations and consumers have generally improved their balance sheets since the Great Recession. As a percentage of income, minimum required payments on consumer mortgages and consumer credit are near 20-year lows. However, federal government deficit, tax and regulatory issues appear to be hindering economic growth and causing uncertainty in the markets. We can't predict when uncertainty will lessen, but when it does, stock prices may be a lot higher. We continue to pursue investments in good businesses at reasonable prices.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2012

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	9.23%	-2.78%	1.70%	9.59%
Returns after taxes on distributions	9.04	-3.40	1.15	8.99
Returns after taxes on distributions and sale of fund shares	6.26	-1.04	1.40	8.45
Russell 2500 Index (pretax)**	8.31	-2.29	1.18	8.01

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.77%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ametek Aerospace/Industrial Instruments	2.0%
2.	Donaldson Industrial Air Filtration	1.6%
3.	lululemon athletica Premium Active Apparel Retailer	1.6%
4.	Crown Castle International Communications Towers	1.5%
5.	Mettler-Toledo International Laboratory Equipment	1.5%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	Informatica Enterprise Data Integration Software	1.2%
8.	Cepheid Molecular Diagnostics	1.2%
9.	FMC Technologies Oil & Gas Well Head Manufacturer	1.2%
10.	SBA Communications Communications Towers	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $17.2 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Eurofins Scientific	1.1%
Gemalto	0.9%
Mongolian Mining	0.6%
Nagacorp	0.4%
Northam Platinum	0.4%
Archipelago Resources	0.4%
FMC Technologies	0.3%
Celtic Exploration	0.1%

Columbia Acorn International fell 5.52% in the second quarter of 2012, which was 2.51% better than its primary benchmark, the S&P Global Ex-U.S. between $500M and $5B Index. This comes on the heels of a strong first quarter, during which the Fund was up 15.07%. The Fund's return for the first half of the year was 8.72%, 3.90% ahead of the benchmark. For comparison, the large-cap, developed-market MSCI EAFE Index rose 2.96% during the six month period.

This reversal of fortune in the markets in the second quarter occurred in a context of high anxiety regarding the financial stability of peripheral eurozone states and the worsening outlook for Chinese growth. Markets do not like uncertainty and the lack of a resolution to European budget crises continues to rattle the confidence of long-term investors in the region. As confidence falls, sovereign borrowing costs rise, which further deteriorates the long-term financial outlook. Aside from this unhelpful, self-reinforcing mechanism, signs of a slowing Chinese economy further fueled market volatility. Despite the ebb and flow of sentiment, however, many of the Fund's holdings have continued to post a pleasing growth in earnings.

Most notable about the Fund's first-half results is the relatively strong performance of classic "Acorn-style" companies. By this we refer to companies that are taking advantage of structural changes within the market for their products or services—whether related to regulation, technology, energy efficiency, social change or otherwise. These can be contrasted with companies that primarily depend on macroeconomic factors to drive earnings. Top performers for the half year included Nagacorp (+85%), a Cambodian-based casino operator catering to the growing needs of Indochina's emerging middle class for quality entertainment facilities. Two French companies, Eurofins Scientific (+72%) and Gemalto (+47%) performed well despite eurozone concerns. Eurofins Scientific provides laboratory analysis of food, pharmaceuticals and cosmetics products globally and, after a long period of consolidation, looms as a one-stop solution for multinational companies and others increasingly concerned with the safety and purity of traded goods. Gemalto is a leader in developing smart-chip technology for use in credit cards and mobile handsets. These mobile devices are finding increasingly valuable applications in secure payment systems.

Macroeconomic worries did hurt the Fund in commodity-related holdings. Fears of slower global growth drove down a number of energy and basic material stocks. Indonesian gold miner Archipelago Resources (-26%), Mongolian coal miner Mongolian Mining (-24%) and South African platinum miner Northam Platinum (-23%) all fell during the half year on weakened outlook for demand. Similarly, oil exploration-related companies Celtic Exploration (-41%) and FMC Technologies (-25%) declined on expectations that oil prices would soften.

We expect continued volatility in the second half of the year. The euro debt crisis does not lend itself to a tidy resolution in the short- or even mid-term. The most likely outcome in our view is piecemeal structural reform within uncompetitive states, incented by explicit and tacit German support and the fact that the alternatives entail a lower standard of living for these states on a long-term basis. We believe that will be a political process fraught with complexity and made more complicated by the way Europe is organized. In the fall, the presidential election in the United States and the transition of leadership in China will also likely become a focus for continued sentiment shifts in the marketplace. As always, we will strive to work through the noise to identify companies where reasonable valuations are supported by good or improving fundamentals. Thank you for your continued investment in the Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2012

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	8.72%	-9.31%	-0.84%	11.07%
Returns after taxes on distributions	8.52	-9.37	-1.38	10.51
Returns after taxes on distributions and sale of fund shares	5.66	-5.94	-0.76	9.89
S&P Global Ex-U.S. Between $500M and $5B Index**	4.82	-15.17	-2.48	10.95

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.98%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.3%
2.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.2%
3.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.2%
4.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.1%
5.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
6.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	0.9%
8.	Partners Group (Switzerland) Private Markets Asset Management	0.9%
9.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	0.9%
10.	Gemalto (France) Digital Security Solutions	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $6.0 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Informatica	2.4%
tw telecom	2.4%
lululemon athletica	2.2%
Gaylord Entertainment	2.1%
SBA Communications	1.9%
Abercrombie & Fitch	1.0%
Atmel	0.8%
Auxilium Pharmaceuticals	0.7%
Finisar	0.7%
Akorn	0.6%
Onyx Pharmaceuticals	0.4%
SM Energy	0.4%
Houston American Energy	0.0%*

*Rounds to less than 0.1%.

Columbia Acorn USA ended the second quarter of 2012 down 5.18%, underperforming the 3.47% drop of its primary benchmark, the Russell 2000 Index. For the half year ended June 30, 2012, the Fund was up 10.35%, outpacing the 8.53% gain of its benchmark. It was a rough quarter for the markets in general, but lagging performance in Fund retail and technology stocks further dampened returns relative to the benchmark.

On the positive side, two deal announcements positively impacted results. Cost management software company Ariba is to be taken over by SAP. Ariba's stock rose 37% in the quarter on the news and ended the half year up 60%. Convention hotel operator Gaylord Entertainment announced it would convert to a real estate investment trust, news that sent its stock up 25% for the quarter and 60% for the half year.

The Fund's two large investments in the telecom sector, tw telecom, a provider of fiber optic telephone and data services, and SBA Communications, a mobile communications tower company, both benefited from a surge in data usage and reported solid growth in cash flow year-over-year. Their stocks responded favorably, with tw telecom ending the quarter up 16% and the half year up 32%. SBA Communications had a 12% gain in the quarter and was up 33% year-to-date through June.

Several Fund biopharmaceutical stocks were strong in the second quarter. Auxilium Pharmaceuticals gained 45% on news of a successful phase three drug trial. Onyx Pharmaceuticals gained 77% upon receiving approval from an FDA advisory panel for one of its medications. Generic drug manufacturer Akorn rose 34% in the quarter as sales of its generic injectable drugs tripled versus the prior year.

Laggards for the second quarter included several tech stocks. Informatica, an enterprise data integration software company, fell 20% in the quarter (but was up 15% year to date) on concerns over slowing sales activity. Those concerns were confirmed after quarter end as the company pre-announced a drop in software license revenue. The economic turmoil overseas is impacting Informatica's near-term results, as 25% of the company's revenues are generated in Europe. Semiconductor manufacturer Atmel fell 32% in the quarter and ended the half year down 17%. Atmel's revenues dropped 22% versus the prior year due to the loss of an anticipated touchscreen microcontroller contract. Optical components manufacturer Finisar fell 26% in the quarter and was down 11% for the half year as its business suffered from weakening global demand.

Several Fund retail stocks also struggled during the period ended June 30. Premium active apparel retailer lululemon athletica announced a fantastic first quarter, with same-store sales up 25% over the prior year, but company guidance of slower growth in the second quarter sent the stock down 21%. For the half year lululemon gained 27%. Teen apparel retailer Abercrombie & Fitch experienced a sales shortfall on woeful sales in woebegone Europe. Its stock was down roughly 30% for the quarter and for the half year.

Our energy investments were also weak. Oil and gas producer SM Energy fell more than 30% for both the second quarter and the half year as prices of natural gas liquids fell more than crude oil during the second quarter. Houston American Energy was down 79% for the quarter and 91% for the half year on disappointing drilling results in Colombia.

These days the financial press seems to enjoy obsessing over existential economic issues. Certainly, talk of euro woes and fiscal cliffs can be as riveting and entertaining as a good horror flick. "Experts" claim that investing is all about getting the macro right, given the current uncertain economic environment (truthfully, when has the economic outlook ever been certain?). But when the investment community is so overly focused on the big picture, we believe it pays to go small. We'll leave the macro anguish to others who can't see the trees for the forest, and instead dig for what we believe are well-run companies able to grow faster than their peers and that thrive in our current much-maligned, but still growing, economy.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2012

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	10.35%	-3.90%	0.97%	7.85%
Returns after taxes on distributions	10.32	-4.01	0.69	7.56
Returns after taxes on distributions and sale of fund shares	6.77	-2.40	0.80	6.92
Russell 2000 Index (pretax)**	8.53	-2.08	0.54	7.00

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.05%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ametek Aerospace/Industrial Instruments	2.8%
2.	Informatica Enterprise Data Integration Software	2.4%
3.	Nordson Dispensing Systems for Adhesives & Coatings	2.4%
4.	tw telecom Fiber Optic Telephone/Data Services	2.4%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.3%
6.	lululemon athletica Premium Active Apparel Retailer	2.2%
7.	Gaylord Entertainment Convention Hotels	2.1%
8.	Bally Technologies Slot Machines & Software	1.9%
9.	ESCO Technologies Automatic Electric Meter Readers	1.9%
10.	SBA Communications Communications Towers	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.6 billion

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Far EasTone Telecom	7.1%
Ascendas REIT	6.6%
Mapletree Industrial Trust	5.8%
Seven Bank	4.4%
Rand Merchant Insurance	4.1%
Taiwan Mobile	3.1%
Mapletree Logistics Trust	2.6%
Archipelago Resources	2.2%
Zhaojin Mining Industry	1.6%

Columbia Acorn International Select ended the second quarter of 2012 down 0.87%, holding up much better than the 7.60% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Year to date through June 30, 2012, the Fund was up 10.39%, strongly outperforming the 3.47% gain of its benchmark.

Financial stocks provided the biggest boost to Fund gains relative to the benchmark for both the second quarter and the half year. Singapore's Ascendas REIT, Mapletree Industrial Trust and Mapletree Logistics Trust had gains ranging from 4% to 12% in the quarter and each was up 20% or more year to date. These industrial property landlords continue to benefit from a resilient Singaporean economic outlook and investor interest in their strong dividend yields. Japan's Seven Bank, a provider of ATM processing services, rose 17% in the quarter and was up 34% for the half year as its ATM expansion within Japan continued to benefit the company's stock. Rand Merchant Insurance, a South African insurance company, led gains in the first quarter but cooled in the second quarter, falling 4.93%. Despite the drop in the second quarter, Rand Merchant was still up 31% for the half year.

Fund holdings in the telecom services sector also performed strongly for both the second quarter and half year. Far EasTone Telecom, Taiwan's third largest mobile operator, gained 6% in the second quarter and ended the half year up 16%. The company benefited from accelerated smartphone sales that are driving increased data usage. Taiwan Mobile, the second largest mobile operator in Taiwan, saw its stock rise 8% in the second quarter, leading to a 6% gain for the half year. Taiwan Mobile's stock fell in the first quarter, despite an improving earnings outlook, but investors returned in the second quarter after their brief flight to more cyclical names.

Mining companies did not fare well in the first half of 2012 as fears of slower global growth decreased demand. The biggest detractor to Fund performance in the second quarter was Indonesian gold miner Archipelago Resources, which fell 23% in the quarter and was down 26% for the half year. In China, Zhaojin Mining Industry fell 20% in the second quarter and ended the half year off 15%. Northam Platinum, a South African platinum miner, was off 26% in the quarter and down 22% year to date. We opted to sell the Fund's position in Northam Platinum and invested the proceeds elsewhere.

While fears of a global recession eased in the first quarter, the second quarter saw renewed uncertainty regarding the financial stability of Europe and signs of slowing economic growth in China. We are also concerned and have maintained a focus on defensive, secular growth companies with good dividend yields and strong balance sheets. As we mentioned last quarter, the Fund remains underweight in areas such as Europe, the United Kingdom and Japan, where the concerns about global debt are greatest, and is overweight in Asia ex-Japan and emerging markets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2012

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	10.39%	-3.98%	0.16%	10.52%
Returns after taxes on distributions	10.32	-4.35	-0.24	10.30
Returns after taxes on distributions and sale of fund shares	6.85	-1.87	0.18	9.48
S&P Developed Ex-U.S. Between $2B and $10B Index (pretax)**	3.47	-14.48	-4.59	8.19

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.25%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn International Select
Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	7.1%
2.	Ascendas REIT (Singapore) Industrial Property Landlord	6.6%
3.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	5.8%
4.	Seven Bank (Japan) ATM Processing Services	4.4%
5.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	4.1%
6.	Fresnillo (Mexico) Silver & Metal Byproduct Mining in Mexico	4.0%
7.	Goldcorp (Canada) Gold Mining	3.8%
8.	UGL (Australia) Engineering & Facilities Management	3.8%
9.	Wirecard (Germany) Online Payment Processing & Risk Management	3.6%
10.	Commonwealth Property Office Fund (Australia) Australia Prime Office REIT	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2B and $10B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $338.1 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Discover Financial Services	6.1%
Hertz	5.2%
CNO Financial Group	5.1%
SBA Communications	3.8%
Gaylord Entertainment	3.3%
Coach	3.0%
Sanmina-SCI	2.3%
Akorn	1.9%
Abercrombie & Fitch	1.4%
Canacol	1.2%
Vail Resorts	1.1%
Houston American Energy	0.1%

Columbia Acorn Select fell 8.44% in the second quarter of 2012, but year to date through June 30, 2012 was up 7.76%. The Fund's primary benchmark, the S&P MidCap 400 Index was down 4.93% in the second quarter and was up 7.90% year to date. The S&P 500 Index, a general barometer of U.S. market large-cap performance, was down 2.75% in the quarter and year to date was up 9.49%.

In our first quarter report, we noted that we were seeing some strengthening in U.S. economic indicators and speculated that improvements might continue for a little while. Unfortunately, they didn't. U.S., European and Asian economic indicators turned down in the second quarter. Many of the stocks that added to the Fund's outperformance in the first quarter took it away this quarter.

On the downside, Sanmina-SCI, Hertz and Coach each cost the Fund close to one percent of portfolio performance in the second quarter. On the upside, we saw Gaylord Entertainment, Akorn and SBA Communications each add between 40 and 65 basis points to the Fund's performance in the quarter. For the first six months of the year, Discover Financial Services added two percent to the Fund's performance, while Gaylord Entertainment, CNO Financial Group and SBA Communications each added a little more than one percent. The larger detractors to the Fund's six-month performance were Houston American Energy, Abercrombie & Fitch and Canacol, which each cost the portfolio between 60 and 75 basis points.

When an economy is over leveraged, we believe a country has a choice to either grow, collapse, or inflate its way out of the problem. In our opinion, the western world has been doing a pretty good job of inflating but political leadership has done a poor job of providing a path to growth. The United States' path has been fraught with consistently changing regulation, controversial interpretations of legislation and court rulings, and concerns that new anti-business legislation will be passed. Each has helped cause businesses to sit back and wait. The western economies have been driven by huge government deficit spending and have bumped along with growth rates in the low single digits, prompting continuous investor concerns of possible recession.

We have struggled to outperform the Fund's primary benchmark. As we've mentioned in previous "Nutshells," we have been slowly changing the mix of the Fund's core growth holdings and the Fund's opportunistic holdings. In an environment in which the economy is struggling to deliver consecutive quarters of increasing growth, we believe core growth stocks should perform better than companies trying to turn around their operations in a weak economic environment (which is the case with many of the Fund's opportunistic holdings). Though the Fund's performance was disappointing this quarter, we feel strongly that we are on the right path as we near the end of this transition within the Fund's portfolio.

During the second quarter, we added one new stock to the portfolio and exited from one position. Our new position is Vail Resorts, a ski resort operator that we believe we picked up cheaply due to the warm winter. On the sell side, we exited from Safeway as we believe the supermarket industry's gross margin pressure is not going to subside.

As investors along with you in the Fund, we are anxious to see performance improve. We believe we are making adjustments to help our Fund seek to outperform its benchmark. Thank you for your investment in the Fund.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2012

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	7.76%	-9.90%	-2.64%	7.39%
Returns after taxes on distributions	7.42	-10.18	-2.94	7.08
Returns after taxes on distributions and sale of fund shares	5.49	-6.06	-2.29	6.48
S&P MidCap 400 Index (pretax)**	7.90	-2.33	2.55	8.21

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.00%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ametek Aerospace/Industrial Instruments	6.2%
2.	Discover Financial Services Credit Card Company	6.1%
3.	Hertz Largest U.S. Rental Car Operator	5.2%
4.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.1%
5.	SBA Communications Communications Towers	3.8%
6.	Crown Castle International Communications Towers	3.7%
7.	Donaldson Industrial Air Filtration	3.5%
8.	Gaylord Entertainment Convention Hotels	3.3%
9.	Pall Filtration & Fluids Clarification	3.1%
10.	WNS (India) Offshore BPO (Business Process Outsourcing) Services	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.1 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter of 2012 off 1.40%, above the 2.75% drop of its primary equity benchmark, the S&P 500 Index, and below the 2.06% gain of its primary debt benchmark, the Barclays U.S. Aggregate Bond Index. Year to date through June 30, 2012, the Fund was up 6.77%, falling below the 9.49% S&P 500 Index return and above the 2.37% gain of the Barclays U.S. Aggregate Bond Index.

The Fund hit four reallocation triggers in the second quarter, increasing stock exposure in April and twice in May as the markets cooled, then reducing stocks in June as the equity markets turned. At quarter end, the Fund had an even weighting in its underlying stock and bond investments.

For the quarter, the equity portion of the Fund had a weighted average loss of 4.96%, while the bond portion provided a 2.11% gain. Columbia U.S. Treasury Index Fund led performance among both groups with a 2.76% return for the three months.

Year to date through the end of June, the equity portion of the Fund had an 8.66% return, while the income portion posted a 4.01% gain. Top contributors for the half year were Columbia LargeCap Enhanced Core Fund, up 10.05%, and Columbia Contrarian Core Fund, up 9.67%.

On September 25, Columbia Thermostat Fund will reach its 10-year anniversary. The "Chattering Squirrels" essay at the front of this report looks back at how a fund called "Thermostat" came to be and how it is managed. As always, we thank you for your investment in the Fund. We are pleased to report that, since inception through the end of June, the Fund has, once again, exceeded our expectations by besting both its stock and bond benchmarks.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2012

Stock Funds	Weightings	2nd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	-5.49%	8.79%
Columbia Dividend Income Fund, Class I	20%	-0.45%	7.79%
Columbia Acorn Fund, Class I	15%	-5.42%	9.27%
Columbia Contrarian Core Fund, Class I	15%	-4.37%	9.67%
Columbia Select Large Cap Growth Fund, Class I	10%	-11.47%	6.22%
Columbia Acorn Select, Class I	10%	-8.46%	7.79%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-2.98%	10.05%
Weighted Average Equity Gain/Loss	100%	-4.96%	8.66%
Bond Funds	Weightings	2nd	Year to
Fund	in category	quarter	date
Columbia Intermediate Bond Fund, Class I	50%	1.87%	3.62%
Columbia Income Opportunities Fund, Class I	30%	2.02%	6.33%
Columbia U.S. Treasury Index Fund, Class I	20%	2.76%	1.41%
Weighted Average Income Gain	100%	2.11%	4.01%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

April 16, 2012	50% stocks, 50% bonds
May 15, 2012	55% stocks, 45% bonds
May 21, 2012	60% stocks, 40% bonds
June 21, 2012	50% stocks, 50% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2012

Inception 9/25/02	Year to date*	1 year	5 years	Life of fund
Returns before taxes	6.77%	6.97%	4.68%	7.84%
Returns after taxes on distributions	6.72	6.46	3.73	6.67
Returns after taxes on distributions and sale of fund shares	4.40	4.66	3.52	6.31
S&P 500 Index (pretax)**	9.49	5.45	0.22	7.48
Barclays U.S. Aggregate Bond Index (pretax)**	2.37	7.47	6.79	5.31
Lipper Flexible Portfolio Funds Index (pretax)	5.75	-0.55	1.82	7.34

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.90%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies (underlying funds), are 1.03% and 0.90%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 6/30/12

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/12

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Select Large Cap Growth Fund, Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia Income Opportunities Fund, Class I	30%
Columbia U.S. Treasury Index Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $440.1 million

19

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak

Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Grupo Aeroportuario del Sureste	2.4%
Surya Citra Media	1.8%
Multiplus	1.4%
Mongolian Mining	1.4%
Mayora Indah	0.6%
Americas Petrogas	0.6%
Northam Platinum	0.5%
Madalena Ventures	0.2%

Columbia Acorn Emerging Markets Fund fell 6.90% in the second quarter of 2012 versus the 8.09% decline in the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. The Fund's more conservative positioning in very volatile markets has helped it outperform the benchmark since inception. Since the Fund's launch on August 19, 2011, it has returned a positive 1.94%, outperforming the benchmark's 5.77% decline. For the half year ended June 30, the Fund was up 9.85%, outpacing the 8.88% gain of its benchmark.

In the second quarter, the Fund benefited from its continued overweight in companies that we believe should benefit from rising incomes in emerging markets. Mayora Indah, an Indonesian maker of biscuits and chocolates, was added to the Fund during the quarter and gained nearly 29%. Grupo Aeroportuario del Sureste operates airports in Mexico, where air travel for tourism is growing strongly. Its stock gained over 18% following positive news about possible expansion into Puerto Rico. Surya Citra Media is Indonesia's most profitable private free-to-air broadcaster and gained 17% to reach a new record since its listing in 2002. Multiplus is Brazil's largest operator of loyalty programs and is a beneficiary of secular growth in credit and travel. Despite somewhat disappointing results due to higher airline ticket prices used in rewards, Multiplus gained over 15%.

The largest performance detractors in the second quarter were the Fund's energy and basic materials stocks. Two Canadian-listed oil and gas exploration companies with substantial assets in Argentina dropped sharply in the quarter following government moves to nationalize a large energy company. While we see no evidence of specific government action against our holdings, Madalena Ventures dropped nearly 63% and Americas Petrogas declined 48% as the risk premium for Argentina jumped substantially. Mongolian Mining is a world-class coking coal deposit in Southern Mongolia near the Chinese border. The stock fell 40% to a record low on concerns about tightening investment rules following recent elections. Northam Platinum owns one of the world's best undeveloped deposits of platinum, a precious metal used in important industrial applications like catalytic converters. Northam fell 35% in the wake of weak platinum prices and a leak at its smelter.

An important element of the Fund's relatively conservative positioning is its focus on investing in companies that pay dividends. We believe that a meaningful and growing dividend is the ultimate proof that a company is generating free cash flow, and that reinvested dividends represent the largest component of total shareholder returns over time. The current dividend yield of the Fund's portfolio is slightly below the benchmark's, yet the Fund's more concentrated portfolio is a higher quality one as measured by return on shareholder equity. We think companies that earn higher returns on capital should grow faster than their peers. We do not believe we have to sacrifice growth for higher dividends, and we have tried to identify companies with defensible business models and above-average returns that are exposed to durable growth trends in the emerging markets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

20

Columbia Acorn Emerging
Markets Fund (CEFZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Total Returns (Class Z)

through June 30, 2012

Inception 8/19/11	Year to date*	Life of fund*†
Returns before taxes	9.85%	1.94%
Returns after taxes on distributions	9.84	1.94
Returns after taxes on distributions and sale of fund shares	6.40	1.27
S&P Emerging Markets Between $500M and $5B Index (pretax)***	8.88	-5.77

All results shown assume reinvestment of distributions.

*Year to date and life of fund data is not annualized.

†Reflects performance from Fund inception on 8/19/11 through 6/30/12.

***The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012 prospectus, is 1.60%. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 13.35% and 1.60%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn Emerging Markets Fund
Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ace Indonesia (Indonesia) Home Improvement Retailer	3.5%
2.	Tower Bersama Infrastructure (Indonesia) Communications Towers	3.3%
3.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	3.3%
4.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.8%
5.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.8%
6.	Coronation Fund Managers (South Africa) South African Fund Manager	2.7%
7.	Dufry Group (Switzerland) Operators Airport Duty Free & Duty Paid Shops	2.5%
8.	CTCI Corp (Taiwan) International Engineering Firm	2.4%
9.	Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	2.4%
10.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund (Class Z)

August 19, 2011 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn Emerging Markets Fund at inception on August 19, 2011 to the S&P Emerging Markets Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$5.8 million

21

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Eurofins Scientific	3.6%
Gemalto	3.4%
Aalberts Industries	2.0%
Domino's Pizza UK & Ireland	1.9%
Geox	1.1%

Columbia Acorn European Fund was up 11.62% for the six months ended June 30, 2012, outperforming the 7.65% return of its primary benchmark, the S&P Europe Between $500M and $5B Index. In absolute numbers, the Fund had a very strong first quarter, up 17.69%, followed by a lackluster second quarter, in which the Fund was down 5.16%. But the real story was in the relative numbers. Whereas the Fund closely matched the 17.80% gain in the first quarter of its benchmark, it contained the losses from the general downdraft in the second quarter better than the benchmark, which fell 8.62%.

French Fund holdings continued to perform strongly in the second quarter. Smart card products and solutions company Gemalto was up 9%, and food, drug and materials testing provider Eurofins Scientific gained 15%. Gemalto released a very positive first quarter sales report that showed sales in the mobile phone division up 11%, the first such growth in a few quarters. This turn confirmed our thesis that the change to fourth-generation wireless technology should increasingly feed through the company's top line. Eurofins Scientific announced a near doubling of its net profit in the first quarter of 2012, which, in itself, is not very significant because the bulk of the business's sales happen in the second half. What we were more interested to see was that Eurofins Scientific's business grew 10% organically in Europe, proof that when you're in the right business, macro issues can take second place. We shaved some off our position in Gemalto and added some in Eurofins Scientific to reflect short-term performance. Both continue to be in the Fund's top-five stocks by size.

Retailers like to complain about the weather: it's never right. Not so for Domino's Pizza UK & Ireland, the U.S. pizza maker's British, Irish and German franchise. The rainiest April on record in the United Kingdom caused people to stay home and order in. Domino's was only too happy to deliver, and so did the stock, up 17% in the quarter and 29% for the half year.

There were few strong detractors in the portfolio, largely because the largest slides came from small positions. Geox, the Italian maker of casual shoes, saw its stock decline 26% in the second quarter following a profit warning that accompanied the release of first quarter figures. Start-up costs related to expansion in Asia, Russia and Eastern Europe have negatively impacted Geox's margins. We believe that the strength of the company's patents, brand and balance sheet will help it gain market share over competitors, especially now that franchisees will be willing to ally themselves closer to a strong operator.

Another detractor to performance in the second quarter was Aalberts Industries, a manufacturer of flow control and heat treatment equipment based in the Netherlands, down almost 23%. An update on quarterly sales and management's outlook at the beginning of May were cautious, which hurt the stock. This diversified industrial company has strong market positions in most European countries and is suffering from lower capacity utilization in its industrial services division. For 2012, we believe the company is likely to show flat growth. On the other hand, we believe Aalberts's strong market positions, outstanding margins and excellent management are unlikely to go away, even during this time of weak demand. We believe its competitive position is bound to improve.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

22

Columbia Acorn
European Fund (CAEZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Total Returns (Class Z)

through June 30, 2012

Inception 8/19/11	Year to date*	Life of fund*†
Returns before taxes	11.62%	6.29%
Returns after taxes on distributions	11.56	5.99
Returns after taxes on distributions and sale of fund shares	7.55	4.15
S&P Europe Between $500M and $5B Index (pretax)***	7.65	-0.07

All results shown assume reinvestment of distributions.

*Year to date and life of fund data is not annualized.

†Reflects performance from Fund inception on 8/19/11 through 6/30/12.

***The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012 prospectus, is 1.50%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 19.02% and 1.50%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn European Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	3.6%
2.	Gemalto (France) Digital Security Solutions	3.4%
3.	Wirecard (Germany) Online Payment Processing & Risk Management	3.0%
4.	Geberit (Switzerland) Plumbing Supplies	2.8%
5.	Charles Taylor (United Kingdom) Insurance Services	2.7%
6.	1000 mercis (France) Interactive Advertising and Marketing	2.6%
7.	Marel (Iceland) Largest Manufacturer of Poultry & Fish Processing Equipment	2.5%
8.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.5%
9.	Partners Group (Switzerland) Private Markets Asset Management	2.5%
10.	Sweco (Sweden) Engineering Consultants	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund (Class Z)

August 19, 2011 through June 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn European Fund at inception on August 19, 2011 to the S&P Europe Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$2.1 million

23

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Information
Angies list	0	231,700
Cree	380,000	560,000
Genpact	1,575,000	1,705,000
Hexagon (Sweden)	5,164,999	5,450,000
Lamar Advertising	0	1,725,000
SABA	0	2,000,000
Velti	2,500,000	2,700,000
Yandex (Russia)	0	700,100
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,263,654	2,324,833
Ashland	0	800,000
Chicago Bridge & Iron	1,725,000	2,850,000
Forward Air	1,300,000	1,400,000
Generac	1,776,000	2,350,000
Moog	2,775,000	3,000,000
Neopost (France)	210,000	350,000
Polypore International	900,000	1,325,000
Consumer Goods & Services
American Eagle Outfitters	300,000	1,075,000
Arcos Dorados (Brazil)	0	1,800,000
Avis Budget Group	3,800,000	4,400,000
Deckers Outdoor	1,140,000	1,310,000
Fossil	392,500	527,845
GNC Holdings	1,528,500	2,305,000
Interface	1,750,000	2,038,555
Lifestyle International (Hong Kong)	13,500,000	16,857,500
Pier 1 Imports	5,600,000	6,600,000
Finance
Associated Banc-Corp	6,287,800	6,956,800
City National	1,175,000	1,348,000
Eaton Vance	3,700,000	4,036,000
First Commonwealth	1,000,000	2,500,000
FX Alliance	0	300,000
Onex Capital (Canada)	0	450,000
SEI Investments	6,198,000	6,654,000
SVB Financial Group	810,000	985,000
Health Care
ARIAD Pharmaceuticals	0	2,568,248
Cepheid	3,900,000	4,600,000
DENTSPLY International	1,136,500	1,550,000
InterMune	2,950,000	3,850,000
Synageva Biopharma	180,167	569,898

	Number of Shares
	3/31/12	6/30/12
Energy & Minerals
Gulf United (Colombia)	0	50,000,000
Kirkland Lake Gold (Canada)	920,000	1,400,000
Laredo Petroleum	0	1,159,000
Mongolian Mining (Mongolia)	12,000,000	16,000,000
Other Industries
Rush Enterprises, Class A	2,800,000	2,937,175

See accompanying notes to financial statements.

24

	Number of Shares
	3/31/12	6/30/12
Sales
Information
Akamai	250,000	0
Amphenol	3,495,000	3,415,000
Ariba	2,850,000	900,000
Atmel	12,300,000	11,562,000
Blackbaud	1,650,000	960,329
Concur Technologies	1,830,000	1,400,000
Constant Contact	2,350,000	2,000,000
Discovery Series C	1,595,000	900,000
Equinix	585,000	450,000
F5 Networks	685,000	640,000
Finisar	1,695,000	1,345,000
FTI Consulting	868,516	234,615
Global Payments	2,299,000	1,700,000
Ixia	2,330,000	1,730,000
Kenexa	1,700,000	1,173,100
Liberty Global Series A	1,250,000	900,000
Littelfuse	500,000	420,000
Mail.ru - GDR (Russia)	400,000	234,168
NetSuite	1,150,000	800,000
Plexus	1,100,000	960,000
Red Hat	750,000	700,000
Saga Communications	164,991	145,271
SBA Communications	3,700,000	3,400,000
TIBCO	2,150,000	1,450,000
Tyler Technologies	1,700,000	900,000
Zebra Technologies	1,605,000	1,365,000
Industrial Goods & Services
Albany International	900,000	600,000
GrafTech International	3,750,000	2,800,000
Imtech (Netherlands)	1,601,465	1,491,313
Interline Brands	2,399,751	1,400,000
Jain Irrigation Systems (India)	3,450,000	0
Jain Irrigation Systems - DVR (India)	172,500	0
Kaydon	501,000	0
Mersen (France)	260,000	92,046
Pentair	3,100,000	1,890,000
Waste Connections	2,400,000	2,050,000
Consumer Goods & Services
Abercrombie & Fitch	3,460,000	3,040,000
GLG Life Tech (Canada)	1,678,125	1,665,270
lululemon athletica	4,922,800	4,505,000
Monster Beverage	2,340,000	1,700,000
Saks	5,225,000	4,425,000
Snyder's-Lance	240,000	0
True Religion Apparel	393,452	231,452
Universal Technical Institute	612,205	0
Warnaco Group	2,190,000	1,460,000

	Number of Shares
	3/31/12	6/30/12
Finance
Assured Guaranty	500,000	0
BOK Financial	2,691,414	2,638,000
CVB Financial	3,400,000	3,000,000
Green Bankshares	152,569	79,800
Oriental Financial Group	500,000	0
World Acceptance	1,459,555	1,425,202
Health Care
Alexion Pharmaceuticals	2,290,000	1,476,000
Allscripts Healthcare Solutions	1,200,000	0
Gen-Probe	760,000	0
Hill-Rom Holdings	1,873,800	1,275,000
Onyx Pharmaceuticals	1,000,000	750,000
Pacific Biosciences of California	2,525,000	0
Raptor Pharmaceutical	4,200,000	3,609,594
Energy & Minerals
Alexco Resource	2,800,000	2,050,000
Athabasca Oil Sands (Canada)	2,160,000	750,000
Baytex (Canada)	650,000	361,000
Black Diamond Group (Canada)	1,056,600	893,600
Canacol (Colombia)	5,917,100	5,116,000
Celtic Exploration (Canada)	1,140,000	718,000
Core Laboratories (Netherlands)	442,000	387,000
Crew Energy (Canada)	1,547,000	493,000
FMC Technologies	5,298,000	5,150,000
Fugro (Netherlands)	1,988,054	1,289,106
Oil States International	743,000	513,000
Pacific Rubiales Energy (Colombia)	4,250,000	3,700,000
Silver Wheaton (Canada)	1,600,000	550,000
SM Energy	900,000	703,000
Tullow Oil (United Kingdom)	1,697,000	1,050,000
Tuscany International Drilling (Colombia)	4,435,000	4,415,000
Vopak (Netherlands)	300,000	218,000
Other Industries
Genesee & Wyoming	400,000	300,000

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 95.8%
Information 27.2%
	> Business Software 6.9%
5,000,000	Informatica (a)	$211,800
	Enterprise Data Integration Software
2,550,000	Ansys (a)	160,930
	Simulation Software for Engineers & Designers
2,700,000	Micros Systems (a)	138,240
	Information Systems for Hotels, Restaurants & Retailers
1,400,000	Concur Technologies (a)	95,340
	Web Enabled Cost & Expense Management Software
5,450,000	Hexagon (Sweden)	93,549
	Design, Measurement & Visualization Software & Equipment
2,350,000	Quality Systems	64,649
	IT Systems for Medical Groups & Ambulatory Care Centers
800,000	NetSuite (a)	43,816
	End-to-end IT Systems Solutions Delivered Over the Web
1,450,000	TIBCO (a)	43,384
	Datacenter Software
900,000	Ariba (a)	40,284
	Cost Management Software
700,000	Red Hat (a)	39,536
	Maintenance & Support for Opensource Operating Systems & Middleware
900,000	Tyler Technologies (a)	36,315
	Financial, Tax, Court & Document Management Systems for Local Governments
2,000,000	Constant Contact (a)(b)(c)	35,760
	Email & Other Marketing Campaign Management Systems Delivered Over the Web
1,173,100	Kenexa (a)	34,055
	Recruiting & Workforce Management Solutions
900,000	SPS Commerce (a)(b)	27,342
	Supply Chain Management Software Delivered via the Web
750,000	Jack Henry & Associates	25,890
	IT Systems & Outsourced IT Solutions for Financial Institutions
960,329	Blackbaud	24,652
	Software & Services for Non-profits
690,000	Advent Software (a)	18,706
	Asset Management & Trading Systems
2,000,000	SABA (a)(b)	18,560
	Learning Management Systems
2,700,000	Velti (a)(c)	17,550
	Mobile Marketing Software Platform
900,000	Active Network (a)	13,851
	Web Delivered Software Solution for Managing Events & Activities
1,000,000	InContact (a)	5,010
	Call Center Systems Delivered Via the Web & Telco Services
55,000	Solera Holdings	2,298
	Software for Automotive Insurance Claims Processing
		1,191,517

Number of Shares		Value (000)
	> Instrumentation 2.7%
1,600,000	Mettler-Toledo International (a)(b)	$249,360
	Laboratory Equipment
2,780,000	IPG Photonics (a)(b)	121,180
	Fiber Lasers
2,035,000	Trimble Navigation (a)	93,631
	GPS-based Instruments
		464,171
	> Mobile Communications 2.7%
4,465,000	Crown Castle International (a)	261,917
	Communications Towers
3,400,000	SBA Communications (a)	193,970
	Communications Towers
1,500,000	Globalstar (a)	480
	Satellite Mobile Voice & Data Carrier
		456,367
	> Telephone & Data Services 2.6%
9,500,000	tw telecom (a)(b)	243,770
	Fiber Optic Telephone/Data Services
1,400,000	AboveNet (b)	117,600
	Metropolitan Fiber Communications Services
2,200,000	Cogent Communications (a)	42,350
	Internet Data Pipelines
1,650,000	Boingo Wireless (a)	19,173
	Wholesale & Retail WiFi Networks
2,000,000	General Communications (a)(b)	16,620
	Commercial Communication & Consumer CATV, Web & Phone in Alaska
		439,513
	> Computer Hardware & Related Equipment 2.4%
3,415,000	Amphenol	187,552
	Electronic Connectors
4,550,000	II-VI (a)(b)	75,849
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	46,901
	Bar Code Printers
900,000	Netgear (a)	31,059
	Networking Products for Small Business & Home
605,000	Stratasys (a)(c)	29,978
	Rapid Prototyping Systems
800,000	Nice Systems - ADR (Israel) (a)	29,280
	Audio & Video Recording Solutions
207,000	Gemalto (France)	14,867
	Digital Security Solutions
		415,486
	> Semiconductors & Related Equipment 2.1%
11,562,000	Atmel (a)	77,465
	Microcontrollers, Radio Frequency & Memory Semiconductors
7,932,000	ON Semiconductor (a)	56,317
	Mixed Signal & Power Management Semiconductors
5,000,000	Entegris (a)	42,700
	Semiconductor Materials Management Products
2,160,000	Microsemi (a)	39,938
	Analog/Mixed Signal Semiconductors

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
420,000	Littelfuse	$23,894
	Little Fuses
1,165,000	Monolithic Power Systems (a)	23,149
	High Performance Analog & Mixed Signal Integrated Circuits
1,900,000	IXYS (a)(b)	21,223
	Power Semiconductors
400,000	Hittite Microwave (a)	20,448
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	19,373
	Semiconductor Equipment
1,765,000	Pericom Semiconductor (a)(b)	15,885
	Interface Integrated Circuits & Frequency Control Products
560,000	Cree (a)(c)	14,375
	LED Lighting, Components & Chips
2,290,000	TriQuint Semiconductor (a)	12,595
	Radio Frequency Semiconductors
		367,362
	> Computer Services 1.3%
3,400,000	iGATE (a)(b)	57,868
	IT & Business Process Outsourcing Services
680,000	Syntel	41,275
	Offshore IT Services
1,618,000	ExlService Holdings (a)(b)	39,868
	Business Process Outsourcing
2,125,000	Virtusa (a)(b)	28,369
	Offshore IT Outsourcing
1,705,000	Genpact (a)	28,354
	Business Process Outsourcing
3,849,207	Hackett Group (a)(b)	21,440
	IT Integration & Best Practice Research
1,091,353	WNS - ADR (India) (a)	10,619
	Offshore BPO (Business Process Outsourcing) Services
		227,793
	> Gaming Equipment & Services 1.2%
3,725,000	Bally Technologies (a)(b)	173,809
	Slot Machines & Software
1,530,000	WMS Industries (a)	30,523
	Slot Machine Provider
		204,332
	> Internet Related 1.1%
450,000	Equinix (a)	79,042
	Network Neutral Data Centers
1,450,000	TripAdvisor	64,801
	Online Travel Research
304,000	NetEase.com - ADR (China) (a)	17,890
	Chinese Online Gaming Services
700,100	Yandex (Russia) (a)	13,337
	Search Engine for Russian & Turkish Languages
234,168	Mail.ru - GDR (Russia) (a)(d)	7,975
	Internet Social Networking & Games for Russian Speakers
231,700	Angies list (a)	3,670
	Consumer Subscription & Internet Advertising
		186,715

Number of Shares		Value (000)
	> Business Information & Marketing Services 0.9%
1,900,000	Verisk Analytics (a)	$93,594
	Risk & Decision Analytics
3,027,016	Navigant Consulting (a)(b)	38,261
	Financial Consulting Firm
505,000	RPX (a)	7,247
	Patent Aggregation & Defensive Patent Consulting
234,615	FTI Consulting (a)	6,745
	Financial Consulting Firm
		145,847
	> Telecommunications Equipment 0.7%
640,000	F5 Networks (a)	63,718
	Internet Traffic Management Equipment
1,730,000	Ixia (a)	20,795
	Telecom Network Test Equipment
1,345,000	Finisar (a)	20,121
	Optical Subsystems & Components
1,925,000	Infinera (a)	13,167
	Optical Networking Equipment
		117,801
	> CATV 0.6%
900,000	Discovery Series C (a)	45,081
	Cable TV Programming
900,000	Liberty Global Series A (a)	44,667
	Cable TV Franchises Outside the USA
15,770	Jupiter Telecommunications (Japan)	16,079
	Largest Cable Service Provider in Japan
		105,827
	> Financial Processors 0.6%
1,700,000	Global Payments	73,491
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	25,119
	Singapore Equity & Derivatives Market Operator
		98,610
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	96,438
	Electronic Components Distribution
		96,438
	> Contract Manufacturing 0.3%
3,800,000	Sanmina-SCI (a)	31,122
	Electronic Manufacturing Services
960,000	Plexus (a)	27,072
	Electronic Manufacturing Services
		58,194
	> Advertising 0.3%
1,725,000	Lamar Advertising (a)	49,335
	Outdoor Advertising
1,500,000	VisionChina Media - ADR (China) (a)	1,395
	Advertising on Digital Screens in China's Mass Transit System
		50,730

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Entertainment Programming 0.2%
1,100,000	IMAX (Canada) (a)(c)	$26,433
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		26,433
	> TV Broadcasting —%
2,500,000	Entravision Communications	3,025
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)(c)	2,573
	Mid-market Affiliated TV Stations
		5,598
	> Radio —%
145,271	Saga Communications (a)	5,391
	Radio Stations in Small & Mid-sized Cities
		5,391
	> Consumer Software —%
273,500	Carbonite (a)(c)	2,445
	Online Data Storage
		2,445
Information: Total		4,666,570
Industrial Goods & Services 19.0%
	> Machinery 11.1%
6,750,000	Ametek	336,893
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	280,308
	Industrial Air Filtration
3,125,000	Nordson	160,281
	Dispensing Systems for Adhesives & Coatings
3,000,000	Moog (a)(b)	124,050
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,725,000	Kennametal	123,484
	Consumable Cutting Tools
2,325,000	Clarcor	111,972
	Mobile & Industrial Filters
3,063,000	HEICO (b)	98,812
	FAA Approved Aircraft Replacement Parts
1,800,000	Pall	98,658
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (b)	80,168
	Automatic Electric Meter Readers
1,890,000	Pentair	72,349
	Pumps & Water Treatment
805,000	Toro	58,998
	Turf Maintenance Equipment
2,350,000	Generac	56,541
	Standby Power Generators
2,675,000	Oshkosh Corporation (a)	56,041
	Specialty Truck Manufacturer
1,325,000	Polypore International (a)(c)	53,517
	Battery Separators & Filtration Media
435,000	Valmont Industries	52,622
	Center Pivot Irrigation Systems & Utility Poles
950,000	WABCO Holdings (a)	50,284
	Truck & Bus Component Supplier

Number of Shares		Value (000)
600,000	Wabtec	$46,806
	Freight & Transit Component Supplier
350,000	Neopost (France)	18,678
	Postage Meter Machines
170,000	Middleby Corp (a)	16,934
	Manufacturer of Cooking Equipment
10,000,000	Marel (Iceland)	12,162
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,000,000	Spartan Motors	5,240
	Specialty Truck & Chassis Manufacturer
		1,914,798
	> Industrial Materials & Specialty Chemicals 2.4%
1,750,000	Albemarle	104,370
	Refinery Catalysts & Other Specialty Chemicals
1,520,000	FMC Corporation	81,290
	Niche Specialty Chemicals
800,000	Ashland	55,448
	Diversified Chemicals Company
1,880,000	Drew Industries (a)(b)	52,358
	RV & Manufactured Home Components
1,525,000	Novozymes (Denmark)	39,545
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (c)	37,466
	Producer of Specialty Fertilizers, Lithium & Iodine
2,218,700	Kansai Paint (Japan)	23,775
	Paint Producer in Japan, India, China & Southeast Asia
600,000	Albany International	11,226
	Paper Machine Clothing & Composites for Aerospace
200,000	Silgan Holdings	8,538
	Metal & Plastic Packaging
92,046	Mersen (France)	2,306
	Advanced Industrial Materials
		416,322
	> Other Industrial Services 1.7%
3,050,000	Expeditors International of Washington	118,187
	International Freight Forwarder
1,400,000	Forward Air	45,178
	Freight Transportation Between Airports
1,350,000	LKQ (a)	45,090
	Alternative Auto Parts Distribution
1,491,313	Imtech (Netherlands)	35,610
	Electromechanical & Information & Communications Technology Installation & Maintenance
1,600,000	Mobile Mini (a)	23,040
	Portable Storage Units Leasing
1,500,000	Acorn Energy (b)(c)	12,480
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
750,000	UTI Worldwide	10,958
	Freight Forwarding & Logistics
		290,543

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Construction 1.3%
2,850,000	Chicago Bridge & Iron	$108,186
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
66,000	NVR (a)	56,100
	DC Homebuilder
1,350,000	Fortune Brands Home & Security (a)	30,065
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	24,197
	Civil Engineering & Construction
		218,548
	> Electrical Components 0.7%
1,765,000	Acuity Brands	89,856
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	18,592
	Industrial Light Sources
351,000	Saft (France)	8,421
	Niche Battery Manufacturer
		116,869
	> Outsourcing Services 0.7%
2,800,000	Quanta Services (a)	67,396
	Electrical & Telecom Construction Services
1,359,200	Insperity (b)	36,766
	Professional Employer Organization
600,000	GP Strategies (a)	11,082
	Training Programs
		115,244
	> Waste Management 0.5%
2,050,000	Waste Connections	61,336
	Solid Waste Management
560,000	Clean Harbors (a)	31,595
	Hazardous Waste Services & Disposal
		92,931
	> Conglomerates 0.2%
2,324,833	Aalberts Industries (Netherlands)	36,200
	Flow Control & Heat Treatment
		36,200
	> Industrial Distribution 0.2%
1,400,000	Interline Brands (a)	35,098
	Industrial Distribution
		35,098
	> Steel 0.2%
2,800,000	GrafTech International (a)	27,020
	Industrial Graphite Materials Producer
		27,020
Industrial Goods & Services: Total		3,263,573
Consumer Goods & Services 15.9%
	> Retail 4.3%
4,505,000	lululemon athletica (a)	268,633
	Premium Active Apparel Retailer
6,600,000	Pier 1 Imports (b)	108,438
	Home Furnishing Retailer
3,040,000	Abercrombie & Fitch	103,786
	Teen Apparel Retailer

Number of Shares		Value (000)
3,370,000	Shutterfly (a)(b)	$103,425
	Internet Photo-centric Retailer
4,425,000	Saks (a)(c)	47,126
	Luxury Department Store Retailer
527,845	Fossil (a)	40,401
	Watch Designer & Retailer
525,000	DSW	28,560
	Branded Footwear Retailer
1,075,000	American Eagle Outfitters	21,210
	Teen Apparel Retailer
971,500	Teavana (a)(c)	13,145
	Specialty Tea Retailer
1,371,366	Gaiam (a)(b)	5,348
	Healthy Living Catalogs & E-Commerce
66,000	The Fresh Market (a)	3,540
	Specialty Food Retailer
		743,612
	> Travel 3.0%
3,850,000	Gaylord Entertainment (a)(b)	148,456
	Convention Hotels
1,430,000	Vail Resorts	71,614
	Ski Resort Operator & Developer
1,450,000	Expedia	69,702
	Online Travel Services Company
4,400,000	Avis Budget Group (a)	66,880
	Second Largest Car Rental Company
3,750,000	Hertz (a)	48,000
	Largest U.S. Rental Car Operator
970,000	Choice Hotels	38,732
	Franchisor of Budget Hotel Brands
1,600,000	HomeAway (a)(c)	34,784
	Vacation Rental Online Marketplace
2,000,000	Localiza Rent A Car (Brazil)	30,082
	Car Rental
		508,250
	> Apparel 2.3%
1,660,000	PVH	129,131
	Apparel Wholesaler & Retailer
2,100,000	Coach	122,808
	Designer & Retailer of Branded Leather Accessories
1,460,000	Warnaco Group (a)	62,167
	Global Branded Apparel Manufacturer
1,310,000	Deckers Outdoor (a)(c)	57,653
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	19,050
	Wholesaler/Retailer of Fashion Footwear
231,452	True Religion Apparel	6,708
	Premium Denim
		397,517
	> Food & Beverage 1.1%
1,700,000	Monster Beverage (a)	121,040
	Alternative Beverages
32,000,000	Olam International (Singapore)	46,347
	Agriculture Supply Chain Manager
1,800,000	Arcos Dorados (Brazil)	26,604
	McDonald's Master Franchise for Latin America

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Food & Beverage—continued
45,500	Annie's (a)(c)	$1,905
	Developer & Marketer of Natural & Organic Food
1,665,270	GLG Life Tech (Canada) (a)(b)(e)	689
	All-natural Sweetener Extracted from the Stevia Plant
		196,585
	> Consumer Goods Distribution 1.1%
2,305,000	GNC Holdings	90,356
	Specialty Retailer of Health & Wellness Products
2,015,000	Pool	81,527
	Distributor of Swimming Pool Supplies & Equipment
625,000	United Stationers	16,844
	Wholesale Distributor of Business Products
		188,727
	> Other Consumer Services 0.9%
2,190,000	Lifetime Fitness (a)(b)	101,857
	Sport & Fitness Club Operator
16,857,500	Lifestyle International (Hong Kong)	37,146
	Mid to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	9,679
	Real Estate Internet Websites
441,666	IFM Investments (Century 21 China RE) - ADR (China) (a)	481
	Provide Real Estate Services in China
		149,163
	> Casinos & Gaming 0.8%
3,950,000	Pinnacle Entertainment (a)(b)	37,999
	Regional Casino Operator
850,000	Penn National Gaming (a)	37,902
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	34,560
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	18,400
	Macau Casino Operator
		128,861
	> Furniture & Textiles 0.8%
4,200,000	Knoll (b)	56,364
	Office Furniture
2,250,000	Herman Miller	41,670
	Office Furniture
2,038,555	Interface	27,785
	Modular & Broadloom Carpet
215,000	Caesarstone (Israel) (a)	2,604
	Quartz Countertops
		128,423
	> Other Durable Goods 0.6%
1,500,000	Jarden	63,030
	Branded Household Products
460,000	Cavco Industries (a)(b)	23,589
	Manufactured Homes
400,000	Tesla Motors (a)(c)	12,516
	Design, Manufacture & Sell High Performance Electric Vehicles
		99,135

Number of Shares		Value (000)
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(b)	$46,280
	Popeye's Restaurants
450,000	Cheesecake Factory (a)	14,382
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	12,035
	Upscale Casual Italian Restaurants
		72,697
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	54,224
	Personal Care, Housewares, Healthcare & Home Environment Products
		54,224
	> Educational Services 0.2%
800,000	New Oriental Education & Technology - ADR (China) (a)	19,600
	Education Service Provider
300,000	ITT Educational Services (a)(c)	18,225
	Postsecondary Degree Services
2,000,000	Voyager Learning - Contingent Value Rights (e)(f)	220
	Education Services for the K-12 Market
		38,045
	> Leisure Products 0.1%
1,290,000	Skullcandy (a)(c)	18,253
	Lifestyle Branded Headphones
		18,253
	> Other Entertainment —%
265,000	CTS Eventim (Germany)	7,974
	Event Ticket Sales
		7,974
Consumer Goods & Services: Total		2,731,466
Finance 11.0%
	> Banks 4.4%
2,638,000	BOK Financial	153,532
	Tulsa-based Southwest Bank
6,956,800	Associated Banc-Corp	91,760
	Midwest Bank
2,337,313	Hancock Holding	71,148
	Gulf Coast Bank
1,348,000	City National	65,486
	Bank & Asset Manager
2,860,000	MB Financial (b)	61,604
	Chicago Bank
985,000	SVB Financial Group (a)	57,839
	Bank to Venture Capitalists
5,323,500	Valley National Bancorp	56,429
	New Jersey/New York Bank
3,000,000	CVB Financial	34,950
	Inland Empire Business Bank
2,200,000	TCF Financial	25,256
	Great Lakes Bank
700,000	Wintrust Financial	24,850
	Chicago & Milwaukee Full Service Bank
1,350,000	TriCo Bancshares (b)	20,790
	California Central Valley Bank

See accompanying notes to financial statements.

30

Number of Shares		Value (000)
	> Banks—continued
4,299,507	First Busey	$20,767
	Illinois Bank
1,121,188	Sandy Spring Bancorp	20,181
	Baltimore, D.C. Bank
2,500,000	First Commonwealth	16,825
	Western Pennsylvania Bank
811,295	Hudson Valley	14,685
	Metro New York City Bank
2,136,500	TrustCo Bank	11,665
	New York State Bank
706,559	Eagle Bancorp (a)	11,128
	Metro D.C. Bank
241,405	Pacific Continental Bank	2,141
	Pacific Northwest Bank
79,800	Green Bankshares (a)	133
	Tennessee Bank
		761,169
	> Insurance 2.4%
8,900,000	CNO Financial Group	69,420
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	66,198
	Commerical Lines Insurance/Reinsurance
2,764,000	Tower Group (b)	57,685
	Commercial & Personal Lines Insurance
1,120,000	The Hanover Insurance Group	43,826
	Commercial & Personal Lines Insurance
2,050,000	Selective Insurance Group	35,690
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	34,540
	Specialty Insurance
832,000	Willis Group (Ireland)	30,360
	Insurance Broker
925,000	Kemper	28,444
	Multi-line Insurance
250,000	Enstar Group (a)	24,735
	Insurance/Reinsurance & Related Services
900,000	Brown & Brown	24,543
	Insurance Broker
		415,441
	> Finance Companies 1.6%
1,425,202	World Acceptance (a)(b)	93,778
	Personal Loans
2,150,000	McGrath Rentcorp (b)	56,975
	Temporary Space & IT Rentals
3,400,000	H & E Equipment Services (a)(b)	51,102
	Heavy Equipment Leasing
1,123,400	CAI International (a)(b)	22,333
	International Container Leasing
1,091,000	Marlin Business Services (b)	17,882
	Small Equipment Leasing
450,000	Onex Capital (Canada)	17,472
	Private Equity
422,500	Regional Management (a)	6,950
	Consumer Loans
78,500	Textainer Group Holdings	2,897
	Top International Container Leasor
		269,389

Number of Shares		Value (000)
	> Brokerage & Money Management 1.5%
6,654,000	SEI Investments	$132,348
	Mutual Fund Administration & Investment Management
4,036,000	Eaton Vance	108,770
	Specialty Mutual Funds
300,000	FX Alliance (a)	4,713
	FX Trading Software & Services
1,000,000	Artio Global Investors (c)	3,500
	International Asset Manager
		249,331
	> Credit Cards 0.5%
550,000	Alliance Data Systems (a)	74,250
	Diversified Credit Card Provider
275,000	Wright Express (a)	16,973
	Pay Card Processor
		91,223
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	59,981
	Holding Company
		59,981
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	8,580
	Asset Management for 401k Plans
1,010,000	Provident New York Bancorp	7,666
	New York State Thrift
470,000	ViewPoint Financial	7,351
	Texas Thrift
452,146	Kaiser Federal	6,682
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,452
	Northeast Thrift
		31,731
Finance: Total		1,878,265
Health Care 9.7%
	> Biotechnology & Drug Delivery 4.9%
4,315,000	BioMarin Pharmaceutical (a)	170,787
	Biotech Focused on Orphan Diseases
6,153,000	Seattle Genetics (a)(b)(c)	156,225
	Antibody-based Therapies for Cancer
1,476,000	Alexion Pharmaceuticals (a)	146,567
	Biotech Focused on Orphan Diseases
3,250,000	Auxilium Pharmaceuticals (a)(b)	87,393
	Biotech Focused on Niche Disease Areas
6,000,000	NPS Pharmaceuticals (a)(b)	51,660
	Orphan Drugs & Healthy Royalties
750,000	Onyx Pharmaceuticals (a)	49,837
	Commercial-stage Biotech Focused on Cancer
3,850,000	InterMune (a)(b)	46,007
	Drugs for Pulmonary Fibrosis & Hepatitis C
2,568,248	ARIAD Pharmaceuticals (a)	44,200
	Biotech Focused on Cancer
3,430,000	Isis Pharmaceuticals (a)	41,160
	Biotech Pioneer in Antisense Drugs
569,898	Synageva Biopharma (a)(c)	23,115
	Biotech Focused on Orphan Diseases

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
3,609,594	Raptor Pharmaceutical (a)(b)(c)	$20,178
	Orphan Drug Company
5,750,000	Chelsea Therapeutics International (a)(b)(c)	8,510
	Biotech Focused on Rare Diseases
2,990,000	Anthera Pharmaceuticals (a)(b)	2,022
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Therapeutx (e)(f)	252
	Drug Inhaler Development
		847,913
	> Medical Supplies 2.6%
4,600,000	Cepheid (a)(b)	205,850
	Molecular Diagnostics
950,000	Henry Schein (a)	74,565
	Largest Distributor of Healthcare Products
2,126,000	Patterson Companies	73,283
	Dental/Vet/Med Distributor
1,550,000	DENTSPLY International	58,606
	Leading Dental Supplies Manufacturer
375,000	Techne	27,825
	Cytokines, Antibodies & Other Reagents for Life Science
		440,129
	> Medical Equipment & Devices 0.9%
550,000	Haemonetics (a)	40,760
	Blood & Plasma Collection Equipment
1,275,000	Hill-Rom Holdings	39,334
	Hospital Beds/Patient Handling
675,000	Sirona Dental Systems (a)	30,382
	Manufacturer of Dental Equipment
950,000	PerkinElmer Inc.	24,510
	Analytical Instruments for Life Sciences
570,000	Orthofix International (a)	23,513
	Bone Fixation & Stimulation Devices
		158,499
	> Health Care Services 0.7%
665,000	Mednax (a)	45,579
	Physician Management for Pediatric & Anesthesia Practices
4,900,000	eResearch Technology (a)(b)	39,151
	Clinical Research Services
825,000	HealthSouth (a)	19,189
	Inpatient Rehabalitation Facilities
1,875,000	Health Management Associates (a)	14,719
	Non-urban Hospitals
		118,638
	> Pharmaceuticals 0.6%
4,000,000	Akorn (a)	63,080
	Develops, Manufactures & Sells Specialty Generic Drugs
3,388,000	Adcock Ingram Holdings (South Africa)	24,904
	Manufacturer of Pharmaceuticals & Medical Supplies
1,095,000	Horizon Pharma (a)(c)	7,807
	Specialty Pharma Company

Number of Shares		Value (000)
2,040,000	Alimera Sciences (a)(b)(c)	$6,100
	Ophthalmology-focused Pharmaceutical Company
		101,891
Health Care: Total		1,667,070
Energy & Minerals 6.7%
	> Oil Services 3.2%
5,150,000	FMC Technologies (a)	202,034
	Oil & Gas Well Head Manufacturer
2,114,000	Atwood Oceanics (a)	79,994
	Offshore Drilling Contractor
1,289,106	Fugro (Netherlands)	78,196
	Subsea Oilfield Services
1,670,000	ShawCor (Canada)	60,445
	Oil & Gas Pipeline Products
1,000,000	Hornbeck Offshore (a)	38,780
	Supply Vessel Operator in U.S. Gulf of Mexico
513,000	Oil States International (a)	33,961
	Diversified North American Oil Service Provider
893,600	Black Diamond Group (Canada)	20,021
	Provides Accommodations/Equipment for Oil Sands Development
585,000	Rowan (a)	18,913
	Contract Offshore Driller
2,890,900	Horizon North Logistics (Canada)	16,497
	Provides Diversified Oil Service Offering in Northern Canada
4,415,000	Tuscany International Drilling (Colombia) (a)	1,713
	South America-based Drilling Rig Contractor
		550,554
	> Oil & Gas Producers 2.4%
3,700,000	Pacific Rubiales Energy (Colombia)	78,354
	Oil Production & Exploration in Colombia
695,000	Range Resources	43,000
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	40,797
	Oil Producer Using CO2 Injection
974,000	Rosetta Resources (a)	35,687
	Oil & Gas Producer Exploring in South Texas & Montana
703,000	SM Energy	34,524
	Oil & Gas Producer
1,050,000	Tullow Oil (United Kingdom)	24,268
	Oil & Gas Producer
1,159,000	Laredo Petroleum (a)	24,107
	Permian Basin Oil Producer
500,000	Cabot Oil and Gas	19,700
	Large Natural Gas Producer in Appalachia & Gulf Coast
361,000	Baytex (Canada) (c)	15,208
	Oil & Gas Producer in Canada
7,582,928	PetroMagdalena Energy (Colombia) (a)(b)	11,768
	Oil & Gas Exploration/Production in Colombia
550,000	Swift Energy (a)	10,236
	Oil & Gas Exploration & Production
718,000	Celtic Exploration (Canada) (a)	9,711
	Canadian Oil & Gas Producer

See accompanying notes to financial statements.

32

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
1,100,000	Kodiak Oil and Gas (a)	$9,031
	Bakken Oil & Gas Producer
340,000	Petroleum Development Corporation (a)	8,337
	Oil & Gas Producer in U.S.
750,000	Athabasca Oil Sands (Canada) (a)	8,251
	Oil Sands & Unconventional Oil Development
37,500,000	Petromanas (Canada) (a)(b)	7,919
	Exploring for Oil in Albania
200,000	Approach Resource (a)	5,108
	Oil & Gas Producer in West Texas Permian
27,000,000	Shamaran Petroleum (Iraq) (a)	4,509
	Oil Exploration in Kurdistan
26,000,000	Petrodorado (Colombia) (a)(b)	4,086
24,000,000	Petrodorado - Warrants (Colombia) (a)(f)	340
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
1,198,100	Pan Orient (Canada) (a)	4,413
	Asian Oil & Gas Explorer
25,000,000	Petroamerica (Colombia) (a)(c)	3,192
	Oil Exploration & Production in Colombia
493,000	Crew Energy (Canada) (a)	2,784
	Canadian Oil & Gas Producer
50,000,000	Gulf United (Colombia) (a)(e)(f)	2,640
	Prospecting for Oil Alongside Large Producers in Colombia
5,116,000	Canacol (Colombia) (a)	2,286
	Oil Producer in South America
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(f)	1,465
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(e)(f)	81
	Oil & Gas Exploration/Production in the North Sea
4,110,000	Santa Maria Petroleum (Colombia) (a)(f)	1,240
890,000	Santa Maria Petroleum (Colombia) (a)	280
	Explores for Oil & Gas in Latin America
393,600	Houston American Energy (a)	441
	Oil & Gas Exploration/Production in Colombia
		413,763
	> Mining 0.8%
387,000	Core Laboratories (Netherlands)	44,853
	Oil & Gas Reservoir Consulting
15,000,000	Zhaojin Mining Industry (China)	19,723
	Gold Mining & Refining in China
1,400,000	Kirkland Lake Gold (Canada) (a)	15,071
	Gold Mining
550,000	Silver Wheaton (Canada)	14,762
	Silver Mining Royalty Company
4,432,000	Northam Platinum (South Africa)	12,677
	Platinum Mining in South Africa
1,150,000	Ivanhoe Mines (Mongolia) (a)(c)	11,341
	Copper Mine Project in Mongolia
7,500,000	Duluth Metals (Canada) (a)(b)	10,976

Number of Shares		Value (000)
500,000	Duluth Exploration - Special Warrants (Canada) (a)(e)(f)	$39
	Copper & Nickel Miner
16,000,000	Mongolian Mining (Mongolia) (a)	9,079
	Coking Coal Mining in Mongolia
2,050,000	Alexco Resource (a)	9,041
	Mining, Exploration & Environmental Services
800,000	Augusta Resource (a)	1,328
	US Copper/Moly Mine
4,000,000	Wolverine Minerals (Canada) (a)(b)(f)	377
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(e)(f)	3
	Gold Mining
		149,270
	> Oil Refining, Marketing & Distribution 0.1%
218,000	Vopak (Netherlands)	13,983
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		13,983
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(e)(f)	12,794
	Farmland Operator in Uruguay
		12,794
	> Alternative Energy 0.1%
2,000,000	GT Advanced Technologies (a)	10,560
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,477
	Owner/Operator of Gasification Plants
		12,037
Energy & Minerals: Total		1,152,401
Other Industries 6.3%
	> Real Estate 4.0%
3,700,000	DuPont Fabros Technology (b)	105,672
	Technology-focused Office Buildings
750,000	Federal Realty Investment Trust	78,068
	Shopping Centers
1,850,000	Extra Space Storage	56,610
	Self Storage Facilities
3,700,000	Associated Estates Realty (b)	55,315
	Multi-family Properties
720,000	Digital Realty Trust	54,051
	Technology-focused Office Buildings
975,000	Post Properties	47,726
	Multi-family Properties
2,450,000	Biomed Realty Trust	45,766
	Life Science-focused Office Buildings
770,000	Kilroy Realty	37,276
	West Coast Office & Industrial Properties
43,000,000	Mapletree Logistics Trust (Singapore)	33,434
	Industrial Property Landlord
3,000,000	Education Realty Trust	33,240
	Student Housing
15,000,000	Ascendas REIT (Singapore)	25,589
	Industrial Property Landlord

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Real Estate—continued
3,750,000	DCT Industrial Trust	$23,625
	Industrial Properties
325,000	Jones Lang LaSalle	22,870
	Real Estate Services
1,300,000	St. Joe (a)(c)	20,553
	Florida Panhandle Landowner
3,500,000	Kite Realty Group (b)	17,465
	Community Shopping Centers
2,000,031	Summit Hotel Properties (b)	16,740
	Owner of Select Service Hotels
2,800	Orix JREIT (Japan)	12,586
	Diversified REIT
		686,586
	> Transportation 1.3%
1,155,000	JB Hunt Transport Services	68,838
	Truck & Intermodal Carrier
2,937,175	Rush Enterprises, Class A (a)(b)	48,023
550,000	Rush Enterprises, Class B (a)(b)	7,381
	Truck Sales & Service
1,260,000	World Fuel Services	47,918
	Global Fuel Broker
2,400,000	Heartland Express	34,344
	Regional Trucker
300,000	Genesee & Wyoming (a)	15,852
	Short-line Operator
		222,356
	> Regulated Utilities 1.0%
2,000,000	Northeast Utilities	77,620
	Regulated Electric Utility
1,660,000	Wisconsin Energy	65,686
	Wisconsin Utility
500,000	Allete	20,900
	Regulated Electric Utility in Minnesota
200,000	Red Eléctrica de España (Spain)	8,729
	Spanish Power Transmission
		172,935
Other Industries: Total		1,081,877
Total Equities: 95.8% (Cost: $10,608,838)		16,441,222

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
303,633,050	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	$303,633
Total Securities Lending Collateral: (Cost: $303,633)		303,633
Total Investments: 97.6% (Cost: $10,912,471)(h)(i)		16,744,855
Obligation to Return Collateral for Securities Loaned: (1.8)%		(303,633)
Cash and Other Assets Less Liabilities: 4.2%		723,250
Total Net Assets: 100.0%		$17,164,472

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

34

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
AboveNet	1,400,000	-	-	1,400,000	$117,600	$-
Acorn Energy	1,500,000	-	-	1,500,000	12,480	180
AFC Enterprises	2,000,000	-	-	2,000,000	46,280	-
Alimera Sciences	2,040,000	-	-	2,040,000	6,100	-
Anthera Pharmaceuticals	1,740,000	1,250,000	-	2,990,000	2,022	-
Associated Estates Realty	3,700,000	-	-	3,700,000	55,315	-
Auxilium Pharmaceuticals	3,033,715	216,285	-	3,250,000	87,393	1,295
Bally Technologies	3,725,000	-	-	3,725,000	173,809	-
CAI International	1,123,400	-	-	1,123,400	22,333	-
Cavco Industries	460,000	-	-	460,000	23,589	-
Cepheid	3,200,000	1,400,000	-	4,600,000	205,850	-
Chelsea Therapeutics International	4,550,000	1,200,000	-	5,750,000	8,510	-
Cogent Communications*	2,520,000	-	320,000	2,200,000	42,350	-
Constant Contact	2,350,000	-	350,000	2,000,000	35,760	-
Donaldson**	4,200,000	4,200,000	-	8,400,000	280,308	1,428
Drew Industries	1,500,000	380,000	-	1,880,000	52,358	-
Duluth Metals	7,500,000	-	-	7,500,000	10,976	-
DuPont Fabros Technology	3,350,000	350,000	-	3,700,000	105,672	822
eResearch Technology	4,900,000	-	-	4,900,000	39,151	-
ESCO Technologies	2,200,000	-	-	2,200,000	80,168	352
ExlService Holdings	1,145,000	473,000	-	1,618,000	39,868	-
Gaiam	1,371,366	-	-	1,371,366	5,348	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	148,456	-
General Communications	2,000,000	-	-	2,000,000	16,620	-
GLG Life Tech	1,750,000	-	84,730	1,665,270	689	-
H & E Equipment Services	3,400,000	-	-	3,400,000	51,102	-
Hackett Group+	4,500,000	-	650,793	3,849,207	21,440	-
HEICO***	2,250,000	813,000	-	3,063,000	98,812	135
Helen of Troy	1,600,000	-	-	1,600,000	54,224	-
Horizon Pharma*	1,095,000	-	-	1,095,000	7,807	-
iGATE	3,400,000	-	-	3,400,000	57,868	-
II-VI	4,550,000	-	-	4,550,000	75,849	-
Insperity	1,210,000	149,200	-	1,359,200	36,766	387
Interline Brands*	2,600,000	-	1,200,000	1,400,000	35,098	-
InterMune	2,950,000	900,000	-	3,850,000	46,007	-
IPG Photonics	2,780,000	-	-	2,780,000	121,180	-
IXYS	1,900,000	-	-	1,900,000	21,223	-
Kenexa*	1,700,000	-	526,900	1,173,100	34,055	-
Kite Realty Group	3,500,000	-	-	3,500,000	17,465	420
Knoll	4,200,000	-	-	4,200,000	56,364	1,260
Lifetime Fitness	2,190,000	-	-	2,190,000	101,857	-
lululemon athletica*	5,740,000	-	1,235,000	4,505,000	268,633	-
Marlin Business Services	1,091,000	-	-	1,091,000	17,882	131
MB Financial	2,360,000	500,000	-	2,860,000	61,604	55
McGrath Rentcorp	2,150,000	-	-	2,150,000	56,975	1,000
Mettler-Toledo International	1,600,000	-	-	1,600,000	249,360	-
Micromet*	6,702,347	137,138	6,766,894	72,591	-	-
Moog	2,775,000	225,000	-	3,000,000	124,050	-
Navigant Consulting	2,800,000	227,016	-	3,027,016	38,261	-
NPS Pharmaceuticals	6,000,000	-	-	6,000,000	51,660	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	15,885	-
Petroamerica*	30,275,000	-	5,275,000	25,000,000	3,192	-
Petrodorado	26,000,000	-	-	26,000,000	4,086	-
PetroMagdalena Energy	7,582,928	-	-	7,582,928	11,768	-
Petromanas	37,500,000	-	-	37,500,000	7,919	-
Pier 1 Imports	5,600,000	1,000,000	-	6,600,000	108,438	224
Pinnacle Entertainment	3,950,000	-	-	3,950,000	37,999	-
Raptor Pharmaceutical	3,455,000	745,000	590,406	3,609,594	20,178	-

See accompanying notes to financial statements.

35

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
Rush Enterprises	3,350,000	137,175	-	3,487,175	$55,404	$-
SABA	-	2,000,000	-	2,000,000	18,560	-
Salem Communications*	1,527,700	-	1,527,700	-	-	-
Santa Maria Petroleum*,****	50,000,000	-	45,000,000	5,000,000	1,520	-
Seattle Genetics	6,153,000	-	-	6,153,000	156,225	-
Shutterfly	3,070,000	300,000	-	3,370,000	103,425	-
SPS Commerce	900,000	-	-	900,000	27,342	-
Summit Hotel Properties	1,500,000	500,031	-	2,000,031	16,740	413
Tower Group	1,675,000	1,089,000	-	2,764,000	57,685	1,038
TriCo Bancshares	1,350,000	-	-	1,350,000	20,790	364
True Religion Apparel*	1,507,000	-	1,275,548	231,452	6,708	46
tw telecom	9,500,000	-	-	9,500,000	243,770	-
Tyler Technologies*	1,700,000	-	800,000	900,000	36,315	-
Virtusa	2,125,000	-	-	2,125,000	28,369	-
Warnaco Group*	2,190,000	-	730,000	1,460,000	62,167	-
Wolverine Minerals	4,000,000	-	-	4,000,000	377	-
World Acceptance	1,505,202	-	80,000	1,425,202	93,778	-
Total of Affiliated Transactions	350,332,658	18,191,845	66,412,971	302,111,532	$4,463,187	$9,550

*  At June 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 2:1 stock split.

***  Includes the effects of a 5:4 stock split.

****  Includes the effects of a 1:10 reverse stock split.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these companies at June 30, 2012, were $2,717,367 and $3,965,342, respectively. Investments in affiliated companies represented 23.10% of the Fund's total net assets at June 30, 2012.

(c)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $302,684.

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2012, this security had an aggregate value of $7,975, which represented 0.05% of total net assets.

(e)  Illiquid security.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $19,451, which represented 0.11% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$12,794
Gulf United	4/18/12	50,000,000	4,000	2,640
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	1,465
Santa Maria Petroleum	1/14/11	4,110,000	5,193	1,240
Wolverine Minerals	6/3/11	4,000,000	2,005	377
Petrodorado - Warrants	11/20/09	24,000,000	2,965	340
MicroDose Therapeutx	11/24/00	359,944	2,005	252
Voyager Learning - Contingent Value Rights	12/24/09	2,000,000	-	220
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	81
Duluth Exploration - Special Warrants	8/19/11	500,000	-	39
Wolverine Minerals - Warrants	6/3/11	2,000,000	243	3
			$35,528	$19,451

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2012 for federal income tax purposes, the cost of investments was $10,912,471 and net unrealized appreciation was $5,832,384 consisting of gross unrealized appreciation of $6,608,143 and gross unrealized depreciation of $775,759.

See accompanying notes to financial statements.

36

> Notes to Statement of Investments (dollar values in thousands)

(i)  On June 30, 2012, the market value of foreign securities represented 8.26% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$231,071	1.34
Netherlands	208,842	1.22
Singapore	130,489	0.76
Colombia	105,899	0.62
Sweden	93,549	0.55
Hong Kong	90,106	0.52
Brazil	80,883	0.47
Japan	71,032	0.41
China	60,566	0.35
France	44,272	0.26
Denmark	39,545	0.23
South Africa	37,581	0.22
Chile	37,466	0.22
Country	Value	Percentage of Net Assets
Israel	$31,884	0.19
Ireland	30,360	0.18
United Kingdom	25,814	0.15
Russia	21,312	0.12
Mongolia	20,420	0.12
Uruguay	12,794	0.07
Iceland	12,162	0.07
India	10,619	0.06
Spain	8,729	0.05
Germany	7,974	0.05
Iraq	4,509	0.03
Total Foreign Portfolio	$1,417,878	8.26

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

37

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,508,981	$157,589	$-	$4,666,570
Industrial Goods & Services	3,068,284	195,289	-	3,263,573
Consumer Goods & Services	2,620,690	110,556	220	2,731,466
Finance	1,878,265	-	-	1,878,265
Health Care	1,641,914	24,904	252	1,667,070
Energy & Minerals	975,496	164,072	12,833	1,152,401
Other Industries	1,001,539	80,338	-	1,081,877
Total Equities	15,695,169	732,748	13,305	16,441,222
Total Securities Lending Collateral	303,633	-	-	303,633
Total Investments	$15,998,802	$732,748	$13,305	$16,744,855

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,575	$1,575	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Consumer Goods & Services	$180	$-	$40	$-	$-	$-	$-	$220
Health Care	270	-	(18)	-	-	-	-	252
Energy & Minerals	12,507	-	326	-	-	-	-	12,833
	$12,957	$-	$348	$-	$-	$-	$-	$13,305

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $348.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

38

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Asia
> Japan
Daiseki	1,427,129	1,613,429
Doshisha	750,600	828,000
Horiba	257,800	424,000
Miraca Holdings	0	659,500
NGK Insulators	2,400,000	2,552,000
Nihon Parkerizing	145,700	756,900
Sanrio	500,000	865,800
Start Today	1,718,724	2,572,724
> Taiwan
Chroma Ate	10,277,000	10,677,000
CTCI Corp	18,571,200	20,120,000
MStar Semiconductor	2,930,000	3,661,100
Taiwan Mobile	10,329,000	16,405,300
> Hong Kong
Lifestyle International	18,000,000	21,845,000
Vitasoy International	0	4,495,200
> Singapore
Petra Foods	0	3,071,300
> China
AMVIG Holdings	28,763,700	30,000,000
Digital China	13,570,200	18,000,300
> India
Colgate-Palmolive India	0	545,000
Redington India	1,477,269	13,195,000
Titan Industries	791,352	1,600,000
> Korea
Hyundai Home Shopping	10,090	55,000
Kepco Plant Service & Engineering	0	244,530
> Indonesia
Ace Indonesia	10,000,000	15,000,000
Mayora Indah	0	2,176,600
Mitra Adiperkasa	0	12,488,000
MNC Skyvision	0	32,766,000
Tower Bersama Infrastructure	48,560,000	51,767,300
> Mongolia
Mongolian Mining	42,636,400	60,037,500
> Cambodia
Nagacorp	50,000,000	60,000,000
Europe
> United Kingdom
Aggreko	0	596,100
BBA Aviation	3,167,139	8,785,000
Domino's Pizza United Kingdom & Ireland	2,497,000	3,107,000

	Number of Shares
	3/31/12	6/30/12
Greggs	1,060,885	2,300,000
Rightmove	548,000	822,000
Spirax Sarco	0	256,202
WH Smith	0	1,555,000
> Netherlands
TKH Group	403,800	850,468
> France
Compagnie Française de l'Afrique Occidentale	0	134,254
Eurofins Scientific	418,000	553,000
Neopost	430,000	675,000
> Germany
NORMA Group	0	690,000
> Denmark
Solar A/S	130,651	166,013
> Italy
Geox	5,800,000	7,000,000
> Russia
Yandex	0	1,123,695
> Portugal
Redes Energéticas Nacionais	8,531,175	8,635,000
Other Countries
> Australia
Challenger Financial	4,546,885	11,936,400
Commonwealth Property Office Fund	17,451,906	48,533,075
Domino's Pizza Enterprises	0	1,576,290
IAG	0	7,595,003
UGL	2,653,389	3,973,200
> United States
Rowan	0	548,900
> Israel
Caesarstone	125,000	625,000
Latin America
> Brazil
Arcos Dorados	0	1,300,000
MRV Engenharia	2,917,000	3,577,000
> Chile
Viña Concha y Toro	4,016,878	5,640,000

See accompanying notes to financial statements.

39

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	3/31/12	6/30/12
Sales
Asia
> Japan
Aeon Delight	1,860,438	1,417,438
Ain Pharmaciez	589,792	349,792
Gree	246,300	0
Miura	511,450	407,050
Seven Bank	22,694,000	20,227,000
Shinsei Bank	18,673,649	15,024,649
Tsumura	855,604	0
> Taiwan
Simplo Technology	5,614,530	5,058,830
> Hong Kong
Melco Crown Entertainment - ADR	7,000,000	6,500,000
MGM China Holdings	12,500,000	10,000,000
Sasa International	38,000,000	30,000,000
> Singapore
Olam International	27,000,000	25,000,000
> China
NetEase.com - ADR	644,000	381,300
> Indonesia
Jasa Marga	6,937,300	0
> Thailand
Home Product Center	118,000,000	110,000,000
Europe
> United Kingdom
Abcam	2,950,000	2,855,000
Chemring	5,654,735	2,303,000
Intertek Group	1,460,000	1,004,500
JLT Group	3,000,000	2,579,333
Premier Oil	2,636,932	2,027,932
Rotork	730,000	517,000
Tullow Oil	740,581	382,581
Workspace Group	7,500,000	0
> Netherlands
Core Laboratories	177,395	143,395
Fugro	687,967	460,000
Imtech	1,763,611	1,680,623
> Switzerland
Dufry Group	360,000	330,000
Kuehne & Nagel	245,000	170,000
> France
Gemalto	1,073,700	729,700
Mersen	460,000	162,844
Rubis	353,648	0

	Number of Shares
	3/31/12	6/30/12
> Germany
Elringklinger	555,700	333,000
Rheinmetall	679,600	405,000
Rhoen-Klinikum	1,600,000	0
> Sweden
East Capital Explorer	905,452	419,877
> Italy
Ansaldo STS	2,621,149	0
CIR	12,503,754	8,951,757
> Russia
Mail.ru - GDR	629,642	368,493
> Ireland
Paddy Power	289,400	263,400
United Drug	6,750,000	4,237,000
> Greece
Intralot	6,954,400	4,384,185
Other Countries
> Canada
Athabasca Oil Sands	731,000	450,000
Baytex	615,857	263,857
Black Diamond Group	1,049,576	770,576
Celtic Exploration	721,000	454,000
Crew Energy	1,043,000	332,700
Horizon North Logistics	2,411,514	2,096,514
> United States
Alexion Pharmaceuticals	627,431	0
FMC Technologies	461,213	407,213
Oil States International	270,000	0
World Fuel Services	987,228	763,228
Latin America
> Colombia
Canacol	8,353,169	7,850,769

See accompanying notes to financial statements.

40

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 94.6%
Asia 43.8%
	> Japan 17.6%
5,582,600	Kansai Paint	$59,822
	Paint Producer in Japan, India, China & Southeast Asia
20,227,000	Seven Bank	51,943
	ATM Processing Services
20,096	Wacom	45,009
	Computer Graphic Illustration Devices
3,029,900	Park24	44,746
	Parking Lot Operator
1,582,200	Hoshizaki Electric	40,047
	Commercial Kitchen Equipment
2,981,100	Kuraray	38,633
	Special Resin, Fine Chemical, Fibers & Textures
2,572,724	Start Today (a)	35,952
	Online Japanese Apparel Retailer
1,694,562	Glory	35,351
	Currency Handling Systems & Related Equipment
7,780	Orix JREIT	34,971
	Diversified REIT
1,417,438	Aeon Delight	32,546
	Facility Maintenance & Management
865,800	Sanrio (a)	31,566
	Character Goods & Licensing
295,762	Nakanishi	30,061
	Dental Tools & Machinery
937,651	Kintetsu World Express	30,011
	Airfreight Logistics
15,116	Advance Residence Investment	29,385
	Residential REIT
2,552,000	NGK Insulators	28,260
	Ceramic Products for Auto, Power & Electronics
1,613,429	Daiseki	28,052
	Waste Disposal & Recycling
659,500	Miraca Holdings	27,381
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
480,000	Disco	27,184
	Semiconductor Dicing & Grinding Equipment
25,979	Jupiter Telecommunications	26,488
	Largest Cable Service Provider in Japan
2,137,272	Japan Airport Terminal	26,068
	Airport Terminal Operator at Haneda
5,540	Mori Hills REIT Investment	23,942
	Tokyo-centric Diversified REIT
828,000	Doshisha	22,937
	Wholesaler
2,600,000	Shimadzu	22,498
	Analytical Instrument, Medical & Industrial Equipment
1,885,600	Asahi Diamond Industrial	21,652
	Consumable Diamond Tools
349,792	Ain Pharmaciez	21,101
	Dispensing Pharmacy/Drugstore Operator
339,000	FP Corporation	21,028
	Disposable Food Trays & Containers
6,140	Kenedix Realty Investment	19,852
	Tokyo Mid-size Office REIT

Number of Shares		Value (000)
1,940,200	Sintokogio	$19,450
	Automated Casting Machines, Surface Treatment System & Consumables
880,474	Aeon Mall	18,762
	Suburban Shopping Mall Developer, Owner & Operator
15,024,649	Shinsei Bank	18,279
	Commercial Bank
772,000	Misumi Group	18,192
	Industrial Components Distributor
732,108	Icom	17,976
	Two Way Radio Communication Equipment
1,405,739	Ushio	17,424
	Industrial Light Sources
857,144	Ibiden	15,527
	Electronic Parts & Ceramics
424,000	Horiba	14,891
	Measuring Instruments & Analyzers
1,346,963	Torishima Pump Manufacturing	13,541
	Industrial Pump for Power Generation & Water Supply Systems
1,400	Japan Real Estate Investment	12,836
	Office REIT in Tokyo
1,821	Fukuoka REIT	12,539
	Diversified REIT in Fukuoka
756,900	Nihon Parkerizing	11,723
	Metal Surface Treatment Agents & Processing
407,050	Miura	10,838
	Industrial Boiler
		1,058,464
	> Taiwan 7.2%
36,606,000	Far EasTone Telecom	79,642
	Taiwan's Third Largest Mobile Operator
16,405,300	Taiwan Mobile	54,252
	Taiwan's Second Largest Mobile Operator
20,120,000	CTCI Corp	37,671
	International Engineering Firm
5,058,830	Simplo Technology	34,938
	Battery Packs for Notebook & Tablet PCs
12,218,270	Tripod Technologies	34,730
	Printed Circuit Boards (PCB)
5,910,000	Radiant Opto-Electronics (b)	30,036
	LCD Back Light Units & Modules
2,492,300	St. Shine Optical	27,893
	World's Leading Disposable Contact Lens OEM
11,200,000	Taiwan Hon Chuan	25,229
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
3,661,100	MStar Semiconductor	24,695
	Integrated Circuits for TV, Digital Set-top-box & Handset
10,677,000	Chroma Ate	24,374
	Automatic Test Systems, Testing & Measurement Instruments
6,603,000	Advantech	21,959
	Industrial PC & Components
3,181,000	President Chain Store	16,973
	Taiwan's Number One Convenience Chain Store Operator
2,595,000	PC Home	14,711
	Taiwanese Internet Retail Company
2,469,000	Lung Yen	7,138
	Funeral Services & Columbaria
		434,241

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Hong Kong 3.9%
6,500,000	Melco Crown Entertainment - ADR (b)	$74,880
	Macau Casino Operator
21,845,000	Lifestyle International	48,136
	Mid to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	43,364
	Skin Care & Cosmetics Producer
8,475,000	AAC Technologies	24,664
	Miniature Acoustic Components
30,000,000	Sasa International	19,007
	Cosmetics Retailer
10,000,000	MGM China Holdings	15,333
	Macau Casino Operator
8,000,000	Melco International	6,472
	Macau Casino Operator
4,495,200	Vitasoy International	3,778
	Hong Kong Soy Food Brand
		235,634
	> Singapore 3.8%
25,000,000	Olam International	36,209
	Agriculture Supply Chain Manager
20,000,000	Ascendas REIT	34,119
	Industrial Property Landlord
20,000,000	CDL Hospitality Trust	30,934
	Hotel Owner/Operator
35,000,000	Mapletree Logistics Trust	27,214
	Industrial Property Landlord
35,000,000	Mapletree Commercial Trust	27,176
	Retail & Office Property Landlord
28,000,000	Mapletree Industrial Trust	26,822
	Industrial Property Landlord
15,000,000	Goodpack Limited	20,546
	International Bulk Container Leasing
3,500,000	Singapore Exchange	17,584
	Singapore Equity & Derivatives Market Operator
3,071,300	Petra Foods	6,061
	Cocoa Processor & Chocolate Manufacturer
		226,665
	> China 3.1%
26,565,000	Want Want	32,851
	Chinese Branded Consumer Food Company
18,000,300	Digital China	31,721
	IT Distribution & Systems Integration Services
1,100,000	New Oriental Education & Technology - ADR (b)	26,950
	Education Service Provider
18,920,554	Zhaojin Mining Industry	24,878
	Gold Mining & Refining in China
381,300	NetEase.com - ADR (b)	22,440
	Chinese Online Gaming Services
260,000,000	RexLot Holdings	18,625
	Lottery Equipment Supplier in China
326,700	51job - ADR (a)(b)	14,881
	Integrated Human Resource Services
30,000,000	AMVIG Holdings	13,284
	Chinese Tobacco Packaging Material Supplier
		185,630

Number of Shares		Value (000)
	> India 2.4%
341,652	Asian Paints	$23,850
	India's Largest Paint Company
2,262,300	United Breweries	22,126
	India's Largest Brewer
13,195,000	Redington India	18,222
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
8,052,053	Adani Ports & Special Economic Zone	17,581
	Indian West Coast Shipping Port
11,163,303	Jain Irrigation Systems	16,751
558,165	Jain Irrigation Systems - DVR (b)	395
	Agricultural Micro-irrigation Systems & Food Processing
1,550,000	Shriram Transport Finance	14,786
	Used Truck Finance
545,000	Colgate-Palmolive India	11,762
	Consumer Products in Oral Care
1,600,000	Titan Industries	6,443
	Jewlery, Watches & Eyeglasses
10,249,300	S. Kumars Nationwide	6,361
	Textiles, Clothing & Retail
32,642,905	REI Agro	5,466
	Basmati Rice Processing
1,650,000	SKIL Ports and Logistics (b)	2,920
	Indian Container Port Project
		146,663
	> Korea 1.8%
1,134,000	Grand Korea Leisure	23,541
	Largest 'Foreigner Only' Casino Group in Korea
101,150	NHN	22,186
	Korean Online Search Services
623,120	Woongjin Coway	19,457
	Korean Household Appliance Rental Service Provider
580,000	iMarketKorea	10,751
	Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods
474,441	Handsome	10,683
	Korea's Leading High-end Apparel Company
244,530	Kepco Plant Service & Engineering	10,314
	Power Plant & Grid Maintenance
182,000	Hana Tour Service	7,146
	Korea's Largest Wholesale Tour Provider
55,000	Hyundai Home Shopping	5,382
	TV Home Shopping Company
		109,460
	> Indonesia 1.2%
29,063,787	Archipelago Resources (b)(c)	23,214
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
51,767,300	Tower Bersama Infrastructure (b)	18,135
	Communications Towers
12,488,000	Mitra Adiperkasa	9,588
	Operator of Department Store & Specialty Retail Stores
15,000,000	Ace Indonesia	8,128
	Home Improvement Retailer
2,176,600	Mayora Indah	5,907
	Consumer Branded Food Manufacturer

See accompanying notes to financial statements.

42

Number of Shares		Value (000)
	> Indonesia—continued
32,766,000	MNC Skyvision (b)	$5,486
	Largest Satellite Pay TV Operator in Indonesia
6,217,500	Southern Arc Minerals (b)(c)	1,710
	Gold & Copper Exploration in Indonesia
		72,168
	> Mongolia 0.9%
60,037,500	Mongolian Mining (b)	34,069
	Coking Coal Mining in Mongolia
1,049,943	Ivanhoe Mines (a)(b)	10,354
914,678	Ivanhoe Mines (a)(b)(d)	8,854
	Copper Mine Project in Mongolia
		53,277
	> Philippines 0.8%
73,221,250	SM Prime Holdings	22,696
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	13,923
	Container Handling Terminals & Port Management
19,454,700	Manila Water Company	11,331
	Water Utility Company in the Philippines
		47,950
	> Thailand 0.7%
110,000,000	Home Product Center	43,930
	Home Improvement Retailer
		43,930
	> Cambodia 0.4%
60,000,000	Nagacorp	26,831
	Casino/Entertainment Complex in Cambodia
		26,831
Asia: Total		2,640,913
Europe 29.9%
	> United Kingdom 5.9%
1,004,500	Intertek Group	42,084
	Testing, Inspection, Certification Services
3,375,000	Serco	28,343
	Facilities Management
2,579,333	JLT Group	28,341
	International Business Insurance Broker
8,785,000	BBA Aviation	28,124
	Aviation Support Services
3,107,000	Domino's Pizza United Kingdom & Ireland	25,053
	Pizza Delivery in the UK, Ireland & Germany
822,000	Rightmove	20,540
	Internet Real Estate Listings
596,100	Aggreko	19,386
	Temporary Power & Temperature Control Services
2,855,000	Abcam	18,643
	Online Sales of Antibodies
2,300,000	Greggs	18,169
	Bakery
1,761,742	Smith and Nephew	17,622
	Medical Equipment & Supplies
517,000	Rotork	15,990
	Valve Actuators for Oil & Water Pipelines
1,773,408	Shaftesbury	14,317
	London Prime Retail REIT

Number of Shares		Value (000)
1,555,000	WH Smith	$13,276
	Newsprint, Book & General Stationery Retailer
262,300	Next	13,171
	Clothes & Home Retailer in the UK
2,027,932	Premier Oil (b)	10,775
	Oil & Gas Producer in Europe, Pakistan & Asia
2,303,000	Chemring	9,915
	Defense Manufacturer of Countermeasures & Energetics
4,163,948	PureCircle (a)(b)	9,360
	Natural Sweeteners
382,581	Tullow Oil	8,842
	Oil & Gas Producer
256,202	Spirax Sarco	7,985
	Steam Systems for Manufacturing & Process Industries
2,840,000	Sterling Resources (a)(b)	2,845
	Oil & Gas Exploration - Europe
		352,781
	> Netherlands 4.4%
1,591,702	UNIT4 (c)	40,567
	Business Software Development
1,680,623	Imtech	40,130
	Electromechanical & Information & Communications Technology Installation & Maintenance
2,546,126	Aalberts Industries	39,645
	Flow Control & Heat Treatment
1,234,758	Koninklijke TenCate	32,962
	Advanced Textiles & Industrial Fabrics
460,000	Fugro	27,903
	Subsea Oilfield Services
1,252,514	Arcadis (a)	27,394
	Engineering Consultants
317,424	Vopak	20,360
	World's Largest Operator of Petroleum & Chemical Storage Terminals
850,468	TKH Group	18,269
	Dutch Industrial Conglomerate
143,395	Core Laboratories	16,620
	Oil & Gas Reservoir Consulting
		263,850
	> Switzerland 3.8%
310,000	Partners Group	55,134
	Private Markets Asset Management
255,000	Geberit	50,306
	Plumbing Supplies
330,000	Dufry Group (b)	39,999
	Operates Airport Duty Free & Duty Paid Shops
15,500	Sika	29,931
	Chemicals for Construction & Industrial Applications
170,000	Kuehne & Nagel	18,010
	Freight Forwarding/Logistics
280,000	Zehnder	16,736
	Radiators & Ventilation Systems
580,000	Bank Sarasin & Cie (b)	16,342
	Private Banking
		226,458
	> France 3.5%
553,000	Eurofins Scientific	68,673
	Food, Pharmaceuticals & Materials Screening & Testing

See accompanying notes to financial statements.

43

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> France—continued
729,700	Gemalto	$52,410
	Digital Security Solutions
675,000	Neopost	36,023
	Postage Meter Machines
971,800	Saft	23,315
	Niche Battery Manufacturer
232,400	Norbert Dentressangle	14,744
	Leading European Logistics & Transport Group
134,254	Compagnie Française de l'Afrique Occidentale	6,355
	African Wholesaler & Distributor
1,831,204	Hi-Media (a)(b)	4,668
	Online Advertiser in Europe
162,844	Mersen	4,080
	Advanced Industrial Materials
		210,268
	> Germany 3.2%
2,500,000	Wirecard	48,476
	Online Payment Processing & Risk Management
148,295	Rational	35,347
	Commercial Ovens
500,000	Dürr	30,851
	Automotive Plant Engineering & Associated Capital Equipment
405,000	Rheinmetall	19,909
	Defense & Automotive
625,000	CTS Eventim	18,808
	Event Ticket Sales
690,000	NORMA Group	15,161
	Clamps for Automotive & Industrial Applications
165,400	Bertrandt	12,390
	Outsourced Engineering
333,000	Elringklinger	7,946
	Automobile Components
338,886	Deutsche Beteiligungs	6,691
	Private Equity Investment Management
		195,579
	> Sweden 2.2%
4,056,007	Hexagon	69,621
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (c)	43,732
	Engineering Consultants
658,700	Unibet	16,700
	European Online Gaming Operator
419,877	East Capital Explorer	2,892
	Sweden-based Russia & Central Eastern Europe Investment Fund
		132,945
	> Denmark 1.3%
1,648,800	Novozymes	42,755
	Industrial Enzymes
168,042	SimCorp	28,969
	Software for Investment Managers
166,013	Solar A/S	9,002
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		80,726

Number of Shares		Value (000)
	> Italy 1.1%
2,661,000	Pirelli (a)	$28,065
	Global Tire Supplier
166,200	Tod's (a)	16,671
	Leather Shoes & Bags
7,000,000	Geox (a)	15,486
	Apparel & Shoe Maker
8,951,757	CIR	8,829
	Italian Holding Company
		69,051
	> Russia 0.8%
1,123,695	Yandex (b)	21,406
	Search Engine for Russian & Turkish Languages
2,109,700	Petropavlovsk	15,114
	Gold & Iron Ore Mining in Russia
368,493	Mail.ru - GDR (b)(e)	12,550
	Internet Social Networking & Games for Russian Speakers
		49,070
	> Iceland 0.6%
35,982,499	Marel	36,188
	Largest Manufacturer of Poultry & Fish Processing Equipment
		36,188
	> Ireland 0.5%
263,400	Paddy Power	17,195
	Irish Betting Services
4,237,000	United Drug	11,118
	Irish Pharmaceutical Wholesaler & Outsourcer
		28,313
	> Spain 0.4%
618,320	Red Eléctrica de España	26,987
	Spanish Power Transmission
		26,987
	> Portugal 0.4%
8,635,000	Redes Energéticas Nacionais	22,858
	Portuguese Power Transmission & Gas Transportation
		22,858
	> Czech Republic 0.4%
130,682	Komercni Banka	22,798
	Leading Czech Universal Bank
		22,798
	> Norway 0.4%
2,403,664	Atea	21,165
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		21,165
	> Finland 0.3%
1,039,429	Stockmann (a)	21,015
	Department Store & Fashion Retailer in Scandinavia & Russia
		21,015
	> Belgium 0.3%
438,880	EVS Broadcast Equipment	20,704
	Digital Live Mobile Production Software & Systems
		20,704

See accompanying notes to financial statements.

44

Number of Shares		Value (000)
	> Kazakhstan 0.3%
3,319,000	Halyk Savings Bank of Kazakhstan - GDR (b)	$16,554
	Largest Retail Bank & Insurer in Kazakhstan
		16,554
	> Greece 0.1%
4,384,185	Intralot	4,949
	Lottery & Gaming Systems & Services
		4,949
Europe: Total		1,802,259
Other Countries 16.5%
	> South Africa 4.5%
1,170,188	Naspers	62,503
	Media in Africa, China, Russia & Other Emerging Markets
3,175,083	Mr. Price	43,531
	South African Retailer of Apparel, Household & Sporting Goods
19,098,300	Rand Merchant Insurance	40,676
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
11,763,907	Coronation Fund Managers	39,830
	South African Fund Manager
4,992,200	Adcock Ingram Holdings	36,696
	Manufacturer of Pharmaceuticals & Medical Supplies
8,679,940	Northam Platinum	24,827
	Platinum Mining in South Africa
1,025,504	Massmart Holdings	21,233
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		269,296
	> Canada 3.8%
1,403,772	CCL Industries	51,499
	Leading Global Label Manufacturer
1,212,597	ShawCor	43,890
	Oil & Gas Pipeline Products
653,200	Onex Capital	25,362
	Private Equity
582,942	AG Growth (a)	21,008
	Leading Manufacturer of Augers & Grain Handling Equipment
770,576	Black Diamond Group	17,264
	Provides Accommodations/Equipment for Oil Sands Development
984,500	Alliance Grain Traders	13,209
	Global Leader in Pulse Processing & Distribution
2,919,000	DeeThree Exploration (b)(c)(f)	9,272
1,142,377	DeeThree Exploration (b)(c)	3,703
	Canadian Oil & Gas Producer
2,096,514	Horizon North Logistics	11,964
	Provides Diversified Oil Service Offering in Northern Canada
263,857	Baytex (a)	11,116
	Oil & Gas Producer in Canada
454,000	Celtic Exploration (b)	6,141
	Canadian Oil & Gas Producer
1,607,306	Pan Orient (b)	5,920
	Asian Oil & Gas Explorer

Number of Shares		Value (000)
450,000	Athabasca Oil Sands (b)	$4,950
	Oil Sands & Unconventional Oil Development
1,611,000	Americas Petrogas (a)(b)	2,991
	Oil & Gas Exploration in Argentina, Potash in Peru
332,700	Crew Energy (b)	1,879
	Canadian Oil & Gas Producer
		230,168
	> Australia 3.6%
3,973,200	UGL (a)	50,875
	Engineering & Facilities Management
48,533,075	Commonwealth Property Office Fund	50,591
	Australia Prime Office REIT
11,936,400	Challenger Financial	40,091
	Largest Annuity Provider
498,560	Cochlear	33,859
	Cochlear Implants
7,595,003	IAG	27,240
	General Insurance Provider
1,576,290	Domino's Pizza Enterprises	16,294
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
		218,950
	> United States 3.4%
1,229,871	BioMarin Pharmaceutical (b)	48,678
	Biotech Focused on Orphan Diseases
952,080	Atwood Oceanics (b)	36,027
	Offshore Drilling Contractor
965,297	Textainer Group Holdings (a)	35,619
	Top International Container Leasor
763,228	World Fuel Services	29,026
	Global Fuel Broker
555,500	Hornbeck Offshore (b)	21,542
	Supply Vessel Operator in U.S. Gulf of Mexico
548,900	Rowan (b)	17,746
	Contract Offshore Driller
407,213	FMC Technologies (b)	15,975
	Oil & Gas Well Head Manufacturer
		204,613
	> Israel 1.0%
4,706,527	Israel Chemicals	52,074
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
625,000	Caesarstone (b)	7,569
	Quartz Countertops
		59,643
	> Senegal 0.2%
42,360	Sonatel	9,316
	Leading Telecoms Operator in Western Africa
		9,316
Other Countries: Total		991,986
Latin America 4.4%
	> Brazil 2.8%
3,700,000	Localiza Rent A Car	55,652
	Car Rental
1,200,000	Multiplus	28,618
	Loyalty Program Operator in Brazil

See accompanying notes to financial statements.

45

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Brazil—continued
1,880,200	Mills Estruturas e Servicos de Engenharia	$25,275
	Civil Engineering & Construction
4,500,000	Odontoprev	22,696
	Dental Insurance
1,300,000	Arcos Dorados (a)	19,214
	McDonald's Master Franchise for Latin America
3,577,000	MRV Engenharia	16,474
	Brazilan Property Developer
		167,929
	> Mexico 0.8%
600,000	Grupo Aeroportuario del Sureste - ADR	46,842
	Mexican Airport Operator
		46,842
	> Guatemala 0.3%
1,403,049	Tahoe Resources (b)	19,390
	Silver Project in Guatemala
		19,390
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (b)(f)(g)	12,794
	Farmland Operator in Uruguay
		12,794
	> Chile 0.2%
5,640,000	Viña Concha y Toro	11,038
	Global Branded Wine Manufacturer
		11,038
	> Colombia 0.1%
7,850,769	Canacol (b)	3,509
	Oil Producer in South America
22,525,000	Gulf United (b)	1,351
	Prospecting for Oil Alongside Large Producers in Colombia
		4,860
	> Argentina —%
4,950,000	Madalena Ventures (b)(f)	1,634
2,475,000	Madalena Ventures (b)	851
	Oil & Gas Exploration in Argentina
		2,485
Latin America: Total		265,338
Total Equities: 94.6% (Cost: $4,751,710)		5,700,496

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
111,196,657	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (h)	$111,197
Total Securities Lending Collateral: (Cost: $111,197)		111,197
Total Investments: 96.4% (Cost: $4,862,907)(i)(j)		5,811,693
Obligation to Return Collateral for Securities Loaned: (1.8)%		(111,197)
Cash and Other Assets Less Liabilities: 5.4%		326,071
Total Net Assets: 100.0%		$6,026,567

ADR - American Depositary Receipts

DVR - Differential Voting Right Equity Shares

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

46

> Notes to Statement of Investments (dollar values in thousands)

(a)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $110,353.

(b)  Non-income producing security.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
Archipelago Resources	29,063,787	-	-	29,063,787	$23,214	$-
DeeThree Exploration	4,061,377	-	-	4,061,377	12,975	-
Koninklijke TenCate*	1,371,573	53,685	190,500	1,234,758	32,962	-	**
Southern Arc Minerals	6,217,500	-	-	6,217,500	1,710	-
Sweco	4,150,024	-	-	4,150,024	43,732	1,574
UNIT4	1,591,702	-	-	1,591,702	40,567	677
Wacom*	23,790	-	3,694	20,096	45,009	794
Workspace Group*	8,000,000	-	8,000,000	-	-	298
Total of Affiliated Transactions	54,479,753	53,685	8,194,194	46,339,244	$200,169	$3,343

*  At June 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Rounds to less than $500.

  The aggregate cost and value of these companies at June 30, 2012 were $93,271 and $122,198 respectively. Investments in affiliated companies represented 2.03% of the Fund's total net assets at June 30, 2012.

(d)  Security is traded on a U.S. exchange.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2012, this security had an aggregate value of $12,550, which represented 0.21% of total net assets.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $23,700, which represented 0.39% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$12,794
DeeThree Exploration	9/7/10-3/8/11	2,919,000	10,228	9,272
Madalena Ventures	10/21/10	4,950,000	3,136	1,634
			$28,364	$23,700

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At June 30, 2012, for federal income tax purposes, the cost of investments was $4,862,907 and net unrealized appreciation was $948,786 consisting of gross unrealized appreciation of $1,372,957 and gross unrealized depreciation of $424,171.

(j)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,058,464	17.5
Euro	846,954	14.1
United States Dollar	507,517	8.4
Taiwan Dollar	434,241	7.2
British Pound	391,184	6.5
Hong Kong Dollar	343,012	5.7
Australian Dollar	330,146	5.5
Other currencies less than 5% of total net assets	1,900,175	31.5
Total Portfolio	$5,811,693	96.4

See accompanying notes to financial statements.

47

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$160,069	$2,480,844	$-	$2,640,913
Europe	40,871	1,761,388	-	1,802,259
Other Countries	433,078	558,908	-	991,986
Latin America	250,910	1,634	12,794	265,338
Total Equities	884,928	4,802,774	12,794	5,700,496
Total Securities Lending Collateral	111,197	-	-	111,197
Total Investments	$996,125	$4,802,774	$12,794	$5,811,693

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$10,584	$-	$-	$10,584

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

See accompanying notes to financial statements.

48

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Latin America	$12,462	$-	$332	$-	$-	$-	$-	$12,794
	$12,462	$-	$332	$-	$-	$-	$-	$12,794

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $332.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

49

Columbia Acorn International

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$498,256	8.3
Machinery	376,487	6.2
Industrial Materials & Specialty Chemicals	363,320	6.0
Construction	113,252	1.9
Conglomerates	82,269	1.4
Outsourcing Services	79,172	1.3
Electrical Components	78,914	1.3
Industrial Distribution	40,299	0.7
	1,631,969	27.1
> Consumer Goods & Services
Retail	362,751	6.0
Food & Beverage	205,154	3.4
Casinos & Gaming	204,526	3.4
Nondurables	111,534	1.9
Other Consumer Services	89,612	1.5
Travel	62,798	1.0
Apparel	53,546	0.9
Consumer Goods Distribution	52,921	0.9
Other Durable Goods	44,802	0.7
Restaurants	41,347	0.7
Educational Services	26,950	0.5
Other Entertainment	18,807	0.3
Furniture & Textiles	7,569	0.1
	1,282,317	21.3
> Information
Computer Hardware & Related Equipment	264,450	4.4
Mobile Communications	170,006	2.8
Internet Related	161,623	2.7
Business Software	139,157	2.3
Financial Processors	66,059	1.1
Instrumentation	61,762	1.0
Semiconductors & Related Equipment	51,879	0.9
Electronics Distribution	31,721	0.5
CATV	26,488	0.4
Computer Services	21,165	0.3
Telephone & Data Services	9,316	0.2
Satellite Broadcasting & Services	5,486	0.1
Advertising	4,669	0.1
	1,013,781	16.8
> Other Industries
Real Estate	383,867	6.4
Transportation	116,680	1.9
Regulated Utilities	61,175	1.0
	561,722	9.3

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Oil Services	$192,311	3.2
Mining	179,030	3.0
Oil & Gas Producers	75,778	1.3
Agricultural Commodities	26,003	0.4
Oil Refining, Marketing & Distribution	20,360	0.3
	493,482	8.2
> Finance
Insurance	159,044	2.6
Brokerage & Money Management	120,890	2.0
Banks	109,573	1.8
Finance Companies	75,767	1.3
	465,274	7.7
> Health Care
Medical Equipment & Devices	81,542	1.3
Biotechnology & Drug Delivery	48,678	0.8
Pharmaceuticals	47,814	0.8
Medical Supplies	46,536	0.8
Health Care Services	27,381	0.5
	251,951	4.2
Total Equities:	5,700,496	94.6
Security Lending Collateral:	111,197	1.8
Total Investments:	5,811,693	96.4
Obligation to Return Collateral for Securities Loaned:	(111,197)	(1.8)
Cash and Other Assets Less Liabilities:	326,071	5.4
Net Assets:	$6,026,567	100.0

See accompanying notes to financial statements.

50

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Information
SABA	0	337,000
Industrial Goods & Services
Moog	355,000	436,000
Polypore International	100,000	200,000
Consumer Goods & Services
Caesarstone (Israel)	20,000	200,000
Helen of Troy	106,000	262,000
Finance
CAI International	330,000	376,000
First Commonwealth	556,000	834,000
Health Care
ARIAD Pharmaceuticals	0	379,040
Cepheid	488,600	551,600
NPS Pharmaceuticals	1,055,000	1,163,600
Synageva Biopharma	29,671	129,002
Other Industries
DuPont Fabros Technology	519,000	625,000
Energy & Minerals
Approach Resource	100,000	244,000
Hornbeck Offshore	83,000	125,000

	Number of Shares
	3/31/12	6/30/12
Sales
Information
AboveNet	148,000	0
Ariba	408,000	0
Blackbaud	300,000	67,869
Global Payments	170,000	153,000
Ixia	903,000	813,000
NetSuite	281,000	211,000
Nice Systems - ADR (Israel)	177,000	160,000
ON Semiconductor	1,061,750	961,000
Polycom	165,000	0
SBA Communications	560,000	529,000
Trimble Navigation	168,000	151,000
Industrial Goods & Services
GrafTech International	686,000	616,000
Interline Brands	233,400	0
Kennametal	226,000	204,000
Pentair	585,000	0
Waste Connections	176,000	90,000
Consumer Goods & Services
Hertz	750,000	675,000
Lifetime Fitness	259,000	233,000
lululemon athletica	730,000	583,000
Pinnacle Entertainment	775,000	698,000
Saks	790,000	715,000
True Religion Apparel	82,300	0
Finance
Eaton Vance	340,500	306,500
Hancock Holding	278,678	251,000
Valley National Bancorp	675,000	641,750
Health Care
Akorn	733,000	642,000
Alexion Pharmaceuticals	251,000	83,000
Gen-Probe	72,000	0
Pacific Biosciences of California	385,000	0
Seattle Genetics	682,000	614,000
Sirona Dental Systems	224,000	202,000
Other Industries
Associated Estates Realty	600,000	540,000
World Fuel Services	256,000	230,000
Energy & Minerals
FMC Technologies	167,000	0
Rosetta Resources	143,000	129,000

See accompanying notes to financial statements.

51

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 99.6%
Information 30.7%
	> Business Software 9.3%
910,000	Informatica (a)	$38,548
	Enterprise Data Integration Software
698,000	Micros Systems (a)	35,738
	Information Systems for Hotels, Restaurants & Retailers
375,000	Ansys (a)	23,666
	Simulation Software for Engineers & Designers
243,000	Concur Technologies (a)	16,548
	Web Enabled Cost & Expense Management Software
211,000	NetSuite (a)	11,557
	End-to-end IT Systems Solutions Delivered Over the Web
290,000	SPS Commerce (a)	8,810
	Supply Chain Management Software Delivered via the Web
198,000	Advent Software (a)	5,368
	Asset Management & Trading Systems
337,000	SABA (a)	3,127
	Learning Management Systems
400,000	Velti (a)(b)	2,600
	Mobile Marketing Software Platform
67,869	Blackbaud	1,742
	Software & Services for Non-profits
		147,704
	> Semiconductors & Related Equipment 3.9%
1,958,000	Atmel (a)	13,119
	Microcontrollers, Radio Frequency & Memory Semiconductors
690,000	Microsemi (a)	12,758
	Analog/Mixed Signal Semiconductors
426,000	Monolithic Power Systems (a)	8,465
	High Performance Analog & Mixed Signal Integrated Circuits
262,000	Ultratech (a)	8,253
	Semiconductor Equipment
961,000	ON Semiconductor (a)	6,823
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,912
	Radio Frequency Semiconductors
390,000	Pericom Semiconductor (a)	3,510
	Interface Integrated Circuits & Frequency Control Products
50,000	Hittite Microwave (a)	2,556
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		61,396
	> Instrumentation 3.6%
180,000	Mettler-Toledo International (a)	28,053
	Laboratory Equipment
525,000	IPG Photonics (a)	22,885
	Fiber Lasers
151,000	Trimble Navigation (a)	6,947
	GPS-based Instruments
		57,885

Number of Shares		Value (000)
	> Telephone & Data Services 2.7%
1,457,000	tw telecom (a)	$37,387
	Fiber Optic Telephone/Data Services
400,000	Boingo Wireless (a)(b)	4,648
	Wholesale & Retail WiFi Networks
		42,035
	> Computer Hardware & Related Equipment 2.6%
1,317,000	II-VI (a)	21,954
	Laser Optics & Specialty Materials
292,000	Zebra Technologies (a)	10,033
	Bar Code Printers
160,000	Nice Systems - ADR (Israel) (a)	5,856
	Audio & Video Recording Solutions
97,000	Netgear (a)	3,348
	Networking Products for Small Business & Home
		41,191
	> Gaming Equipment & Services 2.2%
660,000	Bally Technologies (a)	30,796
	Slot Machines & Software
235,000	WMS Industries (a)	4,688
	Slot Machine Provider
		35,484
	> Computer Services 2.0%
556,000	ExlService Holdings (a)	13,700
	Business Process Outsourcing
97,000	Syntel	5,888
	Offshore IT Services
776,766	Hackett Group (a)	4,326
	IT Integration & Best Practice Research
640,000	RCM Technologies (a)(c)	3,546
	Technology & Engineering Services
359,000	WNS - ADR (India) (a)	3,493
	Offshore BPO (Business Process Outsourcing) Services
		30,953
	> Mobile Communications 1.9%
529,000	SBA Communications (a)	30,179
	Communications Towers
		30,179
	> Telecommunications Equipment 1.6%
732,000	Finisar (a)	10,951
	Optical Subsystems & Components
813,000	Ixia (a)	9,772
	Telecom Network Test Equipment
752,000	Infinera (a)	5,144
	Optical Networking Equipment
		25,867
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	6,655
	Electronic Manufacturing Services
		6,655
	> Financial Processors 0.4%
153,000	Global Payments	6,614
	Credit Card Processor
		6,614

See accompanying notes to financial statements.

52

Number of Shares		Value (000)
	> TV Broadcasting 0.1%
875,000	Entravision Communications	$1,059
	Spanish Language TV & Radio Stations
		1,059
Information: Total		487,022
Industrial Goods & Services 17.2%
	> Machinery 13.3%
876,300	Ametek	43,736
	Aerospace/Industrial Instruments
747,200	Nordson	38,324
	Dispensing Systems for Adhesives & Coatings
835,000	ESCO Technologies	30,427
	Automatic Electric Meter Readers
890,000	Donaldson	29,699
	Industrial Air Filtration
631,000	HEICO	20,356
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	18,029
	Motion Control Products for Aerospace, Defense & Industrial Markets
150,000	Toro	10,993
	Turf Maintenance Equipment
200,000	Polypore International (a)(b)	8,078
	Battery Separators & Filtration Media
204,000	Kennametal	6,763
	Consumable Cutting Tools
146,000	Oshkosh Corporation (a)	3,059
	Specialty Truck Manufacturer
26,000	Middleby Corp (a)	2,590
	Manufacturer of Cooking Equipment
		212,054
	> Industrial Materials & Specialty Chemicals 1.1%
496,000	Drew Industries (a)	13,813
	RV & Manufactured Home Components
170,000	Albany International	3,181
	Paper Machine Clothing & Composites for Aerospace
		16,994
	> Electrical Components 0.9%
280,000	Acuity Brands	14,255
	Commercial Lighting Fixtures
		14,255
	> Other Industrial Services 0.8%
600,000	Acorn Energy (b)	4,992
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
240,000	TrueBlue (a)	3,715
	Temporary Manual Labor
109,000	Forward Air	3,518
	Freight Transportation Between Airports
		12,225
	> Waste Management 0.4%
65,000	Clean Harbors (a)	3,667
	Hazardous Waste Services & Disposal

Number of Shares		Value (000)
90,000	Waste Connections	$2,693
	Solid Waste Management
		6,360
	> Steel 0.4%
616,000	GrafTech International (a)	5,944
	Industrial Graphite Materials Producer
		5,944
	> Construction 0.3%
200,000	Fortune Brands Home & Security (a)	4,454
	Home Building Supplies & Small Locks
		4,454
Industrial Goods & Services: Total		272,286
Consumer Goods & Services 16.2%
	> Retail 5.4%
583,000	lululemon athletica (a)	34,764
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	15,994
	Teen Apparel Retailer
805,000	Pier 1 Imports	13,226
	Home Furnishing Retailer
356,000	Shutterfly (b)	10,926
	Internet Photo-centric Retailer
715,000	Saks (a)(b)	7,615
	Luxury Department Store Retailer
161,500	Teavana (a)(b)	2,185
	Specialty Tea Retailer
9,000	The Fresh Market (a)	483
	Specialty Food Retailer
		85,193
	> Travel 4.2%
849,700	Gaylord Entertainment (a)	32,764
	Convention Hotels
1,300,950	Avis Budget Group (a)	19,775
	Second Largest Car Rental Company
675,000	Hertz (a)	8,640
	Largest U.S. Rental Car Operator
64,000	Vail Resorts	3,205
	Ski Resort Operator & Developer
140,000	HomeAway (a)(b)	3,044
	Vacation Rental Online Marketplace
		67,428
	> Furniture & Textiles 1.6%
880,000	Knoll	11,810
	Office Furniture
621,500	Interface	8,471
	Modular & Broadloom Carpet
148,000	Herman Miller	2,741
	Office Furniture
200,000	Caesarstone (Israel) (a)	2,422
	Quartz Countertops
		25,444
	> Consumer Goods Distribution 1.2%
472,000	Pool	19,097
	Distributor of Swimming Pool Supplies & Equipment
		19,097

See accompanying notes to financial statements.

53

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Other Durable Goods 1.0%
206,000	Cavco Industries (a)	$10,564
	Manufactured Homes
126,000	Jarden	5,294
	Branded Household Products
		15,858
	> Apparel 0.8%
222,000	Warnaco Group (a)	9,453
	Global Branded Apparel Manufacturer
73,000	Deckers Outdoor (a)(b)	3,212
	Fashion Footwear Wholesaler
		12,665
	> Other Consumer Services 0.7%
233,000	Lifetime Fitness (a)	10,837
	Sport & Fitness Club Operator
		10,837
	> Nondurables 0.6%
262,000	Helen of Troy (a)	8,879
	Personal Care, Housewares, Healthcare & Home Environment Products
		8,879
	> Casinos & Gaming 0.4%
698,000	Pinnacle Entertainment (a)	6,715
	Regional Casino Operator
		6,715
	> Leisure Products 0.2%
230,000	Skullcandy (a)(b)	3,255
	Lifestyle Branded Headphones
		3,255
	> Educational Services 0.1%
37,350	ITT Educational Services (a)(b)	2,269
	Postsecondary Degree Services
		2,269
	> Food & Beverage —%
4,900	Annie's (a)(b)	205
	Developer & Marketer of Natural & Organic Food
		205
Consumer Goods & Services: Total		257,845
Finance 13.4%
	> Banks 7.6%
833,000	MB Financial	17,943
	Chicago Bank
1,053,000	Associated Banc-Corp	13,889
	Midwest Bank
431,597	Lakeland Financial	11,580
	Indiana Bank
211,000	City National	10,250
	Bank & Asset Manager
170,000	SVB Financial Group (a)	9,982
	Bank to Venture Capitalists
251,000	Hancock Holding	7,640
	Gulf Coast Bank
1,478,200	First Busey	7,140
	Illinois Bank

Number of Shares		Value (000)
641,750	Valley National Bancorp	$6,803
	New Jersey/New York Bank
535,000	TCF Financial	6,142
	Great Lakes Bank
834,000	First Commonwealth	5,613
	Western Pennsylvania Bank
844,000	TrustCo Bank	4,608
	New York State Bank
503,426	Pacific Continental Bank	4,465
	Pacific Northwest Bank
269,600	Eagle Bancorp (a)	4,246
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,219
	Baltimore, D.C. Bank
210,000	CVB Financial	2,447
	Inland Empire Business Bank
105,700	Hudson Valley	1,913
	Metro New York City Bank
851,247	Guaranty Bancorp (a)	1,796
	Colorado Bank
90,000	TriCo Bancshares	1,386
	California Central Valley Bank
		121,062
	> Finance Companies 3.8%
345,000	World Acceptance (a)	22,701
	Personal Loans
310,000	Textainer Group Holdings (b)	11,439
	Top International Container Leasor
346,000	McGrath Rentcorp	9,169
	Temporary Space & IT Rentals
376,000	CAI International (a)	7,475
	International Container Leasing
397,172	H & E Equipment Services (a)	5,970
	Heavy Equipment Leasing
100,000	Marlin Business Services	1,639
	Small Equipment Leasing
45,500	Regional Management (a)	748
	Consumer Loans
		59,141
	> Savings & Loans 1.0%
602,487	ViewPoint Financial	9,423
	Texas Thrift
194,000	Berkshire Hills Bancorp	4,268
	Northeast Thrift
173,073	Kaiser Federal	2,558
	Los Angeles Savings & Loan
		16,249
	> Brokerage & Money Management 0.5%
306,500	Eaton Vance (b)	8,260
	Specialty Mutual Funds
		8,260
	> Insurance 0.5%
55,000	Allied World Holdings	4,371
	Commerical Lines Insurance/Reinsurance

See accompanying notes to financial statements.

54

Number of Shares		Value (000)
	> Insurance—continued
39,000	Enstar Group (a)	$3,859
	Insurance/Reinsurance & Related Services
		8,230
Finance: Total		212,942
Health Care 10.3%
	> Biotechnology & Drug Delivery 6.3%
520,000	BioMarin Pharmaceutical (a)	20,582
	Biotech Focused on Orphan Diseases
614,000	Seattle Genetics (a)(b)	15,589
	Antibody-based Therapies for Cancer
421,000	Auxilium Pharmaceuticals (a)	11,321
	Biotech Focused on Niche Disease Areas
1,163,600	NPS Pharmaceuticals (a)	10,019
	Orphan Drugs & Healthy Royalties
83,000	Alexion Pharmaceuticals (a)	8,242
	Biotech Focused on Orphan Diseases
643,000	Isis Pharmaceuticals (a)	7,716
	Biotech Pioneer in Antisense Drugs
100,000	Onyx Pharmaceuticals (a)	6,645
	Commercial-stage Biotech Focused on Cancer
379,040	ARIAD Pharmaceuticals (a)	6,523
	Biotech Focused on Cancer
129,002	Synageva Biopharma (a)(b)	5,232
	Biotech Focused on Orphan Diseases
400,000	InterMune (a)	4,780
	Drugs for Pulmonary Fibrosis & Hepatitis C
317,506	Raptor Pharmaceutical (a)(b)	1,775
	Orphan Drug Company
948,000	Chelsea Therapeutics International (a)(b)	1,403
	Biotech Focused on Rare Diseases
530,000	Anthera Pharmaceuticals (a)	358
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex, Series A-1 (d)(e)	10
	Diabetes Drug Development
		100,195
	> Medical Supplies 1.8%
551,600	Cepheid (a)	24,684
	Molecular Diagnostics
53,000	Techne	3,933
	Cytokines, Antibodies & Other Reagents for Life Science
		28,617
	> Medical Equipment & Devices 1.1%
202,000	Sirona Dental Systems (a)	9,092
	Manufacturer of Dental Equipment
268,000	Hill-Rom Holdings	8,268
	Hospital Beds/Patient Handling
		17,360
	> Pharmaceuticals 0.8%
642,000	Akorn (a)	10,124
	Develops, Manufactures & Sells Specialty Generic Drugs
150,000	Horizon Pharma (a)(b)	1,070
	Specialty Pharma Company

Number of Shares		Value (000)
133,180	Alimera Sciences (a)(b)	$398
	Ophthalmology-focused Pharmaceutical Company
		11,592
	> Health Care Services 0.3%
664,900	Health Management Associates (a)	5,219
	Non-urban Hospitals
		5,219
Health Care: Total		162,983
Other Industries 7.3%
	> Real Estate 6.1%
915,000	Extra Space Storage	27,999
	Self Storage Facilities
625,000	DuPont Fabros Technology	17,850
	Technology-focused Office Buildings
561,200	Biomed Realty Trust	10,483
	Life Science-focused Office Buildings
783,000	Education Realty Trust	8,676
	Student Housing
540,000	Associated Estates Realty	8,073
	Multi-family Properties
1,380,000	Kite Realty Group	6,886
	Community Shopping Centers
958,000	DCT Industrial Trust	6,035
	Industrial Properties
100,000	Post Properties	4,895
	Multi-family Properties
77,000	Kilroy Realty	3,728
	West Coast Office & Industrial Properties
200,000	St. Joe (a)(b)	3,162
	Florida Panhandle Landowner
		97,787
	> Transportation 1.2%
230,000	World Fuel Services	8,747
	Global Fuel Broker
515,091	Rush Enterprises, Class A (a)	8,422
115,000	Rush Enterprises, Class B (a)	1,543
	Truck Sales & Service
		18,712
Other Industries: Total		116,499
Energy & Minerals 4.5%
	> Oil Services 2.0%
725,000	Atwood Oceanics (a)	27,434
	Offshore Drilling Contractor
125,000	Hornbeck Offshore (a)	4,847
	Supply Vessel Operator in U.S. Gulf of Mexico
		32,281
	> Oil & Gas Producers 1.8%
133,000	SM Energy	6,532
	Oil & Gas Producer
244,000	Approach Resource (a)	6,232
	Oil & Gas Producer in West Texas Permian
129,000	Rosetta Resources (a)	4,727
	Oil & Gas Producer Exploring in South Texas & Montana

See accompanying notes to financial statements.

55

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
170,000	Petroleum Development Corporation (a)	$4,168
	Oil & Gas Producer in U.S.
168,000	Swift Energy (a)	3,126
	Oil & Gas Exploration & Production
510,000	Quicksilver Resources (a)(b)	2,764
	Natural Gas & Coal Seam Gas Producer
262,200	Houston American Energy (a)(b)	294
	Oil & Gas Exploration/Production in Colombia
		27,843
	> Mining 0.7%
77,000	Core Laboratories (Netherlands)	8,924
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	2,646
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	299
	US Copper/Moly Mine
		11,869
Energy & Minerals: Total		71,993
Total Equities: 99.6% (Cost: $1,126,154)		1,581,570

Number of Shares		Value (000)
Securities Lending Collateral 3.4%
53,351,300	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	$53,351
Total Securities Lending Collateral: (Cost: $53,351)		53,351
Total Investments: 103.0% (Cost: $1,179,505)(g)(h)		1,634,921
Obligation to Return Collateral for Securities Loaned: (3.4)%		(53,351)
Cash and Other Assets Less Liabilities: 0.4%		6,291
Total Net Assets: 100.0%		$1,587,861

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $52,943.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
RCM Technologies	640,000	-	-	640,000	$3,546	$-
Total of Affiliated Transactions	640,000	-	-	640,000	$3,546	$-

  The aggregate cost and value of this company at June 30, 2012, were $3,624 and $3,546, respectively. Investments in affiliated companies represented 0.22% of the Fund's total net assets at June 30, 2012.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $10, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$10
			$2,000	$10

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2012, for federal income tax purposes, the cost of investments was $1,179,505 and net unrealized appreciation was $455,416 consisting of gross unrealized appreciation of $563,241 and gross unrealized depreciation of $107,825.

See accompanying notes to financial statements.

56

> Notes to Statement of Investments (dollar values in thousands)

(h)  On June 30, 2012, the market value of foreign securities represented 1.30% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$8,924	0.56
Israel	8,278	0.52
India	3,493	0.22
Total Foreign Portfolio	$20,695	1.30

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$487,022	$-	$-	$487,022
Industrial Goods & Services	272,286	-	-	272,286
Consumer Goods & Services	257,845	-	-	257,845
Finance	212,942	-	-	212,942
Health Care	162,973	-	10	162,983
Other Industries	116,499	-	-	116,499
Energy & Minerals	71,993	-	-	71,993
Total Equities	1,581,560	-	10	1,581,570
Total Securities Lending Collateral	53,351	-	-	53,351
Total Investments	$1,634,911	$-	$10	$1,634,921

See accompanying notes to financial statements.

57

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Health Care	$27	$-	$(17)	$-	$-	$-	$-	$10
	$27	$-	$(17)	$-	$-	$-	$-	$10

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $17.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

58

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Asia
> Taiwan
CTCI Corp	2,789,400	3,508,400
Taiwan Mobile	1,179,000	3,133,800
> Japan
Start Today	0	496,000
Other Countries
> Australia
Challenger Financial	826,355	2,809,800
Commonwealth Property Office Fund	3,170,358	10,466,968
IAG	0	1,652,046
UGL	0	1,000,050
> Canada
Goldcorp	0	344,400
Latin America
> Mexico
Fresnillo	0	597,400
> Guatemala
Tahoe Resources	0	196,800

	Number of Shares
	3/31/12	6/30/12
Sales
Asia
> Japan
Ain Pharmaciez	74,000	0
Asahi Diamond Industrial	528,000	1,000
Gree	59,400	0
Kansai Paint	1,911,000	319,000
> China
NetEase.com - ADR	84,000	1,000
> Korea
NHN	49,830	32,830
Other Countries
> South Africa
Northam Platinum	1,146,000	0
Rand Merchant Insurance	7,601,015	6,483,015
> Canada
AG Growth	89,000	0
Europe
> Germany
Rheinmetall	109,500	0
Rhoen-Klinikum	175,000	0
> United Kingdom
Chemring	772,800	0
Intertek Group	178,000	79,000
JLT Group	314,000	296,400
Serco	659,000	583,000
> Netherlands
Core Laboratories	28,100	0
Imtech	239,919	190,916
> Switzerland
Kuehne & Nagel	28,000	0
> Denmark
Novozymes	145,000	125,000

See accompanying notes to financial statements.

59

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 94.9%
Asia 44.4%
	> Singapore 15.0%
13,130,000	Ascendas REIT	$22,399
	Industrial Property Landlord
20,395,000	Mapletree Industrial Trust	19,537
	Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	8,664
	Industrial Property Landlord
		50,600
	> Taiwan 12.2%
11,103,000	Far EasTone Telecom	24,156
	Taiwan's Third Largest Mobile Operator
3,133,800	Taiwan Mobile	10,363
	Taiwan's Second Largest Mobile Operator
3,508,400	CTCI Corp	6,569
	International Engineering Firm
		41,088
	> Japan 10.1%
5,753,734	Seven Bank	14,776
	ATM Processing Services
8,970	Jupiter Telecommunications	9,146
	Largest Cable Service Provider in Japan
496,000	Start Today	6,931
	Online Japanese Apparel Retailer
319,000	Kansai Paint	3,418
	Paint Producer in Japan, India, China & Southeast Asia
1,000	Asahi Diamond Industrial	11
	Consumable Diamond Tools
		34,282
	> China 2.7%
4,146,000	Zhaojin Mining Industry	5,452
	Gold Mining & Refining in China
3,044,000	Want Want	3,764
	Chinese Branded Consumer Food Company
1,000	NetEase.com - ADR (a)	59
	Chinese Online Gaming Services
		9,275
	> Indonesia 2.3%
9,272,000	Archipelago Resources (a)	7,406
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
1,404,000	MNC Skyvision (a)	235
	Largest Satellite Pay TV Operator in Indonesia
		7,641
	> Korea 2.1%
32,830	NHN	7,201
	Korean Online Search Services
		7,201
Asia: Total		150,087
Other Countries 28.6%
	> Australia 11.6%
1,000,050	UGL	12,805
	Engineering & Facilities Management

Number of Shares		Value (000)
10,466,968	Commonwealth Property Office Fund	$10,911
	Australia Prime Office REIT
2,809,800	Challenger Financial	9,437
	Largest Annuity Provider
1,652,046	IAG	5,925
	General Insurance Provider
		39,078
	> South Africa 8.7%
6,483,015	Rand Merchant Insurance	13,808
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
1,317,200	Adcock Ingram Holdings	9,682
	Manufacturer of Pharmaceuticals & Medical Supplies
112,700	Naspers	6,020
	Media in Africa, China, Russia & Other Emerging Markets
		29,510
	> Canada 5.0%
344,400	Goldcorp	12,943
	Gold Mining
106,400	CCL Industries	3,903
	Leading Global Label Manufacturer
		16,846
	> United States 1.8%
94,000	Atwood Oceanics (a)	3,557
	Offshore Drilling Contractor
52,000	SM Energy	2,554
	Oil & Gas Producer
		6,111
	> Israel 1.5%
460,000	Israel Chemicals	5,090
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		5,090
Other Countries: Total		96,635
Europe 16.4%
	> Germany 3.6%
630,000	Wirecard	12,216
	Online Payment Processing & Risk Management
		12,216
	> United Kingdom 3.4%
583,000	Serco	4,896
	Facilities Management
79,000	Intertek Group	3,310
	Testing, Inspection, Certification Services
296,400	JLT Group	3,256
	International Business Insurance Broker
		11,462
	> Sweden 3.0%
595,666	Hexagon	10,225
	Design, Measurement & Visualization Software & Equipment
		10,225

See accompanying notes to financial statements.

60

Number of Shares		Value (000)
	> Iceland 1.7%
4,800,000	Marel	$5,838
	Largest Manufacturer of Poultry & Fish Processing Equipment
		5,838
	> Netherlands 1.4%
190,916	Imtech	4,559
	Electromechanical & Information & Communications Technology Installation & Maintenance
		4,559
	> Switzerland 1.3%
24,000	Partners Group	4,268
	Private Markets Asset Management
		4,268
	> Belgium 1.0%
74,000	EVS Broadcast Equipment	3,491
	Digital Live Mobile Production Software & Systems
		3,491
	> Denmark 1.0%
125,000	Novozymes	3,241
	Industrial Enzymes
		3,241
Europe: Total		55,300
Latin America 5.5%
	> Mexico 4.0%
597,400	Fresnillo	13,684
	Silver & Metal Byproduct Mining in Mexico
		13,684

Number of Shares		Value (000)
	> Guatemala 0.8%
196,800	Tahoe Resources (a)	$2,720
	Silver Project in Guatemala
		2,720
	> Uruguay 0.5%
191,666	Union Agriculture Group (a)(b)(c)	1,876
	Farmland Operator in Uruguay
		1,876
	> Colombia 0.2%
1,880,000	Santa Maria Petroleum (a)(b)	567
	Explores for Oil & Gas in Latin America
		567
Latin America: Total		18,847
Total Equities: 94.9% (Cost: $273,433)		320,869
Total Investments: 94.9% (Cost: $273,433)(d)(e)		320,869
Cash and Other Assets Less Liabilities: 5.1%		17,265
Total Net Assets: 100.0%		$338,134

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $2,443, which represented 0.72% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200	$1,876
Santa Maria Petroleum	1/14/11	1,880,000	2,376	567
			$4,576	$2,443

(c)  Illiquid security.

(d)  At June 30, 2012, for federal income tax purposes, the cost of investments was $273,433 and net unrealized appreciation was $47,436 consisting of gross unrealized appreciation of $56,811 and gross unrealized depreciation of $9,375.

See accompanying notes to financial statements.

61

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(e)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Singapore Dollar	$50,600	15.0
Taiwan Dollar	41,089	12.2
Austrailian Dollar	39,078	11.6
Japanese Yen	34,282	10.1
British Pound	32,552	9.6
South African Rand	29,510	8.7
United States Dollar	20,988	6.2
Euro	20,266	6.0
Other currencies less than 5% of total net assets	52,504	15.5
Total Portfolio	$320,869	94.9

  At June 30, 2012, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	ZAR	236,888	$28,000	7/13/12	$(932)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD = United States Dollar

ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

62

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$59	$150,028	$-	$150,087
Other Countries	22,957	73,678	-	96,635
Europe	-	55,300	-	55,300
Latin America	2,720	14,251	1,876	18,847
Total Equities	25,736	293,257	1,876	320,869
Total Investments	$25,736	$293,257	$1,876	$320,869
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(932)	-	(932)
Total Investments	$25,736	$292,325	$1,876	$319,937

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the Investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Latin America	$1,828	$-	$48	$-	$-	$-	$-	$1,876
	$1,828	$-	$48	$-	$-	$-	$-	$1,876

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $48.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

63

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Information
Mobile Communications	$34,520	10.2
Internet Related	13,279	4.0
Financial Processors	12,216	3.6
Business Software	10,224	3.0
CATV	9,146	2.7
Computer Hardware & Related Equipment	3,491	1.0
Satellite Broadcasting & Services	235	0.1
	83,111	24.6
> Other Industries
Real Estate	61,511	18.2
> Finance
Insurance	32,427	9.6
Banks	14,776	4.4
Brokerage & Money Management	4,268	1.2
	51,471	15.2
> Energy & Minerals
Mining	42,204	12.5
Oil Services	3,557	1.0
Oil & Gas Producers	3,121	0.9
Agricultural Commodities	1,876	0.6
	50,758	15.0
> Industrial Goods & Services
Other Industrial Services	20,674	6.1
Industrial Materials & Specialty Chemicals	11,749	3.5
Construction	6,569	1.9
Machinery	5,849	1.7
Outsourcing Services	4,896	1.5
	49,737	14.7

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$6,931	2.0
Nondurables	3,904	1.2
Food & Beverage	3,764	1.1
	14,599	4.3
> Health Care
Pharmaceuticals	9,682	2.9
Total Equities:	320,869	94.9
Total Investments:	320,869	94.9
Cash and Other Assets Less Liabilities:	17,265	5.1
Net Assets:	$338,134	100.0

See accompanying notes to financial statements.

64

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Industrial Goods & Services
Nordson	160,000	220,000
Information
Globalstar	15,000,000	16,721,800
Consumer Goods & Services
Vail Resorts	0	235,000
Energy & Minerals
Canadian Solar (China)	2,700,000	3,301,200
Houston American Energy	826,400	1,455,000
Tuscany International Drilling (Colombia)	12,700,000	13,613,200

	Number of Shares
	3/31/12	6/30/12
Sales
Industrial Goods & Services
Ametek	1,490,000	1,358,000
Donaldson	1,260,000	1,140,000
Expeditors International of Washington	600,000	475,000
Kennametal	975,000	865,000
Pall	690,000	625,000
Quanta Services	1,420,000	1,000,000
Information
Amphenol	645,000	560,000
Atmel	1,175,000	1,140,000
Sanmina-SCI	4,375,000	3,026,600
SBA Communications	1,010,000	735,000
VisionChina Media - ADR (China)	6,108,437	5,427,200
WNS - ADR (India)	3,940,000	3,405,000
Consumer Goods & Services
Abercrombie & Fitch	555,000	455,000
Coach	615,000	555,000
Gaylord Entertainment	1,020,000	930,000
Hertz	5,225,000	4,495,000
IFM Investments (Century 21 China RE) - ADR (China)	1,143,333	998,000
ITT Educational Services	270,000	223,000
lululemon athletica	390,000	305,000
RexLot Holdings (China)	260,000,000	208,000,000
Safeway	1,100,000	0
Tiffany & Co.	200,000	184,000
Finance
City National	630,000	540,000
CNO Financial Group	8,325,000	7,140,000
Discover Financial Services	2,115,000	1,935,000
Regional Management	84,500	0
SEI Investments	965,000	775,000
Energy & Minerals
Canacol (Colombia)	30,872,300	29,187,400
Eacom Timber (Canada)	33,572,000	8,440,000
Kirkland Lake Gold (Canada)	870,000	835,000
Pacific Rubiales Energy (Colombia)	1,480,000	1,170,000
Petrodorado (Colombia)	34,700,000	33,700,000
Shamaran Petroleum (Iraq)	36,500,000	30,473,500
Health Care
Akorn	1,400,000	1,310,000
NPS Pharmaceuticals	2,510,000	2,340,000
Seattle Genetics	395,000	383,000
Other Industries
Biomed Realty Trust	1,660,000	1,435,000

See accompanying notes to financial statements.

65

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 98.0%
Industrial Goods & Services 21.7%
	> Machinery 16.4%
1,358,000	Ametek	$67,778
	Aerospace/Industrial Instruments
1,140,000	Donaldson	38,042
	Industrial Air Filtration
625,000	Pall	34,256
	Filtration & Fluids Clarification
865,000	Kennametal	28,675
	Consumable Cutting Tools
220,000	Nordson	11,284
	Dispensing Systems for Adhesives & Coatings
		180,035
	> Outsourcing Services 2.2%
1,000,000	Quanta Services (a)	24,070
	Electrical & Telecom Construction Services
		24,070
	> Other Industrial Services 1.7%
475,000	Expeditors International of Washington	18,406
	International Freight Forwarder
		18,406
	> Industrial Materials & Specialty Chemicals 1.4%
300,000	FMC Corporation	16,044
	Niche Specialty Chemicals
		16,044
Industrial Goods & Services: Total		238,555
Information 20.1%
	> Mobile Communications 8.0%
735,000	SBA Communications (a)	41,932
	Communications Towers
700,000	Crown Castle International (a)	41,062
	Communications Towers
16,721,800	Globalstar (a)(b)(c)	5,351
	Satellite Mobile Voice & Data Carrier
		88,345
	> Computer Services 3.0%
3,405,000	WNS - ADR (India) (a)(b)	33,131
	Offshore BPO (Business Process Outsourcing) Services
		33,131
	> Computer Hardware & Related Equipment 2.8%
560,000	Amphenol	30,755
	Electronic Connectors
		30,755
	> Contract Manufacturing 2.3%
3,026,600	Sanmina-SCI (a)	24,788
	Electronic Manufacturing Services
		24,788
	> Instrumentation 1.8%
126,000	Mettler-Toledo International (a)	19,637
	Laboratory Equipment
		19,637

Number of Shares		Value (000)
	> Business Software 1.0%
167,000	Concur Technologies (a)	$11,373
	Web Enabled Cost & Expense Management Software
		11,373
	> Semiconductors & Related Equipment 0.7%
1,140,000	Atmel (a)	7,638
	Microcontrollers, Radio Frequency & Memory Semiconductors
		7,638
	> Advertising 0.5%
5,427,200	VisionChina Media - ADR (China) (a)(b)(c)	5,047
	Advertising on Digital Screens in China's Mass Transit System
		5,047
Information: Total		220,714
Consumer Goods & Services 19.2%
	> Travel 9.6%
4,495,000	Hertz (a)	57,536
	Largest U.S. Rental Car Operator
930,000	Gaylord Entertainment (a)	35,861
	Convention Hotels
235,000	Vail Resorts	11,769
	Ski Resort Operator & Developer
		105,166
	> Retail 3.9%
305,000	lululemon athletica (a)	18,187
	Premium Active Apparel Retailer
455,000	Abercrombie & Fitch	15,534
	Teen Apparel Retailer
184,000	Tiffany & Co.	9,743
	Luxury Good Retailer
		43,464
	> Apparel 2.9%
555,000	Coach	32,456
	Designer & Retailer of Branded Leather Accessories
		32,456
	> Casinos & Gaming 1.4%
208,000,000	RexLot Holdings (China)	14,900
	Lottery Equipment Supplier in China
		14,900
	> Educational Services 1.2%
223,000	ITT Educational Services (a)(c)	13,547
	Postsecondary Degree Services
		13,547
	> Other Consumer Services 0.1%
998,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(b)	1,088
	Provide Real Estate Services in China
		1,088

See accompanying notes to financial statements.

66

Number of Shares		Value (000)
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)(c)(d)	$621
	All-natural Sweetener Extracted from the Stevia Plant
		621
Consumer Goods & Services: Total		211,242
Finance 16.2%
	> Credit Cards 6.1%
1,935,000	Discover Financial Services	66,912
	Credit Card Company
		66,912
	> Insurance 5.0%
7,140,000	CNO Financial Group	55,692
	Life, Long-term Care & Medical Supplement Insurance
		55,692
	> Banks 3.7%
540,000	City National	26,233
	Bank & Asset Manager
1,075,000	Associated Banc-Corp	14,179
	Midwest Bank
		40,412
	> Brokerage & Money Management 1.4%
775,000	SEI Investments	15,415
	Mutual Fund Administration & Investment Management
		15,415
Finance: Total		178,431
Energy & Minerals 9.7%
	> Oil & Gas Producers 5.3%
1,170,000	Pacific Rubiales Energy (Colombia)	24,777
	Oil Production & Exploration in Colombia
29,187,400	Canacol (Colombia) (a)	13,044
	Oil Producer in South America
33,700,000	Petrodorado (Colombia) (a)(b)	5,296
17,144,000	Petrodorado - Warrants (Colombia) (a)(e)	243
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
30,473,500	Shamaran Petroleum (Iraq) (a)	5,088
	Oil Exploration in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(e)	4,187
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	232
	Oil & Gas Exploration/Production in the North Sea
17,575,000	Petromanas (Canada) (a)	3,711
	Exploring for Oil in Albania
1,455,000	Houston American Energy (a)(c)	1,630
	Oil & Gas Exploration/Production in Colombia
		58,208

Number of Shares		Value (000)
	> Agricultural Commodities 1.6%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	$17,058
	Farmland Operator in Uruguay
8,440,000	Eacom Timber (Canada) (a)	829
	Canadian Lumber Producer
		17,887
	> Alternative Energy 1.5%
3,301,200	Canadian Solar (China) (a)(b)(c)	11,884
	Solar Cell & Module Manufacturer
2,425,000	Synthesis Energy Systems (China) (a)	2,959
	Owner/Operator of Gasification Plants
1,165,000	Real Goods Solar (a)	1,316
	Residential Solar Energy Installer
		16,159
	> Mining 0.8%
835,000	Kirkland Lake Gold (Canada) (a)	8,989
	Gold Mining
		8,989
	> Oil Services 0.5%
13,613,200	Tuscany International Drilling (Colombia) (a)	5,282
	South America-based Drilling Rig Contractor
		5,282
Energy & Minerals: Total		106,525
Health Care 6.0%
	> Biotechnology & Drug Delivery 2.7%
2,340,000	NPS Pharmaceuticals (a)	20,148
	Orphan Drugs & Healthy Royalties
383,000	Seattle Genetics (a)(c)	9,724
	Antibody-based Therapies for Cancer
		29,872
	> Pharmaceuticals 1.9%
1,310,000	Akorn (a)	20,659
	Develops, Manufactures & Sells Specialty Generic Drugs
		20,659
	> Medical Supplies 1.4%
190,000	Henry Schein (a)	14,913
	Largest Distributor of Healthcare Products
		14,913
Health Care: Total		65,444
Other Industries 5.1%
	> Real Estate 3.7%
1,435,000	Biomed Realty Trust	26,806
	Life Science-focused Office Buildings
475,000	DuPont Fabros Technology	13,566
	Technology-focused Office Buildings
		40,372

See accompanying notes to financial statements.

67

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Regulated Utilities 1.4%
403,000	Wisconsin Energy	$15,946
	Wisconsin Utility
		15,946
Other Industries: Total		56,318
Total Equities: 98.0% (Cost: $835,953)		1,077,229
Securities Lending Collateral 2.4%
26,067,257	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	26,067
Total Securities Lending Collateral: (Cost: $26,067)		26,067
Total Investments: 100.4% (Cost: $862,020)(g)(h)		1,103,296
Obligation to Return Collateral for Securities Loaned: (2.4)%		(26,067)
Cash and Other Assets Less Liabilities: 2.0%		21,891
Total Net Assets: 100.0%		$1,099,120

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
Canacol*	31,372,300	-	2,184,900	29,187,400	$13,044	$-
Canadian Overseas Petroleum	24,000,000	-	-	24,000,000	4,187	-
Canadian Solar	2,700,000	601,200	-	3,301,200	11,884	-
Eacom Timber*	36,000,000	-	27,560,000	8,440,000	829	-
GLG Life Tech*	1,850,000	-	350,000	1,500,000	621	-
Globalstar	13,184,322	3,815,678	278,200	16,721,800	5,351	-
IFM Investments (Century 21 China RE) - ADR**	3,430,000	-	2,432,000	998,000	1,088	-
Petrodorado	34,700,000	-	1,000,000	33,700,000	5,296	-
Real Goods Solar*	1,500,000	-	335,000	1,165,000	1,316	-
Sanmina-SCI*	6,100,000	-	3,073,400	3,026,600	24,788	-
Synthesis Energy Systems*	2,950,372	-	525,372	2,425,000	2,959	-
VisionChina Media - ADR	7,000,000	-	1,572,800	5,427,200	5,047	-
WNS - ADR	4,254,230	-	849,230	3,405,000	33,131	-
Total of Affiliated Transactions	169,041,224	4,416,878	40,160,902	133,297,200	$109,541	$-

*  At June 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 1:3 stock split.

See accompanying notes to financial statements.

68

> Notes to Statement of Investments (dollar values in thousands)

  The aggregate cost and value of these companies at June 30, 2012, were $152,247 and $65,984, respectively. Investments in affiliated companies represented 6.00% of the Fund's total net assets at June 30, 2012.

(c)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $25,542.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $21,720, which represented 1.98% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculuture Group	12/8/10-6/27/12	1,742,424	$20,000	$17,058
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	4,187
Petrodorado - Warrants	11/20/09	17,144,000	2,118	243
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	232
			$33,880	$21,720

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2012, for federal income tax purposes, the cost of investments was $862,020 and net unrealized appreciation was $241,276 consisting of gross unrealized appreciation of $390,213 and gross unrealized depreciation of $148,937.

(h)  On June 30, 2012, the market value of foreign securities represented 14.41% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Colombia	$48,642	4.43
China	35,878	3.27
India	33,131	3.01
Uruguay	17,058	1.55
Canada	14,150	1.29
Iraq	5,088	0.46
United Kingdom	4,419	0.40
Total Foreign Portfolio	$158,366	14.41

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

See accompanying notes to financial statements.

69

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$238,555	$-	$-	$238,555
Information	220,714	-	-	220,714
Consumer Goods & Services	195,721	15,521	-	211,242
Finance	178,431	-	-	178,431
Energy & Minerals	84,805	4,662	17,058	106,525
Health Care	65,444	-	-	65,444
Other Industries	56,318	-	-	56,318
Total Equities	1,039,988	20,183	17,058	1,077,229
Total Securities Lending Collateral	26,067	-	-	26,067
Total Investments	$1,066,055	$20,183	$17,058	$1,103,296

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,665	$1,665	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Energy & Minerals	$16,617	$-	$441	$-	$-	$-	$-	$17,058
	$16,617	$-	$441	$-	$-	$-	$-	$17,058

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $441.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 6/30/12	Valuation Technique(s)	Unobservable Input (s)	Range (Weighted Average)
Equities	17,058	Market comparable companies	Discount for lack of marketability	-2% to -28% (-12%)

See accompanying notes to financial statements.

70

> Notes to Statement of Investments (dollar values in thousands)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs which may include, but not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

71

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
	> Affiliated Stock Funds: 49.4%
1,176,526	Columbia Acorn International Fund, Class I	$43,684
2,984,136	Columbia Dividend Income Fund, Class I	43,240
1,097,965	Columbia Acorn Fund, Class I	32,675
2,152,889	Columbia Contrarian Core Fund, Class I	32,487
1,706,619	Columbia Select Large Cap Growth Fund, Class I (a)	21,862
872,274	Columbia Acorn Select Fund, Class I	21,772
1,599,099	Columbia Large Cap Enhanced Core Fund, Class I	21,684
Total Stock Funds: (Cost: $196,004)		217,404

Number of Shares		Value (000)
	> Affiliated Bond Funds: 48.2%
11,245,529	Columbia Intermediate Bond Fund, Class I	$105,933
6,646,182	Columbia Income Opportunities Fund, Class I	63,936
3,616,501	Columbia U.S. Treasury Index Fund, Class I	42,205
Total Bond Funds: (Cost: $208,564)		212,074
Total Investments: 97.6% (Cost: $404,568)(b)		429,478
Cash and Other Assets Less Liabilities: 2.4%		10,573
Total Net Assets: 100.0%		$440,051

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At June 30, 2012 for federal income tax purposes, the cost of investments was $404,568 and net unrealized gain was $24,910 consisting of gross unrealized appreciation of $24,910 and gross unrealized depreciation of $0.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day. Typical Level 2 securities include short-term investments valued at amortized cost.

  Under the direction of the Board of Trustees (the Board), the Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$217,404	$-	$-	$217,404
Total Bond Funds	212,074	-	-	212,074
Total Investments	$429,478	$-	$-	$429,478

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

72

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Asia
> Taiwan
CTCI Corp	64,762	73,762
Far EasTone Telecom	58,126	74,126
MStar Semiconductor	9,800	13,500
PC Home	13,700	15,700
> Indonesia
Archipelago Resources	137,500	150,100
Mayora Indah	0	13,600
Surya Citra Media	93,264	102,764
Tower Bersama Infrastructure	535,709	537,609
> Hong Kong
AAC Technologies	18,027	21,027
Lifestyle International	28,089	52,089
Sasa International	89,999	99,799
> China
RexLot Holdings	823,246	1,196,000
> India
Redington India	7,562	37,794
> Philippines
Int'l Container Terminal	40,787	44,487
> Cambodia
Nagacorp	340,000	420,000
> Mongolia
Mongolian Mining	98,500	140,500
> Singapore
Petra Foods	0	19,900
Other Countries
> South Africa
Mr. Price	6,597	6,797
> United States
Textainer Group Holdings	2,204	2,404
> Canada
Americas Petrogas	17,500	19,000
Europe
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	17,800	19,400
> France
Compagnie Française de l'Afrique Occidentale	0	325

	Number of Shares
	3/31/12	6/30/12
Latin America
> Brazil
Arcos Dorados	0	4,000
MRV Engenharia	11,325	12,425
Multiplus	3,144	3,444
> Mexico
Grupo Aeroportuario del Sureste - ADR	1,647	1,747

See accompanying notes to financial statements.

73

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	3/31/12	6/30/12
Sales
Asia
> Indonesia
Jasa Marga	109,911	0
> China
NetEase.com - ADR	1,277	977
Other Countries
> South Africa
Northam Platinum	15,354	10,854
> Canada
Alliance Grain Traders	10,801	8,801
Crew Energy	4,172	0
Europe
> Sweden
East Capital Explorer	8,806	4,006
> Germany
Dürr	1,229	1,060
> France
Rubis	965	0
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	3,361	0

See accompanying notes to financial statements.

74

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 96.9%
Asia 60.7%
	> Taiwan 19.3%
74,126	Far EasTone Telecom	$161
	Taiwan's Third Largest Mobile Operator
73,762	CTCI Corp	138
	International Engineering Firm
9,200	St. Shine Optical	103
	World's Leading Disposable Contact Lens OEM
42,990	Chroma Ate	98
	Automatic Test Systems, Testing & Measurement Instruments
33,000	Tripod Technologies	94
	Printed Circuit Boards (PCB)
13,500	MStar Semiconductor	91
	Integrated Circuits for TV, Digital Set-top-box & Handset
15,700	PC Home	89
	Taiwanese Internet Retail Company
12,342	Simplo Technology	85
	Battery Packs for Notebook & Tablet PCs
15,277	Radiant Opto-Electronics (a)	78
	LCD Back Light Units & Modules
21,169	Advantech	70
	Industrial PC & Components
18,500	Lung Yen	54
	Funeral Services & Columbaria
23,689	Taiwan Hon Chuan	53
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
		1,114
	> Indonesia 11.2%
369,019	Ace Indonesia	200
	Home Improvement Retailer
537,609	Tower Bersama Infrastructure (a)	188
	Communications Towers
150,100	Archipelago Resources (a)	120
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
102,764	Surya Citra Media	105
	Free to Air TV in Indonesia
13,600	Mayora Indah	37
	Consumer Branded Food Manufacturer
		650
	> Hong Kong 7.1%
52,089	Lifestyle International	115
	Mid to High-end Department Store Operator in Hong Kong & China
128,862	Melco International	105
	Macau Casino Operator
5,650	Melco Crown Entertainment - ADR (a)	65
	Macau Casino Operator
99,799	Sasa International	63
	Cosmetics Retailer
21,027	AAC Technologies	61
	Miniature Acoustic Components
		409

Number of Shares		Value (000)
	> China 6.0%
54,951	Digital China	$97
	IT Distribution & Systems Integration Services
1,196,000	RexLot Holdings	86
	Lottery Equipment Supplier in China
977	NetEase.com - ADR (a)	57
	Chinese Online Gaming Services
1,254	51job - ADR (a)(b)	57
	Integrated Human Resource Services
111,475	AMVIG Holdings	49
	Chinese Tobacco Packaging Material Supplier
		346
	> India 5.2%
8,635	United Breweries	85
	India's Largest Brewer
14,240	Titan Industries	57
	Jewlery, Watches & Eyeglasses
24,700	Adani Ports & Special Economic Zone	54
	Indian West Coast Shipping Port
37,794	Redington India	52
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
33,749	Jain Irrigation Systems	51
	Agricultural Micro-irrigation Systems & Food Processing
		299
	> Philippines 3.4%
44,487	Int'l Container Terminal	78
	Container Handling Terminals & Port Management
109,465	Manila Water Company	64
	Water Utility Company in the Philippines
176,818	SM Prime Holdings	55
	Shopping Mall Operator
		197
	> Cambodia 3.3%
420,000	Nagacorp	188
	Casino/Entertainment Complex in Cambodia
		188
	> Thailand 1.9%
272,518	Home Product Center	109
	Home Improvement Retailer
		109
	> Mongolia 1.4%
140,500	Mongolian Mining (a)	80
	Coking Coal Mining in Mongolia
		80
	> Japan 1.2%
6,760	Kansai Paint	72
	Paint Producer in Japan, India, China & Southeast Asia
		72
	> Singapore 0.7%
19,900	Petra Foods	39
	Cocoa Processor & Chocolate Manufacturer
		39
Asia: Total		3,503

See accompanying notes to financial statements.

75

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Other Countries 16.9%
	> South Africa 10.9%
75,000	Rand Merchant Insurance	$160
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
45,226	Coronation Fund Managers	153
	South African Fund Manager
16,350	Adcock Ingram Holdings	120
	Manufacturer of Pharmaceuticals & Medical Supplies
6,797	Mr. Price	93
	South African Retailer of Apparel, Household & Sporting Goods
3,497	Massmart Holdings	73
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
10,854	Northam Platinum	31
	Platinum Mining in South Africa
		630
	> United States 3.3%
2,404	Textainer Group Holdings (b)	89
	Top International Container Leasor
1,709	Hornbeck Offshore (a)	66
	Supply Vessel Operator in U.S. Gulf of Mexico
952	Atwood Oceanics (a)	36
	Offshore Drilling Contractor
		191
	> Canada 2.7%
8,801	Alliance Grain Traders	118
	Global Leader in Pulse Processing & Distribution
19,000	Americas Petrogas (a)	35
	Oil & Gas Exploration in Argentina, Potash in Peru
		153
Other Countries: Total		974
Europe 11.0%
	> Sweden 2.6%
7,231	Hexagon	124
	Design, Measurement & Visualization Software & Equipment
4,006	East Capital Explorer	28
	Sweden-based Russia & Central Eastern Europe Investment Fund
		152
	> Switzerland 2.5%
1,178	Dufry Group (a)	143
	Operates Airport Duty Free & Duty Paid Shops
		143
	> Kazakhstan 1.7%
19,400	Halyk Savings Bank of Kazakhstan - GDR (a)	97
	Largest Retail Bank & Insurer in Kazakhstan
		97

Number of Shares		Value (000)
	> Czech Republic 1.4%
474	Komercni Banka	$83
	Leading Czech Universal Bank
		83
	> Italy 1.4%
7,631	Pirelli	80
	Global Tire Supplier
		80
	> Germany 1.1%
1,060	Dürr	65
	Automotive Plant Engineering & Associated Capital Equipment
		65
	> France 0.3%
325	Compagnie Française de l'Afrique Occidentale	15
	African Wholesaler & Distributor
		15
Europe: Total		635
Latin America 8.3%
	> Brazil 5.0%
6,090	Localiza Rent A Car	92
	Car Rental
3,444	Multiplus	82
	Loyalty Program Operator in Brazil
4,000	Arcos Dorados (b)	59
	McDonald's Master Franchise for Latin America
12,425	MRV Engenharia	57
	Brazilan Property Developer
		290
	> Mexico 2.4%
1,747	Grupo Aeroportuario del Sureste - ADR	136
	Mexican Airport Operator
		136
	> Chile 0.7%
18,900	Viña Concha y Toro	37
	Global Branded Wine Manufacturer
		37
	> Argentina 0.2%
40,200	Madalena Ventures (a)	14
	Oil & Gas Exploration in Argentina
		14
Latin America: Total		477
Total Equities: 96.9% (Cost: $5,503)		5,589

See accompanying notes to financial statements.

76

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
104,775	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (c)	$105
Total Securities Lending Collateral: (Cost: $105)		105
Total Investments: 98.7% (Cost: $5,608)(d)(e)		5,694
Obligation to Return Collateral for Securities Loaned: (1.8)%		(105)
Cash and Other Assets Less Liabilities: 3.1%		183
Total Net Assets: 100.0%		$5,772

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $105.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At June 30, 2012, for federal income tax purposes, the cost of investments was $5,608 and net unrealized appreciation was $86 consisting of gross unrealized appreciation of $549 and gross unrealized depreciation of $463.

(e)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Taiwan Dollar	$1,114	19.3
Hong Kong Dollar	843	14.6
United States Dollar	663	11.5
South African Rand	630	10.9
Indonesian Rupiah	530	9.2
Indian Rupee	298	5.2
Other currencies less than 5% of total net assets	1,511	26.2
Total Portfolio	$5,589	96.9

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

77

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$179	$3,324	$-	$3,503
Other Countries	344	630	-	974
Europe	-	635	-	635
Latin America	477	-	-	477
Total Equities	1,000	4,589	-	5,589
Total Securities Lending Collateral	105	-	-	105
Total Investments	$1,105	$4,589	$-	$5,694

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

78

Columbia Acorn Emerging Markets Fund

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$827	14.4
Casinos & Gaming	443	7.7
Food & Beverage	354	6.1
Other Consumer Services	225	3.9
Travel	92	1.6
Other Durable Goods	80	1.4
Consumer Goods Distribution	52	0.9
	2,073	36.0
> Information
Computer Hardware & Related Equipment	388	6.7
Mobile Communications	350	6.1
Business Software	124	2.1
TV Broadcasting	104	1.8
Instrumentation	98	1.7
Electronics Distribution	97	1.7
Semiconductors & Related Equipment	91	1.6
Internet Related	58	1.0
	1,310	22.7
> Finance
Brokerage & Money Management	181	3.2
Banks	180	3.1
Insurance	160	2.8
Finance Companies	89	1.5
	610	10.6
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	175	3.0
Construction	138	2.4
Other Industrial Services	132	2.3
Machinery	116	2.0
	561	9.7
> Energy & Minerals
Mining	231	4.0
Agricultural Commodities	118	2.0
Oil Services	102	1.8
Oil & Gas Producers	49	0.8
	500	8.6
> Other Industries
Transportation	136	2.4
Real Estate	112	1.9
Regulated Utilities	64	1.1
	312	5.4

	Value (000)	Percentage of Net Assets
> Health Care
Pharmaceuticals	$120	2.1
Medical Supplies	103	1.8
	223	3.9
Total Equities:	5,589	96.9
Security Lending Collateral:	105	1.8
Total Investments:	5,694	98.7
Obligation to Return Collateral for Securities Loaned:	(105)	(1.8)
Cash and Other Assets Less Liabilities:	183	3.1
Net Assets:	$5,772	100.0

See accompanying notes to financial statements.

79

Columbia Acorn European Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Europe
> United Kingdom
Aggreko	0	700
BBA Aviation	0	7,480
Charles Taylor	15,220	22,220
Domino's Pizza United Kingdom & Ireland	3,610	5,090
Greggs	999	3,200
Rightmove	1,000	1,400
WH Smith	0	2,000
> Netherlands
Vopak	0	300
> Switzerland
Dufry Group	170	310
Partners Group	160	295
> Russia
Yandex	0	1,900

	Number of Shares
	3/31/12	6/30/12
Sales
Europe
> United Kingdom
Chemring	4,900	0
Intertek Group	1,100	500
Workspace Group	5,800	0
> France
Mersen	600	213
Rubis	310	0
> Netherlands
Core Laboratories	330	230
Fugro	410	0
> Germany
Rheinmetall	560	360
> Russia
Mail.ru - GDR	1,000	600

See accompanying notes to financial statements.

80

Columbia Acorn European Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 92.9%
Europe 89.8%
	> United Kingdom 18.3%
22,220	Charles Taylor	$56
	Insurance Services
5,090	Domino's Pizza United Kingdom & Ireland	41
	Pizza Delivery in the UK, Ireland & Germany
1,400	Rightmove	35
	Internet Real Estate Listings
2,827	JLT Group	31
	International Business Insurance Broker
3,480	Serco	29
	Facilities Management
3,180	Shaftesbury	26
	London Prime Retail REIT
3,200	Greggs	25
	Bakery
7,480	BBA Aviation	24
	Aviation Support Services
700	Aggreko	23
	Temporary Power & Temperature Control Services
500	Intertek Group	21
	Testing, Inspection, Certification Services
3,190	Abcam	21
	Online Sales of Antibodies
660	Rotork	20
	Valve Actuators for Oil & Water Pipelines
2,000	WH Smith	17
	Newsprint, Book & General Stationery Retailer
2,870	Premier Oil (a)	15
	Oil & Gas Producer in Europe, Pakistan & Asia
71	Spirax Sarco	2
	Steam Systems for Manufacturing & Process Industries
		386
	> France 14.2%
600	Eurofins Scientific	75
	Food, Pharmaceuticals & Materials Screening & Testing
1,000	Gemalto	72
	Digital Security Solutions
1,200	1000 mercis	55
	Interactive Advertising & Marketing
1,300	Saft	31
	Niche Battery Manufacturer
360	Norbert Dentressangle	23
	Leading European Logistics & Transport Group
400	Neopost	21
	Postage Meter Machines
7,100	Hi-Media (a)	18
	Online Advertiser in Europe
213	Mersen	5
	Advanced Industrial Materials
		300
	> Netherlands 12.3%
1,730	UNIT4	44
	Business Software Development

Number of Shares		Value (000)
2,785	Aalberts Industries	$43
	Flow Control & Heat Treatment
1,412	Koninklijke TenCate	38
	Advanced Textiles & Industrial Fabrics
1,499	Imtech	36
	Electromechanical & Information & Communications Technology Installation & Maintenance
1,480	Arcadis	32
	Engineering Consultants
230	Core Laboratories	27
	Oil & Gas Reservoir Consulting
917	TKH Group	20
	Dutch Industrial Conglomerate
300	Vopak	19
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		259
	> Germany 10.1%
3,250	Wirecard	63
	Online Payment Processing & Risk Management
520	Dürr	32
	Automotive Plant Engineering & Associated Capital Equipment
130	Rational	31
	Commercial Ovens
375	Bertrandt	28
	Outsourced Engineering
500	Stratec Biomedical Systems	22
	Diagnostic Instrumentation
590	CTS Eventim	18
	Event Ticket Sales
360	Rheinmetall	18
	Defense & Automotive
		212
	> Switzerland 9.9%
300	Geberit	59
	Plumbing Supplies
295	Partners Group	52
	Private Markets Asset Management
21	Sika	41
	Chemicals for Construction & Industrial Applications
310	Dufry Group (a)	38
	Operates Airport Duty Free & Duty Paid Shops
320	Zehnder	19
	Radiators & Ventilation Systems
		209
	> Sweden 6.0%
3,070	Hexagon	53
	Design, Measurement & Visualization Software & Equipment
4,570	Sweco	48
	Engineering Consultants
1,000	Unibet	25
	European Online Gaming Operator
		126
	> Italy 3.7%
11,000	Geox	24
	Apparel & Shoe Maker

See accompanying notes to financial statements.

81

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Italy—continued
230	Tod's	$23
	Leather Shoes & Bags
2,000	Pirelli	21
	Global Tire Supplier
9,960	CIR	10
	Italian Holding Company
		78
	> Russia 2.7%
1,900	Yandex (a)	36
	Search Engine for Russian & Turkish Languages
600	Mail.ru - GDR (a)(b)	21
	Internet Social Networking & Games for Russian Speakers
		57
	> Iceland 2.5%
43,750	Marel	53
	Largest Manufacturer of Poultry & Fish Processing Equipment
		53
	> Ireland 1.9%
300	Paddy Power	20
	Irish Betting Services
7,300	United Drug	19
	Irish Pharmaceutical Wholesaler & Outsourcer
		39
	> Portugal 1.7%
13,480	Redes Energéticas Nacionais	36
	Portuguese Power Transmission & Gas Transportation
		36
	> Norway 1.6%
3,710	Atea	33
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		33
	> Belgium 1.2%
530	EVS Broadcast Equipment	25
	Digital Live Mobile Production Software & Systems
		25
	> Czech Republic 1.1%
140	Komercni Banka	24
	Leading Czech Universal Bank
		24
	> Poland 1.1%
4,000	FX Energy (a)	24
	Oil & Gas Producer in Poland
		24
	> Denmark 0.8%
300	Solar A/S	16
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		16

Number of Shares		Value (000)
	> Greece 0.7%
13,330	Intralot	$15
	Lottery & Gaming Systems & Services
		15
Europe: Total		1,892
Other Countries 1.7%
	> Canada 1.3%
1,970	Alliance Grain Traders	26
	Global Leader in Pulse Processing & Distribution
		26
	> United States 0.4%
1,300	Velti (a)(c)	9
	Mobile Marketing Software Platform
		9
Other Countries: Total		35
Asia 1.4%
	> Hong Kong 1.4%
11,000	L'Occitane International	30
	Skin Care & Cosmetics Producer
		30
Asia: Total		30
Total Equities: 92.9% (Cost: $1,874)		1,957
Securities Lending Collateral 0.3%
5,850	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (d)	6
Total Securities Lending Collateral: (Cost: $6)		6
Total Investments: 93.2% (Cost: $1,880)(e)(f)		1,963
Obligation to Return Collateral for Securities Loaned: (0.3)%		(6)
Cash and Other Assets Less Liabilities: 7.1%		149
Total Net Assets: 100.0%		$2,106

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

82

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2012, this security had an aggregate value of $21, which represented 1.00% of total net assets.

(c)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $6.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2012, for federal income tax purposes, the cost of investments was $1,880 and net unrealized appreciation was $83 consisting of gross unrealized appreciation of $191 and gross unrealized depreciation of $108.

(f)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$937	44.5
British Pound	386	18.3
Swiss Franc	209	9.9
Swedish Krona	126	6.0
United States Dollar	116	5.5
Other currencies less than 5% of total net assets	183	8.7
Total Portfolio	$1,957	92.9

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

83

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$87	$1,805	$-	$1,892
Other Countries	35	-	-	35
Asia	-	30	-	30
Total Equities	122	1,835	-	1,957
Total Securities Lending Collateral	6	-	-	6
Total Investments	$128	$1,835	$-	$1,963

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

84

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$235	11.2
Machinery	178	8.4
Industrial Materials & Specialty Chemicals	84	4.0
Outsourcing Services	81	3.8
Conglomerates	73	3.4
Construction	59	2.8
Electrical Components	31	1.5
Industrial Distribution	16	0.8
	757	35.9
> Information
Business Software	105	5.0
Computer Hardware & Related Equipment	97	4.6
Internet Related	92	4.4
Financial Processors	63	3.0
Business Information & Marketing Services	55	2.6
Computer Services	32	1.5
Advertising	18	0.8
	462	21.9
> Consumer Goods & Services
Casinos & Gaming	60	2.9
Retail	55	2.6
Nondurables	54	2.6
Restaurants	41	1.9
Other Durable Goods	40	1.9
Food & Beverage	25	1.2
Apparel	24	1.1
Other Entertainment	18	0.9
	317	15.1
> Finance
Insurance	87	4.1
Brokerage & Money Management	53	2.5
Banks	24	1.2
	164	7.8
> Energy & Minerals
Oil & Gas Producers	39	1.9
Mining	27	1.3
Agricultural Commodities	26	1.2
Oil Refining, Marketing & Distribution	19	0.9
	111	5.3
> Other Industries
Regulated Utilities	36	1.7
Real Estate	25	1.2
Transportation	23	1.1
	84	4.0

	Value (000)	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$22	1.0
Medical Supplies	21	1.0
Pharmaceuticals	19	0.9
	62	2.9
Total Equities:	1,957	92.9
Security Lending Collateral:	6	0.3
Total Investments:	1,963	93.2
Obligation to Return Collateral for Securities Loaned:	(6)	(0.3)
Cash and Other Assets Less Liabilities:	149	7.1
Net Assets:	$2,106	100.0

See accompanying notes to financial statements.

85

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2012	Columbia Acorn Fund		Columbia Acorn International	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
Assets:
Unaffiliated investments, at cost		$8,195,104	$4,769,636		$1,175,881		$273,433
Affiliated investments, at cost (See Note 4)		2,717,367	93,271		3,624		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $302,684; Columbia Acorn International $110,353; Columbia Acorn USA $52,943; Columbia Acorn International Select $—; Columbia Acorn Select $25,542; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $105; Columbia Acorn European Fund $6)		$12,779,513	$5,689,495		$1,631,375		$320,869
Affiliated investments, at value (See Note 4)		3,965,342	122,198		3,546		—
Cash		723,080	234,386		5,316		17,891
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $978; Columbia Acorn USA $—; Columbia Acorn International Select $183; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $1; Columbia Acorn European Fund $—)		1,468	980		—		184
Receivable for:
Investments sold		14,479	26,099		1,960		4,811
Fund shares sold		13,853	101,107		1,798		719
Dividends and interest		6,953	5,681		386		387
Securities lending income		764	147		111		3
Foreign tax reclaims		309	4,004		—		211
Expense reimbursement due from Advisor		—	1		—		—
Trustees' Deferred Compensation Investments		2,374	659		195		—
Other assets		228	20		10		1
Total Assets		17,508,363	6,184,777		1,644,697		345,076
Liabilities:
Collateral on securities loaned		303,633	111,197		53,351		—
Unrealized depreciation on forward foreign currency exchange contracts		—	—		—		933
Payable to advisor		—	—		—		—
Payable for:
Investments purchased		9,292	35,885		871		5,304
Fund shares redeemed		26,065	5,369		2,043		540
Management fee		292	120		36		8
Administration fee		18	6		2		—	(a)
12b-1 Service and Distribution fees		43	9		2		1
Reports to shareholders		565	263		50		39
Deferred Trustees' fees		2,374	659		195		—
Transfer agent fees		1,403	374		241		25
Trustees' fees		—	1		—		40
Custody fees		75	185		2		16
Professional fee		88	48		39		25
Chief compliance officer expenses		43	13		4		2
Deferred foreign capital gains tax payable		—	4,024		—		—
Other liabilities		—	57		—		9
Total Liabilities		343,891	158,210		56,836		6,942
Net Assets		$17,164,472	$6,026,567		$1,587,861		$338,134
Composition of Net Assets:
Paid-in capital		$10,721,070	$5,301,264		$1,029,599		$279,482
Undistributed (overdistributed) net investment income		(28,080)	(36,596)		(3,403)		(2,516)
Accumulated net realized gain (loss)		639,075	(182,854)		106,249		14,670
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		4,584,409	919,859		455,494		47,436
Affiliated investments		1,247,975	28,927		(78)		—
Foreign currency translations		23	(9)		—		(6)
Forward foreign currency exchange contracts		—	—		—		(932)
Foreign capital gains tax		—	(4,024)		—		—
Net Assets		$17,164,472	$6,026,567		$1,587,861		$338,134
Net asset value per share – Class A (b)		$28.69	$37.01		$28.52		$26.62
(Net assets/shares)		($3,289,689/114,676)	($926,998/25,045)		($157,525/5,523)		($57,282/2,152)
Maximum offering price per share – Class A (c)		$30.44	$39.27		$30.26		$28.24
(Net asset value per share/front-end sales charge)		($28.69/0.9425)	($37.01/0.9425)		($28.52/0.9425)		($26.62/0.9425)
Net asset value and offering price per share – Class B (b)		$26.32	$35.88		$26.27		$25.45
(Net assets/shares)		($45,604/1,733)	($21,112/588)		($1,627/62)		($1,364/53)
Net asset value and offering price per share – Class C (b)		$25.92	$35.73		$25.99		$25.32
(Net assets/shares)		($749,753/28,929)	($92,746/2,596)		($31,666/1,218)		($8,585/339)
Net asset value and offering price per share – Class I (d)		$29.76	$37.13		$29.75		$26.88
(Net assets/shares)		($32,680/1,098)	($62,855/1,693)		($618/21)		($3/—	(e))
Net asset value and offering price per share – Class R		$—	$36.97		$—		$—
(Net assets/shares)	($	—/—)	($961/26)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R5		$—	$37.10		$—		$—
(Net assets/shares)	($	—/—)	($2,179/59)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class Z (d)		$29.74	$37.10		$29.72		$26.88
(Net assets/shares)		($13,046,746/438,699)	($4,919,716/132,598)		($1,396,425/46,989)		($270,900/10,078)

(a)  Rounds to less than $500.

(b)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.

(d)  Redemption price per share is equal to net asset value.

(e)  Rounds to less than 500 shares.

See accompanying notes to financial statements.

86

June 30, 2012	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
(in thousands)
Assets:
Unaffiliated investments, at cost		$709,773		$—		$5,608			$1,880
Affiliated investments, at cost (See Note 4)		152,247		404,568		—			—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $302,684; Columbia Acorn International $110,353; Columbia Acorn USA $52,943; Columbia Acorn International Select $—; Columbia Acorn Select $25,542; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $105; Columbia Acorn European Fund $6)		$1,037,312		$—		$5,694			$1,963
Affiliated investments, at value (See Note 4)		65,984		429,478		—			—
Cash		19,892		4,565		219			153
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $978; Columbia Acorn USA $—; Columbia Acorn International Select $183; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $1; Columbia Acorn European Fund $—)		—		—		1			—
Receivable for:
Investments sold		1,867		—		2			38
Fund shares sold		677		9,061		10			—
Dividends and interest		670		1,251		9			1
Securities lending income		290		—		—	(a)		—	(a)
Foreign tax reclaims		—		—		1			2
Expense reimbursement due from Advisor		—		— (a)		—			—
Trustees' Deferred Compensation Investments		237		—		—			—
Other assets		6		— (a)		8			8
Total Assets		1,126,935		444,355		5,944			2,165
Liabilities:
Collateral on securities loaned		26,067		—		105			6
Unrealized depreciation on forward foreign currency exchange contracts		—		—		—			—
Payable to advisor		—		—		8			7
Payable for:
Investments purchased		—		3,645		18			11
Fund shares redeemed		1,180		591		—			—
Management fee		24		1		—	(a)		—	(a)
Administration fee		1		1		—	(a)		—	(a)
12b-1 Service and Distribution fees		4		4		—	(a)		—	(a)
Reports to shareholders		122		8		10			10
Deferred Trustees' fees		237		—		—			—
Transfer agent fees		124		23		—	(a)		—	(a)
Trustees' fees		1		23		—	(a)		—	(a)
Custody fees		2		— (a)		11			5
Professional fee		38		8		12			15
Chief compliance officer expenses		6		—		—	(a)		—	(a)
Deferred foreign capital gains tax payable		—		—		4			—
Other liabilities		9		—		4			5
Total Liabilities		27,815		4,304		172			59
Net Assets		$1,099,120		$440,051		$5,772			$2,106
Composition of Net Assets:
Paid-in capital		$820,730		$434,121		$5,754			$2,021
Undistributed (overdistributed) net investment income		(2,288)		2,831		10			23
Accumulated net realized gain (loss)		39,399		(21,811)		(74)			(21)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		327,539		—		86			83
Affiliated investments		(86,263)		24,910		—			—
Foreign currency translations		3		—		—	(a)		—	(a)
Forward foreign currency exchange contracts		—		—		—			—
Foreign capital gains tax		—		—		(4)			—
Net Assets		$1,099,120		$440,051		$5,772			$2,106
Net asset value per share – Class A (b)		$24.17		$13.65		$10.15			$10.50
(Net assets/shares)		($303,485/12,557)		($171,091/12,535)		($1,274/125)			($203/19)
Maximum offering price per share – Class A (c)		$25.64		$14.48		$10.77			$11.14
(Net asset value per share/front-end sales charge)		($24.17/0.9425)		($13.65/0.9425)		($10.15/0.9425)			($10.50/0.9425)
Net asset value and offering price per share – Class B (b)		$22.43		$13.71		$—			$—
(Net assets/shares)		($15,343/684)		($5,833/425)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class C (b)		$22.20		$13.69		$10.10			$10.46
(Net assets/shares)		($60,556/2,728)		($111,865/8,170)		($216/21)			($18/2)
Net asset value and offering price per share – Class I (d)		$24.96		$—		$10.19			$10.51
(Net assets/shares)		($21,778/872)	($	—/—)		($5/1)			($5/1)
Net asset value and offering price per share – Class R		$—		$—		$—			$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class R5		$—		$—		$—			$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class Z (d)		$24.92		$13.51		$10.19			$10.52
(Net assets/shares)		($697,958/28,005)		($151,262/11,198)		($4,277/420)			($1,880/178)

See accompanying notes to financial statements.

87

Columbia Acorn Family of Funds

Statements of Operations (Unaudited) For the Six Months Ended June 30, 2012

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
Investment Income:
Dividend income	$68,183	$86,067	$5,295	$5,357
Dividend income from affiliates (See Note 4)	9,504	2,251	—	—
Interest income	— (a)	— (a)	—	3
Securities lending income, net	4,039	707	536	15
Dividends from affiliated investment company shares	—	—	—	—
	81,726	89,025	5,831	5,375
Foreign taxes withheld	(1,840)	(8,503)	(7)	(469)
Total Investment Income	79,886	80,522	5,824	4,906
Expenses:
Management fee	56,115	22,639	7,167	1,578
Administration fee	3,398	1,155	323	65
12b-1 Service and Distribution fees:
Class A	4,288	1,203	214	72
Class B	219	89	7	6
Class C	3,851	491	162	44
Class R	—	2	—	—
Transfer agent fees:
Class A	1,487	758	84	38
Class B	53	48	3	2
Class C	339	71	15	7
Class R	—	1	—	—
Class R5	—	— (a)	—	—
Class Z	2,916	1,058	560	74
Custody fees	—	547	7	42
Trustees' fees	496	171	49	10
Registration and blue sky fees	109	89	55	41
Reports to shareholders	1,207	692	249	93
Audit fees	39	62	19	20
Legal fees	773	291	87	18
Interest expense (See Note 5)	—	—	—	—
Chief compliance officer expenses (See Note 4)	247	83	23	5
Organizational expenses (See Note 4)	—	—	—	—
Other expenses	355	133	36	13
Total Expenses	75,892	29,583	9,060	2,128
Less reimbursement of expenses by Investment Advisor (See Note 4)	—	(206)	—	—
Net Expenses	75,892	29,377	9,060	2,128
Net Investment Income/(Loss)	3,994	51,145	(3,236)	2,778
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net Realized Gain/(Loss) on:
Unaffiliated investments	669,444	118,555	106,876	14,604
Affiliated investments (See Note 4)	560	—	—	—
Foreign currency translations	(99)	(1,108)	—	(108)
Forward foreign currency exchange contracts	—	5,423	—	210
Distributions from affiliated investment company shares	—	—	—	—
Net realized gain/(loss)	669,905	122,870	106,876	14,706
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	667,791	317,503	52,933	15,607
Affiliated investments (See Note 4)	169,764	(10,385)	231	—
Foreign currency translations	35	70	—	6
Forward foreign currency exchange contracts	—	(4,539)	—	16
Foreign capital gains tax	—	(1,703)	—	—
Net change in unrealized appreciation/(depreciation)	837,590	300,946	53,164	15,629
Net realized and unrealized gain	1,507,495	423,816	160,040	30,335
Net Increase in Net Assets resulting from Operations	$1,511,489	$474,961	$156,804	$33,113

(a)  Rounds to less than $500.

See accompanying notes to financial statements.

88

(in thousands)	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Investment Income:
Dividend income	$4,297	$—	$55		$44
Dividend income from affiliates (See Note 4)	—	—	—		—
Interest income	—	—	—		—	(a)
Securities lending income, net	1,292	—	—	(a)	—	(a)
Dividends from affiliated investment company shares	—	3,776	—		—
	5,589	3,776	55		44
Foreign taxes withheld	(47)	—	(3)		(5)
Total Investment Income	5,542	3,776	52		39
Expenses:
Management fee	5,314	154	31		12
Administration fee	249	60	1		—	(a)
12b-1 Service and Distribution fees:
Class A	428	153	1		—	(a)
Class B	81	31	—		—
Class C	331	330	1		—	(a)
Class R	—	—	—		—
Transfer agent fees:
Class A	193	58	1		—	(a)
Class B	22	7	—		—
Class C	35	30	—	(a)	—	(a)
Class R	—	—	—		—
Class R5	—	—	—		—
Class Z	264	31	1		—	(a)
Custody fees	—	3	30		2
Trustees' fees	44	7	—	(a)	—	(a)
Registration and blue sky fees	52	65	56		57
Reports to shareholders	226	65	14		14
Audit fees	20	10	27		23
Legal fees	66	9	—	(a)	—	(a)
Interest expense (See Note 5)	1	—	—		—
Chief compliance officer expenses (See Note 4)	18	4	—	(a)	—	(a)
Organizational expenses (See Note 4)	—	—	23		21
Other expenses	162	10	2		3
Total Expenses	7,506	1,027	188		132
Less reimbursement of expenses by Investment Advisor (See Note 4)	—	(127)	(149)		(118)
Net Expenses	7,506	900	39		14
Net Investment Income/(Loss)	(1,964)	2,876	13		25
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net Realized Gain/(Loss) on:
Unaffiliated investments	73,373	—	(19)		(8)
Affiliated investments (See Note 4)	(12,823)	(2,082)	—		—
Foreign currency translations	(8)	—	(1)		(1)
Forward foreign currency exchange contracts	—	—	—		—
Distributions from affiliated investment company shares	—	1,621	—		—
Net realized gain/(loss)	60,542	(461)	(20)		(9)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	34,747	—	220		169
Affiliated investments (See Note 4)	19,182	10,983	—		—
Foreign currency translations	3	—	—	(a)	—	(a)
Forward foreign currency exchange contracts	—	—	—		—
Foreign capital gains tax	—	—	(3)		—
Net change in unrealized appreciation/(depreciation)	53,932	10,983	217		169
Net realized and unrealized gain	114,474	10,522	197		160
Net Increase in Net Assets resulting from Operations	$112,510	$13,398	$210		$185

See accompanying notes to financial statements.

89

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011 (a)	2012	2011	2012	2011
Operations:
Net investment income/(loss)	$3,994	$(26,858)	$51,145	$70,394	$(3,236)	$(9,383)	$2,778	$3,857
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	669,345	756,714	122,870	226,124	106,876	41,208	14,706	45,952
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	560	(10,817)	—	(3,603)	—	(512)	—	—
Reimbursement from affiliate (See Note 4)	—	—	—	174	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	667,826	(1,530,794)	311,331	(1,230,965)	52,933	(112,790)	15,629	(89,001)
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	169,764	(43,544)	(10,385)	22,440	231	876	—	—
Net Increase/(Decrease) from Operations	1,511,489	(855,299)	474,961	(915,436)	156,804	(80,601)	33,113	(39,192)
Distributions to Shareholders From:
Net investment income – Class A	—	(2,049)	(1,509)	(21,972)	—	—	—	(1,392)
Net realized gain – Class A	(41,199)	(144,445)	—	—	(285)	(1,096)	(256)	(901)
Net investment income – Class B	—	—	—	(600)	—	—	—	(23)
Net realized gain – Class B	(649)	(4,964)	—	—	(3)	(21)	(7)	(31)
Net investment income – Class C	—	—	—	(2,369)	—	—	—	(70)
Net realized gain – Class C	(10,281)	(35,291)	—	—	(62)	(217)	(40)	(150)
Net investment income – Class I	—	(34)	(385)	(676)	—	—	—	— (c)
Net realized gain – Class I	(431)	(670)	—	—	(1)	(16)	— (c)	— (c)
Net investment income – Class R5	—	—	(13)	—	—	—	—	—
Net investment income – Class Z	—	(36,823)	(25,320)	(131,455)	—	—	—	(9,039)
Net realized gain – Class Z	(154,079)	(521,915)	—	—	(2,401)	(8,481)	(1,201)	(4,186)
Total Distributions to Shareholders	(206,639)	(746,191)	(27,227)	(157,072)	(2,752)	(9,831)	(1,504)	(15,792)
Share Transactions:
Subscriptions – Class A	281,631	881,347	99,830	302,659	11,204	41,839	7,107	18,154
Distributions reinvested – Class A	38,957	134,125	1,446	18,983	262	993	248	2,039
Net assets of shares issued in connection with Merger – Class A	—	—	—	204,930	—	—	—	—
Redemptions – Class A	(528,484)	(1,072,697)	(170,050)	(251,677)	(37,979)	(80,479)	(11,843)	(26,422)
Net Increase/(Decrease) – Class A	(207,896)	(57,225)	(68,774)	274,895	(26,513)	(37,647)	(4,488)	(6,229)
Distributions reinvested – Class B (d)	639	4,777	— (c)	558	3	27	8	51
Net assets of shares issued in connection with Merger – Class B	—	—	—	12,517	—	—	—	—
Redemptions – Class B	(27,729)	(215,636)	(5,444)	(13,183)	(847)	(6,779)	(579)	(1,017)
Net Decrease – Class B	(27,090)	(210,859)	(5,444)	(108)	(844)	(6,752)	(571)	(966)
Subscriptions – Class C	40,316	101,181	4,825	19,819	896	2,255	363	966
Distributions reinvested – Class C	8,259	27,313	—	1,845	56	193	36	188
Net assets of shares issued in connection with Merger – Class C	—	—	—	25,563	—	—	—	—
Redemptions – Class C	(72,750)	(154,450)	(17,087)	(42,187)	(2,816)	(5,937)	(1,317)	(2,975)
Net Increase/(Decrease) – Class C	(24,175)	(25,956)	(12,262)	5,040	(1,864)	(3,489)	(918)	(1,821)
Subscriptions – Class I	27,185	17,610	37,921	27,930	2,148	11,070	—	—
Distributions reinvested – Class I	431	704	385	676	1	16	—	—
Net assets of shares issued in connection with Merger – Class I	—	—	—	152,987	—	—	—	—
Redemptions – Class I	(12,325)	(13,595)	(30,100)	(184,760)	(4,296)	(38,709)	—	—
Net Increase/(Decrease) – Class I	15,291	4,719	8,206	(3,167)	(2,147)	(27,623)	—	—

(a)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(b)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(c)  Rounds to less than $500.

(d)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

90

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,		Year ended December 31,
(in thousands)	2012	2011	2012	2011	2012	2011 (b)	2012		2011 (b)
Operations:
Net investment income/(loss)	$(1,964)	$(7,972)	$2,876	$2,784	$13	$1	$25		$(3)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	73,365	209,796	—	—	(20)	(57)	(9)		6
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(12,823)	(66,391)	(461)	8,878	—	—	—		—
Reimbursement from affiliate (See Note 4)	—	—	—	—	—	—	—		—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	34,750	(347,748)	—	—	217	(135)	169		(86)
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	19,182	(112,603)	10,983	(4,866)	—	—	—		—
Net Increase/(Decrease) from Operations	112,510	(324,918)	13,398	6,796	210	(191)	185		(83)
Distributions to Shareholders From:
Net investment income – Class A	—	(7,162)	(201)	(1,706)	—	—	—	(c)	(1)
Net realized gain – Class A	(6,620)	—	—	—	—	—	—	(c)	—	(c)
Net investment income – Class B	—	(500)	(8)	(351)	—	—	—		—
Net realized gain – Class B	(386)	—	—	—	—	—	—		—
Net investment income – Class C	—	(672)	(125)	(405)	—	—	—	(c)	—	(c)
Net realized gain – Class C	(1,438)	—	—	—	—	—	—	(c)	—	(c)
Net investment income – Class I	—	(141)	—	—	— (c)	—	—	(c)	—	(c)
Net realized gain – Class I	(494)	—	—	—	—	—	—	(c)	—	(c)
Net investment income – Class R5	—	—	—	—	—	—	—		—
Net investment income – Class Z	—	(22,715)	(182)	(1,460)	(2)	—	(2)		(11)
Net realized gain – Class Z	(14,894)	—	—	—	—	—	(1)		(3)
Total Distributions to Shareholders	(23,832)	(31,190)	(516)	(3,922)	(2)	—	(3)		(15)
Share Transactions:
Subscriptions – Class A	27,104	72,441	102,772	44,385	1,051	351	63		164
Distributions reinvested – Class A	6,159	6,307	180	1,391	—	—	—	(c)	1
Net assets of shares issued in connection with Merger – Class A	—	—	—	—	—	—	—		—
Redemptions – Class A	(91,503)	(203,499)	(17,032)	(11,539)	(86)	(13)	(29)		—
Net Increase/(Decrease) – Class A	(58,240)	(124,751)	85,920	34,237	965	338	34		165
Distributions reinvested – Class B (d)	325	464	18	381	—	—	—		—
Net assets of shares issued in connection with Merger – Class B	—	—	—	—	—	—	—		—
Redemptions – Class B	(13,176)	(37,412)	(6,155)	(18,369)	—	—	—		—
Net Decrease – Class B	(12,851)	(36,948)	(6,137)	(17,988)	—	—	—		—
Subscriptions – Class C	1,768	3,603	79,175	15,268	79	138	13		5
Distributions reinvested – Class C	1,143	494	89	313	—	—	—	(c)	—	(c)
Net assets of shares issued in connection with Merger – Class C	—	—	—	—	—	—	—		—
Redemptions – Class C	(8,647)	(23,948)	(2,845)	(4,725)	—	(10)	—		—
Net Increase/(Decrease) – Class C	(5,736)	(19,851)	76,419	10,856	79	128	13		5
Subscriptions – Class I	18,526	12,447	—	—	—	5	—		5
Distributions reinvested – Class I	494	141	—	—	— (c)	—	—	(c)	—	(c)
Net assets of shares issued in connection with Merger – Class I	—	—	—	—	—	—	—		—
Redemptions – Class I	(8,175)	(8,782)	—	—	—	—	—		—
Net Increase/(Decrease) – Class I	10,845	3,806	—	—	— (c)	5	—	(c)	5

See accompanying notes to financial statements.

91

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011 (a)	2012	2011	2012	2011
Subscriptions – Class R	—	—	356	370	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	—	2,027	—	—	—	—
Redemptions – Class R	—	—	(1,617)	(77)	—	—	—	—
Net Increase/(Decrease) – Class R	—	—	(1,261)	2,320	—	—	—	—
Subscriptions – Class R5	—	—	— (c)	3	—	—	—	—
Distributions reinvested – Class R5	—	—	2	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	2,232	—	—	—	—
Redemptions – Class R5	—	—	(27)	— (c)	—	—	—	—
Net Increase/(Decrease) – Class R5	—	—	(25)	2,235	—	—	—	—
Subscriptions – Class Z	958,888	2,172,346	681,137	965,616	109,255	349,841	19,696	45,936
Distributions reinvested – Class Z	133,961	471,639	19,181	91,324	2,158	7,534	524	5,069
Redemptions – Class Z	(1,325,932)	(2,515,311)	(458,986)	(973,865)	(204,681)	(331,533)	(34,101)	(113,289)
Net Increase/(Decrease) – Class Z	(233,083)	128,674	241,332	83,075	(93,268)	25,842	(13,881)	(62,284)
Net Increase/(Decrease) from Share Transactions	(476,953)	(160,647)	161,772	364,290	(124,636)	(49,669)	(19,858)	(71,300)
Increase from regulatory settlements (See Note 7)	—	—	108	108	—	—	—	—
Increase from contribution from affiliate (See Note 4)	—	—	—	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	827,897	(1,762,137)	609,614	(708,110)	29,416	(140,101)	11,751	(126,284)
Net Assets:
Beginning of period	16,336,575	18,098,712	5,416,953	6,125,063	1,558,445	1,698,546	326,383	452,667
End of period	$17,164,472	$16,336,575	$6,026,567	$5,416,953	$1,587,861	$1,558,445	$338,134	$326,383
Undistributed (Overdistributed) Net Investment Income	$(28,080)	$(32,074)	$(36,596)	$(60,514)	$(3,403)	$(167)	$(2,516)	$(5,294)

(a)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(b)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(c)  Rounds to less than $500.

See accompanying notes to financial statements.

92

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011	2012	2011 (b)	2012	2011 (b)
Subscriptions – Class R	—	—	—	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase/(Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R5	—	—	—	—	—	—	—	—
Distributions reinvested – Class R5	—	—	—	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	—	—	—	—	—
Redemptions – Class R5	—	—	—	—	—	—	—	—
Net Increase/(Decrease) – Class R5	—	—	—	—	—	—	—	—
Subscriptions – Class Z	57,480	177,362	120,997	42,102	1,290	2,949	195	1,589
Distributions reinvested – Class Z	11,596	17,488	116	1,165	2	—	3	13
Redemptions – Class Z	(283,273)	(653,289)	(39,753)	(14,914)	(1)	— (c)	— (c)	—	(c)
Net Increase/(Decrease) – Class Z	(214,197)	(458,439)	81,360	28,353	1,291	2,949	198	1,602
Net Increase/(Decrease) from Share Transactions	(280,179)	(636,183)	237,562	55,458	2,335	3,420	245	1,777
Increase from regulatory settlements (See Note 7)	—	—	—	—	—	—	—	—
Increase from contribution from affiliate (See Note 4)	—	57	—	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	(191,501)	(992,234)	250,444	58,332	2,543	3,229	427	1,679
Net Assets:
Beginning of period	1,290,621	2,282,855	189,607	131,275	3,229	—	1,679	—
End of period	$1,099,120	$1,290,621	$440,051	$189,607	$5,772	$3,229	$2,106	$1,679
Undistributed (Overdistributed) Net Investment Income	$(2,288)	$(324)	$2,831	$471	$10	$(1)	$23	$—	(c)

See accompanying notes to financial statements.

93

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011 (a)	2012	2011	2012	2011
Subscriptions – Class A	9,628	30,309	2,671	7,713	391	1,507	274	666
Shares issued in reinvestment and capital gains – Class A	1,388	4,849	40	463	9	38	9	78
Shares issued in connection with merger – Class A	—	—	—	5,467	—	—	—	—
Less shares redeemed – Class A	(18,258)	(37,725)	(4,553)	(6,592)	(1,318)	(2,879)	(454)	(980)
Net Increase/(Decrease) – Class A	(7,242)	(2,567)	(1,842)	7,051	(918)	(1,334)	(171)	(236)
Shares issued in reinvestment and capital gains – Class B (d)	25	185	—	14	— (c)	1	— (c)	2
Shares issued in connection with merger – Class B	—	—	—	343	—	—	—	—
Less shares redeemed – Class B	(1,030)	(8,046)	(151)	(353)	(32)	(267)	(23)	(39)
Net Increase/(Decrease) – Class B	(1,005)	(7,861)	(151)	4	(32)	(266)	(23)	(37)
Subscriptions – Class C	1,516	3,779	134	519	34	90	14	36
Shares issued in reinvestment and capital gains – Class C	325	1,086	—	46	2	8	1	8
Shares issued in connection with merger – Class C	—	—	—	703	—	—	—	—
Less shares redeemed – Class C	(2,746)	(5,913)	(484)	(1,110)	(107)	(231)	(52)	(115)
Net Increase/(Decrease) – Class C	(905)	(1,048)	(350)	158	(71)	(133)	(37)	(71)
Subscriptions – Class I	901	639	1,013	764	70	371	—	—
Shares issued in reinvestment and capital gains – Class I	15	25	11	17	— (c)	1	—	—
Shares issued in connection with merger – Class I	—	—	—	4,062	—	—	—	—
Less shares redeemed – Class I	(413)	(454)	(797)	(5,004)	(147)	(1,289)	—	—
Net Increase/(Decrease) – Class I	503	210	227	(161)	(77)	(917)	—	—
Subscriptions – Class R	—	—	10	10	—	—	—	—
Shares issued in connection with merger – Class R	—	—	—	54	—	—	—	—
Less shares redeemed – Class R	—	—	(46)	(2)	—	—	—	—
Net Increase/(Decrease) – Class R	—	—	(36)	62	—	—	—	—
Subscriptions – Class R5	—	—	— (c)	— (c)	—	—	—	—
Shares issued in reinvestment and capital gains – Class R5	—	—	— (c)	—	—	—	—	—
Shares issued in connection with merger – Class R5	—	—	—	59	—	—	—	—
Less shares redeemed – Class R5	—	—	— (c)	—	—	—	—	—
Net Increase – Class R5	—	—	— (c)	59	—	—	—	—
Subscriptions – Class Z	31,901	72,817	18,269	24,482	3,627	12,164	743	1,655
Shares issued in reinvestment and capital gains – Class Z	4,605	16,442	535	2,222	75	274	20	192
Less shares redeemed – Class Z	(43,613)	(85,040)	(12,206)	(25,537)	(6,966)	(11,564)	(1,298)	(4,157)
Net Increase/(Decrease) – Class Z	(7,107)	4,219	6,598	1,167	(3,264)	874	(535)	(2,310)
Net Increase/(Decrease) in Shares of Beneficial Interest	(15,756)	(7,047)	4,446	8,340	(4,362)	(1,776)	(766)	(2,654)

(a)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(b)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(c)  Rounds to less than 500 shares.

(d)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

94

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,		Year ended December 31,	(Unaudited) Six months ended June 30,		Year ended December 31,
(in thousands)	2012	2011	2012	2011	2012		2011 (b)	2012		2011 (b)
Subscriptions – Class A	1,056	2,804	7,563	3,467	97		37	6		16
Shares issued in reinvestment and capital gains – Class A	256	242	13	109	—		—	—	(c)	—	(c)
Shares issued in connection with merger – Class A	—	—	—	—	—		—	—		—
Less shares redeemed – Class A	(3,581)	(8,092)	(1,260)	(898)	(8)		(1)	(3)		—
Net Increase/(Decrease) – Class A	(2,269)	(5,046)	6,316	2,678	89		36	3		16
Shares issued in reinvestment and capital gains – Class B (d)	14	19	1	30	—		—	—		—
Shares issued in connection with merger – Class B	—	—	—	—	—		—	—		—
Less shares redeemed – Class B	(551)	(1,569)	(453)	(1,427)	—		—	—		—
Net Increase/(Decrease) – Class B	(537)	(1,550)	(452)	(1,397)	—		—	—		—
Subscriptions – Class C	75	145	5,788	1,196	7		15	1		1
Shares issued in reinvestment and capital gains – Class C	52	21	7	24	—		—	—	(c)	—	(c)
Shares issued in connection with merger – Class C	—	—	—	—	—		—	—		—
Less shares redeemed – Class C	(365)	(1,011)	(210)	(368)	—		(1)	—		—
Net Increase/(Decrease) – Class C	(238)	(845)	5,585	852	7		14	1		1
Subscriptions – Class I	708	520	—	—	—		1	—		1
Shares issued in reinvestment and capital gains – Class I	20	5	—	—	—		—	—	(c)	—	(c)
Shares issued in connection with merger – Class I	—	—	—	—	—		—	—		—
Less shares redeemed – Class I	(319)	(335)	—	—	—		—	—		—
Net Increase/(Decrease) – Class I	409	190	—	—	—		1	—	(c)	1
Subscriptions – Class R	—	—	—	—	—		—	—		—
Shares issued in connection with merger – Class R	—	—	—	—	—		—	—		—
Less shares redeemed – Class R	—	—	—	—	—		—	—		—
Net Increase/(Decrease) – Class R	—	—	—	—	—		—	—		—
Subscriptions – Class R5	—	—	—	—	—		—	—		—
Shares issued in reinvestment and capital gains – Class R5	—	—	—	—	—		—	—		—
Shares issued in connection with merger – Class R5	—	—	—	—	—		—	—		—
Less shares redeemed – Class R5	—	—	—	—	—		—	—		—
Net Increase – Class R5	—	—	—	—	—		—	—		—
Subscriptions – Class Z	2,182	6,576	8,991	3,338	122		298	17		159
Shares issued in reinvestment and capital gains – Class Z	467	654	9	92	—	(c)	—	—	(c)	2
Less shares redeemed – Class Z	(10,647)	(25,141)	(2,944)	(1,192)	—	(c)	— (c)	—	(c)	—	(c)
Net Increase/(Decrease) – Class Z	(7,998)	(17,911)	6,056	2,238	122		298	17		161
Net Increase/(Decrease) in Shares of Beneficial Interest	(10,633)	(25,162)	17,505	4,371	218		349	21		179

See accompanying notes to financial statements.

95

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$27.56		$30.19		$24.68		$17.71		$29.61		$29.71
Income from Investment Operations
Net investment income/(loss) (a)	0.02		(0.01)		0.02		0.04		0.06		0.15	(b)
Net realized and unrealized gain/(loss)	2.52		(1.34)		6.37		6.98		(11.29)		2.17
Total from Investment Operations	2.54		(1.35)		6.39		7.02		(11.23)		2.32
Less Distributions to Shareholders
From net investment income	—		(0.09)		(0.04)		(0.05)		(0.01)		(0.12)
From net realized gains	(0.36)		(1.19)		(0.84)		—		(0.66)		(2.30)
Total Distributions to Shareholders	(0.36)		(1.28)		(0.88)		(0.05)		(0.67)		(2.42)
Increase from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—		—
Net Asset Value, End of Period	$29.74		$27.56		$30.19		$24.68		$17.71		$29.61
Total Return (d)	9.23	%(e)	(4.61)%		26.00%		39.65%		(38.55)%		7.69	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	0.76	%(h)	0.76	%(i)	0.76	%(i)	0.77	%(i)	0.76	%(i)	0.74	%(i)
Net investment income/(loss)	0.15	%(h)	(0.03	)%(i)	0.09	%(i)	0.18	%(i)	0.26	%(i)	0.46	%(i)
Waiver/Reimbursement	—		—		—		—		—		0.00	%(j)
Portfolio turnover rate	8	%(e)	18%		28%		27%		21%		20%
Net assets at end of period (in millions)	$13,047		$12,285		$13,330		$10,527		$7,446		$13,038

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$34.31		$40.92		$34.26		$23.13		$43.60		$40.31
Income from Investment Operations
Net investment income (a)	0.34		0.48		0.35		0.34		0.60		0.43
Net realized and unrealized gain/(loss)	2.65		(6.07)		7.23		11.31		(20.26)		6.56
Reimbursement from affiliate	—		0.00	(b)	—		—		—		—
Total from Investment Operations	2.99		(5.59)		7.58		11.65		(19.66)		6.99
Less Distributions to Shareholders
From net investment income	(0.20)		(1.02)		(0.92)		(0.53)		(0.21)		(0.34)
From net realized gains	—		—		—		—		(0.60)		(3.36)
Total Distributions to Shareholders	(0.20)		(1.02)		(0.92)		(0.53)		(0.81)		(3.70)
Redemption fees added to paid in capital (a)	—		—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00	(b)	0.00	(b)	0.01		—		—
Net Asset Value, End of Period	$37.10		$34.31		$40.92		$34.26		$23.13		$43.60
Total Return (c)	8.72	%(d)	(14.06	)%(e)	22.70%		50.97%		(45.89)%		17.28	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses	0.91	%(g)	0.95	%(h)	0.97	%(h)	0.99	%(h)	0.96	%(h)	0.91	%(h)
Net investment income	1.80	%(g)	1.24	%(h)	0.99	%(h)	1.23	%(h)	1.72	%(h)	0.96	%(h)
Waiver/Reimbursement	—		—		—		—		—		0.00	%(i)
Portfolio turnover rate	18	%(d)	32%		25%		31%		38%		28%
Net assets at end of period (in millions)	$4,920		$4,323		$5,108		$3,728		$2,372		$4,918

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

96

Columbia Acorn USA

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$26.98		$28.56		$23.19		$16.39		$27.97		$28.66
Income from Investment Operations
Net investment loss (a)	(0.05)		(0.14)		(0.08)		(0.07)		(0.07)		(0.01	)(b)
Net realized and unrealized gain/(loss)	2.84		(1.27)		5.45		6.87		(10.55)		1.03
Total from Investment Operations	2.79		(1.41)		5.37		6.80		(10.62)		1.02
Less Distributions to Shareholders
From net realized gains	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Total Distributions to Shareholders	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Increase from regulatory settlements	—		—		—		0.00	(c)	—		—
Net Asset Value, End of Period	$29.72		$26.98		$28.56		$23.19		$16.39		$27.97
Total Return (d)	10.35	%(e)	(4.95)%		23.16%		41.49%		(39.22)%		3.46	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.04	%(h)	1.00	%(i)	1.01	%(i)	1.03	%(i)	1.01	%(i)	0.98	%(i)
Net investment loss	(0.34	)%(h)	(0.48	)%(i)	(0.34	)%(i)	(0.36	)%(i)	(0.32	)%(i)	(0.03	)%(i)
Waiver/Reimbursement	—		—		—		—		—		0.00	%(j)
Portfolio turnover rate	8	%(e)	20%		32%		28%		23%		21%
Net assets at end of period (in millions)	$1,396		$1,356		$1,410		$1,158		$758		$1,214

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$24.46		$28.33		$23.64		$18.19		$32.02		$27.97
Income from Investment Operations
Net investment income (a)	0.23		0.29		0.18		0.17		0.28		0.14	(b)
Net realized and unrealized gain/(loss)	2.31		(2.98)		4.89		5.50		(13.53)		5.96
Total from Investment Operations	2.54		(2.69)		5.07		5.67		(13.25)		6.10
Less Distributions to Shareholders
From net investment income	—		(0.79)		(0.38)		(0.24)		(0.04)		(0.28)
From net realized gains	(0.12)		(0.39)		—		—		(0.54)		(1.77)
Total Distributions to Shareholders	(0.12)		(1.18)		(0.38)		(0.24)		(0.58)		(2.05)
Redemption fees added to paid in capital (a)	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Increase from regulatory settlements	—		—		0.00	(c)	0.02		—		—
Net Asset Value, End of Period	$26.88		$24.46		$28.33		$23.64		$18.19		$32.02
Total Return (d)	10.39	%(e)	(9.76)%		21.89%		31.52%		(42.10)%		21.86	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.18	%(g)	1.14	%(h)	1.16	%(h)	1.20	%(h)	1.21	%(h)	1.18	%(h)
Net investment income	1.75	%(g)	1.03	%(h)	0.75	%(h)	0.84	%(h)	1.09	%(h)	0.44	%(h)
Waiver/Reimbursement	—		—		—		—		—		0.00	%(i)
Portfolio turnover rate	29	%(e)	44%		42%		56%		68%		57%
Net assets at end of period (in millions)	$271		$260		$366		$331		$186		$204

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

97

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$23.62		$28.73		$23.38		$14.07		$28.41		$26.59
Income from Investment Operations
Net investment loss (a)	(0.02)		(0.07)		(0.10)		(0.08)		(0.12)		(0.07)
Net realized and unrealized gain/(loss)	1.85		(4.58)		5.45		9.39		(13.53)		2.53
Reimbursement from affiliate	—		0.00	(b)	—		—		—		—
Total from Investment Operations	1.83		(4.65)		5.35		9.31		(13.65)		2.46
Less Distributions to Shareholders
From net investment income	—		(0.46)		—		—		—		—
From net realized gains	(0.53)		—		—		—		(0.69)		(0.64)
Total Distributions to Shareholders	(0.53)		(0.46)		—		—		(0.69)		(0.64)
Net Asset Value, End of Period	$24.92		$23.62		$28.73		$23.38		$14.07		$28.41
Total Return (c)	7.76	%(d)	(16.37	)%(e)	22.88%		66.17%		(49.18	)%(f)	9.20	%(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses before interest expense	1.02	%(h)	0.97	%(i)	0.97	%(i)	0.99	%(i)	0.95	%(i)	0.91	%(i)
Interest expense	0.00	%(h)(j)	—		—		—		—		—
Net expenses	1.02	%(h)	0.97	%(i)	0.97	%(i)	0.99	%(i)	0.95	%(i)	0.91	%(i)
Net investment loss	(0.16	)%(h)	(0.28	)%(i)	(0.41	)%(i)	(0.47	)%(i)	(0.51	)%(i)	(0.24	)%(i)
Waiver/Reimbursement	—		—		—		—		—		0.00	%(j)
Portfolio turnover rate	8	%(d)	21%		28%		19%		28%		14%
Net assets at end of period (in millions)	$698		$850		$1,549		$1,241		$780		$1,571

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  During the year ended December 31, 2011, the Fund received a reimbursement by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$12.67		$12.44		$10.80		$8.19		$12.26		$12.57
Income from Investment Operations
Net investment income (a)	0.15		0.31		0.21		0.13		0.24		0.52
Net realized and unrealized gain/(loss)	0.71		0.29		1.66		2.51		(3.96)		0.53
Total from Investment Operations	0.86		0.60		1.87		2.64		(3.72)		1.05
Less Distributions to Shareholders
From net investment income	(0.02)		(0.37)		(0.23)		(0.03)		(0.28)		(0.57)
From net realized gains	—		—		—		—		(0.07)		(0.79)
Total Distributions to Shareholders	(0.02)		(0.37)		(0.23)		(0.03)		(0.35)		(1.36)
Net Asset Value, End of Period	$13.51		$12.67		$12.44		$10.80		$8.19		$12.26
Total Return (b)(c)	6.77	%(d)	4.85%		17.58%		32.29%		(30.53)%		8.49%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.25	%(f)	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.25	%(g)
Net investment income	2.20	%(f)	2.43	%(g)	1.87	%(g)	1.48	%(g)	2.23	%(g)	4.05	%(g)
Waiver/Reimbursement	0.05	%(f)	0.09%		0.12%		0.14%		0.08%		0.15%
Portfolio turnover rate	47	%(d)	130%		118%		17%		130%		128%
Net assets at end of period (in millions)	$151		$65		$36		$42		$35		$36

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

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Columbia Acorn Emerging Markets Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011 (a)
Net Asset Value, Beginning of Period	$9.28		$10.00
Income from Investment Operations
Net investment income (b)	0.03		0.01
Net realized and unrealized gain/(loss)	0.88		(0.73)
Total from Investment Operations	0.91		(0.72)
Less Distributions to Shareholders
From net investment income	(0.00	)(c)	—
Total Distributions to Shareholders	(0.00	)(c)	—
Net Asset Value, End of Period	$10.19		$9.28
Total Return (d)(e)	9.85%		(7.20)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.44%		1.46%
Net investment income (f)	0.56%		0.15%
Waiver/Reimbursement (f)	5.91%		18.06%
Portfolio turnover rate (e)	15%		9%
Net assets at end of period (in millions)	$4		$3

(a)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Annualized.

Columbia Acorn European Fund

Class Z Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.44	$10.00
Income from Investment Operations
Net investment income/(loss) (b)	0.14	(0.02)
Net realized and unrealized gain/(loss)	0.96	(0.46)
Total from Investment Operations	1.10	(0.48)
Less Distributions to Shareholders
From net investment income	(0.01)	(0.06)
From net realized gains	(0.01)	(0.02)
Total Distributions to Shareholders	(0.02)	(0.08)
Net Asset Value, End of Period	$10.52	$9.44
Total Return (d)(e)	11.62%	(4.78)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.33%	1.37%
Net investment income/(loss) (f)	2.67%	(0.52)%
Waiver/Reimbursement (f)	12.21%	28.89%
Portfolio turnover rate (e)	18%	17%
Net assets at end of period (in millions)	$2	$2

(a)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under The Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R5 and Class Z shares. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund each currently offers Class A, Class C, Class I and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 18 months of purchase.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R and Class R5 shares are offered at net asset value. There are certain restrictions on who may purchase Class I, Class R and Class R5 shares.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class A, Class B, Class C, Class I, Class R and Class R5 shares are presented in a separate semiannual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the

100

NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Derivative instruments

Columbia Acorn International and Columbia Acorn International Select invest in certain derivative instruments as detailed below to meet their investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Funds to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contracts. Columbia Acorn International and Columbia International Select utilize forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities or to hedge out of a currency that is off benchmark.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Each Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign

101

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International and Columbia Acorn International Select including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on the Funds' operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

During the six months ended June 30, 2012, Columbia Acorn International entered into three forward foreign currency exchange contracts.

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the six months ended June 30, 2012 was as follows:

Amount of Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure Category	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$5,423	$(4,539)

During the six months ended June 30, 2012, Columbia Acorn International Select entered into 12 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International Select's derivative instruments as of June 30, 2012.

Liability Derivatives

Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
(in thousands)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(932)

The effect of derivative instruments on Columbia Acorn International Select's Statement of Operations for the six months ended June 30, 2012 was as follows:

Amount of Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure Category	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$210	$16

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

102

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net securities lending income earned as of June 30, 2012 by each Fund is included in the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforward, determined as of December 31, 2011, may be available to reduce taxable

103

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
Fund	2015	2016	2017	2018	Unlimited	Total
(in thousands)
Columbia Acorn International	$15,640	$82,683	$189,008	$—	$—	$287,331
Columbia Thermostat Fund	—	—	17,733	2,955	—	20,688
Columbia Acorn Emerging Markets Fund	—	—	—	—	11	11

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Columbia Acorn International acquired capital loss carryforwards in connection with the merger with RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund of $121,174,098 and $73,618,287, respectively (Note 8). In addition to the acquired capital loss carryforwards, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforwards may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to the provisions under the Internal Revenue Code are included as being expired.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. At December 31, 2011, the Funds elected to treat the following late year ordinary losses and post-October capital losses as arising on January 1, 2012:

Fund	Late year ordinary losses	Post-October capital losses
(in thousands)
Columbia Acorn Fund	$9,350	$50,163
Columbia Acorn International	—	12,775
Columbia Acorn USA	—	3,057
Columbia Acorn International Select	2,622	3,120
Columbia Acorn Select	107	3,172
Columbia Acorn Emerging Markets Fund	—	42
Columbia Acorn European Fund	2	7

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, LLC (CWAM) is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

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Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

For the six months ended June 30, 2012, the annualized effective investment advisory fee rate were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.83%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.25%
Columbia Acorn European Fund	1.19%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually each Fund's average daily net assets attributable to Class Z shares as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund through April 30, 2013 so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any) will not exceed 0.25% annually of the Fund's average daily net assets attributable to Class Z shares. There is no guarantee that this arrangement will continue after April 30, 2013.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund through April 30, 2013, so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with each Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), do not exceed the following annual rates based on each Fund's average daily net assets attributable to Class Z shares:

Fund	Class Z
Columbia Acorn Emerging Markets Fund	1.60%
Columbia Acorn European Fund	1.50%

There is no guarantee that these arrangements will continue after April 30, 2013.

CWAM may recoup any fees waived and/or expenses reimbursed with respect to any share class of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one-year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Funds' ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Funds' investment in other investment companies, if any) to exceed the annual expense limitations above, or to exceed such annual expense limitations as may be in place at the time of the recoupment, whichever is less.

Effective August 15, 2011, CWAM and its affiliates have contractually agreed to waive a portion of total annual Fund operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM and its affiliates for the six months ended June 30, 2012, were as follows:

Fund	Expenses Reimbursed
(in thousands)
Columbia Acorn International	$206
Columbia Thermostat Fund	127
Columbia Acorn Emerging Markets Fund	149
Columbia Acorn European Fund	118

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

For the six months ended June 30, 2012, the annualized effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R5 and Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. Effective May 1, 2012, CMIS receives monthly account-based service fees based on the number of open Fund accounts. CMIS is also reimbursed by the Funds for the fees and expenses that it pays retirement plan sponsors, defined contribution plans and 529 Plans (the Plans) or other financial intermediaries that maintain omnibus accounts with the Funds and provide record keeping services to shareholders invested through the Plans. Such fees are calculated as a percentage of the average aggregate value of each Fund's shares maintained by a Plan. CMIS is also reimbursed for the fees and expenses that it pays each fund supermarket, broker-dealer firm or other financial intermediary that maintains an omnibus account with a Fund. Such fees are based on the number of sub-accounts comprising the omnibus position. Each Fund paid CMIS a monthly fee at the annual rate of $17.00 per open account prior to May 1, 2012, and $20.00 per open account thereafter.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the six months ended June 30, 2012, the Funds' annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class Z
Columbia Acorn Fund	0.04%
Columbia Acorn International	0.04%
Columbia Acorn USA	0.08%
Columbia Acorn International Select	0.06%
Columbia Acorn Select	0.06%
Columbia Thermostat	0.06%
Columbia Acorn Emerging Markets Fund	0.03%
Columbia Acorn European Fund	0.02%

In connection with the acquisition that closed August 15, 2011, Columbia Acorn International assumed the assets and obligations of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund (See Note 8), which together with certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease (including the payment of rent (the Guaranty)) entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Smaller Companies Fund and Seligman International Growth Fund, which were acquired by RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund, respectively, in previous years. The lease and the Guaranty expire in January 2019. At June 30, 2012, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $131,390. The liability remaining at June 30, 2012 for non-recurring charges associated with the lease amounted to $75,951 and is included within payable for other liabilities in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

Organizational expenses for Columbia Emerging Markets Fund and Columbia European Fund consist of offering costs which were incurred prior to the initial public offering of shares of the Funds and include, among other things, state registration filing fees and printing costs. The offering costs were paid by CWAM as incurred. The Funds have capitalized these offering costs and are amortizing them to expense over a period of 12 months from the commencement of the initial public offering of

106

shares. The Funds reimburse CWAM during the 12 month period on a monthly basis an amount equal to the offering costs amortized to expense by each Fund during that month.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On June 30, 2012, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Thermostat Fund each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 35, 47, 56, 68 and 72, respectively.

For the six months ended June 30, 2012, the Funds engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$800	$—
Columbia Acorn International	1,450	—
Columbia Acorn Select	—	1,446
Columbia Acorn Emerging Markets Fund	12	—

During the year ended December 31, 2011, Columbia Management reimbursed Columbia Acorn International $174,055 for a loss on a trading error.

During the year ended December 31, 2011, Columbia Acorn Select Class Z shares received a payment of $56,666 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from contribution from affiliate" on the Statements of Changes in Net Assets.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, as in effect for the six months ended June 30, 2012, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

Except for Columbia Acorn Select, no Fund had borrowings during the six months ended June 30, 2012. For Columbia Acorn Select, the average daily loan balance outstanding on days when borrowing existed was $8,500,000 at a weighted average interest rate of 1.49%.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2012, were:

	Purchases	Proceeds from Sales
(in thousands)
Columbia Acorn Fund	$1,335,545	$2,296,276
Columbia Acorn International	1,052,221	1,021,815
Columbia Acorn USA	129,533	261,587
Columbia Acorn International Select	93,008	111,597
Columbia Acorn Select	99,446	423,716
Columbia Thermostat Fund	382,471	144,148
Columbia Acorn Emerging Markets Fund	3,240	715
Columbia Acorn European Fund	503	331

7.  Regulatory Settlements with Third Parties

During the six months ended June 30, 2012, Columbia Acorn International received payments of $107,802 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

During the year ended December 31, 2011, Columbia Acorn International received payments of $107,617 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

8.  Fund Merger

On August 15, 2011, Columbia Acorn International acquired the assets and assumed the identified liabilities of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, both series of RiverSource International Managers Series, Inc., which were sub-advised by CWAM. The reorganization was completed after shareholders approved the plan on May 11, 2011. The purpose of the transaction was to combine funds managed by CWAM with comparable investment objectives and strategies.

The aggregate net assets of Columbia Acorn International immediately before the acquisitions were $5,887,634,436 and the combined net assets immediately after the acquisitions were $6,287,891,195.

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

The merger was accomplished by a tax-free exchange of 48,230,699 shares of RiverSource Partners International Select Growth Fund valued at $311,482,971 (including $29,840,736 of unrealized appreciation) and 15,801,504 shares of RiverSource Partners International Small Cap Fund valued at $88,773,788 (including $6,322,097 of unrealized appreciation).

In exchange for RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund shares, Columbia Acorn International issued the following number of shares:

	RiverSource Partners International Select Growth Fund	RiverSource Partners International Small Cap Fund
Class A	3,800,227	1,666,707
Class B	267,259	75,499
Class C	183,761	518,779
Class I	4,010,380	51,634
Class R	35,341	48,348
Class R5	5,711	23,983

For financial reporting purposes, net assets received and shares issued by Columbia Acorn International were recorded at fair value; however, RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Acorn International for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Columbia Acorn International's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $76.7 million, $260.0 million, $(1,274.8) million and $(938.1) million, respectively.

9.  Shareholder Concentration

At June 30, 2012, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	11.1%	—
Columbia Acorn International	3	38.7%	—
Columbia Acorn USA	3	51.7%	—
Columbia Acorn International Select	1	43.6%	—
Columbia Acorn Select	2	26.5%	—
Columbia Thermostat Fund	2	38.2%	—
Columbia Acorn Emerging Markets Fund	1	17.4%	29.7%
Columbia Acorn European Fund	1	18.0%	53.7%

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

11.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

108

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages the Columbia Acorn Funds (each, a "Fund", and together, the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers and receives monthly reports from Columbia WAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through Columbia WAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2012 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 6, 2012, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

109

Board Approval of the Advisory Agreement, continued

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Funds' securities lending program; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of Columbia WAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2011. The Trustees also considered peer performance rankings for similar time periods although they focused more on the five-year period, or the since inception periods in the case of the two newer Funds, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund.

The Trustees noted that Columbia Acorn International and Columbia Acorn International Select had delivered excellent results over the past five years, and had done so while exposing investors to less risk than competing funds, according to Morningstar. They also considered that Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund had delivered excellent returns since inception versus their respective Morningstar peer groups, although their returns were below median compared to their respective Lipper peer groups. The Trustees considered that these newer Funds had operated for less than one year and that the Funds had relatively few peers in their peer groups compared to peer groups for other Funds.

The Trustees considered that the domestic Funds have had mixed results. Columbia Acorn Fund underperformed its peers over the five-year period, ending December 31, 2011, but the Fund beat its benchmark during the same period. Columbia Acorn Fund underperformed its peer groups for the one- and three-year periods as well, and outperformed its benchmark for the three-year but not the one-year period. The Trustees considered, however, that Morningstar and Lipper ranked Columbia Acorn Fund as the best-performing fund over the past ten years. Columbia Acorn Select underperformed its peers and benchmark over the five-year period ending December 31, 2011 and exposed investors to more risk versus its peers. The Trustees considered that Columbia Acorn Select had performed better over the three-year period, but that its one-year returns were well below the peer group median and benchmark. Columbia Acorn USA's returns were behind its peer group median over the five-year period ending December 31, 2011, though it outperformed its benchmark for the same period. The Trustees noted that the Fund also had underperformed its peers for the one- and three-year periods but had outperformed its benchmark for the same periods. Over the ten-year period, Columbia Acorn USA ranked above

110

median according to Morningstar and Lipper. The Fund also exposed shareholders to more risk than its peers. Columbia Thermostat Fund outperformed its stated benchmark, a 50/50 blend of the Fund's primary equity and debt benchmarks, over the three- and five-year periods ending December 31, 2011, and enjoyed strong rankings from Morningstar and Lipper versus its peer groups over these periods.

The Trustees concluded that Fund performance was satisfactory with respect to the international Funds and Columbia Thermostat Fund. The Trustees determined that performance with respect to Columbia Acorn Select, in particular, and with respect to Columbia Acorn Fund and Columbia Acorn USA needed to be improved, although performance of these three Funds had been ahead of their benchmarks at the time of the June 6th Board meeting. The Trustees concluded, however, that Columbia WAM had taken and continued to take a number of corrective steps to improve performance of the underperforming domestic Funds, that Columbia WAM had reported that these steps were being successfully implemented, and that the Investment Performance Analysis Committee of the Board was monitoring these Funds' performance closely. In addition the Trustees considered that the Chief Investment Officer (the "CIO") of Columbia WAM had reported to them at numerous committee and Board meetings on the corrective steps being taken to improve performance, and committee representatives met separately with the CIO on multiple occasions to discuss the underperforming Funds.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the international Funds, Columbia Acorn Fund and Columbia Thermostat Fund, and the steps taken by Columbia WAM to correct performance in the underperforming domestic Funds, were an important factor in their evaluation of the quality of services provided by Columbia WAM under the Advisory Agreement for these Funds.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that in general the Funds' total net operating expenses were equal to or below their Morningstar median peer group rankings, except that Columbia Acorn USA, Columbia Acorn European Fund, and Columbia Acorn Select had total net operating expenses above their Morningstar peer group medians. All of the Funds' total net operating expenses, however, were below their Lipper peer group medians.

The actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund were lower than both their Morningstar and Lipper peer groups; the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn USA were higher than the median advisory fee of the Funds' Lipper and Morningstar peer groups; the actual advisory fees paid by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund were higher than the median advisory fees paid by the Funds' Morningstar peer groups but not their Lipper peer groups; and the actual advisory fee paid by Columbia Acorn International Select was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees at the same asset levels. The Trustees also examined Columbia WAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to Columbia WAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by Columbia WAM and its affiliates and the investment performance of the Funds, taking into account Columbia WAM's continuing steps to improve performance of the underperforming domestic Funds.

111

Board Approval of the Advisory Agreement, continued

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that Columbia WAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Funds, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement, and that it receives fees under the Trust's Rule 12b-1 Plan, most of which CMID pays to broker-dealers. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Funds' portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 6, 2012, the Trustees approved continuation of the Advisory Agreement through July 31, 2013.

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Columbia Acorn Family of Funds

Second Quarter Class Z Share Information (Unaudited)

Minimum Initial Investment in all Funds:	$0 to $2,000, available only to certain eligible investors
Exchange Fee:	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	0.00%
Other Expenses	0.12%
Net Expense Ratio	0.76%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	0.00%
Other Expenses	0.15%
Net Expense Ratio	0.91%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	0.00%
Other Expenses	0.18%
Net Expense Ratio	1.04%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	0.00%
Other Expenses	0.24%
Net Expense Ratio	1.18%
Columbia Acorn Select	ACTWX
Management Fee	0.83%
12b-1 Fee	0.00%
Other Expenses	0.19%
Net Expense Ratio	1.02%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	0.00%
Other Expenses	0.15%*
Net Expense Ratio	0.25%*
Columbia Acorn Emerging Markets Fund	CEFZX
Management Fee	1.25%
12b-1 Fee	0.00%
Other Expenses	0.19%
Net Expense Ratio	1.44%
Columbia Acorn European Fund	CAEZX
Management Fee	1.19%
12b-1 Fee	0.00%
Other Expenses	0.14%
Net Expense Ratio	1.33%

    Fees and expenses are for the six months ended June 30, 2012.

    The fees and expenses of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the following annual rates:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund also include the effect of fee waivers/reimbursements. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.60% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn European Fund so that its ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.50% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  Does not include estimated fees and expenses of 0.61% incurred by the Fund from the underlying portfolio funds in which it invests.

113

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

114

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Semiannual Report, June 30, 2012

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1565 D (8/12) 142538

Q2 2012

Columbia Acorn Family of Funds

Class A, B, C, I, R and R5 Shares

Managed by Columbia Wanger Asset Management, LLC

Semiannual Report

June 30, 2012

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

You are invited to the 2012 Columbia Acorn Funds Shareholder Information Meeting

Join us to hear presentations by Columbia Acorn Fund's lead portfolio manager Chuck McQuaid and other members of the Columbia Wanger Asset Management investment team.

Where: Drinker Biddle & Reath LLP
191 North Wacker Drive, Suite 3700
Chicago, IL

When: Wednesday, September 19, 2012
12 p.m. CST
A buffet lunch will be served beginning at 11:30.

RSVP: 800.922.6769 by September 14, 2012

Webcast Replay: Available at columbiamanagement.com in October.

Public Transportation

For directions using public transportation, call 312.836.7000 or visit the Chicago Transit Authority website at transitchicago.com. Metra information is also available by calling this number or can be found at metrarail.com.

Parking Information

Two parking options are located on Lake Street in the same block as the meeting location, which is between N. Wacker Drive and N. Franklin Street. Lake Street runs one way east after crossing N. Wacker Drive. Hourly parking rates apply at both locations. The first, with signage stating "Public Parking" (phone: 312.267.6867), provides direct access to the building in which the meeting will be held. The second option is a "Self Park" garage (phone: 312.201.1795) located next to the first but without direct access to the building.

Driving Directions

From the south:
Take 1-57 to the Dan Ryan Expressway. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Washington exit (Exit 51C). Turn right onto W. Washington. Proceed east on Washington until you reach Canal Street. Turn left on Canal Street. Travel on Canal to Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

From the north:
Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city using the W. Randolph Street exit (Exit 51B). Turn right onto W. Randolph Street. Proceed west on Randolph Street until you reach N. Halsted Street. Turn right onto N. Halsted Street. Travel on Halsted to W. Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

From the west:
Take the Eisenhower Expressway (I-290) from the west. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Washington exit (Exit 51C). Turn right onto W. Washington. Proceed east on Washington until you reach Canal Street. Turn left on Canal Street. Travel on Canal to Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

From the southwest:
Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Washington exit (Exit 51C). Turn right onto W. Washington. Proceed east on Washington until you reach Canal Street. Turn left on Canal Street. Travel on Canal to Lake Street. Turn right on Lake Street. Take Lake Street across N. Wacker Drive to the southeast corner of Lake Street and N. Wacker Drive.

Wacker Drive Construction

Please keep Chicago's Wacker Drive construction project in mind when planning your route. Current information on the project can be found at wackerdrive.org.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2

Fund Performance vs. Benchmarks	3

Descriptions of Indexes	4

Chattering Squirrels: Columbia Thermostat Fund Turns 10	5

Understanding Your Expenses	9

Columbia Acorn Fund

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	28

Statement of Investments	30

Columbia Acorn International

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	43

Statement of Investments	45

Portfolio Diversification	54

Columbia Acorn USA

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	55

Statement of Investments	56

Columbia Acorn International Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	63

Statement of Investments	64

Portfolio Diversification	68

Columbia Acorn Select

In a Nutshell	20

At a Glance	21

Major Portfolio Changes	69

Statement of Investments	70

Columbia Thermostat Fund

In a Nutshell	22

At a Glance	23

Statement of Investments	76

Columbia Acorn Emerging Markets Fund

In a Nutshell	24

At a Glance	25

Major Portfolio Changes	77

Statement of Investments	79

Portfolio Diversification	83

Columbia Acorn European Fund

In a Nutshell	26

At a Glance	27

Major Portfolio Changes	84

Statement of Investments	85

Portfolio Diversification	89

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	90
Statements of Operations	92
Statements of Changes in Net Assets	94
Financial Highlights	100
Notes to Financial Statements	116
Board Approval of the Advisory Agreement	126
Columbia Acorn Family of Funds Information	130

Columbia Acorn Family of Funds

2012 Mid-year Distributions

The following table lists the mid-year distributions for the Columbia Acorn Funds. The record date was June 5, 2012, and the ex-dividend date and the payable date was June 6, 2012. Share classes that are not listed did not have any distributions at mid-year.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A	None	$0.35688	None	$28.07
Columbia Acorn Fund Class B	None	$0.35688	None	$25.76
Columbia Acorn Fund Class C	None	$0.35688	None	$25.37
Columbia Acorn Fund Class I	None	$0.35688	None	$29.11
Columbia Acorn International Class A	None	None	$0.05961	$35.80
Columbia Acorn International Class I	None	None	$0.21123	$35.90
Columbia Acorn International Class R5	None	None	$0.21123	$35.87
Columbia Acorn USA Class A	None	$0.05114	None	$27.80
Columbia Acorn USA Class B	None	$0.05114	None	$25.61
Columbia Acorn USA Class C	None	$0.05114	None	$25.34
Columbia Acorn USA Class I	None	$0.05114	None	$28.99
Columbia Acorn International Select Class A	None	$0.11963	None	$26.04
Columbia Acorn International Select Class B	None	$0.11963	None	$24.90
Columbia Acorn International Select Class C	None	$0.11963	None	$24.77
Columbia Acorn International Select Class I	None	$0.11963	None	$26.29
Columbia Acorn Select Class A	None	$0.53050	None	$24.07
Columbia Acorn Select Class B	None	$0.53050	None	$22.35
Columbia Acorn Select Class C	None	$0.53050	None	$22.12
Columbia Acorn Select Class I	None	$0.53050	None	$24.86
Columbia Thermostat Fund Class A	None	None	$0.01739	$13.40
Columbia Thermostat Fund Class B	None	None	$0.01739	$13.46
Columbia Thermostat Fund Class C	None	None	$0.01739	$13.45
Columbia Acorn Emerging Markets Fund Class I	None	None	$0.00610	$9.84
Columbia Acorn European Fund Class A	$0.00458	None	$0.01203	$10.13
Columbia Acorn European Fund Class C	$0.00458	None	$0.01203	$10.10
Columbia Acorn European Fund Class I	$0.00458	None	$0.01203	$10.14

Net Asset Value Per Share as of 6/30/12

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$28.69	$37.01	$28.52	$26.62	$24.17	$13.65	$10.15	$10.50
Class B	$26.32	$35.88	$26.27	$25.45	$22.43	$13.71	NA	NA
Class C	$25.92	$35.73	$25.99	$25.32	$22.20	$13.69	$10.10	$10.46
Class I	$29.76	$37.13	$29.75	$26.88	$24.96	NA	$10.19	$10.51
Class R	NA	$36.97	NA	NA	NA	NA	NA	NA
Class R5	NA	$37.10	NA	NA	NA	NA	NA	NA

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 6/30/12

	Class A		Class B*		Class C		Class I	Class R	Class R5
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	Without Sales Charge	Without Sales Charge
Columbia Acorn Fund
3 months**	-5.48%	-10.93%	-5.61%	-10.26%	-5.65%	-6.59%	-5.42%	NA	NA
Year to date**	9.11%	2.85%	8.78%	3.78%	8.70%	7.70%	9.27%	NA	NA
1 year	-3.03%	-8.62%	-3.42%	-8.02%	-3.76%	-4.67%	-2.75%	NA	NA
5 years	1.40%	0.21%	0.81%	0.47%	0.61%	0.61%	1.72%	NA	NA
10 years	9.22%	8.57%	8.53%	8.53%	8.39%	8.39%	9.60%	NA	NA
Life of Fund	14.18%	14.02%	13.48%	13.48%	13.31%	13.31%	14.56%	NA	NA
Columbia Acorn International
3 months**	-5.60%	-11.04%	-5.75%	-10.46%	-5.75%	-6.69%	-5.49%	-5.66%	-5.50%
Year to date**	8.56%	2.32%	8.17%	3.17%	8.17%	7.17%	8.79%	8.38%	8.77%
1 year	-9.63%	-14.82%	-10.23%	-14.72%	-10.27%	-11.17%	-9.24%	-9.87%	-9.27%
5 years	-1.20%	-2.36%	-1.83%	-2.18%	-1.96%	-1.96%	-0.81%	-1.47%	-0.84%
10 years	10.67%	10.01%	9.94%	9.94%	9.84%	9.84%	11.09%	10.38%	11.07%
Life of Fund	10.38%	10.05%	9.69%	9.69%	9.57%	9.57%	10.82%	10.12%	10.81%
Columbia Acorn USA
3 months**	-5.26%	-10.71%	-5.42%	-10.14%	-5.40%	-6.35%	-5.18%	NA	NA
Year to date**	10.15%	3.82%	9.77%	4.77%	9.79%	8.79%	10.38%	NA	NA
1 year	-4.18%	-9.69%	-4.62%	-9.35%	-4.88%	-5.82%	-3.83%	NA	NA
5 years	0.68%	-0.50%	0.05%	-0.31%	-0.09%	-0.09%	0.99%	NA	NA
10 years	7.48%	6.84%	6.78%	6.78%	6.68%	6.68%	7.86%	NA	NA
Life of Fund	9.47%	9.06%	8.77%	8.77%	8.67%	8.67%	9.87%	NA	NA
Columbia Acorn International Select
3 months**	-0.95%	-6.66%	-1.11%	-6.03%	-1.12%	-2.10%	-0.87%	NA	NA
Year to date**	10.23%	3.89%	9.89%	4.89%	9.81%	8.81%	10.44%	NA	NA
1 year	-4.30%	-9.80%	-4.85%	-9.49%	-5.03%	-5.96%	-3.93%	NA	NA
5 years	-0.20%	-1.38%	-0.83%	-1.19%	-0.99%	-0.99%	0.18%	NA	NA
10 years	10.15%	9.50%	9.43%	9.43%	9.31%	9.31%	10.54%	NA	NA
Life of Fund	8.75%	8.28%	8.04%	8.04%	7.93%	7.93%	9.13%	NA	NA
Columbia Acorn Select
3 months**	-8.51%	-13.78%	-8.66%	-13.12%	-8.67%	-9.56%	-8.46%	NA	NA
Year to date**	7.64%	1.45%	7.30%	2.30%	7.23%	6.23%	7.79%	NA	NA
1 year	-10.17%	-15.34%	-10.65%	-15.02%	-10.82%	-11.69%	-9.76%	NA	NA
5 years	-2.93%	-4.07%	-3.55%	-3.90%	-3.70%	-3.70%	-2.60%	NA	NA
10 years	7.05%	6.42%	6.34%	6.34%	6.23%	6.23%	7.41%	NA	NA
Life of Fund	8.67%	8.20%	7.96%	7.96%	7.85%	7.85%	9.04%	NA	NA
Columbia Thermostat Fund†
3 months**	-1.46%	-7.15%	-1.59%	-6.51%	-1.67%	-2.65%	NA	NA	NA
Year to date**	6.61%	0.50%	6.33%	1.33%	6.18%	5.18%	NA	NA	NA
1 year	6.80%	0.67%	6.24%	1.24%	5.98%	4.98%	NA	NA	NA
5 years	4.43%	3.21%	3.90%	3.55%	3.64%	3.64%	NA	NA	NA
Life of Fund	7.57%	6.92%	6.97%	6.97%	6.77%	6.77%	NA	NA	NA
Columbia Acorn Emerging Markets Fund
3 months**	-7.05%	-12.42%	NA	NA	-7.17%	-8.10%	-6.97%	NA	NA
Year to date**	9.61%	3.36%	NA	NA	9.31%	8.31%	9.76%	NA	NA
Life of Fund**	1.50%	-4.34%	NA	NA	1.00%	0.00%	1.96%	NA	NA
Columbia Acorn European Fund
3 months**	-5.25%	-10.72%	NA	NA	-5.53%	-6.47%	-5.25%	NA	NA
Year to date**	11.53%	5.07%	NA	NA	10.99%	9.99%	11.64%	NA	NA
Life of Fund**	5.99%	-0.11%	NA	NA	5.28%	4.28%	6.26%	NA	NA

The inception date for Class A, B and C shares is 10/16/00 for all Funds except Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. The inception date for Class A, B and C shares of Columbia Thermostat Fund is 3/03/03. The inception date for all share classes of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund is 8/19/11. The inception date for Class R and R5 shares of Columbia Acorn International is 9/27/10.

The returns shown for "Life of Fund" are calculated from the inception date of the Fund. In cases where the inception date of the Fund is earlier than the inception date of a share class, or where a period shown dates to before the inception date of a share class, the returns shown may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

**Not annualized.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower.

Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Please see Page 130 of this report for each Fund's operating expense ratio as of the end of the second quarter. On this page, you will find information on fee waiver/expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 6/30/12

Class A Shares, without sales charge	2nd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	-5.48%	9.11%	-3.03%	1.40%	9.22%	14.18%
Russell 2500 Index	-4.14%	8.31%	-2.29%	1.18%	8.01%	NA
S&P 500 Index**	-2.75%	9.49%	5.45%	0.22%	5.33%	10.54%
Russell 2000 Index	-3.47%	8.53%	-2.08%	0.54%	7.00%	NA
Lipper Mid-Cap Growth Funds Index	-6.32%	7.72%	-5.16%	1.61%	7.29%	NA
Columbia Acorn International (LAIAX) (10/16/00)	-5.60%	8.56%	-9.63%	-1.20%	10.67%	10.38%
S&P Global Ex-U.S. Between $500M and $5B Index	-8.03%	4.82%	-15.17%	-2.48%	10.95%	7.95%
S&P Global Ex-U.S. SmallCap Index	-8.62%	4.96%	-16.34%	-3.88%	10.06%	7.18%
MSCI EAFE Index	-7.13%	2.96%	-13.83%	-6.10%	5.14%	5.22%
Lipper International Small/Mid Growth Funds Index	-6.03%	7.68%	-10.22%	-2.99%	9.65%	NA
Columbia Acorn USA (LAUAX) (10/16/00)	-5.26%	10.15%	-4.18%	0.68%	7.48%	9.47%
Russell 2000 Index	-3.47%	8.53%	-2.08%	0.54%	7.00%	7.08%
Lipper Small-Cap Growth Funds Index	-4.56%	8.95%	-3.50%	0.76%	6.23%	5.62%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	-0.95%	10.23%	-4.30%	-0.20%	10.15%	8.75%
S&P Developed Ex-U.S. Between $2B and $10B Index	-7.60%	3.47%	-14.48%	-4.59%	8.19%	6.49%
MSCI EAFE Index	-7.13%	2.96%	-13.83%	-6.10%	5.14%	2.76%
Lipper International Small/Mid Growth Funds Index	-6.03%	7.68%	-10.22%	-2.99%	9.65%	9.40%
Columbia Acorn Select (LTFAX) (10/16/00)	-8.51%	7.64%	-10.17%	-2.93%	7.05%	8.67%
S&P MidCap 400 Index	-4.93%	7.90%	-2.33%	2.55%	8.21%	8.85%
S&P 500 Index**	-2.75%	9.49%	5.45%	0.22%	5.33%	3.01%
Lipper Mid-Cap Growth Funds Index	-6.32%	7.72%	-5.16%	1.61%	7.29%	5.92%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	-1.46%	6.61%	6.80%	4.43%	—	7.57%
S&P 500 Index	-2.75%	9.49%	5.45%	0.22%	—	7.48%
Barclays U.S. Aggregate Bond Index	2.06%	2.37%	7.47%	6.79%	—	5.31%
Lipper Flexible Portfolio Funds Index	-2.89%	5.75%	-0.55%	1.82%	—	7.34%
50/50 Blended Benchmark	-0.29%	6.02%	6.92%	3.94%	—	6.73%
Columbia Acorn Emerging Markets Fund (CAGAX) (8/19/11)	-7.05%	9.61%	—	—	—	1.50%*
S&P Emerging Markets Between $500M and $5B Index	-8.09%	8.88%	—	—	—	-5.77%*
MSCI Emering Markets Small Cap Index	-8.02%	7.27%	—	—	—	-10.59%*
Lipper Emerging Markets Index	-7.84%	5.57%	—	—	—	-1.62%*
Columbia Acorn European Fund (CAEAX) (8/19/11)	-5.25%	11.53%	—	—	—	5.99%*
S&P Europe Between $500M and $5B Index	-8.62%	7.65%	—	—	—	-0.07%*
HSBC Smaller European Companies Index	-10.14%	5.53%	—	—	—	-4.53%*
Lipper European Region Index	-7.82%	5.05%	—	—	—	3.75%*

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Please see Page 130 of this report for information on contractual fee waiver/expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. Absent these fee waivers/expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from application of any fee waivers/expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.11%; Class B: 1.81%; Class C: 1.94%; Class I: 0.71%. Columbia Acorn International: Class A: 1.35%; Class B: 2.08%; Class C: 2.14%; Class I: 0.86%; Class R: 1.42%; Class R5: 0.87%. Columbia Acorn USA: Class A: 1.33%; Class B: 2.10%; Class C: 2.18%; Class I: 0.95%. Columbia Acorn International Select: Class A: 1.62%; Class B: 2.32%; Class C: 2.44%; Class I: 1.08%. Columbia Acorn Select: Class A: 1.35%; Class B: 2.05%; Class C: 2.17%; Class I: 0.91%. Columbia Thermostat Fund: Class A: 1.15%; Class B: 1.65%; Class C: 1.90%. Columbia Acorn Emerging Markets Fund Class A: 1.85%; Class C: 2.60%; Class I: 1.41%. Columbia Acorn European Fund Class A: 1.75%; Class C: 2.50%; Class I: 1.31%.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

The returns shown for "Life of Fund" are calculated from the inception date of the Fund. The returns shown for periods prior to inception of a Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Chattering Squirrels: Columbia Thermostat Fund Turns 10

On September 25, 2002, Columbia Wanger Asset Management, LLC (CWAM) launched Columbia Thermostat Fund. To mark the Fund's 10-year anniversary, CWAM's founder, Ralph Wanger, who now serves as a trustee emeritus on the Columbia Acorn Funds board of trustees, and CWAM's chief investment officer and Columbia Thermostat Fund's current lead portfolio manager, Chuck McQuaid, got together to talk about the Fund. Ralph came up with the idea for the Columbia Thermostat Fund and was a portfolio manager of the Fund until 2005. Chuck has been a portfolio manager of the Fund since its inception.

Q: What drove you to launch the Columbia Thermostat Fund in 2002?

Ralph: In 2001, I started to give some thought to what the market was likely to do next. The bull market had died following the tech/media/telecom collapse. Could it be that the days of successfully investing using a buy-and-hold strategy were behind us? I studied the major tops in the stock market, especially 1929, 1968 and the Japanese market in 1989. All of these bull markets were followed by periods in which the market fluctuated wildly with no uptrend for an average of 25 years.

Dow Jones Industrial Average (1925 – 2012)

Source: Columbia Management Investment Advisers, LLC

While the Columbia Acorn Funds have always believed that good stock selection will do well in all market environments, if the market was going to be in a frustrating trading pattern for a long time, I figured a mutual fund that could take advantage of this pattern might be a worthwhile product.

I defined the bull market as the exponential state. A prime example of this type of market was the period from 1982 to 1999. I defined the second state as a sine wave market or a prolonged period during which the market moves up and down in a very quick and volatile fashion and equity investors make no forward progress. Previous periods of sine-wave movement occurred from 1930 to 1954 and from 1969 to 1981.

Exponential Market

Dow Jones Industrial Average 1982 – 1999

Source: Columbia Management Investment Advisers, LLC

Sine Wave Market

Dow Jones Industrial Average 1969 – 1981

Source: Columbia Management Investment Advisers, LLC

Chuck: I think it is fair to say that Columbia Thermostat Fund came about because Ralph is a student of market history. In a memo Ralph distributed within CWAM in May of 2002 titled, "How to Survive the Next Ten Years," he made the case for a Thermostat-type fund. He noted that the March 2000 peak was a three-way peak: a business cycle peak, a valuation peak and a psychological peak.

After such peaks a sine wave market can start. I believe this is because the stock market has a feedback loop into the economy itself and if the market goes up a lot companies raise a lot of capital and then put that capital to work. During the tech/media/telecom boom, companies raised enormous amounts of money that led to huge overcapacity. For example, loads of fiber optic cable was put in the ground and to this day the price just keeps going down for high-capacity internet connections. When you have a long capital cycle with too much capital invested, it increases competition and hurts profits. During sine wave periods, excess capital in the economy gets burned off and valuations in the market drop from too high to too low. Sine wave markets also have the volatility we're experiencing now.

Q: So how does Columbia Thermostat Fund take advantage of these volatile conditions?

Ralph: The Fund is made up of a mix of stock and bond mutual funds. When the Standard & Poor's (S&P)® 500 Index goes up, the Fund sells a portion of its stock funds and invests more in its bond funds. When the S&P 500 Index goes down, the Fund increases its investment in stock funds and sells shares from the bond funds. It's as simple as that. I consider this rebalancing the real secret of the Fund. By doing this, we are essentially trying to use the market tides to pump energy into the Fund.

S&P Price Range & Columbia Thermostat's Equity Allocation

Source: Columbia Wanger Asset Management, LLC

There are other asset allocation funds that move assets from stocks to bonds based on market moves. Most asset allocation funds, however, are run by sophisticated investment professionals who make subjective decisions based on economic and financial data and complex graphs of market behavior. By contrast, the day-to-day investment decisions for the Columbia Thermostat Fund are made according to predetermined rules based on the current level of the S&P 500 Index. Because the Fund invests according to a pre-set program, there is no need for subjective day-to-day management.

Chuck: The Fund is designed for those who doubt the wisdom of trying to "time" the market. It simply buys stocks when they go down and sells them when they go up. The Fund takes psychology out of investing; it avoids the temptation to buy more stocks because the stock market is currently going up or to sell stocks because the market is declining. The Fund operates by investing its stock and bond assets according to a predetermined asset allocation table based on S&P 500 Index trading ranges described in the prospectus. For example, at June 30, 2012, the Fund had a 50% stock and 50% bond allocation because the S&P 500 Index fell into the 1350 to 1400 price level band. A 5% rebalance in one direction or the other will be triggered when the S&P 500 Index moves out of that range. The only exception is the result of our "31-day Rule." In order to reduce taxable events, after the Fund has increased its percentage allocation to either stock funds or bond funds, it will not decrease that allocation for at least 31 days. The 31-day Rule can also prevent the Fund from buying stock funds too soon during a sudden steep downward reversal in the market.

Stock/Bond Allocation Table

How the Fund will invest the stock/bond assets

Level of the S&P 500® Index	Stock Percentage	Bond Percentage
over 1750	10%	90%
over 1700-1750	15%	85%
over 1650-1700	20%	80%
over 1600-1650	25%	75%
over 1550-1600	30%	70%
over 1500-1550	35%	65%
over 1450-1500	40%	60%
over 1400-1450	45%	55%
over 1350-1400	50%	50%
over 1300-1350	55%	45%
over 1250-1300	60%	40%
over 1200-1250	65%	35%
over 1150-1200	70%	30%
over 1100-1150	75%	25%
over 1050-1100	80%	20%
over 1000-1050	85%	15%
1000 and under	90%	10%

Q: The name is a bit unusual. How did you come up with it?

Ralph: With this Fund, I wanted to create a very simple investment option, something that was easy to understand for investors at every level. I thought about my stepmother Elaine. She was very sweet and very sensible but she had no knowledge of finance. I wanted this fund to make sense to people like her. When thinking about what to name the Fund, I thought about familiar things, items we all have in our houses. The thermostat was an obvious choice: it keeps your house cool when it's hot and hot when it's cool. Columbia Thermostat Fund attempts to adjust the temperature of your investments in the same way.

Q: How has Columbia Thermostat Fund performed?

Chuck: Better than expected, actually. With this type of Fund, our hope was to provide Fund shareholders with returns that fell between the bond market and the S&P 500 Index, but to offer these returns with less volatility than the stock market. From inception through June 30, 2012, the Fund's Class A shares, without sales charge, had an annualized return of 7.57% and topped both the S&P 500 Index, which was up 7.48% for the period, and the Barclays U.S. Aggregate Bond Index, which was up 5.31%.1 The Fund has a five-star overall Morningstar rating and is ranked in the top decile of the Morningstar aggressive allocation category for the one-, three- and five-year periods ended June 30, 2012.2

Q: What about the underlying investments? How do you choose the funds you use within this fund-of-funds?

Ralph: We want to have Columbia Thermostat Fund invested broadly across the stock and bond universes, while being biased toward segments and funds that we think are relatively attractive. We initially selected from among the Columbia Acorn Funds managed by CWAM, which provided fine opportunities in the small- and mid-cap equity segments. We also added mid-cap and large-cap stock funds and bond funds managed by Columbia Management Investment Advisers, LLC (CMIA). When the Fund launched in 2002, we had a bias toward small- and mid-caps in our weighting because they appeared relatively cheap.

Allocation of Stock/Bond Assets Within Asset Classes

As of June 30, 2012

Columbia Stock Funds	Type of Fund	Allocation
Acorn Fund	Small/Mid-cap growth	15%
Acorn Select	Mid-cap growth	10%
Acorn International	Small/Mid-cap international growth	20%
Dividend Income Fund	Large-cap value	20%
Large Cap Enhanced Core Fund	Large-cap blend	10%
Contrarian Core Fund	Large-cap blend	15%
Select Large Cap Growth Fund	Large-cap growth	10%
Columbia Bond Funds	Type of Fund	Allocation
Intermediate Bond Fund	Intermediate-term bonds	50%
Income Opportunities Fund	High-yield bonds	30%
U.S. Treasury Index Fund	U.S. Treasury notes/bonds	20%

Chuck: CMIA and CWAM combined manage 56 mutual funds rated four or five stars overall by Morningstar. As of June 30, 2012, Columbia Thermostat Fund was invested in 10 funds, nine of which had overall Morningstar ratings of four or five stars. We certainly have lots of highly rated funds to choose from.3 However, past performance does not guarantee future results.

Q: Since Columbia Thermostat Fund was designed largely to buy stocks low and sell them high, why does the Fund own bond funds instead of money market funds?

Ralph: Bond funds usually yield more than money market funds, tend to have much lower volatility than stock funds, and their short-term returns are generally not correlated much with stock funds. I also thought that in a sine wave scenario, bond funds would have returns not far from stock funds. We choose bond funds with relatively short durations to reduce risk from rising interest rates, though interest rates have instead fallen for much of Columbia Thermostat Fund's history.

Q: How has the Fund changed over time?

Chuck: We do a review of the allocation table and underlying funds held in the portfolio at least annually. We take a long-term perspective on what the trading range of the stock market might be and, as Ralph mentioned, which market segments and funds appear relatively attractive.

Our first adjustments to the portfolio were made in September 2005. At that time, we changed the stock allocation table to allow for more equities within the new ranges. We also changed the equity fund line-up to reduce domestic small- and mid-cap exposure from 50% to 25% because smaller cap stock valuations seemed to be getting high. Equity large-cap exposure was increased from 50% to 60% and, with the addition of Columbia Acorn International, we invested in an international component for the first time. International stocks looked relatively attractive, international investing tends to provide excellent diversification and Columbia Acorn International's performance was gaining traction.

During the Fund's 10-year history, we've adjusted the allocation table three times to hike the stock weighting and one time to cut it, each time in response to what we perceived as changes in stock trading ranges. Additional adjustments have also been made to the underlying funds. Most recently, in December 2011, we rebalanced the Fund's bond exposure after looking at interest rate spreads. Treasury rates looked pretty low and corporate bond rates looked more attractive so we did some swapping. We also fine-tuned the investment mix of the Fund's large-cap equity portion.

One other thing we consider is expenses. When debating between similar investments, the lower-cost funds have an edge. In 2011, we exchanged from the Class Z shares of each underlying fund to the newly introduced Class I shares, which is a lower-cost Columbia share class available only to fund-of-funds, such as Columbia Thermostat Fund.

Q: Have there been any times during the past 10 years when the Fund didn't work as you'd expected?

Ralph: Well, there was one law of economics that we forgot about when we launched the Fund: Murphy's Law. In September 2002, the market was at a low and then in 2003, there was a roaring upswing, which dampened interest in an asset allocation fund. As it turned out, the mini bull market of 2003 was just the upside of the sine.

Chuck: Also, Columbia Thermostat Fund was never set up to be a doomsday fund for the ultra bears who thought the market was going to go to zero. It was always meant for a market that was trading within a range and so we set the allocation table based on our expectations for the market. The real estate collapse in 2008 and the subsequent market turmoil was not something we anticipated so we were 100% invested in stocks for nine months from October 2008 through June 2009. We had raised the allocation table in January of 2008 because we felt price-to-earnings ratios had compressed enough and because we didn't want to go to a zero percentage weight in stocks. Well, that didn't happen! In effect, we had over-estimated earnings but the important thing was not to compound the impact in a knee-jerk reaction and sell stocks at or near the bottom. As it turned out, we rode out the storm and caught every bit of the initial upside when the wave turned, starting in March 2009.

Q: Do you dare speculate on how long you think this sine wave will last?

Ralph: That is the question, isn't it? Let's say it's July and it's 97 degrees. What do you wear to work? Likely very light-weight clothing. In February in Chicago when it's 10 below zero, we dress entirely differently with coats, hats and gloves on top of wool suits. If you dress for the weather, you ought to invest for the weather. Investing in a long-only fund is basically a summer idea, best followed when things are optimistic and warm and beautiful. Columbia Thermostat Fund is a winter-time fund that is designed to be variable and that seeks to help you weather stormy and cold days. I believe a long-only fund and an asset allocation fund ought to both be owned within a long-term investment strategy. The tricky part is knowing when to switch from one to the other. The good news is that the failure consequence is different. If you own a long-only fund and you hold it too long and the market goes down dramatically, you lose money and feel lousy. With Columbia Thermostat Fund, if the next exponential market starts, the Fund is designed to turn into more of a bond fund that seeks to preserve your capital and go up a little bit.

If we look to history for the answer, we see that the sine wave markets have lasted quite a while. As I mentioned earlier, after 1929 it took 25 years to reach the old high. After 1968, it also took 25 years, adjusted for inflation. In Japan, their market peaked in late 1989 at 38,000 and it's now about 9,000 after 22 years. It's certainly going to take more than 25 years for that country to get back to the old high. After more than 20 years of a sine wave market, you can be assured of one thing: almost everyone will be disgusted with stocks.

Japanese Great Recession

Source: Columbia Management Investment Advisers, LLC

Chuck: I can attest to that from my own experience. I began my career in the investment industry in 1976 and friends I had in my MBA program thought I was nuts for choosing this sector. They didn't think anyone could make money in stocks because stocks had been flat or down for a very long time. As it turned out, it was a great time to launch a career in this industry. The term I use is stocks were "in the wilderness." No one cared about stocks and no one wanted to talk about them. People weren't bragging about their portfolios but were taking cover in other investment options. While I still believe that investing in stocks with good fundamentals and growth potential can yield good results in the market, stocks generally seem to be somewhat in the wilderness now.

Ralph: Yes, I suppose we could get to the point where the word "stock" will first bring to mind cattle or a task assigned to supermarket employees. When that happens, go long!

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC
Trustee, Columbia Acorn Trust and Wanger Advisors Trust
Current Portfolio Manager, Columbia Thermostat Fund

Ralph Wanger

Retired Founder, Columbia Wanger Asset Management, LLC
Trustee Emeritus, Columbia Acorn Trust and Wanger Advisors Trust
Former Portfolio Manager, Columbia Thermostat Fund

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Please see Page 3 of this report for additional performance data for Columbia Thermostat Fund and its benchmarks.

2  Overall rating among 371 Aggressive Allocation funds. The Fund received a Morningstar Rating of 5 stars among 371 funds and 5 stars among 345 funds for the 3- and 5-year periods, respectively.

3  All ratings are for Class Z shares as of 06/30/12. Other classes may have different performance characteristics and may have different ratings. Out of 118 Z-share Columbia funds rated by Morningstar, eight funds received a 5-star Overall Rating and 48 funds received a 4-star Overall Rating. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year Morningstar Rating metrics.

  For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

  © 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R and R5 shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table on Page 11.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2012 – June 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,091.10	1,019.64	5.46	5.27	1.05
Class B	1,000.00	1,000.00	1,087.80	1,016.66	8.57	8.27	1.65
Class C	1,000.00	1,000.00	1,087.00	1,015.91	9.34	9.02	1.80
Class I	1,000.00	1,000.00	1,092.70	1,021.28	3.75	3.62	0.72

Understanding Your Expenses

continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International
Class A	1,000.00	1,000.00	1,085.60	1,018.70	6.43	6.22	1.24
Class B	1,000.00	1,000.00	1,081.70	1,014.97	10.30	9.97	1.99
Class C	1,000.00	1,000.00	1,081.70	1,014.97	10.30	9.97	1.99
Class I	1,000.00	1,000.00	1,087.90	1,020.54	4.52	4.37	0.87
Class R	1,000.00	1,000.00	1,083.80	1,017.55	7.62	7.37	1.47
Class R5	1,000.00	1,000.00	1,087.20	1,020.34	4.57	4.42	0.88
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,101.50	1,018.35	6.84	6.57	1.31
Class B	1,000.00	1,000.00	1,097.70	1,014.87	10.48	10.07	2.01
Class C	1,000.00	1,000.00	1,097.90	1,014.67	10.69	10.27	2.05
Class I	1,000.00	1,000.00	1,103.80	1,020.09	5.02	4.82	0.96
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,102.30	1,017.40	7.84	7.52	1.50
Class B	1,000.00	1,000.00	1,098.90	1,014.37	11.01	10.57	2.11
Class C	1,000.00	1,000.00	1,098.10	1,013.48	11.95	11.46	2.29
Class I	1,000.00	1,000.00	1,104.40	1,019.19	5.96	5.72	1.14
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,076.40	1,018.30	6.81	6.62	1.32
Class B	1,000.00	1,000.00	1,073.00	1,015.42	9.79	9.52	1.90
Class C	1,000.00	1,000.00	1,072.30	1,014.57	10.67	10.37	2.07
Class I	1,000.00	1,000.00	1,077.90	1,020.04	5.01	4.87	0.97
Columbia Acorn Emerging Markets Fund
Class A	1,000.00	1,000.00	1,096.10	1,015.96	9.33	8.97	1.79
Class C	1,000.00	1,000.00	1,093.10	1,012.18	13.27	12.76	2.55
Class I	1,000.00	1,000.00	1,097.60	1,017.85	7.35	7.07	1.41
Columbia Acorn European Fund
Class A	1,000.00	1,000.00	1,115.30	1,016.91	8.41	8.02	1.60
Class C	1,000.00	1,000.00	1,109.90	1,012.98	12.54	11.96	2.39
Class I	1,000.00	1,000.00	1,116.40	1,018.35	6.89	6.57	1.31

Fund of Funds—Columbia Thermostat Fund

January 1, 2012 – June 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,066.10	1,022.38	2.57	2.51	0.50	5.70	5.58	1.11
Class B	1,000.00	1,000.00	1,063.30	1,019.89	5.13	5.02	1.00	8.26	8.09	1.61
Class C	1,000.00	1,000.00	1,061.80	1,018.65	6.41	6.27	1.25	9.53	9.34	1.86

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had the investment adviser and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

lululemon athletica	1.6%
Crown Castle International	1.5%
tw telecom	1.4%
FMC Technologies	1.2%
SBA Communications	1.1%
Biomarin Pharmaceuticals	1.0%
Seattle Genetics	0.9%
Alexion Pharmaceuticals	0.9%
Coach	0.7%
Auxilium Pharmaceuticals	0.5%
Pacific Rubiales Energy	0.5%
Onyx Pharmaceuticals	0.3%
Fossil	0.2%

Columbia Acorn Fund fell 5.48% (Class A shares, without sales charge) in the second quarter, offsetting some of the first quarter gains to end up 9.11% for the first half of 2012. The Fund's primary benchmark, the Russell 2500 Index, dropped 4.14% in the quarter and rose 8.31% during the half year. In both periods, Columbia Acorn Fund beat the Lipper Mid-Cap Growth Index, which fell 6.32% in the quarter and gained 7.72% in the half.

Driven by explosive growth in data transmission, telecom stocks helped performance during both the quarter and the half. Cell tower companies Crown Castle International and SBA Communications rose 10% and 12%, respectively, in the quarter and 31% and 33%, respectively, in the half. tw telecom, which provides fiber optic connections to over 15,000 buildings, grew 16% in the second quarter and 32% in the half.

Pharmaceutical and biotech stocks bolstered performance in the second quarter. Onyx Pharmaceuticals, Auxilium Pharmaceuticals, Seattle Genetics and Biomarin Pharmaceuticals all reported good news about drugs either recently approved and/or in development pipelines. The stocks' gains in the quarter ranged from 16% to 77%. Alexion Pharmaceuticals rose 7% in the quarter, resulting in a 39% gain in the half and making it the Fund's second largest dollar winner year to date through June 30.

Consumer durable and apparel stocks helped performance in the first quarter but hurt in the second. The Fund's largest dollar loser in the second quarter was premium active apparel retailer lululemon athletica, down 20% on disappointing earnings guidance. Last year investors were wrongly concerned that inventories were too high but, in the second quarter of 2012, low inventories reduced near-term earnings upside. Due to fine first quarter performance, lululemon was still the Fund's largest dollar winner for the half, up 28%. Other consumer stocks fell in the second quarter due to concerns about sales overseas; handbag maker Coach dropped 24% and watch designer and retailer Fossil fell 42%.

Energy stocks were also disappointing in the second quarter, largely due to declining oil prices and low natural gas prices. In addition, offshore oil equipment maker FMC Technologies had problems ramping up production. Its stock fell 22% in the quarter and was down 25% in the half, making it the Fund's second largest dollar loser in the quarter and the largest loser in the half. Colombian oil producer Pacific Rubiales Energy continued to be volatile; after surging 59% in the first quarter, it fell 27% in the second. The company suffered from delays in receiving drilling permits and lacked new oil discoveries. We cut the Fund's weighting in energy stocks during the second quarter to 6.2%, about matching the benchmark.

Columbia Acorn Fund's international stocks were off 12.74% in the quarter and up just 2.31% in the half.* While we see lots of foreign companies with good business models and attractively valued stocks, we fear macroeconomic concerns could keep their stocks depressed. Foreign holdings accounted for 8.3% of assets at the end of the half, down from 9.2% at the end of the first quarter and 9.3% at the end of 2011. Investors that desire greater exposure to foreign stocks may wish to consider one or more of the Columbia Acorn international funds.

As of press time, a majority of companies in Columbia Acorn Fund seem to be achieving their earnings targets, though many are cutting their outlooks somewhat. Corporations and consumers have generally improved their balance sheets since the Great Recession. As a percentage of income, minimum required payments on consumer mortgages and consumer credit are near 20-year lows. However, federal government deficit, tax and regulatory issues appear to be hindering economic growth and causing uncertainty in the markets. We can't predict when uncertainty will lessen, but when it does, stock prices may be a lot higher. We continue to pursue investments in good businesses at reasonable prices.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares - LACAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through June 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	9.11 2.85%	-3.03 -8.62%	1.40 0.21%	9.22 8.57%
Returns after taxes on distributions	NAV POP	8.90 2.66	-3.68 -9.22	0.88 -0.31	8.63 7.99
Returns after taxes on distributions and sale of fund shares	NAV POP	6.18 2.10	-1.18 -4.86	1.16 0.14	8.12 7.53
Russell 2500 Index** (pretax)		8.31	-2.29	1.18	8.01

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.11%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ametek Aerospace/Industrial Instruments	2.0%
2.	Donaldson Industrial Air Filtration	1.6%
3.	lululemon athletica Premium Active Apparel Retailer	1.6%
4.	Crown Castle International Communications Towers	1.5%
5.	Mettler-Toledo International Laboratory Equipment	1.5%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	Informatica Enterprise Data Integration Software	1.2%
8.	Cepheid Molecular Diagnostics	1.2%
9.	FMC Technologies Oil & Gas Well Head Manufacturer	1.2%
10.	SBA Communications Communications Towers	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

June 10, 1970 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $17.2 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $30,945 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Eurofins Scientific	1.1%
Gemalto	0.9%
Mongolian Mining	0.6%
Nagacorp	0.4%
Northam Platinum	0.4%
Archipelago Resources	0.4%
FMC Technologies	0.3%
Celtic Exploration	0.1%

Columbia Acorn International fell 5.60% (Class A shares, without sales charge) in the second quarter of 2012, which was 2.43% better than its primary benchmark, the S&P Global Ex-U.S. between $500M and $5B Index. This comes on the heels of a strong first quarter, during which the Fund was up 14.99%. The Fund's return for the first half of the year was 8.56%, 3.74% ahead of the benchmark. For comparison, the large-cap, developed-market MSCI EAFE Index rose 2.96% during the six month period.

This reversal of fortune in the markets in the second quarter occurred in a context of high anxiety regarding the financial stability of peripheral eurozone states and the worsening outlook for Chinese growth. Markets do not like uncertainty and the lack of a resolution to European budget crises continues to rattle the confidence of long-term investors in the region. As confidence falls, sovereign borrowing costs rise, which further deteriorates the long-term financial outlook. Aside from this unhelpful, self-reinforcing mechanism, signs of a slowing Chinese economy further fueled market volatility. Despite the ebb and flow of sentiment, however, many of the Fund's holdings have continued to post a pleasing growth in earnings.

Most notable about the Fund's first-half results is the relatively strong performance of classic "Acorn-style" companies. By this we refer to companies that are taking advantage of structural changes within the market for their products or services—whether related to regulation, technology, energy efficiency, social change or otherwise. These can be contrasted with companies that primarily depend on macroeconomic factors to drive earnings. Top performers for the half year included Nagacorp (+85%), a Cambodian-based casino operator catering to the growing needs of Indochina's emerging middle class for quality entertainment facilities. Two French companies, Eurofins Scientific (+72%) and Gemalto (+47%) performed well despite eurozone concerns. Eurofins Scientific provides laboratory analysis of food, pharmaceuticals and cosmetics products globally and, after a long period of consolidation, looms as a one-stop solution for multinational companies and others increasingly concerned with the safety and purity of traded goods. Gemalto is a leader in developing smart-chip technology for use in credit cards and mobile handsets. These mobile devices are finding increasingly valuable applications in secure payment systems.

Macroeconomic worries did hurt the Fund in commodity-related holdings. Fears of slower global growth drove down a number of energy and basic material stocks. Indonesian gold miner Archipelago Resources (-26%), Mongolian coal miner Mongolian Mining (-24%) and South African platinum miner Northam Platinum (-23%) all fell during the half year on weakened outlook for demand. Similarly, oil exploration-related companies Celtic Exploration (-41%) and FMC Technologies (-25%) declined on expectations that oil prices would soften.

We expect continued volatility in the second half of the year. The euro debt crisis does not lend itself to a tidy resolution in the short- or even mid-term. The most likely outcome in our view is piecemeal structural reform within uncompetitive states, incented by explicit and tacit German support and the fact that the alternatives entail a lower standard of living for these states on a long-term basis. We believe that will be a political process fraught with complexity and made more complicated by the way Europe is organized. In the fall, the presidential election in the United States and the transition of leadership in China will also likely become a focus for continued sentiment shifts in the marketplace. As always, we will strive to work through the noise to identify companies where reasonable valuations are supported by good or improving fundamentals. Thank you for your continued investment in the Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International

At a Glance (Class A Shares - LAIAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through June 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	8.56 2.32%	-9.63 -14.82%	-1.20 -2.36%	10.67 10.01%
Returns after taxes on distributions	NAV POP	8.49 2.26	-9.57 -14.76	-1.66 -2.81	10.19 9.54
Returns after taxes on distributions and sale of fund shares	NAV POP	5.56 1.51	-6.15 -9.53	-1.04 -2.01	9.55 8.94
S&P Global Ex-US Between $500M and $5B Index** (pretax)		4.82	-15.17	-2.48	10.95

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.35%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.3%
2.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.2%
3.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.2%
4.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.1%
5.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
6.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	0.9%
8.	Partners Group (Switzerland) Private Markets Asset Management	0.9%
9.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	0.9%
10.	Gemalto (France) Digital Security Solutions	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

September 23, 1992 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $6.0 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Informatica	2.4%
tw telecom	2.4%
lululemon athletica	2.2%
Gaylord Entertainment	2.1%
SBA Communications	1.9%
Abercrombie & Fitch	1.0%
Atmel	0.8%
Auxilium Pharmaceuticals	0.7%
Finisar	0.7%
Akorn	0.6%
Onyx Pharmaceuticals	0.4%
SM Energy	0.4%
Houston American Energy	0.0%*

*Rounds to less than 0.1%.

Columbia Acorn USA ended the second quarter of 2012 down 5.26% (Class A shares, without sales charge), underperforming the 3.47% drop of its primary benchmark, the Russell 2000 Index. For the half year ended June 30, 2012, the Fund was up 10.15%, outpacing the 8.53% gain of its benchmark. It was a rough quarter for the markets in general, but lagging performance in Fund retail and technology stocks further dampened returns relative to the benchmark.

On the positive side, two deal announcements positively impacted results. Cost management software company Ariba is to be taken over by SAP. Ariba's stock rose 37% in the quarter on the news and ended the half year up 60%. Convention hotel operator Gaylord Entertainment announced it would convert to a real estate investment trust, news that sent its stock up 25% for the quarter and 60% for the half year.

The Fund's two large investments in the telecom sector, tw telecom, a provider of fiber optic telephone and data services, and SBA Communications, a mobile communications tower company, both benefited from a surge in data usage and reported solid growth in cash flow year-over-year. Their stocks responded favorably, with tw telecom ending the quarter up 16% and the half year up 32%. SBA Communications had a 12% gain in the quarter and was up 33% year-to-date through June.

Several Fund biopharmaceutical stocks were strong in the second quarter. Auxilium Pharmaceuticals gained 45% on news of a successful phase three drug trial. Onyx Pharmaceuticals gained 77% upon receiving approval from an FDA advisory panel for one of its medications. Generic drug manufacturer Akorn rose 34% in the quarter as sales of its generic injectable drugs tripled versus the prior year.

Laggards for the second quarter included several tech stocks. Informatica, an enterprise data integration software company, fell 20% in the quarter (but was up 15% year to date) on concerns over slowing sales activity. Those concerns were confirmed after quarter end as the company pre-announced a drop in software license revenue. The economic turmoil overseas is impacting Informatica's near-term results, as 25% of the company's revenues are generated in Europe. Semiconductor manufacturer Atmel fell 32% in the quarter and ended the half year down 17%. Atmel's revenues dropped 22% versus the prior year due to the loss of an anticipated touchscreen microcontroller contract. Optical components manufacturer Finisar fell 26% in the quarter and was down 11% for the half year as its business suffered from weakening global demand.

Several Fund retail stocks also struggled during the period ended June 30. Premium active apparel retailer lululemon athletica announced a fantastic first quarter, with same-store sales up 25% over the prior year, but company guidance of slower growth in the second quarter sent the stock down 21%. For the half year lululemon gained 27%. Teen apparel retailer Abercrombie & Fitch experienced a sales shortfall on woeful sales in woebegone Europe. Its stock was down roughly 30% for the quarter and for the half year.

Our energy investments were also weak. Oil and gas producer SM Energy fell more than 30% for both the second quarter and the half year as prices of natural gas liquids fell more than crude oil during the second quarter. Houston American Energy was down 79% for the quarter and 91% for the half year on disappointing drilling results in Colombia.

These days the financial press seems to enjoy obsessing over existential economic issues. Certainly, talk of euro woes and fiscal cliffs can be as riveting and entertaining as a good horror flick. "Experts" claim that investing is all about getting the macro right, given the current uncertain economic environment (truthfully, when has the economic outlook ever been certain?). But when the investment community is so overly focused on the big picture, we believe it pays to go small. We'll leave the macro anguish to others who can't see the trees for the forest, and instead dig for what we believe are well-run companies able to grow faster than their peers and that thrive in our current much-maligned, but still growing, economy.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA

At a Glance (Class A Shares - LAUAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through June 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	10.15 3.82%	-4.18 -9.69%	0.68 -0.50%	7.48 6.84%
Returns after taxes on distributions	NAV POP	10.12 3.80	-4.30 -9.80	0.39 -0.79	7.18 6.55
Returns after taxes on distributions and sale of fund shares	NAV POP	6.64 2.52	-2.58 -6.16	0.55 -0.45	6.58 6.00
Russell 2000 Index**(pretax)		8.53	-2.08	0.54	7.00

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.33%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ametek Aerospace/Industrial Instruments	2.8%
2.	Informatica Enterprise Data Integration Software	2.4%
3.	Nordson Dispensing Systems for Adhesives & Coatings	2.4%
4.	tw telecom Fiber Optic Telephone/Data Services	2.4%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.3%
6.	lululemon athletica Premium Active Apparel Retailer	2.2%
7.	Gaylord Entertainment Convention Hotels	2.1%
8.	Bally Technologies Slot Machines & Software	1.9%
9.	ESCO Technologies Automatic Electric Meter Readers	1.9%
10.	SBA Communications Communications Towers	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

September 4, 1996 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $1.6 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Far EasTone Telecom	7.1%
Ascendas REIT	6.6%
Mapletree Industrial Trust	5.8%
Seven Bank	4.4%
Rand Merchant Insurance	4.1%
Taiwan Mobile	3.1%
Mapletree Logistics Trust	2.6%
Archipelago Resources	2.2%
Zhaojin Mining Industry	1.6%

Columbia Acorn International Select ended the second quarter of 2012 down 0.95% (Class A shares, without sales charge), holding up much better than the 7.60% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Year to date through June 30, 2012, the Fund was up 10.23%, strongly outperforming the 3.47% gain of its benchmark.

Financial stocks provided the biggest boost to Fund gains relative to the benchmark for both the second quarter and the half year. Singapore's Ascendas REIT, Mapletree Industrial Trust and Mapletree Logistics Trust had gains ranging from 4% to 12% in the quarter and each was up 20% or more year to date. These industrial property landlords continue to benefit from a resilient Singaporean economic outlook and investor interest in their strong dividend yields. Japan's Seven Bank, a provider of ATM processing services, rose 17% in the quarter and was up 34% for the half year as its ATM expansion within Japan continued to benefit the company's stock. Rand Merchant Insurance, a South African insurance company, led gains in the first quarter but cooled in the second quarter, falling 4.93%. Despite the drop in the second quarter, Rand Merchant was still up 31% for the half year.

Fund holdings in the telecom services sector also performed strongly for both the second quarter and half year. Far EasTone Telecom, Taiwan's third largest mobile operator, gained 6% in the second quarter and ended the half year up 16%. The company benefited from accelerated smartphone sales that are driving increased data usage. Taiwan Mobile, the second largest mobile operator in Taiwan, saw its stock rise 8% in the second quarter, leading to a 6% gain for the half year. Taiwan Mobile's stock fell in the first quarter, despite an improving earnings outlook, but investors returned in the second quarter after their brief flight to more cyclical names.

Mining companies did not fare well in the first half of 2012 as fears of slower global growth decreased demand. The biggest detractor to Fund performance in the second quarter was Indonesian gold miner Archipelago Resources, which fell 23% in the quarter and was down 26% for the half year. In China, Zhaojin Mining Industry fell 20% in the second quarter and ended the half year off 15%. Northam Platinum, a South African platinum miner, was off 26% in the quarter and down 22% year to date. We opted to sell the Fund's position in Northam Platinum and invested the proceeds elsewhere.

While fears of a global recession eased in the first quarter, the second quarter saw renewed uncertainty regarding the financial stability of Europe and signs of slowing economic growth in China. We are also concerned and have maintained a focus on defensive, secular growth companies with good dividend yields and strong balance sheets. As we mentioned last quarter, the Fund remains underweight in areas such as Europe, the United Kingdom and Japan, where the concerns about global debt are greatest, and is overweight in Asia ex-Japan and emerging markets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select

At a Glance (Class A Shares - LAFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through June 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	10.23 3.89%	-4.30 -9.80%	-0.20 -1.38%	10.15 9.50%
Returns after taxes on distributions	NAV POP	10.16 3.82	-4.62 -10.10	-0.55 -1.72	9.98 9.33
Returns after taxes on distributions and sale of fund shares	NAV POP	6.75 2.62	-2.15 -5.76	-0.12 -1.11	9.15 8.55
S&P Developed Ex-US Between $2B and $10B Index** (pretax)		3.47	-14.48	-4.59	8.19

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.62%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/12

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

November 23, 1998 (Fund inception) through June 30, 2012

Columbia Acorn International Select
Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	7.1%
2.	Ascendas REIT (Singapore) Industrial Property Landlord	6.6%
3.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	5.8%
4.	Seven Bank (Japan) ATM Processing Services	4.4%
5.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	4.1%
6.	Fresnillo (Mexico) Silver & Metal Byproduct Mining in Mexico	4.0%
7.	Goldcorp (Canada) Gold Mining	3.8%
8.	UGL (Australia) Engineering & Facilities Management	3.8%
9.	Wirecard (Germany) Online Payment Processing & Risk Management	3.6%
10.	Commonwealth Property Office Fund (Australia) Australia Prime Office REIT	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $338.1 million

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Discover Financial Services	6.1%
Hertz	5.2%
CNO Financial Group	5.1%
SBA Communications	3.8%
Gaylord Entertainment	3.3%
Coach	3.0%
Sanmina-SCI	2.3%
Akorn	1.9%
Abercrombie & Fitch	1.4%
Canacol	1.2%
Vail Resorts	1.1%
Houston American Energy	0.1%

Columbia Acorn Select fell 8.51% (Class A shares, without sales charge) in the second quarter, but year to date through June 30, 2012, was up 7.64%. The Fund's primary benchmark, the S&P MidCap 400 Index was down 4.93% in the second quarter and was up 7.90% year to date. The S&P 500 Index, a general barometer of U.S. market large-cap performance, was down 2.75% in the quarter and year to date was up 9.49%.

In our first quarter report, we noted that we were seeing some strengthening in U.S. economic indicators and speculated that improvements might continue for a little while. Unfortunately, they didn't. U.S., European and Asian economic indicators turned down in the second quarter. Many of the stocks that added to the Fund's outperformance in the first quarter took it away this quarter.

On the downside, Sanmina-SCI, Hertz and Coach each cost the Fund close to one percent of portfolio performance in the second quarter. On the upside, we saw Gaylord Entertainment, Akorn and SBA Communications each add between 40 and 65 basis points to the Fund's performance in the quarter. For the first six months of the year, Discover Financial Services added two percent to the Fund's performance, while Gaylord Entertainment, CNO Financial Group and SBA Communications each added a little more than one percent. The larger detractors to the Fund's six-month performance were Houston American Energy, Abercrombie & Fitch and Canacol, which each cost the portfolio between 60 and 75 basis points.

When an economy is over leveraged, we believe a country has a choice to either grow, collapse, or inflate its way out of the problem. In our opinion, the western world has been doing a pretty good job of inflating but political leadership has done a poor job of providing a path to growth. The United States' path has been fraught with consistently changing regulation, controversial interpretations of legislation and court rulings, and concerns that new anti-business legislation will be passed. Each has helped cause businesses to sit back and wait. The western economies have been driven by huge government deficit spending and have bumped along with growth rates in the low single digits, prompting continuous investor concerns of possible recession.

We have struggled to outperform the Fund's primary benchmark. As we've mentioned in previous "Nutshells," we have been slowly changing the mix of the Fund's core growth holdings and the Fund's opportunistic holdings. In an environment in which the economy is struggling to deliver consecutive quarters of increasing growth, we believe core growth stocks should perform better than companies trying to turn around their operations in a weak economic environment (which is the case with many of the Fund's opportunistic holdings). Though the Fund's performance was disappointing this quarter, we feel strongly that we are on the right path as we near the end of this transition within the Fund's portfolio.

During the second quarter, we added one new stock to the portfolio and exited from one position. Our new position is Vail Resorts, a ski resort operator that we believe we picked up cheaply due to the warm winter. On the sell side, we exited from Safeway as we believe the supermarket industry's gross margin pressure is not going to subside.

As investors along with you in the Fund, we are anxious to see performance improve. We believe we are making adjustments to help our Fund seek to outperform its benchmark. Thank you for your investment in the Fund.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares - LTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through June 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	7.64 1.45%	-10.17 -15.34%	-2.93 -4.07%	7.05 6.42%
Returns after taxes on distributions	NAV POP	7.29 1.12	-10.46 -15.62	-3.22 -4.35	6.76 6.12
Returns after taxes on distributions and sale of fund shares	NAV POP	5.43 1.38	-6.23 -9.61	-2.52 -3.46	6.18 5.60
S&P MidCap 400 Index** (pretax)		7.90	-2.33	2.55	8.21

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.35%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ametek Aerospace/Industrial Instruments	6.2%
2.	Discover Financial Services Credit Card Company	6.1%
3.	Hertz Largest U.S. Rental Car Operator	5.2%
4.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.1%
5.	SBA Communications Communications Towers	3.8%
6.	Crown Castle International Communications Towers	3.7%
7.	Donaldson Industrial Air Filtration	3.5%
8.	Gaylord Entertainment Convention Hotels	3.3%
9.	Pall Filtration & Fluids Clarification	3.1%
10.	WNS (India) Offshore BPO (Business Process Outsourcing) Services	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

November 23, 1998 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $1.1 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter of 2012 off 1.46% (Class A shares, without sales charge), above the 2.75% drop of its primary equity benchmark, the S&P 500 Index, and below the 2.06% gain of its primary debt benchmark, the Barclays U.S. Aggregate Bond Index. Year to date through June 30, 2012, the Fund was up 6.61%, falling below the 9.49% S&P 500 Index return and above the 2.37% gain of the Barclays U.S. Aggregate Bond Index.

The Fund hit four reallocation triggers in the second quarter, increasing stock exposure in April and twice in May as the markets cooled, then reducing stocks in June as the equity markets turned. At quarter end, the Fund had an even weighting in its underlying stock and bond investments.

For the quarter, the equity portion of the Fund had a weighted average loss of 4.96%, while the bond portion provided a 2.11% gain. Columbia U.S. Treasury Index Fund led performance among both groups with a 2.76% return for the three months.

Year to date through the end of June, the equity portion of the Fund had an 8.66% return, while the income portion posted a 4.01% gain. Top contributors for the half year were Columbia LargeCap Enhanced Core Fund, up 10.05%, and Columbia Contrarian Core Fund, up 9.67%.

On September 25, Columbia Thermostat Fund will reach its 10-year anniversary. The "Chattering Squirrels" essay at the front of this report looks back at how a fund called "Thermostat" came to be and how it is managed. As always, we thank you for your investment in the Fund. We are pleased to report that, since inception through the end of June, the Fund has, once again, exceeded our expectations by besting both its stock and bond benchmarks.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2012

Stock Funds	Weightings	2nd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	-5.49%	8.79%
Columbia Dividend Income Fund, Class I	20%	-0.45%	7.79%
Columbia Acorn Fund, Class I	15%	-5.42%	9.27%
Columbia Contrarian Core Fund, Class I	15%	-4.37%	9.67%
Columbia Select Large Cap Growth Fund, Class I	10%	-11.47%	6.22%
Columbia Acorn Select, Class I	10%	-8.46%	7.79%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-2.98%	10.05%
Weighted Average Equity Gain/Loss	100%	-4.96%	8.66%
Bond Funds	Weightings	2nd	Year to
Fund	in category	quarter	date
Columbia Intermediate Bond Fund, Class I	50%	1.87%	3.62%
Columbia Income Opportunities Fund, Class I	30%	2.02%	6.33%
Columbia U.S. Treasury Index Fund, Class I	20%	2.76%	1.41%
Weighted Average Income Gain	100%	2.11%	4.01%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

April 16, 2012	50% stocks, 50% bonds
May 15, 2012	55% stocks, 45% bonds
May 21, 2012	60% stocks, 40% bonds
June 21, 2012	50% stocks, 50% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance (Class A Shares - CTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 3/3/03)

through June 30, 2012

		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	6.61 0.50%	6.80 0.67%	4.43 3.21%	7.57 6.92%
Returns after taxes on distributions	NAV POP	6.56 0.45	6.36 0.26	3.58 2.36	6.50 5.85
Returns after taxes on distributions and sale of fund shares	NAV POP	4.30 0.32	4.53 0.54	3.35 2.29	6.12 5.54
S&P 500 Index** (pretax)		9.49	5.45	0.22	7.48
Barclays U.S. Aggregate Bond Index** (pretax)		2.37	7.47	6.79	5.31
Lipper Flexible Portfolio Funds Index (pretax)		5.75	-0.55	1.82	7.34

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the May 1, 2012, prospectus, reflects a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2013. Class A expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies, are 1.46% and 1.15%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 6/30/12

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/12

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Select Large Cap Growth Fund, Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia Income Opportunities Fund, Class I	30%
Columbia U.S. Treasury Index Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

September 25, 2002 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $440.1 million

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak

Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Grupo Aeroportuario del Sureste	2.4%
Surya Citra Media	1.8%
Multiplus	1.4%
Mongolian Mining	1.4%
Mayora Indah	0.6%
Americas Petrogas	0.6%
Northam Platinum	0.5%
Madalena Ventures	0.2%

Columbia Acorn Emerging Markets Fund fell 7.05% (Class A shares, without sales charge) in the second quarter of 2012 versus the 8.09% decline in the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. The Fund's more conservative positioning in very volatile markets has helped it outperform the benchmark since inception. Since the Fund's launch on August 19, 2011, it has returned a positive 1.50%, outperforming the benchmark's 5.77% decline. For the half year ended June 30, the Fund was up 9.61%, outpacing the 8.88% gain of its benchmark.

In the second quarter, the Fund benefited from its continued overweight in companies that we believe should benefit from rising incomes in emerging markets. Mayora Indah, an Indonesian maker of biscuits and chocolates, was added to the Fund during the quarter and gained nearly 29%. Grupo Aeroportuario del Sureste operates airports in Mexico, where air travel for tourism is growing strongly. Its stock gained over 18% following positive news about possible expansion into Puerto Rico. Surya Citra Media is Indonesia's most profitable private free-to-air broadcaster and gained 17% to reach a new record since its listing in 2002. Multiplus is Brazil's largest operator of loyalty programs and is a beneficiary of secular growth in credit and travel. Despite somewhat disappointing results due to higher airline ticket prices used in rewards, Multiplus gained over 15%.

The largest performance detractors in the second quarter were the Fund's energy and basic materials stocks. Two Canadian-listed oil and gas exploration companies with substantial assets in Argentina dropped sharply in the quarter following government moves to nationalize a large energy company. While we see no evidence of specific government action against our holdings, Madalena Ventures dropped nearly 63% and Americas Petrogas declined 48% as the risk premium for Argentina jumped substantially. Mongolian Mining is a world-class coking coal deposit in Southern Mongolia near the Chinese border. The stock fell 40% to a record low on concerns about tightening investment rules following recent elections. Northam Platinum owns one of the world's best undeveloped deposits of platinum, a precious metal used in important industrial applications like catalytic converters. Northam fell 35% in the wake of weak platinum prices and a leak at its smelter.

An important element of the Fund's relatively conservative positioning is its focus on investing in companies that pay dividends. We believe that a meaningful and growing dividend is the ultimate proof that a company is generating free cash flow, and that reinvested dividends represent the largest component of total shareholder returns over time. The current dividend yield of the Fund's portfolio is slightly below the benchmark's, yet the Fund's more concentrated portfolio is a higher quality one as measured by return on shareholder equity. We think companies that earn higher returns on capital should grow faster than their peers. We do not believe we have to sacrifice growth for higher dividends, and we have tried to identify companies with defensible business models and above-average returns that are exposed to durable growth trends in the emerging markets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Emerging
Markets Fund

At a Glance (Class A Shares - CAGAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 8/19/11)

through June 30, 2012

		Year to date*	Life of fund†*
Returns before taxes	NAV POP	9.61 3.36%	1.50 -4.34%
Returns after taxes on distributions	NAV POP	9.61 3.36	1.51 -4.33
Returns after taxes on distributions and sale of fund shares	NAV POP	6.25 2.18	0.98 -2.81
S&P Emerging Markets Between $500M and $5B Index (pretax)**		8.88	-5.77

All results shown assume reinvestment of distributions.

*Not annualized.

†Reflects performance from Fund inception on 8/19/11 through 6/30/12.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the May 1, 2012, prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual fee waiver/reimbursement are 14.22% and 1.85%, respectively.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn Emerging Markets Fund
Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Ace Indonesia (Indonesia) Home Improvement Retailer	3.5%
2.	Tower Bersama Infrastructure (Indonesia) Communications Towers	3.3%
3.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	3.3%
4.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.8%
5.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.8%
6.	Coronation Fund Managers (South Africa) South African Fund Manager	2.7%
7.	Dufry Group (Switzerland) Operators Airport Duty Free & Duty Paid Shops	2.5%
8.	CTCI Corp (Taiwan) International Engineering Firm	2.4%
9.	Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	2.4%
10.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund (Class A)

August 19, 2011 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$5.8 million

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/12

Eurofins Scientific	3.6%
Gemalto	3.4%
Aalberts Industries	2.0%
Domino's Pizza UK & Ireland	1.9%
Geox	1.1%

Columbia Acorn European Fund was up 11.53% (Class A shares, without sales charge) for the six months ended June 30, 2012, outperforming the 7.65% return of its primary benchmark, the S&P Europe Between $500M and $5B Index. In absolute numbers, the Fund had a very strong first quarter, up 17.71%, followed by a lackluster second quarter, in which the Fund was down 5.25%. But the real story was in the relative numbers. Whereas the Fund closely matched the 17.80% gain in the first quarter of its benchmark, it contained the losses from the general downdraft in the second quarter better than the benchmark, which fell 8.62%.

French Fund holdings continued to perform strongly in the second quarter. Smart card products and solutions company Gemalto was up 9%, and food, drug and materials testing provider Eurofins Scientific gained 15%. Gemalto released a very positive first quarter sales report that showed sales in the mobile phone division up 11%, the first such growth in a few quarters. This turn confirmed our thesis that the change to fourth-generation wireless technology should increasingly feed through the company's top line. Eurofins Scientific announced a near doubling of its net profit in the first quarter of 2012, which, in itself, is not very significant because the bulk of the business's sales happen in the second half. What we were more interested to see was that Eurofins Scientific's business grew 10% organically in Europe, proof that when you're in the right business, macro issues can take second place. We shaved some off our position in Gemalto and added some in Eurofins Scientific to reflect short-term performance. Both continue to be in the Fund's top-five stocks by size.

Retailers like to complain about the weather: it's never right. Not so for Domino's Pizza UK & Ireland, the U.S. pizza maker's British, Irish and German franchise. The rainiest April on record in the United Kingdom caused people to stay home and order in. Domino's was only too happy to deliver, and so did the stock, up 17% in the quarter and 29% for the half year.

There were few strong detractors in the portfolio, largely because the largest slides came from small positions. Geox, the Italian maker of casual shoes, saw its stock decline 26% in the second quarter following a profit warning that accompanied the release of first quarter figures. Start-up costs related to expansion in Asia, Russia and Eastern Europe have negatively impacted Geox's margins. We believe that the strength of the company's patents, brand and balance sheet will help it gain market share over competitors, especially now that franchisees will be willing to ally themselves closer to a strong operator.

Another detractor to performance in the second quarter was Aalberts Industries, a manufacturer of flow control and heat treatment equipment based in the Netherlands, down almost 23%. An update on quarterly sales and management's outlook at the beginning of May were cautious, which hurt the stock. This diversified industrial company has strong market positions in most European countries and is suffering from lower capacity utilization in its industrial services division. For 2012, we believe the company is likely to show flat growth. On the other hand, we believe Aalberts's strong market positions, outstanding margins and excellent management are unlikely to go away, even during this time of weak demand. We believe its competitive position is bound to improve.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn
European Fund

At a Glance (Class A Shares - CAEAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 8/19/11)

through June 30, 2012

		Year to date*	Life of fund†*
Returns before taxes	NAV POP	11.53 5.07%	5.99 -0.11%
Returns after taxes on distributions	NAV POP	11.47 5.01	5.71 -0.36
Returns after taxes on distributions and sale of fund shares	NAV POP	7.49 3.29	3.95 -0.02
S&P Europe Between $500M and $5B Index (pretax)**		7.65	-0.07

All results shown assume reinvestment of distributions.

*Not annualized.

†Reflects performance from Fund inception on 8/19/11 through 6/30/12.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the May 1, 2012, prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual fee waiver/reimbursement are 19.73% and 1.75%, respectively.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/12

Columbia Acorn European Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/12

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	3.6%
2.	Gemalto (France) Digital Security Solutions	3.4%
3.	Wirecard (Germany) Online Payment Processing & Risk Management	3.0%
4.	Geberit (Switzerland) Plumbing Supplies	2.8%
5.	Charles Taylor (United Kingdom) Insurance Services	2.7%
6.	1000 mercis (France) Interactive Advertising and Marketing	2.6%
7.	Marel (Iceland) Largest Manufacturer of Poultry & Fish Processing Equipment	2.5%
8.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.5%
9.	Partners Group (Switzerland) Private Markets Asset Management	2.5%
10.	Sweco (Sweden) Engineering Consultants	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund (Class A)

August 19, 2011 (Fund inception) through June 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$2.1 million

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Information
Angies list	0	231,700
Cree	380,000	560,000
Genpact	1,575,000	1,705,000
Hexagon (Sweden)	5,164,999	5,450,000
Lamar Advertising	0	1,725,000
SABA	0	2,000,000
Velti	2,500,000	2,700,000
Yandex (Russia)	0	700,100
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,263,654	2,324,833
Ashland	0	800,000
Chicago Bridge & Iron	1,725,000	2,850,000
Forward Air	1,300,000	1,400,000
Generac	1,776,000	2,350,000
Moog	2,775,000	3,000,000
Neopost (France)	210,000	350,000
Polypore International	900,000	1,325,000
Consumer Goods & Services
American Eagle Outfitters	300,000	1,075,000
Arcos Dorados (Brazil)	0	1,800,000
Avis Budget Group	3,800,000	4,400,000
Deckers Outdoor	1,140,000	1,310,000
Fossil	392,500	527,845
GNC Holdings	1,528,500	2,305,000
Interface	1,750,000	2,038,555
Lifestyle International (Hong Kong)	13,500,000	16,857,500
Pier 1 Imports	5,600,000	6,600,000
Finance
Associated Banc-Corp	6,287,800	6,956,800
City National	1,175,000	1,348,000
Eaton Vance	3,700,000	4,036,000
First Commonwealth	1,000,000	2,500,000
FX Alliance	0	300,000
Onex Capital (Canada)	0	450,000
SEI Investments	6,198,000	6,654,000
SVB Financial Group	810,000	985,000
Health Care
ARIAD Pharmaceuticals	0	2,568,248
Cepheid	3,900,000	4,600,000
DENTSPLY International	1,136,500	1,550,000
InterMune	2,950,000	3,850,000
Synageva Biopharma	180,167	569,898

	Number of Shares
	3/31/12	6/30/12
Energy & Minerals
Gulf United (Colombia)	0	50,000,000
Kirkland Lake Gold (Canada)	920,000	1,400,000
Laredo Petroleum	0	1,159,000
Mongolian Mining (Mongolia)	12,000,000	16,000,000
Other Industries
Rush Enterprises, Class A	2,800,000	2,937,175

See accompanying notes to financial statements.

	Number of Shares
	3/31/12	6/30/12
Sales
Information
Akamai	250,000	0
Amphenol	3,495,000	3,415,000
Ariba	2,850,000	900,000
Atmel	12,300,000	11,562,000
Blackbaud	1,650,000	960,329
Concur Technologies	1,830,000	1,400,000
Constant Contact	2,350,000	2,000,000
Discovery Series C	1,595,000	900,000
Equinix	585,000	450,000
F5 Networks	685,000	640,000
Finisar	1,695,000	1,345,000
FTI Consulting	868,516	234,615
Global Payments	2,299,000	1,700,000
Ixia	2,330,000	1,730,000
Kenexa	1,700,000	1,173,100
Liberty Global Series A	1,250,000	900,000
Littelfuse	500,000	420,000
Mail.ru - GDR (Russia)	400,000	234,168
NetSuite	1,150,000	800,000
Plexus	1,100,000	960,000
Red Hat	750,000	700,000
Saga Communications	164,991	145,271
SBA Communications	3,700,000	3,400,000
TIBCO	2,150,000	1,450,000
Tyler Technologies	1,700,000	900,000
Zebra Technologies	1,605,000	1,365,000
Industrial Goods & Services
Albany International	900,000	600,000
GrafTech International	3,750,000	2,800,000
Imtech (Netherlands)	1,601,465	1,491,313
Interline Brands	2,399,751	1,400,000
Jain Irrigation Systems (India)	3,450,000	0
Jain Irrigation Systems - DVR (India)	172,500	0
Kaydon	501,000	0
Mersen (France)	260,000	92,046
Pentair	3,100,000	1,890,000
Waste Connections	2,400,000	2,050,000
Consumer Goods & Services
Abercrombie & Fitch	3,460,000	3,040,000
GLG Life Tech (Canada)	1,678,125	1,665,270
lululemon athletica	4,922,800	4,505,000
Monster Beverage	2,340,000	1,700,000
Saks	5,225,000	4,425,000
Snyder's-Lance	240,000	0
True Religion Apparel	393,452	231,452
Universal Technical Institute	612,205	0
Warnaco Group	2,190,000	1,460,000

	Number of Shares
	3/31/12	6/30/12
Finance
Assured Guaranty	500,000	0
BOK Financial	2,691,414	2,638,000
CVB Financial	3,400,000	3,000,000
Green Bankshares	152,569	79,800
Oriental Financial Group	500,000	0
World Acceptance	1,459,555	1,425,202
Health Care
Alexion Pharmaceuticals	2,290,000	1,476,000
Allscripts Healthcare Solutions	1,200,000	0
Gen-Probe	760,000	0
Hill-Rom Holdings	1,873,800	1,275,000
Onyx Pharmaceuticals	1,000,000	750,000
Pacific Biosciences of California	2,525,000	0
Raptor Pharmaceutical	4,200,000	3,609,594
Energy & Minerals
Alexco Resource	2,800,000	2,050,000
Athabasca Oil Sands (Canada)	2,160,000	750,000
Baytex (Canada)	650,000	361,000
Black Diamond Group (Canada)	1,056,600	893,600
Canacol (Colombia)	5,917,100	5,116,000
Celtic Exploration (Canada)	1,140,000	718,000
Core Laboratories (Netherlands)	442,000	387,000
Crew Energy (Canada)	1,547,000	493,000
FMC Technologies	5,298,000	5,150,000
Fugro (Netherlands)	1,988,054	1,289,106
Oil States International	743,000	513,000
Pacific Rubiales Energy (Colombia)	4,250,000	3,700,000
Silver Wheaton (Canada)	1,600,000	550,000
SM Energy	900,000	703,000
Tullow Oil (United Kingdom)	1,697,000	1,050,000
Tuscany International Drilling (Colombia)	4,435,000	4,415,000
Vopak (Netherlands)	300,000	218,000
Other Industries
Genesee & Wyoming	400,000	300,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 95.8%
Information 27.2%
	> Business Software 6.9%
5,000,000	Informatica (a)	$211,800
	Enterprise Data Integration Software
2,550,000	Ansys (a)	160,930
	Simulation Software for Engineers & Designers
2,700,000	Micros Systems (a)	138,240
	Information Systems for Hotels, Restaurants & Retailers
1,400,000	Concur Technologies (a)	95,340
	Web Enabled Cost & Expense Management Software
5,450,000	Hexagon (Sweden)	93,549
	Design, Measurement & Visualization Software & Equipment
2,350,000	Quality Systems	64,649
	IT Systems for Medical Groups & Ambulatory Care Centers
800,000	NetSuite (a)	43,816
	End-to-end IT Systems Solutions Delivered Over the Web
1,450,000	TIBCO (a)	43,384
	Datacenter Software
900,000	Ariba (a)	40,284
	Cost Management Software
700,000	Red Hat (a)	39,536
	Maintenance & Support for Opensource Operating Systems & Middleware
900,000	Tyler Technologies (a)	36,315
	Financial, Tax, Court & Document Management Systems for Local Governments
2,000,000	Constant Contact (a)(b)(c)	35,760
	Email & Other Marketing Campaign Management Systems Delivered Over the Web
1,173,100	Kenexa (a)	34,055
	Recruiting & Workforce Management Solutions
900,000	SPS Commerce (a)(b)	27,342
	Supply Chain Management Software Delivered via the Web
750,000	Jack Henry & Associates	25,890
	IT Systems & Outsourced IT Solutions for Financial Institutions
960,329	Blackbaud	24,652
	Software & Services for Non-profits
690,000	Advent Software (a)	18,706
	Asset Management & Trading Systems
2,000,000	SABA (a)(b)	18,560
	Learning Management Systems
2,700,000	Velti (a)(c)	17,550
	Mobile Marketing Software Platform
900,000	Active Network (a)	13,851
	Web Delivered Software Solution for Managing Events & Activities
1,000,000	InContact (a)	5,010
	Call Center Systems Delivered Via the Web & Telco Services
55,000	Solera Holdings	2,298
	Software for Automotive Insurance Claims Processing
		1,191,517

Number of Shares		Value (000)
	> Instrumentation 2.7%
1,600,000	Mettler-Toledo International (a)(b)	$249,360
	Laboratory Equipment
2,780,000	IPG Photonics (a)(b)	121,180
	Fiber Lasers
2,035,000	Trimble Navigation (a)	93,631
	GPS-based Instruments
		464,171
	> Mobile Communications 2.7%
4,465,000	Crown Castle International (a)	261,917
	Communications Towers
3,400,000	SBA Communications (a)	193,970
	Communications Towers
1,500,000	Globalstar (a)	480
	Satellite Mobile Voice & Data Carrier
		456,367
	> Telephone & Data Services 2.6%
9,500,000	tw telecom (a)(b)	243,770
	Fiber Optic Telephone/Data Services
1,400,000	AboveNet (b)	117,600
	Metropolitan Fiber Communications Services
2,200,000	Cogent Communications (a)	42,350
	Internet Data Pipelines
1,650,000	Boingo Wireless (a)	19,173
	Wholesale & Retail WiFi Networks
2,000,000	General Communications (a)(b)	16,620
	Commercial Communication & Consumer CATV, Web & Phone in Alaska
		439,513
	> Computer Hardware & Related Equipment 2.4%
3,415,000	Amphenol	187,552
	Electronic Connectors
4,550,000	II-VI (a)(b)	75,849
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	46,901
	Bar Code Printers
900,000	Netgear (a)	31,059
	Networking Products for Small Business & Home
605,000	Stratasys (a)(c)	29,978
	Rapid Prototyping Systems
800,000	Nice Systems - ADR (Israel) (a)	29,280
	Audio & Video Recording Solutions
207,000	Gemalto (France)	14,867
	Digital Security Solutions
		415,486
	> Semiconductors & Related Equipment 2.1%
11,562,000	Atmel (a)	77,465
	Microcontrollers, Radio Frequency & Memory Semiconductors
7,932,000	ON Semiconductor (a)	56,317
	Mixed Signal & Power Management Semiconductors
5,000,000	Entegris (a)	42,700
	Semiconductor Materials Management Products
2,160,000	Microsemi (a)	39,938
	Analog/Mixed Signal Semiconductors

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
420,000	Littelfuse	$23,894
	Little Fuses
1,165,000	Monolithic Power Systems (a)	23,149
	High Performance Analog & Mixed Signal Integrated Circuits
1,900,000	IXYS (a)(b)	21,223
	Power Semiconductors
400,000	Hittite Microwave (a)	20,448
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	19,373
	Semiconductor Equipment
1,765,000	Pericom Semiconductor (a)(b)	15,885
	Interface Integrated Circuits & Frequency Control Products
560,000	Cree (a)(c)	14,375
	LED Lighting, Components & Chips
2,290,000	TriQuint Semiconductor (a)	12,595
	Radio Frequency Semiconductors
		367,362
	> Computer Services 1.3%
3,400,000	iGATE (a)(b)	57,868
	IT & Business Process Outsourcing Services
680,000	Syntel	41,275
	Offshore IT Services
1,618,000	ExlService Holdings (a)(b)	39,868
	Business Process Outsourcing
2,125,000	Virtusa (a)(b)	28,369
	Offshore IT Outsourcing
1,705,000	Genpact (a)	28,354
	Business Process Outsourcing
3,849,207	Hackett Group (a)(b)	21,440
	IT Integration & Best Practice Research
1,091,353	WNS - ADR (India) (a)	10,619
	Offshore BPO (Business Process Outsourcing) Services
		227,793
	> Gaming Equipment & Services 1.2%
3,725,000	Bally Technologies (a)(b)	173,809
	Slot Machines & Software
1,530,000	WMS Industries (a)	30,523
	Slot Machine Provider
		204,332
	> Internet Related 1.1%
450,000	Equinix (a)	79,042
	Network Neutral Data Centers
1,450,000	TripAdvisor	64,801
	Online Travel Research
304,000	NetEase.com - ADR (China) (a)	17,890
	Chinese Online Gaming Services
700,100	Yandex (Russia) (a)	13,337
	Search Engine for Russian & Turkish Languages
234,168	Mail.ru - GDR (Russia) (a)(d)	7,975
	Internet Social Networking & Games for Russian Speakers
231,700	Angies list (a)	3,670
	Consumer Subscription & Internet Advertising
		186,715

Number of Shares		Value (000)
	> Business Information & Marketing Services 0.9%
1,900,000	Verisk Analytics (a)	$93,594
	Risk & Decision Analytics
3,027,016	Navigant Consulting (a)(b)	38,261
	Financial Consulting Firm
505,000	RPX (a)	7,247
	Patent Aggregation & Defensive Patent Consulting
234,615	FTI Consulting (a)	6,745
	Financial Consulting Firm
		145,847
	> Telecommunications Equipment 0.7%
640,000	F5 Networks (a)	63,718
	Internet Traffic Management Equipment
1,730,000	Ixia (a)	20,795
	Telecom Network Test Equipment
1,345,000	Finisar (a)	20,121
	Optical Subsystems & Components
1,925,000	Infinera (a)	13,167
	Optical Networking Equipment
		117,801
	> CATV 0.6%
900,000	Discovery Series C (a)	45,081
	Cable TV Programming
900,000	Liberty Global Series A (a)	44,667
	Cable TV Franchises Outside the USA
15,770	Jupiter Telecommunications (Japan)	16,079
	Largest Cable Service Provider in Japan
		105,827
	> Financial Processors 0.6%
1,700,000	Global Payments	73,491
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	25,119
	Singapore Equity & Derivatives Market Operator
		98,610
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	96,438
	Electronic Components Distribution
		96,438
	> Contract Manufacturing 0.3%
3,800,000	Sanmina-SCI (a)	31,122
	Electronic Manufacturing Services
960,000	Plexus (a)	27,072
	Electronic Manufacturing Services
		58,194
	> Advertising 0.3%
1,725,000	Lamar Advertising (a)	49,335
	Outdoor Advertising
1,500,000	VisionChina Media - ADR (China) (a)	1,395
	Advertising on Digital Screens in China's Mass Transit System
		50,730

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Entertainment Programming 0.2%
1,100,000	IMAX (Canada) (a)(c)	$26,433
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		26,433
	> TV Broadcasting —%
2,500,000	Entravision Communications	3,025
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)(c)	2,573
	Mid-market Affiliated TV Stations
		5,598
	> Radio —%
145,271	Saga Communications (a)	5,391
	Radio Stations in Small & Mid-sized Cities
		5,391
	> Consumer Software —%
273,500	Carbonite (a)(c)	2,445
	Online Data Storage
		2,445
Information: Total		4,666,570
Industrial Goods & Services 19.0%
	> Machinery 11.1%
6,750,000	Ametek	336,893
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	280,308
	Industrial Air Filtration
3,125,000	Nordson	160,281
	Dispensing Systems for Adhesives & Coatings
3,000,000	Moog (a)(b)	124,050
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,725,000	Kennametal	123,484
	Consumable Cutting Tools
2,325,000	Clarcor	111,972
	Mobile & Industrial Filters
3,063,000	HEICO (b)	98,812
	FAA Approved Aircraft Replacement Parts
1,800,000	Pall	98,658
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (b)	80,168
	Automatic Electric Meter Readers
1,890,000	Pentair	72,349
	Pumps & Water Treatment
805,000	Toro	58,998
	Turf Maintenance Equipment
2,350,000	Generac	56,541
	Standby Power Generators
2,675,000	Oshkosh Corporation (a)	56,041
	Specialty Truck Manufacturer
1,325,000	Polypore International (a)(c)	53,517
	Battery Separators & Filtration Media
435,000	Valmont Industries	52,622
	Center Pivot Irrigation Systems & Utility Poles
950,000	WABCO Holdings (a)	50,284
	Truck & Bus Component Supplier

Number of Shares		Value (000)
600,000	Wabtec	$46,806
	Freight & Transit Component Supplier
350,000	Neopost (France)	18,678
	Postage Meter Machines
170,000	Middleby Corp (a)	16,934
	Manufacturer of Cooking Equipment
10,000,000	Marel (Iceland)	12,162
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,000,000	Spartan Motors	5,240
	Specialty Truck & Chassis Manufacturer
		1,914,798
	> Industrial Materials & Specialty Chemicals 2.4%
1,750,000	Albemarle	104,370
	Refinery Catalysts & Other Specialty Chemicals
1,520,000	FMC Corporation	81,290
	Niche Specialty Chemicals
800,000	Ashland	55,448
	Diversified Chemicals Company
1,880,000	Drew Industries (a)(b)	52,358
	RV & Manufactured Home Components
1,525,000	Novozymes (Denmark)	39,545
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (c)	37,466
	Producer of Specialty Fertilizers, Lithium & Iodine
2,218,700	Kansai Paint (Japan)	23,775
	Paint Producer in Japan, India, China & Southeast Asia
600,000	Albany International	11,226
	Paper Machine Clothing & Composites for Aerospace
200,000	Silgan Holdings	8,538
	Metal & Plastic Packaging
92,046	Mersen (France)	2,306
	Advanced Industrial Materials
		416,322
	> Other Industrial Services 1.7%
3,050,000	Expeditors International of Washington	118,187
	International Freight Forwarder
1,400,000	Forward Air	45,178
	Freight Transportation Between Airports
1,350,000	LKQ (a)	45,090
	Alternative Auto Parts Distribution
1,491,313	Imtech (Netherlands)	35,610
	Electromechanical & Information & Communications Technology Installation & Maintenance
1,600,000	Mobile Mini (a)	23,040
	Portable Storage Units Leasing
1,500,000	Acorn Energy (b)(c)	12,480
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
750,000	UTI Worldwide	10,958
	Freight Forwarding & Logistics
		290,543

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Construction 1.3%
2,850,000	Chicago Bridge & Iron	$108,186
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
66,000	NVR (a)	56,100
	DC Homebuilder
1,350,000	Fortune Brands Home & Security (a)	30,065
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	24,197
	Civil Engineering & Construction
		218,548
	> Electrical Components 0.7%
1,765,000	Acuity Brands	89,856
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	18,592
	Industrial Light Sources
351,000	Saft (France)	8,421
	Niche Battery Manufacturer
		116,869
	> Outsourcing Services 0.7%
2,800,000	Quanta Services (a)	67,396
	Electrical & Telecom Construction Services
1,359,200	Insperity (b)	36,766
	Professional Employer Organization
600,000	GP Strategies (a)	11,082
	Training Programs
		115,244
	> Waste Management 0.5%
2,050,000	Waste Connections	61,336
	Solid Waste Management
560,000	Clean Harbors (a)	31,595
	Hazardous Waste Services & Disposal
		92,931
	> Conglomerates 0.2%
2,324,833	Aalberts Industries (Netherlands)	36,200
	Flow Control & Heat Treatment
		36,200
	> Industrial Distribution 0.2%
1,400,000	Interline Brands (a)	35,098
	Industrial Distribution
		35,098
	> Steel 0.2%
2,800,000	GrafTech International (a)	27,020
	Industrial Graphite Materials Producer
		27,020
Industrial Goods & Services: Total		3,263,573
Consumer Goods & Services 15.9%
	> Retail 4.3%
4,505,000	lululemon athletica (a)	268,633
	Premium Active Apparel Retailer
6,600,000	Pier 1 Imports (b)	108,438
	Home Furnishing Retailer
3,040,000	Abercrombie & Fitch	103,786
	Teen Apparel Retailer

Number of Shares		Value (000)
3,370,000	Shutterfly (a)(b)	$103,425
	Internet Photo-centric Retailer
4,425,000	Saks (a)(c)	47,126
	Luxury Department Store Retailer
527,845	Fossil (a)	40,401
	Watch Designer & Retailer
525,000	DSW	28,560
	Branded Footwear Retailer
1,075,000	American Eagle Outfitters	21,210
	Teen Apparel Retailer
971,500	Teavana (a)(c)	13,145
	Specialty Tea Retailer
1,371,366	Gaiam (a)(b)	5,348
	Healthy Living Catalogs & E-Commerce
66,000	The Fresh Market (a)	3,540
	Specialty Food Retailer
		743,612
	> Travel 3.0%
3,850,000	Gaylord Entertainment (a)(b)	148,456
	Convention Hotels
1,430,000	Vail Resorts	71,614
	Ski Resort Operator & Developer
1,450,000	Expedia	69,702
	Online Travel Services Company
4,400,000	Avis Budget Group (a)	66,880
	Second Largest Car Rental Company
3,750,000	Hertz (a)	48,000
	Largest U.S. Rental Car Operator
970,000	Choice Hotels	38,732
	Franchisor of Budget Hotel Brands
1,600,000	HomeAway (a)(c)	34,784
	Vacation Rental Online Marketplace
2,000,000	Localiza Rent A Car (Brazil)	30,082
	Car Rental
		508,250
	> Apparel 2.3%
1,660,000	PVH	129,131
	Apparel Wholesaler & Retailer
2,100,000	Coach	122,808
	Designer & Retailer of Branded Leather Accessories
1,460,000	Warnaco Group (a)	62,167
	Global Branded Apparel Manufacturer
1,310,000	Deckers Outdoor (a)(c)	57,653
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	19,050
	Wholesaler/Retailer of Fashion Footwear
231,452	True Religion Apparel	6,708
	Premium Denim
		397,517
	> Food & Beverage 1.1%
1,700,000	Monster Beverage (a)	121,040
	Alternative Beverages
32,000,000	Olam International (Singapore)	46,347
	Agriculture Supply Chain Manager
1,800,000	Arcos Dorados (Brazil)	26,604
	McDonald's Master Franchise for Latin America

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Food & Beverage—continued
45,500	Annie's (a)(c)	$1,905
	Developer & Marketer of Natural & Organic Food
1,665,270	GLG Life Tech (Canada) (a)(b)(e)	689
	All-natural Sweetener Extracted from the Stevia Plant
		196,585
	> Consumer Goods Distribution 1.1%
2,305,000	GNC Holdings	90,356
	Specialty Retailer of Health & Wellness Products
2,015,000	Pool	81,527
	Distributor of Swimming Pool Supplies & Equipment
625,000	United Stationers	16,844
	Wholesale Distributor of Business Products
		188,727
	> Other Consumer Services 0.9%
2,190,000	Lifetime Fitness (a)(b)	101,857
	Sport & Fitness Club Operator
16,857,500	Lifestyle International (Hong Kong)	37,146
	Mid to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	9,679
	Real Estate Internet Websites
441,666	IFM Investments (Century 21 China RE) - ADR (China) (a)	481
	Provide Real Estate Services in China
		149,163
	> Casinos & Gaming 0.8%
3,950,000	Pinnacle Entertainment (a)(b)	37,999
	Regional Casino Operator
850,000	Penn National Gaming (a)	37,902
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	34,560
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	18,400
	Macau Casino Operator
		128,861
	> Furniture & Textiles 0.8%
4,200,000	Knoll (b)	56,364
	Office Furniture
2,250,000	Herman Miller	41,670
	Office Furniture
2,038,555	Interface	27,785
	Modular & Broadloom Carpet
215,000	Caesarstone (Israel) (a)	2,604
	Quartz Countertops
		128,423
	> Other Durable Goods 0.6%
1,500,000	Jarden	63,030
	Branded Household Products
460,000	Cavco Industries (a)(b)	23,589
	Manufactured Homes
400,000	Tesla Motors (a)(c)	12,516
	Design, Manufacture & Sell High Performance Electric Vehicles
		99,135

Number of Shares		Value (000)
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(b)	$46,280
	Popeye's Restaurants
450,000	Cheesecake Factory (a)	14,382
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	12,035
	Upscale Casual Italian Restaurants
		72,697
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	54,224
	Personal Care, Housewares, Healthcare & Home Environment Products
		54,224
	> Educational Services 0.2%
800,000	New Oriental Education & Technology - ADR (China) (a)	19,600
	Education Service Provider
300,000	ITT Educational Services (a)(c)	18,225
	Postsecondary Degree Services
2,000,000	Voyager Learning - Contingent Value Rights (e)(f)	220
	Education Services for the K-12 Market
		38,045
	> Leisure Products 0.1%
1,290,000	Skullcandy (a)(c)	18,253
	Lifestyle Branded Headphones
		18,253
	> Other Entertainment —%
265,000	CTS Eventim (Germany)	7,974
	Event Ticket Sales
		7,974
Consumer Goods & Services: Total		2,731,466
Finance 11.0%
	> Banks 4.4%
2,638,000	BOK Financial	153,532
	Tulsa-based Southwest Bank
6,956,800	Associated Banc-Corp	91,760
	Midwest Bank
2,337,313	Hancock Holding	71,148
	Gulf Coast Bank
1,348,000	City National	65,486
	Bank & Asset Manager
2,860,000	MB Financial (b)	61,604
	Chicago Bank
985,000	SVB Financial Group (a)	57,839
	Bank to Venture Capitalists
5,323,500	Valley National Bancorp	56,429
	New Jersey/New York Bank
3,000,000	CVB Financial	34,950
	Inland Empire Business Bank
2,200,000	TCF Financial	25,256
	Great Lakes Bank
700,000	Wintrust Financial	24,850
	Chicago & Milwaukee Full Service Bank
1,350,000	TriCo Bancshares (b)	20,790
	California Central Valley Bank

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Banks—continued
4,299,507	First Busey	$20,767
	Illinois Bank
1,121,188	Sandy Spring Bancorp	20,181
	Baltimore, D.C. Bank
2,500,000	First Commonwealth	16,825
	Western Pennsylvania Bank
811,295	Hudson Valley	14,685
	Metro New York City Bank
2,136,500	TrustCo Bank	11,665
	New York State Bank
706,559	Eagle Bancorp (a)	11,128
	Metro D.C. Bank
241,405	Pacific Continental Bank	2,141
	Pacific Northwest Bank
79,800	Green Bankshares (a)	133
	Tennessee Bank
		761,169
	> Insurance 2.4%
8,900,000	CNO Financial Group	69,420
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	66,198
	Commerical Lines Insurance/Reinsurance
2,764,000	Tower Group (b)	57,685
	Commercial & Personal Lines Insurance
1,120,000	The Hanover Insurance Group	43,826
	Commercial & Personal Lines Insurance
2,050,000	Selective Insurance Group	35,690
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	34,540
	Specialty Insurance
832,000	Willis Group (Ireland)	30,360
	Insurance Broker
925,000	Kemper	28,444
	Multi-line Insurance
250,000	Enstar Group (a)	24,735
	Insurance/Reinsurance & Related Services
900,000	Brown & Brown	24,543
	Insurance Broker
		415,441
	> Finance Companies 1.6%
1,425,202	World Acceptance (a)(b)	93,778
	Personal Loans
2,150,000	McGrath Rentcorp (b)	56,975
	Temporary Space & IT Rentals
3,400,000	H & E Equipment Services (a)(b)	51,102
	Heavy Equipment Leasing
1,123,400	CAI International (a)(b)	22,333
	International Container Leasing
1,091,000	Marlin Business Services (b)	17,882
	Small Equipment Leasing
450,000	Onex Capital (Canada)	17,472
	Private Equity
422,500	Regional Management (a)	6,950
	Consumer Loans
78,500	Textainer Group Holdings	2,897
	Top International Container Leasor
		269,389

Number of Shares		Value (000)
	> Brokerage & Money Management 1.5%
6,654,000	SEI Investments	$132,348
	Mutual Fund Administration & Investment Management
4,036,000	Eaton Vance	108,770
	Specialty Mutual Funds
300,000	FX Alliance (a)	4,713
	FX Trading Software & Services
1,000,000	Artio Global Investors (c)	3,500
	International Asset Manager
		249,331
	> Credit Cards 0.5%
550,000	Alliance Data Systems (a)	74,250
	Diversified Credit Card Provider
275,000	Wright Express (a)	16,973
	Pay Card Processor
		91,223
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	59,981
	Holding Company
		59,981
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	8,580
	Asset Management for 401k Plans
1,010,000	Provident New York Bancorp	7,666
	New York State Thrift
470,000	ViewPoint Financial	7,351
	Texas Thrift
452,146	Kaiser Federal	6,682
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,452
	Northeast Thrift
		31,731
Finance: Total		1,878,265
Health Care 9.7%
	> Biotechnology & Drug Delivery 4.9%
4,315,000	BioMarin Pharmaceutical (a)	170,787
	Biotech Focused on Orphan Diseases
6,153,000	Seattle Genetics (a)(b)(c)	156,225
	Antibody-based Therapies for Cancer
1,476,000	Alexion Pharmaceuticals (a)	146,567
	Biotech Focused on Orphan Diseases
3,250,000	Auxilium Pharmaceuticals (a)(b)	87,393
	Biotech Focused on Niche Disease Areas
6,000,000	NPS Pharmaceuticals (a)(b)	51,660
	Orphan Drugs & Healthy Royalties
750,000	Onyx Pharmaceuticals (a)	49,837
	Commercial-stage Biotech Focused on Cancer
3,850,000	InterMune (a)(b)	46,007
	Drugs for Pulmonary Fibrosis & Hepatitis C
2,568,248	ARIAD Pharmaceuticals (a)	44,200
	Biotech Focused on Cancer
3,430,000	Isis Pharmaceuticals (a)	41,160
	Biotech Pioneer in Antisense Drugs
569,898	Synageva Biopharma (a)(c)	23,115
	Biotech Focused on Orphan Diseases

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
3,609,594	Raptor Pharmaceutical (a)(b)(c)	$20,178
	Orphan Drug Company
5,750,000	Chelsea Therapeutics International (a)(b)(c)	8,510
	Biotech Focused on Rare Diseases
2,990,000	Anthera Pharmaceuticals (a)(b)	2,022
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Therapeutx (e)(f)	252
	Drug Inhaler Development
		847,913
	> Medical Supplies 2.6%
4,600,000	Cepheid (a)(b)	205,850
	Molecular Diagnostics
950,000	Henry Schein (a)	74,565
	Largest Distributor of Healthcare Products
2,126,000	Patterson Companies	73,283
	Dental/Vet/Med Distributor
1,550,000	DENTSPLY International	58,606
	Leading Dental Supplies Manufacturer
375,000	Techne	27,825
	Cytokines, Antibodies & Other Reagents for Life Science
		440,129
	> Medical Equipment & Devices 0.9%
550,000	Haemonetics (a)	40,760
	Blood & Plasma Collection Equipment
1,275,000	Hill-Rom Holdings	39,334
	Hospital Beds/Patient Handling
675,000	Sirona Dental Systems (a)	30,382
	Manufacturer of Dental Equipment
950,000	PerkinElmer Inc.	24,510
	Analytical Instruments for Life Sciences
570,000	Orthofix International (a)	23,513
	Bone Fixation & Stimulation Devices
		158,499
	> Health Care Services 0.7%
665,000	Mednax (a)	45,579
	Physician Management for Pediatric & Anesthesia Practices
4,900,000	eResearch Technology (a)(b)	39,151
	Clinical Research Services
825,000	HealthSouth (a)	19,189
	Inpatient Rehabalitation Facilities
1,875,000	Health Management Associates (a)	14,719
	Non-urban Hospitals
		118,638
	> Pharmaceuticals 0.6%
4,000,000	Akorn (a)	63,080
	Develops, Manufactures & Sells Specialty Generic Drugs
3,388,000	Adcock Ingram Holdings (South Africa)	24,904
	Manufacturer of Pharmaceuticals & Medical Supplies
1,095,000	Horizon Pharma (a)(c)	7,807
	Specialty Pharma Company

Number of Shares		Value (000)
2,040,000	Alimera Sciences (a)(b)(c)	$6,100
	Ophthalmology-focused Pharmaceutical Company
		101,891
Health Care: Total		1,667,070
Energy & Minerals 6.7%
	> Oil Services 3.2%
5,150,000	FMC Technologies (a)	202,034
	Oil & Gas Well Head Manufacturer
2,114,000	Atwood Oceanics (a)	79,994
	Offshore Drilling Contractor
1,289,106	Fugro (Netherlands)	78,196
	Subsea Oilfield Services
1,670,000	ShawCor (Canada)	60,445
	Oil & Gas Pipeline Products
1,000,000	Hornbeck Offshore (a)	38,780
	Supply Vessel Operator in U.S. Gulf of Mexico
513,000	Oil States International (a)	33,961
	Diversified North American Oil Service Provider
893,600	Black Diamond Group (Canada)	20,021
	Provides Accommodations/Equipment for Oil Sands Development
585,000	Rowan (a)	18,913
	Contract Offshore Driller
2,890,900	Horizon North Logistics (Canada)	16,497
	Provides Diversified Oil Service Offering in Northern Canada
4,415,000	Tuscany International Drilling (Colombia) (a)	1,713
	South America-based Drilling Rig Contractor
		550,554
	> Oil & Gas Producers 2.4%
3,700,000	Pacific Rubiales Energy (Colombia)	78,354
	Oil Production & Exploration in Colombia
695,000	Range Resources	43,000
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	40,797
	Oil Producer Using CO2 Injection
974,000	Rosetta Resources (a)	35,687
	Oil & Gas Producer Exploring in South Texas & Montana
703,000	SM Energy	34,524
	Oil & Gas Producer
1,050,000	Tullow Oil (United Kingdom)	24,268
	Oil & Gas Producer
1,159,000	Laredo Petroleum (a)	24,107
	Permian Basin Oil Producer
500,000	Cabot Oil and Gas	19,700
	Large Natural Gas Producer in Appalachia & Gulf Coast
361,000	Baytex (Canada) (c)	15,208
	Oil & Gas Producer in Canada
7,582,928	PetroMagdalena Energy (Colombia) (a)(b)	11,768
	Oil & Gas Exploration/Production in Colombia
550,000	Swift Energy (a)	10,236
	Oil & Gas Exploration & Production
718,000	Celtic Exploration (Canada) (a)	9,711
	Canadian Oil & Gas Producer

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
1,100,000	Kodiak Oil and Gas (a)	$9,031
	Bakken Oil & Gas Producer
340,000	Petroleum Development Corporation (a)	8,337
	Oil & Gas Producer in U.S.
750,000	Athabasca Oil Sands (Canada) (a)	8,251
	Oil Sands & Unconventional Oil Development
37,500,000	Petromanas (Canada) (a)(b)	7,919
	Exploring for Oil in Albania
200,000	Approach Resource (a)	5,108
	Oil & Gas Producer in West Texas Permian
27,000,000	Shamaran Petroleum (Iraq) (a)	4,509
	Oil Exploration in Kurdistan
26,000,000	Petrodorado (Colombia) (a)(b)	4,086
24,000,000	Petrodorado - Warrants (Colombia) (a)(f)	340
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
1,198,100	Pan Orient (Canada) (a)	4,413
	Asian Oil & Gas Explorer
25,000,000	Petroamerica (Colombia) (a)(c)	3,192
	Oil Exploration & Production in Colombia
493,000	Crew Energy (Canada) (a)	2,784
	Canadian Oil & Gas Producer
50,000,000	Gulf United (Colombia) (a)(e)(f)	2,640
	Prospecting for Oil Alongside Large Producers in Colombia
5,116,000	Canacol (Colombia) (a)	2,286
	Oil Producer in South America
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(f)	1,465
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(e)(f)	81
	Oil & Gas Exploration/Production in the North Sea
4,110,000	Santa Maria Petroleum (Colombia) (a)(f)	1,240
890,000	Santa Maria Petroleum (Colombia) (a)	280
	Explores for Oil & Gas in Latin America
393,600	Houston American Energy (a)	441
	Oil & Gas Exploration/Production in Colombia
		413,763
	> Mining 0.8%
387,000	Core Laboratories (Netherlands)	44,853
	Oil & Gas Reservoir Consulting
15,000,000	Zhaojin Mining Industry (China)	19,723
	Gold Mining & Refining in China
1,400,000	Kirkland Lake Gold (Canada) (a)	15,071
	Gold Mining
550,000	Silver Wheaton (Canada)	14,762
	Silver Mining Royalty Company
4,432,000	Northam Platinum (South Africa)	12,677
	Platinum Mining in South Africa
1,150,000	Ivanhoe Mines (Mongolia) (a)(c)	11,341
	Copper Mine Project in Mongolia
7,500,000	Duluth Metals (Canada) (a)(b)	10,976

Number of Shares		Value (000)
500,000	Duluth Exploration - Special Warrants (Canada) (a)(e)(f)	$39
	Copper & Nickel Miner
16,000,000	Mongolian Mining (Mongolia) (a)	9,079
	Coking Coal Mining in Mongolia
2,050,000	Alexco Resource (a)	9,041
	Mining, Exploration & Environmental Services
800,000	Augusta Resource (a)	1,328
	US Copper/Moly Mine
4,000,000	Wolverine Minerals (Canada) (a)(b)(f)	377
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(e)(f)	3
	Gold Mining
		149,270
	> Oil Refining, Marketing & Distribution 0.1%
218,000	Vopak (Netherlands)	13,983
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		13,983
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(e)(f)	12,794
	Farmland Operator in Uruguay
		12,794
	> Alternative Energy 0.1%
2,000,000	GT Advanced Technologies (a)	10,560
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,477
	Owner/Operator of Gasification Plants
		12,037
Energy & Minerals: Total		1,152,401
Other Industries 6.3%
	> Real Estate 4.0%
3,700,000	DuPont Fabros Technology (b)	105,672
	Technology-focused Office Buildings
750,000	Federal Realty Investment Trust	78,068
	Shopping Centers
1,850,000	Extra Space Storage	56,610
	Self Storage Facilities
3,700,000	Associated Estates Realty (b)	55,315
	Multi-family Properties
720,000	Digital Realty Trust	54,051
	Technology-focused Office Buildings
975,000	Post Properties	47,726
	Multi-family Properties
2,450,000	Biomed Realty Trust	45,766
	Life Science-focused Office Buildings
770,000	Kilroy Realty	37,276
	West Coast Office & Industrial Properties
43,000,000	Mapletree Logistics Trust (Singapore)	33,434
	Industrial Property Landlord
3,000,000	Education Realty Trust	33,240
	Student Housing
15,000,000	Ascendas REIT (Singapore)	25,589
	Industrial Property Landlord

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Real Estate—continued
3,750,000	DCT Industrial Trust	$23,625
	Industrial Properties
325,000	Jones Lang LaSalle	22,870
	Real Estate Services
1,300,000	St. Joe (a)(c)	20,553
	Florida Panhandle Landowner
3,500,000	Kite Realty Group (b)	17,465
	Community Shopping Centers
2,000,031	Summit Hotel Properties (b)	16,740
	Owner of Select Service Hotels
2,800	Orix JREIT (Japan)	12,586
	Diversified REIT
		686,586
	> Transportation 1.3%
1,155,000	JB Hunt Transport Services	68,838
	Truck & Intermodal Carrier
2,937,175	Rush Enterprises, Class A (a)(b)	48,023
550,000	Rush Enterprises, Class B (a)(b)	7,381
	Truck Sales & Service
1,260,000	World Fuel Services	47,918
	Global Fuel Broker
2,400,000	Heartland Express	34,344
	Regional Trucker
300,000	Genesee & Wyoming (a)	15,852
	Short-line Operator
		222,356
	> Regulated Utilities 1.0%
2,000,000	Northeast Utilities	77,620
	Regulated Electric Utility
1,660,000	Wisconsin Energy	65,686
	Wisconsin Utility
500,000	Allete	20,900
	Regulated Electric Utility in Minnesota
200,000	Red Eléctrica de España (Spain)	8,729
	Spanish Power Transmission
		172,935
Other Industries: Total		1,081,877
Total Equities: 95.8% (Cost: $10,608,838)		16,441,222

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
303,633,050	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	$303,633
Total Securities Lending Collateral: (Cost: $303,633)		303,633
Total Investments: 97.6% (Cost: $10,912,471)(h)(i)		16,744,855
Obligation to Return Collateral for Securities Loaned: (1.8)%		(303,633)
Cash and Other Assets Less Liabilities: 4.2%		723,250
Total Net Assets: 100.0%		$17,164,472

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
AboveNet	1,400,000	-	-	1,400,000	$117,600	$-
Acorn Energy	1,500,000	-	-	1,500,000	12,480	180
AFC Enterprises	2,000,000	-	-	2,000,000	46,280	-
Alimera Sciences	2,040,000	-	-	2,040,000	6,100	-
Anthera Pharmaceuticals	1,740,000	1,250,000	-	2,990,000	2,022	-
Associated Estates Realty	3,700,000	-	-	3,700,000	55,315	-
Auxilium Pharmaceuticals	3,033,715	216,285	-	3,250,000	87,393	1,295
Bally Technologies	3,725,000	-	-	3,725,000	173,809	-
CAI International	1,123,400	-	-	1,123,400	22,333	-
Cavco Industries	460,000	-	-	460,000	23,589	-
Cepheid	3,200,000	1,400,000	-	4,600,000	205,850	-
Chelsea Therapeutics International	4,550,000	1,200,000	-	5,750,000	8,510	-
Cogent Communications*	2,520,000	-	320,000	2,200,000	42,350	-
Constant Contact	2,350,000	-	350,000	2,000,000	35,760	-
Donaldson**	4,200,000	4,200,000	-	8,400,000	280,308	1,428
Drew Industries	1,500,000	380,000	-	1,880,000	52,358	-
Duluth Metals	7,500,000	-	-	7,500,000	10,976	-
DuPont Fabros Technology	3,350,000	350,000	-	3,700,000	105,672	822
eResearch Technology	4,900,000	-	-	4,900,000	39,151	-
ESCO Technologies	2,200,000	-	-	2,200,000	80,168	352
ExlService Holdings	1,145,000	473,000	-	1,618,000	39,868	-
Gaiam	1,371,366	-	-	1,371,366	5,348	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	148,456	-
General Communications	2,000,000	-	-	2,000,000	16,620	-
GLG Life Tech	1,750,000	-	84,730	1,665,270	689	-
H & E Equipment Services	3,400,000	-	-	3,400,000	51,102	-
Hackett Group+	4,500,000	-	650,793	3,849,207	21,440	-
HEICO***	2,250,000	813,000	-	3,063,000	98,812	135
Helen of Troy	1,600,000	-	-	1,600,000	54,224	-
Horizon Pharma*	1,095,000	-	-	1,095,000	7,807	-
iGATE	3,400,000	-	-	3,400,000	57,868	-
II-VI	4,550,000	-	-	4,550,000	75,849	-
Insperity	1,210,000	149,200	-	1,359,200	36,766	387
Interline Brands*	2,600,000	-	1,200,000	1,400,000	35,098	-
InterMune	2,950,000	900,000	-	3,850,000	46,007	-
IPG Photonics	2,780,000	-	-	2,780,000	121,180	-
IXYS	1,900,000	-	-	1,900,000	21,223	-
Kenexa*	1,700,000	-	526,900	1,173,100	34,055	-
Kite Realty Group	3,500,000	-	-	3,500,000	17,465	420
Knoll	4,200,000	-	-	4,200,000	56,364	1,260
Lifetime Fitness	2,190,000	-	-	2,190,000	101,857	-
lululemon athletica*	5,740,000	-	1,235,000	4,505,000	268,633	-
Marlin Business Services	1,091,000	-	-	1,091,000	17,882	131
MB Financial	2,360,000	500,000	-	2,860,000	61,604	55
McGrath Rentcorp	2,150,000	-	-	2,150,000	56,975	1,000
Mettler-Toledo International	1,600,000	-	-	1,600,000	249,360	-
Micromet*	6,702,347	137,138	6,766,894	72,591	-	-
Moog	2,775,000	225,000	-	3,000,000	124,050	-
Navigant Consulting	2,800,000	227,016	-	3,027,016	38,261	-
NPS Pharmaceuticals	6,000,000	-	-	6,000,000	51,660	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	15,885	-
Petroamerica*	30,275,000	-	5,275,000	25,000,000	3,192	-
Petrodorado	26,000,000	-	-	26,000,000	4,086	-
PetroMagdalena Energy	7,582,928	-	-	7,582,928	11,768	-
Petromanas	37,500,000	-	-	37,500,000	7,919	-
Pier 1 Imports	5,600,000	1,000,000	-	6,600,000	108,438	224
Pinnacle Entertainment	3,950,000	-	-	3,950,000	37,999	-
Raptor Pharmaceutical	3,455,000	745,000	590,406	3,609,594	20,178	-

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
Rush Enterprises	3,350,000	137,175	-	3,487,175	$55,404	$-
SABA	-	2,000,000	-	2,000,000	18,560	-
Salem Communications*	1,527,700	-	1,527,700	-	-	-
Santa Maria Petroleum*,****	50,000,000	-	45,000,000	5,000,000	1,520	-
Seattle Genetics	6,153,000	-	-	6,153,000	156,225	-
Shutterfly	3,070,000	300,000	-	3,370,000	103,425	-
SPS Commerce	900,000	-	-	900,000	27,342	-
Summit Hotel Properties	1,500,000	500,031	-	2,000,031	16,740	413
Tower Group	1,675,000	1,089,000	-	2,764,000	57,685	1,038
TriCo Bancshares	1,350,000	-	-	1,350,000	20,790	364
True Religion Apparel*	1,507,000	-	1,275,548	231,452	6,708	46
tw telecom	9,500,000	-	-	9,500,000	243,770	-
Tyler Technologies*	1,700,000	-	800,000	900,000	36,315	-
Virtusa	2,125,000	-	-	2,125,000	28,369	-
Warnaco Group*	2,190,000	-	730,000	1,460,000	62,167	-
Wolverine Minerals	4,000,000	-	-	4,000,000	377	-
World Acceptance	1,505,202	-	80,000	1,425,202	93,778	-
Total of Affiliated Transactions	350,332,658	18,191,845	66,412,971	302,111,532	$4,463,187	$9,550

*  At June 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 2:1 stock split.

***  Includes the effects of a 5:4 stock split.

****  Includes the effects of a 1:10 reverse stock split.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these companies at June 30, 2012, were $2,717,367 and $3,965,342, respectively. Investments in affiliated companies represented 23.10% of the Fund's total net assets at June 30, 2012.

(c)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $302,684.

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2012, this security had an aggregate value of $7,975, which represented 0.05% of total net assets.

(e)  Illiquid security.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $19,451, which represented 0.11% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$12,794
Gulf United	4/18/12	50,000,000	4,000	2,640
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	1,465
Santa Maria Petroleum	1/14/11	4,110,000	5,193	1,240
Wolverine Minerals	6/3/11	4,000,000	2,005	377
Petrodorado - Warrants	11/20/09	24,000,000	2,965	340
MicroDose Therapeutx	11/24/00	359,944	2,005	252
Voyager Learning - Contingent Value Rights	12/24/09	2,000,000	-	220
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	81
Duluth Exploration - Special Warrants	8/19/11	500,000	-	39
Wolverine Minerals - Warrants	6/3/11	2,000,000	243	3
			$35,528	$19,451

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2012 for federal income tax purposes, the cost of investments was $10,912,471 and net unrealized appreciation was $5,832,384 consisting of gross unrealized appreciation of $6,608,143 and gross unrealized depreciation of $775,759.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(i)  On June 30, 2012, the market value of foreign securities represented 8.26% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$231,071	1.34
Netherlands	208,842	1.22
Singapore	130,489	0.76
Colombia	105,899	0.62
Sweden	93,549	0.55
Hong Kong	90,106	0.52
Brazil	80,883	0.47
Japan	71,032	0.41
China	60,566	0.35
France	44,272	0.26
Denmark	39,545	0.23
South Africa	37,581	0.22
Chile	37,466	0.22
Country	Value	Percentage of Net Assets
Israel	$31,884	0.19
Ireland	30,360	0.18
United Kingdom	25,814	0.15
Russia	21,312	0.12
Mongolia	20,420	0.12
Uruguay	12,794	0.07
Iceland	12,162	0.07
India	10,619	0.06
Spain	8,729	0.05
Germany	7,974	0.05
Iraq	4,509	0.03
Total Foreign Portfolio	$1,417,878	8.26

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,508,981	$157,589	$-	$4,666,570
Industrial Goods & Services	3,068,284	195,289	-	3,263,573
Consumer Goods & Services	2,620,690	110,556	220	2,731,466
Finance	1,878,265	-	-	1,878,265
Health Care	1,641,914	24,904	252	1,667,070
Energy & Minerals	975,496	164,072	12,833	1,152,401
Other Industries	1,001,539	80,338	-	1,081,877
Total Equities	15,695,169	732,748	13,305	16,441,222
Total Securities Lending Collateral	303,633	-	-	303,633
Total Investments	$15,998,802	$732,748	$13,305	$16,744,855

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,575	$1,575	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Consumer Goods & Services	$180	$-	$40	$-	$-	$-	$-	$220
Health Care	270	-	(18)	-	-	-	-	252
Energy & Minerals	12,507	-	326	-	-	-	-	12,833
	$12,957	$-	$348	$-	$-	$-	$-	$13,305

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $348.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Asia
> Japan
Daiseki	1,427,129	1,613,429
Doshisha	750,600	828,000
Horiba	257,800	424,000
Miraca Holdings	0	659,500
NGK Insulators	2,400,000	2,552,000
Nihon Parkerizing	145,700	756,900
Sanrio	500,000	865,800
Start Today	1,718,724	2,572,724
> Taiwan
Chroma Ate	10,277,000	10,677,000
CTCI Corp	18,571,200	20,120,000
MStar Semiconductor	2,930,000	3,661,100
Taiwan Mobile	10,329,000	16,405,300
> Hong Kong
Lifestyle International	18,000,000	21,845,000
Vitasoy International	0	4,495,200
> Singapore
Petra Foods	0	3,071,300
> China
AMVIG Holdings	28,763,700	30,000,000
Digital China	13,570,200	18,000,300
> India
Colgate-Palmolive India	0	545,000
Redington India	1,477,269	13,195,000
Titan Industries	791,352	1,600,000
> Korea
Hyundai Home Shopping	10,090	55,000
Kepco Plant Service & Engineering	0	244,530
> Indonesia
Ace Indonesia	10,000,000	15,000,000
Mayora Indah	0	2,176,600
Mitra Adiperkasa	0	12,488,000
MNC Skyvision	0	32,766,000
Tower Bersama Infrastructure	48,560,000	51,767,300
> Mongolia
Mongolian Mining	42,636,400	60,037,500
> Cambodia
Nagacorp	50,000,000	60,000,000
Europe
> United Kingdom
Aggreko	0	596,100
BBA Aviation	3,167,139	8,785,000
Domino's Pizza United Kingdom & Ireland	2,497,000	3,107,000

	Number of Shares
	3/31/12	6/30/12
Greggs	1,060,885	2,300,000
Rightmove	548,000	822,000
Spirax Sarco	0	256,202
WH Smith	0	1,555,000
> Netherlands
TKH Group	403,800	850,468
> France
Compagnie Française de l'Afrique Occidentale	0	134,254
Eurofins Scientific	418,000	553,000
Neopost	430,000	675,000
> Germany
NORMA Group	0	690,000
> Denmark
Solar A/S	130,651	166,013
> Italy
Geox	5,800,000	7,000,000
> Russia
Yandex	0	1,123,695
> Portugal
Redes Energéticas Nacionais	8,531,175	8,635,000
Other Countries
> Australia
Challenger Financial	4,546,885	11,936,400
Commonwealth Property Office Fund	17,451,906	48,533,075
Domino's Pizza Enterprises	0	1,576,290
IAG	0	7,595,003
UGL	2,653,389	3,973,200
> United States
Rowan	0	548,900
> Israel
Caesarstone	125,000	625,000
Latin America
> Brazil
Arcos Dorados	0	1,300,000
MRV Engenharia	2,917,000	3,577,000
> Chile
Viña Concha y Toro	4,016,878	5,640,000

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	3/31/12	6/30/12
Sales
Asia
> Japan
Aeon Delight	1,860,438	1,417,438
Ain Pharmaciez	589,792	349,792
Gree	246,300	0
Miura	511,450	407,050
Seven Bank	22,694,000	20,227,000
Shinsei Bank	18,673,649	15,024,649
Tsumura	855,604	0
> Taiwan
Simplo Technology	5,614,530	5,058,830
> Hong Kong
Melco Crown Entertainment - ADR	7,000,000	6,500,000
MGM China Holdings	12,500,000	10,000,000
Sasa International	38,000,000	30,000,000
> Singapore
Olam International	27,000,000	25,000,000
> China
NetEase.com - ADR	644,000	381,300
> Indonesia
Jasa Marga	6,937,300	0
> Thailand
Home Product Center	118,000,000	110,000,000
Europe
> United Kingdom
Abcam	2,950,000	2,855,000
Chemring	5,654,735	2,303,000
Intertek Group	1,460,000	1,004,500
JLT Group	3,000,000	2,579,333
Premier Oil	2,636,932	2,027,932
Rotork	730,000	517,000
Tullow Oil	740,581	382,581
Workspace Group	7,500,000	0
> Netherlands
Core Laboratories	177,395	143,395
Fugro	687,967	460,000
Imtech	1,763,611	1,680,623
> Switzerland
Dufry Group	360,000	330,000
Kuehne & Nagel	245,000	170,000
> France
Gemalto	1,073,700	729,700
Mersen	460,000	162,844
Rubis	353,648	0

	Number of Shares
	3/31/12	6/30/12
> Germany
Elringklinger	555,700	333,000
Rheinmetall	679,600	405,000
Rhoen-Klinikum	1,600,000	0
> Sweden
East Capital Explorer	905,452	419,877
> Italy
Ansaldo STS	2,621,149	0
CIR	12,503,754	8,951,757
> Russia
Mail.ru - GDR	629,642	368,493
> Ireland
Paddy Power	289,400	263,400
United Drug	6,750,000	4,237,000
> Greece
Intralot	6,954,400	4,384,185
Other Countries
> Canada
Athabasca Oil Sands	731,000	450,000
Baytex	615,857	263,857
Black Diamond Group	1,049,576	770,576
Celtic Exploration	721,000	454,000
Crew Energy	1,043,000	332,700
Horizon North Logistics	2,411,514	2,096,514
> United States
Alexion Pharmaceuticals	627,431	0
FMC Technologies	461,213	407,213
Oil States International	270,000	0
World Fuel Services	987,228	763,228
Latin America
> Colombia
Canacol	8,353,169	7,850,769

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 94.6%
Asia 43.8%
	> Japan 17.6%
5,582,600	Kansai Paint	$59,822
	Paint Producer in Japan, India, China & Southeast Asia
20,227,000	Seven Bank	51,943
	ATM Processing Services
20,096	Wacom	45,009
	Computer Graphic Illustration Devices
3,029,900	Park24	44,746
	Parking Lot Operator
1,582,200	Hoshizaki Electric	40,047
	Commercial Kitchen Equipment
2,981,100	Kuraray	38,633
	Special Resin, Fine Chemical, Fibers & Textures
2,572,724	Start Today (a)	35,952
	Online Japanese Apparel Retailer
1,694,562	Glory	35,351
	Currency Handling Systems & Related Equipment
7,780	Orix JREIT	34,971
	Diversified REIT
1,417,438	Aeon Delight	32,546
	Facility Maintenance & Management
865,800	Sanrio (a)	31,566
	Character Goods & Licensing
295,762	Nakanishi	30,061
	Dental Tools & Machinery
937,651	Kintetsu World Express	30,011
	Airfreight Logistics
15,116	Advance Residence Investment	29,385
	Residential REIT
2,552,000	NGK Insulators	28,260
	Ceramic Products for Auto, Power & Electronics
1,613,429	Daiseki	28,052
	Waste Disposal & Recycling
659,500	Miraca Holdings	27,381
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
480,000	Disco	27,184
	Semiconductor Dicing & Grinding Equipment
25,979	Jupiter Telecommunications	26,488
	Largest Cable Service Provider in Japan
2,137,272	Japan Airport Terminal	26,068
	Airport Terminal Operator at Haneda
5,540	Mori Hills REIT Investment	23,942
	Tokyo-centric Diversified REIT
828,000	Doshisha	22,937
	Wholesaler
2,600,000	Shimadzu	22,498
	Analytical Instrument, Medical & Industrial Equipment
1,885,600	Asahi Diamond Industrial	21,652
	Consumable Diamond Tools
349,792	Ain Pharmaciez	21,101
	Dispensing Pharmacy/Drugstore Operator
339,000	FP Corporation	21,028
	Disposable Food Trays & Containers
6,140	Kenedix Realty Investment	19,852
	Tokyo Mid-size Office REIT

Number of Shares		Value (000)
1,940,200	Sintokogio	$19,450
	Automated Casting Machines, Surface Treatment System & Consumables
880,474	Aeon Mall	18,762
	Suburban Shopping Mall Developer, Owner & Operator
15,024,649	Shinsei Bank	18,279
	Commercial Bank
772,000	Misumi Group	18,192
	Industrial Components Distributor
732,108	Icom	17,976
	Two Way Radio Communication Equipment
1,405,739	Ushio	17,424
	Industrial Light Sources
857,144	Ibiden	15,527
	Electronic Parts & Ceramics
424,000	Horiba	14,891
	Measuring Instruments & Analyzers
1,346,963	Torishima Pump Manufacturing	13,541
	Industrial Pump for Power Generation & Water Supply Systems
1,400	Japan Real Estate Investment	12,836
	Office REIT in Tokyo
1,821	Fukuoka REIT	12,539
	Diversified REIT in Fukuoka
756,900	Nihon Parkerizing	11,723
	Metal Surface Treatment Agents & Processing
407,050	Miura	10,838
	Industrial Boiler
		1,058,464
	> Taiwan 7.2%
36,606,000	Far EasTone Telecom	79,642
	Taiwan's Third Largest Mobile Operator
16,405,300	Taiwan Mobile	54,252
	Taiwan's Second Largest Mobile Operator
20,120,000	CTCI Corp	37,671
	International Engineering Firm
5,058,830	Simplo Technology	34,938
	Battery Packs for Notebook & Tablet PCs
12,218,270	Tripod Technologies	34,730
	Printed Circuit Boards (PCB)
5,910,000	Radiant Opto-Electronics (b)	30,036
	LCD Back Light Units & Modules
2,492,300	St. Shine Optical	27,893
	World's Leading Disposable Contact Lens OEM
11,200,000	Taiwan Hon Chuan	25,229
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
3,661,100	MStar Semiconductor	24,695
	Integrated Circuits for TV, Digital Set-top-box & Handset
10,677,000	Chroma Ate	24,374
	Automatic Test Systems, Testing & Measurement Instruments
6,603,000	Advantech	21,959
	Industrial PC & Components
3,181,000	President Chain Store	16,973
	Taiwan's Number One Convenience Chain Store Operator
2,595,000	PC Home	14,711
	Taiwanese Internet Retail Company
2,469,000	Lung Yen	7,138
	Funeral Services & Columbaria
		434,241

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Hong Kong 3.9%
6,500,000	Melco Crown Entertainment - ADR (b)	$74,880
	Macau Casino Operator
21,845,000	Lifestyle International	48,136
	Mid to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	43,364
	Skin Care & Cosmetics Producer
8,475,000	AAC Technologies	24,664
	Miniature Acoustic Components
30,000,000	Sasa International	19,007
	Cosmetics Retailer
10,000,000	MGM China Holdings	15,333
	Macau Casino Operator
8,000,000	Melco International	6,472
	Macau Casino Operator
4,495,200	Vitasoy International	3,778
	Hong Kong Soy Food Brand
		235,634
	> Singapore 3.8%
25,000,000	Olam International	36,209
	Agriculture Supply Chain Manager
20,000,000	Ascendas REIT	34,119
	Industrial Property Landlord
20,000,000	CDL Hospitality Trust	30,934
	Hotel Owner/Operator
35,000,000	Mapletree Logistics Trust	27,214
	Industrial Property Landlord
35,000,000	Mapletree Commercial Trust	27,176
	Retail & Office Property Landlord
28,000,000	Mapletree Industrial Trust	26,822
	Industrial Property Landlord
15,000,000	Goodpack Limited	20,546
	International Bulk Container Leasing
3,500,000	Singapore Exchange	17,584
	Singapore Equity & Derivatives Market Operator
3,071,300	Petra Foods	6,061
	Cocoa Processor & Chocolate Manufacturer
		226,665
	> China 3.1%
26,565,000	Want Want	32,851
	Chinese Branded Consumer Food Company
18,000,300	Digital China	31,721
	IT Distribution & Systems Integration Services
1,100,000	New Oriental Education & Technology - ADR (b)	26,950
	Education Service Provider
18,920,554	Zhaojin Mining Industry	24,878
	Gold Mining & Refining in China
381,300	NetEase.com - ADR (b)	22,440
	Chinese Online Gaming Services
260,000,000	RexLot Holdings	18,625
	Lottery Equipment Supplier in China
326,700	51job - ADR (a)(b)	14,881
	Integrated Human Resource Services
30,000,000	AMVIG Holdings	13,284
	Chinese Tobacco Packaging Material Supplier
		185,630

Number of Shares		Value (000)
	> India 2.4%
341,652	Asian Paints	$23,850
	India's Largest Paint Company
2,262,300	United Breweries	22,126
	India's Largest Brewer
13,195,000	Redington India	18,222
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
8,052,053	Adani Ports & Special Economic Zone	17,581
	Indian West Coast Shipping Port
11,163,303	Jain Irrigation Systems	16,751
558,165	Jain Irrigation Systems - DVR (b)	395
	Agricultural Micro-irrigation Systems & Food Processing
1,550,000	Shriram Transport Finance	14,786
	Used Truck Finance
545,000	Colgate-Palmolive India	11,762
	Consumer Products in Oral Care
1,600,000	Titan Industries	6,443
	Jewlery, Watches & Eyeglasses
10,249,300	S. Kumars Nationwide	6,361
	Textiles, Clothing & Retail
32,642,905	REI Agro	5,466
	Basmati Rice Processing
1,650,000	SKIL Ports and Logistics (b)	2,920
	Indian Container Port Project
		146,663
	> Korea 1.8%
1,134,000	Grand Korea Leisure	23,541
	Largest 'Foreigner Only' Casino Group in Korea
101,150	NHN	22,186
	Korean Online Search Services
623,120	Woongjin Coway	19,457
	Korean Household Appliance Rental Service Provider
580,000	iMarketKorea	10,751
	Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods
474,441	Handsome	10,683
	Korea's Leading High-end Apparel Company
244,530	Kepco Plant Service & Engineering	10,314
	Power Plant & Grid Maintenance
182,000	Hana Tour Service	7,146
	Korea's Largest Wholesale Tour Provider
55,000	Hyundai Home Shopping	5,382
	TV Home Shopping Company
		109,460
	> Indonesia 1.2%
29,063,787	Archipelago Resources (b)(c)	23,214
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
51,767,300	Tower Bersama Infrastructure (b)	18,135
	Communications Towers
12,488,000	Mitra Adiperkasa	9,588
	Operator of Department Store & Specialty Retail Stores
15,000,000	Ace Indonesia	8,128
	Home Improvement Retailer
2,176,600	Mayora Indah	5,907
	Consumer Branded Food Manufacturer

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Indonesia—continued
32,766,000	MNC Skyvision (b)	$5,486
	Largest Satellite Pay TV Operator in Indonesia
6,217,500	Southern Arc Minerals (b)(c)	1,710
	Gold & Copper Exploration in Indonesia
		72,168
	> Mongolia 0.9%
60,037,500	Mongolian Mining (b)	34,069
	Coking Coal Mining in Mongolia
1,049,943	Ivanhoe Mines (a)(b)	10,354
914,678	Ivanhoe Mines (a)(b)(d)	8,854
	Copper Mine Project in Mongolia
		53,277
	> Philippines 0.8%
73,221,250	SM Prime Holdings	22,696
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	13,923
	Container Handling Terminals & Port Management
19,454,700	Manila Water Company	11,331
	Water Utility Company in the Philippines
		47,950
	> Thailand 0.7%
110,000,000	Home Product Center	43,930
	Home Improvement Retailer
		43,930
	> Cambodia 0.4%
60,000,000	Nagacorp	26,831
	Casino/Entertainment Complex in Cambodia
		26,831
Asia: Total		2,640,913
Europe 29.9%
	> United Kingdom 5.9%
1,004,500	Intertek Group	42,084
	Testing, Inspection, Certification Services
3,375,000	Serco	28,343
	Facilities Management
2,579,333	JLT Group	28,341
	International Business Insurance Broker
8,785,000	BBA Aviation	28,124
	Aviation Support Services
3,107,000	Domino's Pizza United Kingdom & Ireland	25,053
	Pizza Delivery in the UK, Ireland & Germany
822,000	Rightmove	20,540
	Internet Real Estate Listings
596,100	Aggreko	19,386
	Temporary Power & Temperature Control Services
2,855,000	Abcam	18,643
	Online Sales of Antibodies
2,300,000	Greggs	18,169
	Bakery
1,761,742	Smith and Nephew	17,622
	Medical Equipment & Supplies
517,000	Rotork	15,990
	Valve Actuators for Oil & Water Pipelines
1,773,408	Shaftesbury	14,317
	London Prime Retail REIT

Number of Shares		Value (000)
1,555,000	WH Smith	$13,276
	Newsprint, Book & General Stationery Retailer
262,300	Next	13,171
	Clothes & Home Retailer in the UK
2,027,932	Premier Oil (b)	10,775
	Oil & Gas Producer in Europe, Pakistan & Asia
2,303,000	Chemring	9,915
	Defense Manufacturer of Countermeasures & Energetics
4,163,948	PureCircle (a)(b)	9,360
	Natural Sweeteners
382,581	Tullow Oil	8,842
	Oil & Gas Producer
256,202	Spirax Sarco	7,985
	Steam Systems for Manufacturing & Process Industries
2,840,000	Sterling Resources (a)(b)	2,845
	Oil & Gas Exploration - Europe
		352,781
	> Netherlands 4.4%
1,591,702	UNIT4 (c)	40,567
	Business Software Development
1,680,623	Imtech	40,130
	Electromechanical & Information & Communications Technology Installation & Maintenance
2,546,126	Aalberts Industries	39,645
	Flow Control & Heat Treatment
1,234,758	Koninklijke TenCate	32,962
	Advanced Textiles & Industrial Fabrics
460,000	Fugro	27,903
	Subsea Oilfield Services
1,252,514	Arcadis (a)	27,394
	Engineering Consultants
317,424	Vopak	20,360
	World's Largest Operator of Petroleum & Chemical Storage Terminals
850,468	TKH Group	18,269
	Dutch Industrial Conglomerate
143,395	Core Laboratories	16,620
	Oil & Gas Reservoir Consulting
		263,850
	> Switzerland 3.8%
310,000	Partners Group	55,134
	Private Markets Asset Management
255,000	Geberit	50,306
	Plumbing Supplies
330,000	Dufry Group (b)	39,999
	Operates Airport Duty Free & Duty Paid Shops
15,500	Sika	29,931
	Chemicals for Construction & Industrial Applications
170,000	Kuehne & Nagel	18,010
	Freight Forwarding/Logistics
280,000	Zehnder	16,736
	Radiators & Ventilation Systems
580,000	Bank Sarasin & Cie (b)	16,342
	Private Banking
		226,458
	> France 3.5%
553,000	Eurofins Scientific	68,673
	Food, Pharmaceuticals & Materials Screening & Testing

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> France—continued
729,700	Gemalto	$52,410
	Digital Security Solutions
675,000	Neopost	36,023
	Postage Meter Machines
971,800	Saft	23,315
	Niche Battery Manufacturer
232,400	Norbert Dentressangle	14,744
	Leading European Logistics & Transport Group
134,254	Compagnie Française de l'Afrique Occidentale	6,355
	African Wholesaler & Distributor
1,831,204	Hi-Media (a)(b)	4,668
	Online Advertiser in Europe
162,844	Mersen	4,080
	Advanced Industrial Materials
		210,268
	> Germany 3.2%
2,500,000	Wirecard	48,476
	Online Payment Processing & Risk Management
148,295	Rational	35,347
	Commercial Ovens
500,000	Dürr	30,851
	Automotive Plant Engineering & Associated Capital Equipment
405,000	Rheinmetall	19,909
	Defense & Automotive
625,000	CTS Eventim	18,808
	Event Ticket Sales
690,000	NORMA Group	15,161
	Clamps for Automotive & Industrial Applications
165,400	Bertrandt	12,390
	Outsourced Engineering
333,000	Elringklinger	7,946
	Automobile Components
338,886	Deutsche Beteiligungs	6,691
	Private Equity Investment Management
		195,579
	> Sweden 2.2%
4,056,007	Hexagon	69,621
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (c)	43,732
	Engineering Consultants
658,700	Unibet	16,700
	European Online Gaming Operator
419,877	East Capital Explorer	2,892
	Sweden-based Russia & Central Eastern Europe Investment Fund
		132,945
	> Denmark 1.3%
1,648,800	Novozymes	42,755
	Industrial Enzymes
168,042	SimCorp	28,969
	Software for Investment Managers
166,013	Solar A/S	9,002
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		80,726

Number of Shares		Value (000)
	> Italy 1.1%
2,661,000	Pirelli (a)	$28,065
	Global Tire Supplier
166,200	Tod's (a)	16,671
	Leather Shoes & Bags
7,000,000	Geox (a)	15,486
	Apparel & Shoe Maker
8,951,757	CIR	8,829
	Italian Holding Company
		69,051
	> Russia 0.8%
1,123,695	Yandex (b)	21,406
	Search Engine for Russian & Turkish Languages
2,109,700	Petropavlovsk	15,114
	Gold & Iron Ore Mining in Russia
368,493	Mail.ru - GDR (b)(e)	12,550
	Internet Social Networking & Games for Russian Speakers
		49,070
	> Iceland 0.6%
35,982,499	Marel	36,188
	Largest Manufacturer of Poultry & Fish Processing Equipment
		36,188
	> Ireland 0.5%
263,400	Paddy Power	17,195
	Irish Betting Services
4,237,000	United Drug	11,118
	Irish Pharmaceutical Wholesaler & Outsourcer
		28,313
	> Spain 0.4%
618,320	Red Eléctrica de España	26,987
	Spanish Power Transmission
		26,987
	> Portugal 0.4%
8,635,000	Redes Energéticas Nacionais	22,858
	Portuguese Power Transmission & Gas Transportation
		22,858
	> Czech Republic 0.4%
130,682	Komercni Banka	22,798
	Leading Czech Universal Bank
		22,798
	> Norway 0.4%
2,403,664	Atea	21,165
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		21,165
	> Finland 0.3%
1,039,429	Stockmann (a)	21,015
	Department Store & Fashion Retailer in Scandinavia & Russia
		21,015
	> Belgium 0.3%
438,880	EVS Broadcast Equipment	20,704
	Digital Live Mobile Production Software & Systems
		20,704

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Kazakhstan 0.3%
3,319,000	Halyk Savings Bank of Kazakhstan - GDR (b)	$16,554
	Largest Retail Bank & Insurer in Kazakhstan
		16,554
	> Greece 0.1%
4,384,185	Intralot	4,949
	Lottery & Gaming Systems & Services
		4,949
Europe: Total		1,802,259
Other Countries 16.5%
	> South Africa 4.5%
1,170,188	Naspers	62,503
	Media in Africa, China, Russia & Other Emerging Markets
3,175,083	Mr. Price	43,531
	South African Retailer of Apparel, Household & Sporting Goods
19,098,300	Rand Merchant Insurance	40,676
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
11,763,907	Coronation Fund Managers	39,830
	South African Fund Manager
4,992,200	Adcock Ingram Holdings	36,696
	Manufacturer of Pharmaceuticals & Medical Supplies
8,679,940	Northam Platinum	24,827
	Platinum Mining in South Africa
1,025,504	Massmart Holdings	21,233
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		269,296
	> Canada 3.8%
1,403,772	CCL Industries	51,499
	Leading Global Label Manufacturer
1,212,597	ShawCor	43,890
	Oil & Gas Pipeline Products
653,200	Onex Capital	25,362
	Private Equity
582,942	AG Growth (a)	21,008
	Leading Manufacturer of Augers & Grain Handling Equipment
770,576	Black Diamond Group	17,264
	Provides Accommodations/Equipment for Oil Sands Development
984,500	Alliance Grain Traders	13,209
	Global Leader in Pulse Processing & Distribution
2,919,000	DeeThree Exploration (b)(c)(f)	9,272
1,142,377	DeeThree Exploration (b)(c)	3,703
	Canadian Oil & Gas Producer
2,096,514	Horizon North Logistics	11,964
	Provides Diversified Oil Service Offering in Northern Canada
263,857	Baytex (a)	11,116
	Oil & Gas Producer in Canada
454,000	Celtic Exploration (b)	6,141
	Canadian Oil & Gas Producer
1,607,306	Pan Orient (b)	5,920
	Asian Oil & Gas Explorer

Number of Shares		Value (000)
450,000	Athabasca Oil Sands (b)	$4,950
	Oil Sands & Unconventional Oil Development
1,611,000	Americas Petrogas (a)(b)	2,991
	Oil & Gas Exploration in Argentina, Potash in Peru
332,700	Crew Energy (b)	1,879
	Canadian Oil & Gas Producer
		230,168
	> Australia 3.6%
3,973,200	UGL (a)	50,875
	Engineering & Facilities Management
48,533,075	Commonwealth Property Office Fund	50,591
	Australia Prime Office REIT
11,936,400	Challenger Financial	40,091
	Largest Annuity Provider
498,560	Cochlear	33,859
	Cochlear Implants
7,595,003	IAG	27,240
	General Insurance Provider
1,576,290	Domino's Pizza Enterprises	16,294
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
		218,950
	> United States 3.4%
1,229,871	BioMarin Pharmaceutical (b)	48,678
	Biotech Focused on Orphan Diseases
952,080	Atwood Oceanics (b)	36,027
	Offshore Drilling Contractor
965,297	Textainer Group Holdings (a)	35,619
	Top International Container Leasor
763,228	World Fuel Services	29,026
	Global Fuel Broker
555,500	Hornbeck Offshore (b)	21,542
	Supply Vessel Operator in U.S. Gulf of Mexico
548,900	Rowan (b)	17,746
	Contract Offshore Driller
407,213	FMC Technologies (b)	15,975
	Oil & Gas Well Head Manufacturer
		204,613
	> Israel 1.0%
4,706,527	Israel Chemicals	52,074
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
625,000	Caesarstone (b)	7,569
	Quartz Countertops
		59,643
	> Senegal 0.2%
42,360	Sonatel	9,316
	Leading Telecoms Operator in Western Africa
		9,316
Other Countries: Total		991,986
Latin America 4.4%
	> Brazil 2.8%
3,700,000	Localiza Rent A Car	55,652
	Car Rental
1,200,000	Multiplus	28,618
	Loyalty Program Operator in Brazil

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Brazil—continued
1,880,200	Mills Estruturas e Servicos de Engenharia	$25,275
	Civil Engineering & Construction
4,500,000	Odontoprev	22,696
	Dental Insurance
1,300,000	Arcos Dorados (a)	19,214
	McDonald's Master Franchise for Latin America
3,577,000	MRV Engenharia	16,474
	Brazilan Property Developer
		167,929
	> Mexico 0.8%
600,000	Grupo Aeroportuario del Sureste - ADR	46,842
	Mexican Airport Operator
		46,842
	> Guatemala 0.3%
1,403,049	Tahoe Resources (b)	19,390
	Silver Project in Guatemala
		19,390
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (b)(f)(g)	12,794
	Farmland Operator in Uruguay
		12,794
	> Chile 0.2%
5,640,000	Viña Concha y Toro	11,038
	Global Branded Wine Manufacturer
		11,038
	> Colombia 0.1%
7,850,769	Canacol (b)	3,509
	Oil Producer in South America
22,525,000	Gulf United (b)	1,351
	Prospecting for Oil Alongside Large Producers in Colombia
		4,860
	> Argentina —%
4,950,000	Madalena Ventures (b)(f)	1,634
2,475,000	Madalena Ventures (b)	851
	Oil & Gas Exploration in Argentina
		2,485
Latin America: Total		265,338
Total Equities: 94.6% (Cost: $4,751,710)		5,700,496

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
111,196,657	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (h)	$111,197
Total Securities Lending Collateral: (Cost: $111,197)		111,197
Total Investments: 96.4% (Cost: $4,862,907)(i)(j)		5,811,693
Obligation to Return Collateral for Securities Loaned: (1.8)%		(111,197)
Cash and Other Assets Less Liabilities: 5.4%		326,071
Total Net Assets: 100.0%		$6,026,567

ADR - American Depositary Receipts

DVR - Differential Voting Right Equity Shares

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $110,353.

(b)  Non-income producing security.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
Archipelago Resources	29,063,787	-	-	29,063,787	$23,214	$-
DeeThree Exploration	4,061,377	-	-	4,061,377	12,975	-
Koninklijke TenCate*	1,371,573	53,685	190,500	1,234,758	32,962	-	**
Southern Arc Minerals	6,217,500	-	-	6,217,500	1,710	-
Sweco	4,150,024	-	-	4,150,024	43,732	1,574
UNIT4	1,591,702	-	-	1,591,702	40,567	677
Wacom*	23,790	-	3,694	20,096	45,009	794
Workspace Group*	8,000,000	-	8,000,000	-	-	298
Total of Affiliated Transactions	54,479,753	53,685	8,194,194	46,339,244	$200,169	$3,343

*  At June 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Rounds to less than $500.

  The aggregate cost and value of these companies at June 30, 2012 were $93,271 and $122,198 respectively. Investments in affiliated companies represented 2.03% of the Fund's total net assets at June 30, 2012.

(d)  Security is traded on a U.S. exchange.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2012, this security had an aggregate value of $12,550, which represented 0.21% of total net assets.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $23,700, which represented 0.39% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$12,794
DeeThree Exploration	9/7/10-3/8/11	2,919,000	10,228	9,272
Madalena Ventures	10/21/10	4,950,000	3,136	1,634
			$28,364	$23,700

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At June 30, 2012, for federal income tax purposes, the cost of investments was $4,862,907 and net unrealized appreciation was $948,786 consisting of gross unrealized appreciation of $1,372,957 and gross unrealized depreciation of $424,171.

(j)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,058,464	17.5
Euro	846,954	14.1
United States Dollar	507,517	8.4
Taiwan Dollar	434,241	7.2
British Pound	391,184	6.5
Hong Kong Dollar	343,012	5.7
Australian Dollar	330,146	5.5
Other currencies less than 5% of total net assets	1,900,175	31.5
Total Portfolio	$5,811,693	96.4

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$160,069	$2,480,844	$-	$2,640,913
Europe	40,871	1,761,388	-	1,802,259
Other Countries	433,078	558,908	-	991,986
Latin America	250,910	1,634	12,794	265,338
Total Equities	884,928	4,802,774	12,794	5,700,496
Total Securities Lending Collateral	111,197	-	-	111,197
Total Investments	$996,125	$4,802,774	$12,794	$5,811,693

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$10,584	$-	$-	$10,584

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Latin America	$12,462	$-	$332	$-	$-	$-	$-	$12,794
	$12,462	$-	$332	$-	$-	$-	$-	$12,794

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $332.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$498,256	8.3
Machinery	376,487	6.2
Industrial Materials & Specialty Chemicals	363,320	6.0
Construction	113,252	1.9
Conglomerates	82,269	1.4
Outsourcing Services	79,172	1.3
Electrical Components	78,914	1.3
Industrial Distribution	40,299	0.7
	1,631,969	27.1
> Consumer Goods & Services
Retail	362,751	6.0
Food & Beverage	205,154	3.4
Casinos & Gaming	204,526	3.4
Nondurables	111,534	1.9
Other Consumer Services	89,612	1.5
Travel	62,798	1.0
Apparel	53,546	0.9
Consumer Goods Distribution	52,921	0.9
Other Durable Goods	44,802	0.7
Restaurants	41,347	0.7
Educational Services	26,950	0.5
Other Entertainment	18,807	0.3
Furniture & Textiles	7,569	0.1
	1,282,317	21.3
> Information
Computer Hardware & Related Equipment	264,450	4.4
Mobile Communications	170,006	2.8
Internet Related	161,623	2.7
Business Software	139,157	2.3
Financial Processors	66,059	1.1
Instrumentation	61,762	1.0
Semiconductors & Related Equipment	51,879	0.9
Electronics Distribution	31,721	0.5
CATV	26,488	0.4
Computer Services	21,165	0.3
Telephone & Data Services	9,316	0.2
Satellite Broadcasting & Services	5,486	0.1
Advertising	4,669	0.1
	1,013,781	16.8
> Other Industries
Real Estate	383,867	6.4
Transportation	116,680	1.9
Regulated Utilities	61,175	1.0
	561,722	9.3

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Oil Services	$192,311	3.2
Mining	179,030	3.0
Oil & Gas Producers	75,778	1.3
Agricultural Commodities	26,003	0.4
Oil Refining, Marketing & Distribution	20,360	0.3
	493,482	8.2
> Finance
Insurance	159,044	2.6
Brokerage & Money Management	120,890	2.0
Banks	109,573	1.8
Finance Companies	75,767	1.3
	465,274	7.7
> Health Care
Medical Equipment & Devices	81,542	1.3
Biotechnology & Drug Delivery	48,678	0.8
Pharmaceuticals	47,814	0.8
Medical Supplies	46,536	0.8
Health Care Services	27,381	0.5
	251,951	4.2
Total Equities:	5,700,496	94.6
Security Lending Collateral:	111,197	1.8
Total Investments:	5,811,693	96.4
Obligation to Return Collateral for Securities Loaned:	(111,197)	(1.8)
Cash and Other Assets Less Liabilities:	326,071	5.4
Net Assets:	$6,026,567	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Information
SABA	0	337,000
Industrial Goods & Services
Moog	355,000	436,000
Polypore International	100,000	200,000
Consumer Goods & Services
Caesarstone (Israel)	20,000	200,000
Helen of Troy	106,000	262,000
Finance
CAI International	330,000	376,000
First Commonwealth	556,000	834,000
Health Care
ARIAD Pharmaceuticals	0	379,040
Cepheid	488,600	551,600
NPS Pharmaceuticals	1,055,000	1,163,600
Synageva Biopharma	29,671	129,002
Other Industries
DuPont Fabros Technology	519,000	625,000
Energy & Minerals
Approach Resource	100,000	244,000
Hornbeck Offshore	83,000	125,000

	Number of Shares
	3/31/12	6/30/12
Sales
Information
AboveNet	148,000	0
Ariba	408,000	0
Blackbaud	300,000	67,869
Global Payments	170,000	153,000
Ixia	903,000	813,000
NetSuite	281,000	211,000
Nice Systems - ADR (Israel)	177,000	160,000
ON Semiconductor	1,061,750	961,000
Polycom	165,000	0
SBA Communications	560,000	529,000
Trimble Navigation	168,000	151,000
Industrial Goods & Services
GrafTech International	686,000	616,000
Interline Brands	233,400	0
Kennametal	226,000	204,000
Pentair	585,000	0
Waste Connections	176,000	90,000
Consumer Goods & Services
Hertz	750,000	675,000
Lifetime Fitness	259,000	233,000
lululemon athletica	730,000	583,000
Pinnacle Entertainment	775,000	698,000
Saks	790,000	715,000
True Religion Apparel	82,300	0
Finance
Eaton Vance	340,500	306,500
Hancock Holding	278,678	251,000
Valley National Bancorp	675,000	641,750
Health Care
Akorn	733,000	642,000
Alexion Pharmaceuticals	251,000	83,000
Gen-Probe	72,000	0
Pacific Biosciences of California	385,000	0
Seattle Genetics	682,000	614,000
Sirona Dental Systems	224,000	202,000
Other Industries
Associated Estates Realty	600,000	540,000
World Fuel Services	256,000	230,000
Energy & Minerals
FMC Technologies	167,000	0
Rosetta Resources	143,000	129,000

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 99.6%
Information 30.7%
	> Business Software 9.3%
910,000	Informatica (a)	$38,548
	Enterprise Data Integration Software
698,000	Micros Systems (a)	35,738
	Information Systems for Hotels, Restaurants & Retailers
375,000	Ansys (a)	23,666
	Simulation Software for Engineers & Designers
243,000	Concur Technologies (a)	16,548
	Web Enabled Cost & Expense Management Software
211,000	NetSuite (a)	11,557
	End-to-end IT Systems Solutions Delivered Over the Web
290,000	SPS Commerce (a)	8,810
	Supply Chain Management Software Delivered via the Web
198,000	Advent Software (a)	5,368
	Asset Management & Trading Systems
337,000	SABA (a)	3,127
	Learning Management Systems
400,000	Velti (a)(b)	2,600
	Mobile Marketing Software Platform
67,869	Blackbaud	1,742
	Software & Services for Non-profits
		147,704
	> Semiconductors & Related Equipment 3.9%
1,958,000	Atmel (a)	13,119
	Microcontrollers, Radio Frequency & Memory Semiconductors
690,000	Microsemi (a)	12,758
	Analog/Mixed Signal Semiconductors
426,000	Monolithic Power Systems (a)	8,465
	High Performance Analog & Mixed Signal Integrated Circuits
262,000	Ultratech (a)	8,253
	Semiconductor Equipment
961,000	ON Semiconductor (a)	6,823
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,912
	Radio Frequency Semiconductors
390,000	Pericom Semiconductor (a)	3,510
	Interface Integrated Circuits & Frequency Control Products
50,000	Hittite Microwave (a)	2,556
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		61,396
	> Instrumentation 3.6%
180,000	Mettler-Toledo International (a)	28,053
	Laboratory Equipment
525,000	IPG Photonics (a)	22,885
	Fiber Lasers
151,000	Trimble Navigation (a)	6,947
	GPS-based Instruments
		57,885

Number of Shares		Value (000)
	> Telephone & Data Services 2.7%
1,457,000	tw telecom (a)	$37,387
	Fiber Optic Telephone/Data Services
400,000	Boingo Wireless (a)(b)	4,648
	Wholesale & Retail WiFi Networks
		42,035
	> Computer Hardware & Related Equipment 2.6%
1,317,000	II-VI (a)	21,954
	Laser Optics & Specialty Materials
292,000	Zebra Technologies (a)	10,033
	Bar Code Printers
160,000	Nice Systems - ADR (Israel) (a)	5,856
	Audio & Video Recording Solutions
97,000	Netgear (a)	3,348
	Networking Products for Small Business & Home
		41,191
	> Gaming Equipment & Services 2.2%
660,000	Bally Technologies (a)	30,796
	Slot Machines & Software
235,000	WMS Industries (a)	4,688
	Slot Machine Provider
		35,484
	> Computer Services 2.0%
556,000	ExlService Holdings (a)	13,700
	Business Process Outsourcing
97,000	Syntel	5,888
	Offshore IT Services
776,766	Hackett Group (a)	4,326
	IT Integration & Best Practice Research
640,000	RCM Technologies (a)(c)	3,546
	Technology & Engineering Services
359,000	WNS - ADR (India) (a)	3,493
	Offshore BPO (Business Process Outsourcing) Services
		30,953
	> Mobile Communications 1.9%
529,000	SBA Communications (a)	30,179
	Communications Towers
		30,179
	> Telecommunications Equipment 1.6%
732,000	Finisar (a)	10,951
	Optical Subsystems & Components
813,000	Ixia (a)	9,772
	Telecom Network Test Equipment
752,000	Infinera (a)	5,144
	Optical Networking Equipment
		25,867
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	6,655
	Electronic Manufacturing Services
		6,655
	> Financial Processors 0.4%
153,000	Global Payments	6,614
	Credit Card Processor
		6,614

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> TV Broadcasting 0.1%
875,000	Entravision Communications	$1,059
	Spanish Language TV & Radio Stations
		1,059
Information: Total		487,022
Industrial Goods & Services 17.2%
	> Machinery 13.3%
876,300	Ametek	43,736
	Aerospace/Industrial Instruments
747,200	Nordson	38,324
	Dispensing Systems for Adhesives & Coatings
835,000	ESCO Technologies	30,427
	Automatic Electric Meter Readers
890,000	Donaldson	29,699
	Industrial Air Filtration
631,000	HEICO	20,356
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	18,029
	Motion Control Products for Aerospace, Defense & Industrial Markets
150,000	Toro	10,993
	Turf Maintenance Equipment
200,000	Polypore International (a)(b)	8,078
	Battery Separators & Filtration Media
204,000	Kennametal	6,763
	Consumable Cutting Tools
146,000	Oshkosh Corporation (a)	3,059
	Specialty Truck Manufacturer
26,000	Middleby Corp (a)	2,590
	Manufacturer of Cooking Equipment
		212,054
	> Industrial Materials & Specialty Chemicals 1.1%
496,000	Drew Industries (a)	13,813
	RV & Manufactured Home Components
170,000	Albany International	3,181
	Paper Machine Clothing & Composites for Aerospace
		16,994
	> Electrical Components 0.9%
280,000	Acuity Brands	14,255
	Commercial Lighting Fixtures
		14,255
	> Other Industrial Services 0.8%
600,000	Acorn Energy (b)	4,992
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
240,000	TrueBlue (a)	3,715
	Temporary Manual Labor
109,000	Forward Air	3,518
	Freight Transportation Between Airports
		12,225
	> Waste Management 0.4%
65,000	Clean Harbors (a)	3,667
	Hazardous Waste Services & Disposal

Number of Shares		Value (000)
90,000	Waste Connections	$2,693
	Solid Waste Management
		6,360
	> Steel 0.4%
616,000	GrafTech International (a)	5,944
	Industrial Graphite Materials Producer
		5,944
	> Construction 0.3%
200,000	Fortune Brands Home & Security (a)	4,454
	Home Building Supplies & Small Locks
		4,454
Industrial Goods & Services: Total		272,286
Consumer Goods & Services 16.2%
	> Retail 5.4%
583,000	lululemon athletica (a)	34,764
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	15,994
	Teen Apparel Retailer
805,000	Pier 1 Imports	13,226
	Home Furnishing Retailer
356,000	Shutterfly (b)	10,926
	Internet Photo-centric Retailer
715,000	Saks (a)(b)	7,615
	Luxury Department Store Retailer
161,500	Teavana (a)(b)	2,185
	Specialty Tea Retailer
9,000	The Fresh Market (a)	483
	Specialty Food Retailer
		85,193
	> Travel 4.2%
849,700	Gaylord Entertainment (a)	32,764
	Convention Hotels
1,300,950	Avis Budget Group (a)	19,775
	Second Largest Car Rental Company
675,000	Hertz (a)	8,640
	Largest U.S. Rental Car Operator
64,000	Vail Resorts	3,205
	Ski Resort Operator & Developer
140,000	HomeAway (a)(b)	3,044
	Vacation Rental Online Marketplace
		67,428
	> Furniture & Textiles 1.6%
880,000	Knoll	11,810
	Office Furniture
621,500	Interface	8,471
	Modular & Broadloom Carpet
148,000	Herman Miller	2,741
	Office Furniture
200,000	Caesarstone (Israel) (a)	2,422
	Quartz Countertops
		25,444
	> Consumer Goods Distribution 1.2%
472,000	Pool	19,097
	Distributor of Swimming Pool Supplies & Equipment
		19,097

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Other Durable Goods 1.0%
206,000	Cavco Industries (a)	$10,564
	Manufactured Homes
126,000	Jarden	5,294
	Branded Household Products
		15,858
	> Apparel 0.8%
222,000	Warnaco Group (a)	9,453
	Global Branded Apparel Manufacturer
73,000	Deckers Outdoor (a)(b)	3,212
	Fashion Footwear Wholesaler
		12,665
	> Other Consumer Services 0.7%
233,000	Lifetime Fitness (a)	10,837
	Sport & Fitness Club Operator
		10,837
	> Nondurables 0.6%
262,000	Helen of Troy (a)	8,879
	Personal Care, Housewares, Healthcare & Home Environment Products
		8,879
	> Casinos & Gaming 0.4%
698,000	Pinnacle Entertainment (a)	6,715
	Regional Casino Operator
		6,715
	> Leisure Products 0.2%
230,000	Skullcandy (a)(b)	3,255
	Lifestyle Branded Headphones
		3,255
	> Educational Services 0.1%
37,350	ITT Educational Services (a)(b)	2,269
	Postsecondary Degree Services
		2,269
	> Food & Beverage —%
4,900	Annie's (a)(b)	205
	Developer & Marketer of Natural & Organic Food
		205
Consumer Goods & Services: Total		257,845
Finance 13.4%
	> Banks 7.6%
833,000	MB Financial	17,943
	Chicago Bank
1,053,000	Associated Banc-Corp	13,889
	Midwest Bank
431,597	Lakeland Financial	11,580
	Indiana Bank
211,000	City National	10,250
	Bank & Asset Manager
170,000	SVB Financial Group (a)	9,982
	Bank to Venture Capitalists
251,000	Hancock Holding	7,640
	Gulf Coast Bank
1,478,200	First Busey	7,140
	Illinois Bank

Number of Shares		Value (000)
641,750	Valley National Bancorp	$6,803
	New Jersey/New York Bank
535,000	TCF Financial	6,142
	Great Lakes Bank
834,000	First Commonwealth	5,613
	Western Pennsylvania Bank
844,000	TrustCo Bank	4,608
	New York State Bank
503,426	Pacific Continental Bank	4,465
	Pacific Northwest Bank
269,600	Eagle Bancorp (a)	4,246
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,219
	Baltimore, D.C. Bank
210,000	CVB Financial	2,447
	Inland Empire Business Bank
105,700	Hudson Valley	1,913
	Metro New York City Bank
851,247	Guaranty Bancorp (a)	1,796
	Colorado Bank
90,000	TriCo Bancshares	1,386
	California Central Valley Bank
		121,062
	> Finance Companies 3.8%
345,000	World Acceptance (a)	22,701
	Personal Loans
310,000	Textainer Group Holdings (b)	11,439
	Top International Container Leasor
346,000	McGrath Rentcorp	9,169
	Temporary Space & IT Rentals
376,000	CAI International (a)	7,475
	International Container Leasing
397,172	H & E Equipment Services (a)	5,970
	Heavy Equipment Leasing
100,000	Marlin Business Services	1,639
	Small Equipment Leasing
45,500	Regional Management (a)	748
	Consumer Loans
		59,141
	> Savings & Loans 1.0%
602,487	ViewPoint Financial	9,423
	Texas Thrift
194,000	Berkshire Hills Bancorp	4,268
	Northeast Thrift
173,073	Kaiser Federal	2,558
	Los Angeles Savings & Loan
		16,249
	> Brokerage & Money Management 0.5%
306,500	Eaton Vance (b)	8,260
	Specialty Mutual Funds
		8,260
	> Insurance 0.5%
55,000	Allied World Holdings	4,371
	Commerical Lines Insurance/Reinsurance

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Insurance—continued
39,000	Enstar Group (a)	$3,859
	Insurance/Reinsurance & Related Services
		8,230
Finance: Total		212,942
Health Care 10.3%
	> Biotechnology & Drug Delivery 6.3%
520,000	BioMarin Pharmaceutical (a)	20,582
	Biotech Focused on Orphan Diseases
614,000	Seattle Genetics (a)(b)	15,589
	Antibody-based Therapies for Cancer
421,000	Auxilium Pharmaceuticals (a)	11,321
	Biotech Focused on Niche Disease Areas
1,163,600	NPS Pharmaceuticals (a)	10,019
	Orphan Drugs & Healthy Royalties
83,000	Alexion Pharmaceuticals (a)	8,242
	Biotech Focused on Orphan Diseases
643,000	Isis Pharmaceuticals (a)	7,716
	Biotech Pioneer in Antisense Drugs
100,000	Onyx Pharmaceuticals (a)	6,645
	Commercial-stage Biotech Focused on Cancer
379,040	ARIAD Pharmaceuticals (a)	6,523
	Biotech Focused on Cancer
129,002	Synageva Biopharma (a)(b)	5,232
	Biotech Focused on Orphan Diseases
400,000	InterMune (a)	4,780
	Drugs for Pulmonary Fibrosis & Hepatitis C
317,506	Raptor Pharmaceutical (a)(b)	1,775
	Orphan Drug Company
948,000	Chelsea Therapeutics International (a)(b)	1,403
	Biotech Focused on Rare Diseases
530,000	Anthera Pharmaceuticals (a)	358
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex, Series A-1 (d)(e)	10
	Diabetes Drug Development
		100,195
	> Medical Supplies 1.8%
551,600	Cepheid (a)	24,684
	Molecular Diagnostics
53,000	Techne	3,933
	Cytokines, Antibodies & Other Reagents for Life Science
		28,617
	> Medical Equipment & Devices 1.1%
202,000	Sirona Dental Systems (a)	9,092
	Manufacturer of Dental Equipment
268,000	Hill-Rom Holdings	8,268
	Hospital Beds/Patient Handling
		17,360
	> Pharmaceuticals 0.8%
642,000	Akorn (a)	10,124
	Develops, Manufactures & Sells Specialty Generic Drugs
150,000	Horizon Pharma (a)(b)	1,070
	Specialty Pharma Company

Number of Shares		Value (000)
133,180	Alimera Sciences (a)(b)	$398
	Ophthalmology-focused Pharmaceutical Company
		11,592
	> Health Care Services 0.3%
664,900	Health Management Associates (a)	5,219
	Non-urban Hospitals
		5,219
Health Care: Total		162,983
Other Industries 7.3%
	> Real Estate 6.1%
915,000	Extra Space Storage	27,999
	Self Storage Facilities
625,000	DuPont Fabros Technology	17,850
	Technology-focused Office Buildings
561,200	Biomed Realty Trust	10,483
	Life Science-focused Office Buildings
783,000	Education Realty Trust	8,676
	Student Housing
540,000	Associated Estates Realty	8,073
	Multi-family Properties
1,380,000	Kite Realty Group	6,886
	Community Shopping Centers
958,000	DCT Industrial Trust	6,035
	Industrial Properties
100,000	Post Properties	4,895
	Multi-family Properties
77,000	Kilroy Realty	3,728
	West Coast Office & Industrial Properties
200,000	St. Joe (a)(b)	3,162
	Florida Panhandle Landowner
		97,787
	> Transportation 1.2%
230,000	World Fuel Services	8,747
	Global Fuel Broker
515,091	Rush Enterprises, Class A (a)	8,422
115,000	Rush Enterprises, Class B (a)	1,543
	Truck Sales & Service
		18,712
Other Industries: Total		116,499
Energy & Minerals 4.5%
	> Oil Services 2.0%
725,000	Atwood Oceanics (a)	27,434
	Offshore Drilling Contractor
125,000	Hornbeck Offshore (a)	4,847
	Supply Vessel Operator in U.S. Gulf of Mexico
		32,281
	> Oil & Gas Producers 1.8%
133,000	SM Energy	6,532
	Oil & Gas Producer
244,000	Approach Resource (a)	6,232
	Oil & Gas Producer in West Texas Permian
129,000	Rosetta Resources (a)	4,727
	Oil & Gas Producer Exploring in South Texas & Montana

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
170,000	Petroleum Development Corporation (a)	$4,168
	Oil & Gas Producer in U.S.
168,000	Swift Energy (a)	3,126
	Oil & Gas Exploration & Production
510,000	Quicksilver Resources (a)(b)	2,764
	Natural Gas & Coal Seam Gas Producer
262,200	Houston American Energy (a)(b)	294
	Oil & Gas Exploration/Production in Colombia
		27,843
	> Mining 0.7%
77,000	Core Laboratories (Netherlands)	8,924
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	2,646
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	299
	US Copper/Moly Mine
		11,869
Energy & Minerals: Total		71,993
Total Equities: 99.6% (Cost: $1,126,154)		1,581,570

Number of Shares		Value (000)
Securities Lending Collateral 3.4%
53,351,300	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	$53,351
Total Securities Lending Collateral: (Cost: $53,351)		53,351
Total Investments: 103.0% (Cost: $1,179,505)(g)(h)		1,634,921
Obligation to Return Collateral for Securities Loaned: (3.4)%		(53,351)
Cash and Other Assets Less Liabilities: 0.4%		6,291
Total Net Assets: 100.0%		$1,587,861

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $52,943.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
RCM Technologies	640,000	-	-	640,000	$3,546	$-
Total of Affiliated Transactions	640,000	-	-	640,000	$3,546	$-

  The aggregate cost and value of this company at June 30, 2012, were $3,624 and $3,546, respectively. Investments in affiliated companies represented 0.22% of the Fund's total net assets at June 30, 2012.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $10, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$10
			$2,000	$10

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2012, for federal income tax purposes, the cost of investments was $1,179,505 and net unrealized appreciation was $455,416 consisting of gross unrealized appreciation of $563,241 and gross unrealized depreciation of $107,825.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(h)  On June 30, 2012, the market value of foreign securities represented 1.30% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$8,924	0.56
Israel	8,278	0.52
India	3,493	0.22
Total Foreign Portfolio	$20,695	1.30

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$487,022	$-	$-	$487,022
Industrial Goods & Services	272,286	-	-	272,286
Consumer Goods & Services	257,845	-	-	257,845
Finance	212,942	-	-	212,942
Health Care	162,973	-	10	162,983
Other Industries	116,499	-	-	116,499
Energy & Minerals	71,993	-	-	71,993
Total Equities	1,581,560	-	10	1,581,570
Total Securities Lending Collateral	53,351	-	-	53,351
Total Investments	$1,634,911	$-	$10	$1,634,921

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Health Care	$27	$-	$(17)	$-	$-	$-	$-	$10
	$27	$-	$(17)	$-	$-	$-	$-	$10

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $17.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Asia
> Taiwan
CTCI Corp	2,789,400	3,508,400
Taiwan Mobile	1,179,000	3,133,800
> Japan
Start Today	0	496,000
Other Countries
> Australia
Challenger Financial	826,355	2,809,800
Commonwealth Property Office Fund	3,170,358	10,466,968
IAG	0	1,652,046
UGL	0	1,000,050
> Canada
Goldcorp	0	344,400
Latin America
> Mexico
Fresnillo	0	597,400
> Guatemala
Tahoe Resources	0	196,800

	Number of Shares
	3/31/12	6/30/12
Sales
Asia
> Japan
Ain Pharmaciez	74,000	0
Asahi Diamond Industrial	528,000	1,000
Gree	59,400	0
Kansai Paint	1,911,000	319,000
> China
NetEase.com - ADR	84,000	1,000
> Korea
NHN	49,830	32,830
Other Countries
> South Africa
Northam Platinum	1,146,000	0
Rand Merchant Insurance	7,601,015	6,483,015
> Canada
AG Growth	89,000	0
Europe
> Germany
Rheinmetall	109,500	0
Rhoen-Klinikum	175,000	0
> United Kingdom
Chemring	772,800	0
Intertek Group	178,000	79,000
JLT Group	314,000	296,400
Serco	659,000	583,000
> Netherlands
Core Laboratories	28,100	0
Imtech	239,919	190,916
> Switzerland
Kuehne & Nagel	28,000	0
> Denmark
Novozymes	145,000	125,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 94.9%
Asia 44.4%
	> Singapore 15.0%
13,130,000	Ascendas REIT	$22,399
	Industrial Property Landlord
20,395,000	Mapletree Industrial Trust	19,537
	Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	8,664
	Industrial Property Landlord
		50,600
	> Taiwan 12.2%
11,103,000	Far EasTone Telecom	24,156
	Taiwan's Third Largest Mobile Operator
3,133,800	Taiwan Mobile	10,363
	Taiwan's Second Largest Mobile Operator
3,508,400	CTCI Corp	6,569
	International Engineering Firm
		41,088
	> Japan 10.1%
5,753,734	Seven Bank	14,776
	ATM Processing Services
8,970	Jupiter Telecommunications	9,146
	Largest Cable Service Provider in Japan
496,000	Start Today	6,931
	Online Japanese Apparel Retailer
319,000	Kansai Paint	3,418
	Paint Producer in Japan, India, China & Southeast Asia
1,000	Asahi Diamond Industrial	11
	Consumable Diamond Tools
		34,282
	> China 2.7%
4,146,000	Zhaojin Mining Industry	5,452
	Gold Mining & Refining in China
3,044,000	Want Want	3,764
	Chinese Branded Consumer Food Company
1,000	NetEase.com - ADR (a)	59
	Chinese Online Gaming Services
		9,275
	> Indonesia 2.3%
9,272,000	Archipelago Resources (a)	7,406
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
1,404,000	MNC Skyvision (a)	235
	Largest Satellite Pay TV Operator in Indonesia
		7,641
	> Korea 2.1%
32,830	NHN	7,201
	Korean Online Search Services
		7,201
Asia: Total		150,087
Other Countries 28.6%
	> Australia 11.6%
1,000,050	UGL	12,805
	Engineering & Facilities Management

Number of Shares		Value (000)
10,466,968	Commonwealth Property Office Fund	$10,911
	Australia Prime Office REIT
2,809,800	Challenger Financial	9,437
	Largest Annuity Provider
1,652,046	IAG	5,925
	General Insurance Provider
		39,078
	> South Africa 8.7%
6,483,015	Rand Merchant Insurance	13,808
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
1,317,200	Adcock Ingram Holdings	9,682
	Manufacturer of Pharmaceuticals & Medical Supplies
112,700	Naspers	6,020
	Media in Africa, China, Russia & Other Emerging Markets
		29,510
	> Canada 5.0%
344,400	Goldcorp	12,943
	Gold Mining
106,400	CCL Industries	3,903
	Leading Global Label Manufacturer
		16,846
	> United States 1.8%
94,000	Atwood Oceanics (a)	3,557
	Offshore Drilling Contractor
52,000	SM Energy	2,554
	Oil & Gas Producer
		6,111
	> Israel 1.5%
460,000	Israel Chemicals	5,090
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		5,090
Other Countries: Total		96,635
Europe 16.4%
	> Germany 3.6%
630,000	Wirecard	12,216
	Online Payment Processing & Risk Management
		12,216
	> United Kingdom 3.4%
583,000	Serco	4,896
	Facilities Management
79,000	Intertek Group	3,310
	Testing, Inspection, Certification Services
296,400	JLT Group	3,256
	International Business Insurance Broker
		11,462
	> Sweden 3.0%
595,666	Hexagon	10,225
	Design, Measurement & Visualization Software & Equipment
		10,225

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Iceland 1.7%
4,800,000	Marel	$5,838
	Largest Manufacturer of Poultry & Fish Processing Equipment
		5,838
	> Netherlands 1.4%
190,916	Imtech	4,559
	Electromechanical & Information & Communications Technology Installation & Maintenance
		4,559
	> Switzerland 1.3%
24,000	Partners Group	4,268
	Private Markets Asset Management
		4,268
	> Belgium 1.0%
74,000	EVS Broadcast Equipment	3,491
	Digital Live Mobile Production Software & Systems
		3,491
	> Denmark 1.0%
125,000	Novozymes	3,241
	Industrial Enzymes
		3,241
Europe: Total		55,300
Latin America 5.5%
	> Mexico 4.0%
597,400	Fresnillo	13,684
	Silver & Metal Byproduct Mining in Mexico
		13,684

Number of Shares		Value (000)
	> Guatemala 0.8%
196,800	Tahoe Resources (a)	$2,720
	Silver Project in Guatemala
		2,720
	> Uruguay 0.5%
191,666	Union Agriculture Group (a)(b)(c)	1,876
	Farmland Operator in Uruguay
		1,876
	> Colombia 0.2%
1,880,000	Santa Maria Petroleum (a)(b)	567
	Explores for Oil & Gas in Latin America
		567
Latin America: Total		18,847
Total Equities: 94.9% (Cost: $273,433)		320,869
Total Investments: 94.9% (Cost: $273,433)(d)(e)		320,869
Cash and Other Assets Less Liabilities: 5.1%		17,265
Total Net Assets: 100.0%		$338,134

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $2,443, which represented 0.72% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200	$1,876
Santa Maria Petroleum	1/14/11	1,880,000	2,376	567
			$4,576	$2,443

(c)  Illiquid security.

(d)  At June 30, 2012, for federal income tax purposes, the cost of investments was $273,433 and net unrealized appreciation was $47,436 consisting of gross unrealized appreciation of $56,811 and gross unrealized depreciation of $9,375.

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(e)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Singapore Dollar	$50,600	15.0
Taiwan Dollar	41,089	12.2
Austrailian Dollar	39,078	11.6
Japanese Yen	34,282	10.1
British Pound	32,552	9.6
South African Rand	29,510	8.7
United States Dollar	20,988	6.2
Euro	20,266	6.0
Other currencies less than 5% of total net assets	52,504	15.5
Total Portfolio	$320,869	94.9

  At June 30, 2012, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	ZAR	236,888	$28,000	7/13/12	$(932)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD = United States Dollar

ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$59	$150,028	$-	$150,087
Other Countries	22,957	73,678	-	96,635
Europe	-	55,300	-	55,300
Latin America	2,720	14,251	1,876	18,847
Total Equities	25,736	293,257	1,876	320,869
Total Investments	$25,736	$293,257	$1,876	$320,869
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(932)	-	(932)
Total Investments	$25,736	$292,325	$1,876	$319,937

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the Investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Latin America	$1,828	$-	$48	$-	$-	$-	$-	$1,876
	$1,828	$-	$48	$-	$-	$-	$-	$1,876

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $48.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Information
Mobile Communications	$34,520	10.2
Internet Related	13,279	4.0
Financial Processors	12,216	3.6
Business Software	10,224	3.0
CATV	9,146	2.7
Computer Hardware & Related Equipment	3,491	1.0
Satellite Broadcasting & Services	235	0.1
	83,111	24.6
> Other Industries
Real Estate	61,511	18.2
> Finance
Insurance	32,427	9.6
Banks	14,776	4.4
Brokerage & Money Management	4,268	1.2
	51,471	15.2
> Energy & Minerals
Mining	42,204	12.5
Oil Services	3,557	1.0
Oil & Gas Producers	3,121	0.9
Agricultural Commodities	1,876	0.6
	50,758	15.0
> Industrial Goods & Services
Other Industrial Services	20,674	6.1
Industrial Materials & Specialty Chemicals	11,749	3.5
Construction	6,569	1.9
Machinery	5,849	1.7
Outsourcing Services	4,896	1.5
	49,737	14.7

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$6,931	2.0
Nondurables	3,904	1.2
Food & Beverage	3,764	1.1
	14,599	4.3
> Health Care
Pharmaceuticals	9,682	2.9
Total Equities:	320,869	94.9
Total Investments:	320,869	94.9
Cash and Other Assets Less Liabilities:	17,265	5.1
Net Assets:	$338,134	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Industrial Goods & Services
Nordson	160,000	220,000
Information
Globalstar	15,000,000	16,721,800
Consumer Goods & Services
Vail Resorts	0	235,000
Energy & Minerals
Canadian Solar (China)	2,700,000	3,301,200
Houston American Energy	826,400	1,455,000
Tuscany International Drilling (Colombia)	12,700,000	13,613,200

	Number of Shares
	3/31/12	6/30/12
Sales
Industrial Goods & Services
Ametek	1,490,000	1,358,000
Donaldson	1,260,000	1,140,000
Expeditors International of Washington	600,000	475,000
Kennametal	975,000	865,000
Pall	690,000	625,000
Quanta Services	1,420,000	1,000,000
Information
Amphenol	645,000	560,000
Atmel	1,175,000	1,140,000
Sanmina-SCI	4,375,000	3,026,600
SBA Communications	1,010,000	735,000
VisionChina Media - ADR (China)	6,108,437	5,427,200
WNS - ADR (India)	3,940,000	3,405,000
Consumer Goods & Services
Abercrombie & Fitch	555,000	455,000
Coach	615,000	555,000
Gaylord Entertainment	1,020,000	930,000
Hertz	5,225,000	4,495,000
IFM Investments (Century 21 China RE) - ADR (China)	1,143,333	998,000
ITT Educational Services	270,000	223,000
lululemon athletica	390,000	305,000
RexLot Holdings (China)	260,000,000	208,000,000
Safeway	1,100,000	0
Tiffany & Co.	200,000	184,000
Finance
City National	630,000	540,000
CNO Financial Group	8,325,000	7,140,000
Discover Financial Services	2,115,000	1,935,000
Regional Management	84,500	0
SEI Investments	965,000	775,000
Energy & Minerals
Canacol (Colombia)	30,872,300	29,187,400
Eacom Timber (Canada)	33,572,000	8,440,000
Kirkland Lake Gold (Canada)	870,000	835,000
Pacific Rubiales Energy (Colombia)	1,480,000	1,170,000
Petrodorado (Colombia)	34,700,000	33,700,000
Shamaran Petroleum (Iraq)	36,500,000	30,473,500
Health Care
Akorn	1,400,000	1,310,000
NPS Pharmaceuticals	2,510,000	2,340,000
Seattle Genetics	395,000	383,000
Other Industries
Biomed Realty Trust	1,660,000	1,435,000

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 98.0%
Industrial Goods & Services 21.7%
	> Machinery 16.4%
1,358,000	Ametek	$67,778
	Aerospace/Industrial Instruments
1,140,000	Donaldson	38,042
	Industrial Air Filtration
625,000	Pall	34,256
	Filtration & Fluids Clarification
865,000	Kennametal	28,675
	Consumable Cutting Tools
220,000	Nordson	11,284
	Dispensing Systems for Adhesives & Coatings
		180,035
	> Outsourcing Services 2.2%
1,000,000	Quanta Services (a)	24,070
	Electrical & Telecom Construction Services
		24,070
	> Other Industrial Services 1.7%
475,000	Expeditors International of Washington	18,406
	International Freight Forwarder
		18,406
	> Industrial Materials & Specialty Chemicals 1.4%
300,000	FMC Corporation	16,044
	Niche Specialty Chemicals
		16,044
Industrial Goods & Services: Total		238,555
Information 20.1%
	> Mobile Communications 8.0%
735,000	SBA Communications (a)	41,932
	Communications Towers
700,000	Crown Castle International (a)	41,062
	Communications Towers
16,721,800	Globalstar (a)(b)(c)	5,351
	Satellite Mobile Voice & Data Carrier
		88,345
	> Computer Services 3.0%
3,405,000	WNS - ADR (India) (a)(b)	33,131
	Offshore BPO (Business Process Outsourcing) Services
		33,131
	> Computer Hardware & Related Equipment 2.8%
560,000	Amphenol	30,755
	Electronic Connectors
		30,755
	> Contract Manufacturing 2.3%
3,026,600	Sanmina-SCI (a)	24,788
	Electronic Manufacturing Services
		24,788
	> Instrumentation 1.8%
126,000	Mettler-Toledo International (a)	19,637
	Laboratory Equipment
		19,637

Number of Shares		Value (000)
	> Business Software 1.0%
167,000	Concur Technologies (a)	$11,373
	Web Enabled Cost & Expense Management Software
		11,373
	> Semiconductors & Related Equipment 0.7%
1,140,000	Atmel (a)	7,638
	Microcontrollers, Radio Frequency & Memory Semiconductors
		7,638
	> Advertising 0.5%
5,427,200	VisionChina Media - ADR (China) (a)(b)(c)	5,047
	Advertising on Digital Screens in China's Mass Transit System
		5,047
Information: Total		220,714
Consumer Goods & Services 19.2%
	> Travel 9.6%
4,495,000	Hertz (a)	57,536
	Largest U.S. Rental Car Operator
930,000	Gaylord Entertainment (a)	35,861
	Convention Hotels
235,000	Vail Resorts	11,769
	Ski Resort Operator & Developer
		105,166
	> Retail 3.9%
305,000	lululemon athletica (a)	18,187
	Premium Active Apparel Retailer
455,000	Abercrombie & Fitch	15,534
	Teen Apparel Retailer
184,000	Tiffany & Co.	9,743
	Luxury Good Retailer
		43,464
	> Apparel 2.9%
555,000	Coach	32,456
	Designer & Retailer of Branded Leather Accessories
		32,456
	> Casinos & Gaming 1.4%
208,000,000	RexLot Holdings (China)	14,900
	Lottery Equipment Supplier in China
		14,900
	> Educational Services 1.2%
223,000	ITT Educational Services (a)(c)	13,547
	Postsecondary Degree Services
		13,547
	> Other Consumer Services 0.1%
998,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(b)	1,088
	Provide Real Estate Services in China
		1,088

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)(c)(d)	$621
	All-natural Sweetener Extracted from the Stevia Plant
		621
Consumer Goods & Services: Total		211,242
Finance 16.2%
	> Credit Cards 6.1%
1,935,000	Discover Financial Services	66,912
	Credit Card Company
		66,912
	> Insurance 5.0%
7,140,000	CNO Financial Group	55,692
	Life, Long-term Care & Medical Supplement Insurance
		55,692
	> Banks 3.7%
540,000	City National	26,233
	Bank & Asset Manager
1,075,000	Associated Banc-Corp	14,179
	Midwest Bank
		40,412
	> Brokerage & Money Management 1.4%
775,000	SEI Investments	15,415
	Mutual Fund Administration & Investment Management
		15,415
Finance: Total		178,431
Energy & Minerals 9.7%
	> Oil & Gas Producers 5.3%
1,170,000	Pacific Rubiales Energy (Colombia)	24,777
	Oil Production & Exploration in Colombia
29,187,400	Canacol (Colombia) (a)	13,044
	Oil Producer in South America
33,700,000	Petrodorado (Colombia) (a)(b)	5,296
17,144,000	Petrodorado - Warrants (Colombia) (a)(e)	243
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
30,473,500	Shamaran Petroleum (Iraq) (a)	5,088
	Oil Exploration in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(e)	4,187
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	232
	Oil & Gas Exploration/Production in the North Sea
17,575,000	Petromanas (Canada) (a)	3,711
	Exploring for Oil in Albania
1,455,000	Houston American Energy (a)(c)	1,630
	Oil & Gas Exploration/Production in Colombia
		58,208

Number of Shares		Value (000)
	> Agricultural Commodities 1.6%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	$17,058
	Farmland Operator in Uruguay
8,440,000	Eacom Timber (Canada) (a)	829
	Canadian Lumber Producer
		17,887
	> Alternative Energy 1.5%
3,301,200	Canadian Solar (China) (a)(b)(c)	11,884
	Solar Cell & Module Manufacturer
2,425,000	Synthesis Energy Systems (China) (a)	2,959
	Owner/Operator of Gasification Plants
1,165,000	Real Goods Solar (a)	1,316
	Residential Solar Energy Installer
		16,159
	> Mining 0.8%
835,000	Kirkland Lake Gold (Canada) (a)	8,989
	Gold Mining
		8,989
	> Oil Services 0.5%
13,613,200	Tuscany International Drilling (Colombia) (a)	5,282
	South America-based Drilling Rig Contractor
		5,282
Energy & Minerals: Total		106,525
Health Care 6.0%
	> Biotechnology & Drug Delivery 2.7%
2,340,000	NPS Pharmaceuticals (a)	20,148
	Orphan Drugs & Healthy Royalties
383,000	Seattle Genetics (a)(c)	9,724
	Antibody-based Therapies for Cancer
		29,872
	> Pharmaceuticals 1.9%
1,310,000	Akorn (a)	20,659
	Develops, Manufactures & Sells Specialty Generic Drugs
		20,659
	> Medical Supplies 1.4%
190,000	Henry Schein (a)	14,913
	Largest Distributor of Healthcare Products
		14,913
Health Care: Total		65,444
Other Industries 5.1%
	> Real Estate 3.7%
1,435,000	Biomed Realty Trust	26,806
	Life Science-focused Office Buildings
475,000	DuPont Fabros Technology	13,566
	Technology-focused Office Buildings
		40,372

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Regulated Utilities 1.4%
403,000	Wisconsin Energy	$15,946
	Wisconsin Utility
		15,946
Other Industries: Total		56,318
Total Equities: 98.0% (Cost: $835,953)		1,077,229
Securities Lending Collateral 2.4%
26,067,257	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	26,067
Total Securities Lending Collateral: (Cost: $26,067)		26,067
Total Investments: 100.4% (Cost: $862,020)(g)(h)		1,103,296
Obligation to Return Collateral for Securities Loaned: (2.4)%		(26,067)
Cash and Other Assets Less Liabilities: 2.0%		21,891
Total Net Assets: 100.0%		$1,099,120

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/12	Value	Dividend
Canacol*	31,372,300	-	2,184,900	29,187,400	$13,044	$-
Canadian Overseas Petroleum	24,000,000	-	-	24,000,000	4,187	-
Canadian Solar	2,700,000	601,200	-	3,301,200	11,884	-
Eacom Timber*	36,000,000	-	27,560,000	8,440,000	829	-
GLG Life Tech*	1,850,000	-	350,000	1,500,000	621	-
Globalstar	13,184,322	3,815,678	278,200	16,721,800	5,351	-
IFM Investments (Century 21 China RE) - ADR**	3,430,000	-	2,432,000	998,000	1,088	-
Petrodorado	34,700,000	-	1,000,000	33,700,000	5,296	-
Real Goods Solar*	1,500,000	-	335,000	1,165,000	1,316	-
Sanmina-SCI*	6,100,000	-	3,073,400	3,026,600	24,788	-
Synthesis Energy Systems*	2,950,372	-	525,372	2,425,000	2,959	-
VisionChina Media - ADR	7,000,000	-	1,572,800	5,427,200	5,047	-
WNS - ADR	4,254,230	-	849,230	3,405,000	33,131	-
Total of Affiliated Transactions	169,041,224	4,416,878	40,160,902	133,297,200	$109,541	$-

*  At June 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 1:3 stock split.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The aggregate cost and value of these companies at June 30, 2012, were $152,247 and $65,984, respectively. Investments in affiliated companies represented 6.00% of the Fund's total net assets at June 30, 2012.

(c)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $25,542.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2012, the market value of these securities amounted to $21,720, which represented 1.98% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculuture Group	12/8/10-6/27/12	1,742,424	$20,000	$17,058
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	4,187
Petrodorado - Warrants	11/20/09	17,144,000	2,118	243
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	232
			$33,880	$21,720

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2012, for federal income tax purposes, the cost of investments was $862,020 and net unrealized appreciation was $241,276 consisting of gross unrealized appreciation of $390,213 and gross unrealized depreciation of $148,937.

(h)  On June 30, 2012, the market value of foreign securities represented 14.41% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Colombia	$48,642	4.43
China	35,878	3.27
India	33,131	3.01
Uruguay	17,058	1.55
Canada	14,150	1.29
Iraq	5,088	0.46
United Kingdom	4,419	0.40
Total Foreign Portfolio	$158,366	14.41

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$238,555	$-	$-	$238,555
Information	220,714	-	-	220,714
Consumer Goods & Services	195,721	15,521	-	211,242
Finance	178,431	-	-	178,431
Energy & Minerals	84,805	4,662	17,058	106,525
Health Care	65,444	-	-	65,444
Other Industries	56,318	-	-	56,318
Total Equities	1,039,988	20,183	17,058	1,077,229
Total Securities Lending Collateral	26,067	-	-	26,067
Total Investments	$1,066,055	$20,183	$17,058	$1,103,296

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,665	$1,665	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending June 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Equities
Energy & Minerals	$16,617	$-	$441	$-	$-	$-	$-	$17,058
	$16,617	$-	$441	$-	$-	$-	$-	$17,058

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $441.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 6/30/12	Valuation Technique(s)	Unobservable Input (s)	Range (Weighted Average)
Equities	17,058	Market comparable companies	Discount for lack of marketability	-2% to -28% (-12%)

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs which may include, but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
	> Affiliated Stock Funds: 49.4%
1,176,526	Columbia Acorn International Fund, Class I	$43,684
2,984,136	Columbia Dividend Income Fund, Class I	43,240
1,097,965	Columbia Acorn Fund, Class I	32,675
2,152,889	Columbia Contrarian Core Fund, Class I	32,487
1,706,619	Columbia Select Large Cap Growth Fund, Class I (a)	21,862
872,274	Columbia Acorn Select Fund, Class I	21,772
1,599,099	Columbia Large Cap Enhanced Core Fund, Class I	21,684
Total Stock Funds: (Cost: $196,004)		217,404

Number of Shares		Value (000)
	> Affiliated Bond Funds: 48.2%
11,245,529	Columbia Intermediate Bond Fund, Class I	$105,933
6,646,182	Columbia Income Opportunities Fund, Class I	63,936
3,616,501	Columbia U.S. Treasury Index Fund, Class I	42,205
Total Bond Funds: (Cost: $208,564)		212,074
Total Investments: 97.6% (Cost: $404,568)(b)		429,478
Cash and Other Assets Less Liabilities: 2.4%		10,573
Total Net Assets: 100.0%		$440,051

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At June 30, 2012 for federal income tax purposes, the cost of investments was $404,568 and net unrealized gain was $24,910 consisting of gross unrealized appreciation of $24,910 and gross unrealized depreciation of $0.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day. Typical Level 2 securities include short-term investments valued at amortized cost.

  Under the direction of the Board of Trustees (the Board), the Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$217,404	$-	$-	$217,404
Total Bond Funds	212,074	-	-	212,074
Total Investments	$429,478	$-	$-	$429,478

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Asia
> Taiwan
CTCI Corp	64,762	73,762
Far EasTone Telecom	58,126	74,126
MStar Semiconductor	9,800	13,500
PC Home	13,700	15,700
> Indonesia
Archipelago Resources	137,500	150,100
Mayora Indah	0	13,600
Surya Citra Media	93,264	102,764
Tower Bersama Infrastructure	535,709	537,609
> Hong Kong
AAC Technologies	18,027	21,027
Lifestyle International	28,089	52,089
Sasa International	89,999	99,799
> China
RexLot Holdings	823,246	1,196,000
> India
Redington India	7,562	37,794
> Philippines
Int'l Container Terminal	40,787	44,487
> Cambodia
Nagacorp	340,000	420,000
> Mongolia
Mongolian Mining	98,500	140,500
> Singapore
Petra Foods	0	19,900
Other Countries
> South Africa
Mr. Price	6,597	6,797
> United States
Textainer Group Holdings	2,204	2,404
> Canada
Americas Petrogas	17,500	19,000
Europe
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	17,800	19,400
> France
Compagnie Française de l'Afrique Occidentale	0	325

	Number of Shares
	3/31/12	6/30/12
Latin America
> Brazil
Arcos Dorados	0	4,000
MRV Engenharia	11,325	12,425
Multiplus	3,144	3,444
> Mexico
Grupo Aeroportuario del Sureste - ADR	1,647	1,747

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	3/31/12	6/30/12
Sales
Asia
> Indonesia
Jasa Marga	109,911	0
> China
NetEase.com - ADR	1,277	977
Other Countries
> South Africa
Northam Platinum	15,354	10,854
> Canada
Alliance Grain Traders	10,801	8,801
Crew Energy	4,172	0
Europe
> Sweden
East Capital Explorer	8,806	4,006
> Germany
Dürr	1,229	1,060
> France
Rubis	965	0
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	3,361	0

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 96.9%
Asia 60.7%
	> Taiwan 19.3%
74,126	Far EasTone Telecom	$161
	Taiwan's Third Largest Mobile Operator
73,762	CTCI Corp	138
	International Engineering Firm
9,200	St. Shine Optical	103
	World's Leading Disposable Contact Lens OEM
42,990	Chroma Ate	98
	Automatic Test Systems, Testing & Measurement Instruments
33,000	Tripod Technologies	94
	Printed Circuit Boards (PCB)
13,500	MStar Semiconductor	91
	Integrated Circuits for TV, Digital Set-top-box & Handset
15,700	PC Home	89
	Taiwanese Internet Retail Company
12,342	Simplo Technology	85
	Battery Packs for Notebook & Tablet PCs
15,277	Radiant Opto-Electronics (a)	78
	LCD Back Light Units & Modules
21,169	Advantech	70
	Industrial PC & Components
18,500	Lung Yen	54
	Funeral Services & Columbaria
23,689	Taiwan Hon Chuan	53
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
		1,114
	> Indonesia 11.2%
369,019	Ace Indonesia	200
	Home Improvement Retailer
537,609	Tower Bersama Infrastructure (a)	188
	Communications Towers
150,100	Archipelago Resources (a)	120
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
102,764	Surya Citra Media	105
	Free to Air TV in Indonesia
13,600	Mayora Indah	37
	Consumer Branded Food Manufacturer
		650
	> Hong Kong 7.1%
52,089	Lifestyle International	115
	Mid to High-end Department Store Operator in Hong Kong & China
128,862	Melco International	105
	Macau Casino Operator
5,650	Melco Crown Entertainment - ADR (a)	65
	Macau Casino Operator
99,799	Sasa International	63
	Cosmetics Retailer
21,027	AAC Technologies	61
	Miniature Acoustic Components
		409

Number of Shares		Value (000)
	> China 6.0%
54,951	Digital China	$97
	IT Distribution & Systems Integration Services
1,196,000	RexLot Holdings	86
	Lottery Equipment Supplier in China
977	NetEase.com - ADR (a)	57
	Chinese Online Gaming Services
1,254	51job - ADR (a)(b)	57
	Integrated Human Resource Services
111,475	AMVIG Holdings	49
	Chinese Tobacco Packaging Material Supplier
		346
	> India 5.2%
8,635	United Breweries	85
	India's Largest Brewer
14,240	Titan Industries	57
	Jewlery, Watches & Eyeglasses
24,700	Adani Ports & Special Economic Zone	54
	Indian West Coast Shipping Port
37,794	Redington India	52
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
33,749	Jain Irrigation Systems	51
	Agricultural Micro-irrigation Systems & Food Processing
		299
	> Philippines 3.4%
44,487	Int'l Container Terminal	78
	Container Handling Terminals & Port Management
109,465	Manila Water Company	64
	Water Utility Company in the Philippines
176,818	SM Prime Holdings	55
	Shopping Mall Operator
		197
	> Cambodia 3.3%
420,000	Nagacorp	188
	Casino/Entertainment Complex in Cambodia
		188
	> Thailand 1.9%
272,518	Home Product Center	109
	Home Improvement Retailer
		109
	> Mongolia 1.4%
140,500	Mongolian Mining (a)	80
	Coking Coal Mining in Mongolia
		80
	> Japan 1.2%
6,760	Kansai Paint	72
	Paint Producer in Japan, India, China & Southeast Asia
		72
	> Singapore 0.7%
19,900	Petra Foods	39
	Cocoa Processor & Chocolate Manufacturer
		39
Asia: Total		3,503

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Other Countries 16.9%
	> South Africa 10.9%
75,000	Rand Merchant Insurance	$160
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
45,226	Coronation Fund Managers	153
	South African Fund Manager
16,350	Adcock Ingram Holdings	120
	Manufacturer of Pharmaceuticals & Medical Supplies
6,797	Mr. Price	93
	South African Retailer of Apparel, Household & Sporting Goods
3,497	Massmart Holdings	73
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
10,854	Northam Platinum	31
	Platinum Mining in South Africa
		630
	> United States 3.3%
2,404	Textainer Group Holdings (b)	89
	Top International Container Leasor
1,709	Hornbeck Offshore (a)	66
	Supply Vessel Operator in U.S. Gulf of Mexico
952	Atwood Oceanics (a)	36
	Offshore Drilling Contractor
		191
	> Canada 2.7%
8,801	Alliance Grain Traders	118
	Global Leader in Pulse Processing & Distribution
19,000	Americas Petrogas (a)	35
	Oil & Gas Exploration in Argentina, Potash in Peru
		153
Other Countries: Total		974
Europe 11.0%
	> Sweden 2.6%
7,231	Hexagon	124
	Design, Measurement & Visualization Software & Equipment
4,006	East Capital Explorer	28
	Sweden-based Russia & Central Eastern Europe Investment Fund
		152
	> Switzerland 2.5%
1,178	Dufry Group (a)	143
	Operates Airport Duty Free & Duty Paid Shops
		143
	> Kazakhstan 1.7%
19,400	Halyk Savings Bank of Kazakhstan - GDR (a)	97
	Largest Retail Bank & Insurer in Kazakhstan
		97

Number of Shares		Value (000)
	> Czech Republic 1.4%
474	Komercni Banka	$83
	Leading Czech Universal Bank
		83
	> Italy 1.4%
7,631	Pirelli	80
	Global Tire Supplier
		80
	> Germany 1.1%
1,060	Dürr	65
	Automotive Plant Engineering & Associated Capital Equipment
		65
	> France 0.3%
325	Compagnie Française de l'Afrique Occidentale	15
	African Wholesaler & Distributor
		15
Europe: Total		635
Latin America 8.3%
	> Brazil 5.0%
6,090	Localiza Rent A Car	92
	Car Rental
3,444	Multiplus	82
	Loyalty Program Operator in Brazil
4,000	Arcos Dorados (b)	59
	McDonald's Master Franchise for Latin America
12,425	MRV Engenharia	57
	Brazilan Property Developer
		290
	> Mexico 2.4%
1,747	Grupo Aeroportuario del Sureste - ADR	136
	Mexican Airport Operator
		136
	> Chile 0.7%
18,900	Viña Concha y Toro	37
	Global Branded Wine Manufacturer
		37
	> Argentina 0.2%
40,200	Madalena Ventures (a)	14
	Oil & Gas Exploration in Argentina
		14
Latin America: Total		477
Total Equities: 96.9% (Cost: $5,503)		5,589

See accompanying notes to financial statements.

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
104,775	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (c)	$105
Total Securities Lending Collateral: (Cost: $105)		105
Total Investments: 98.7% (Cost: $5,608)(d)(e)		5,694
Obligation to Return Collateral for Securities Loaned: (1.8)%		(105)
Cash and Other Assets Less Liabilities: 3.1%		183
Total Net Assets: 100.0%		$5,772

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $105.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At June 30, 2012, for federal income tax purposes, the cost of investments was $5,608 and net unrealized appreciation was $86 consisting of gross unrealized appreciation of $549 and gross unrealized depreciation of $463.

(e)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Taiwan Dollar	$1,114	19.3
Hong Kong Dollar	843	14.6
United States Dollar	663	11.5
South African Rand	630	10.9
Indonesian Rupiah	530	9.2
Indian Rupee	298	5.2
Other currencies less than 5% of total net assets	1,511	26.2
Total Portfolio	$5,589	96.9

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$179	$3,324	$-	$3,503
Other Countries	344	630	-	974
Europe	-	635	-	635
Latin America	477	-	-	477
Total Equities	1,000	4,589	-	5,589
Total Securities Lending Collateral	105	-	-	105
Total Investments	$1,105	$4,589	$-	$5,694

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$827	14.4
Casinos & Gaming	443	7.7
Food & Beverage	354	6.1
Other Consumer Services	225	3.9
Travel	92	1.6
Other Durable Goods	80	1.4
Consumer Goods Distribution	52	0.9
	2,073	36.0
> Information
Computer Hardware & Related Equipment	388	6.7
Mobile Communications	350	6.1
Business Software	124	2.1
TV Broadcasting	104	1.8
Instrumentation	98	1.7
Electronics Distribution	97	1.7
Semiconductors & Related Equipment	91	1.6
Internet Related	58	1.0
	1,310	22.7
> Finance
Brokerage & Money Management	181	3.2
Banks	180	3.1
Insurance	160	2.8
Finance Companies	89	1.5
	610	10.6
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	175	3.0
Construction	138	2.4
Other Industrial Services	132	2.3
Machinery	116	2.0
	561	9.7
> Energy & Minerals
Mining	231	4.0
Agricultural Commodities	118	2.0
Oil Services	102	1.8
Oil & Gas Producers	49	0.8
	500	8.6
> Other Industries
Transportation	136	2.4
Real Estate	112	1.9
Regulated Utilities	64	1.1
	312	5.4

	Value (000)	Percentage of Net Assets
> Health Care
Pharmaceuticals	$120	2.1
Medical Supplies	103	1.8
	223	3.9
Total Equities:	5,589	96.9
Security Lending Collateral:	105	1.8
Total Investments:	5,694	98.7
Obligation to Return Collateral for Securities Loaned:	(105)	(1.8)
Cash and Other Assets Less Liabilities:	183	3.1
Net Assets:	$5,772	100.0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	3/31/12	6/30/12
Purchases
Europe
> United Kingdom
Aggreko	0	700
BBA Aviation	0	7,480
Charles Taylor	15,220	22,220
Domino's Pizza United Kingdom & Ireland	3,610	5,090
Greggs	999	3,200
Rightmove	1,000	1,400
WH Smith	0	2,000
> Netherlands
Vopak	0	300
> Switzerland
Dufry Group	170	310
Partners Group	160	295
> Russia
Yandex	0	1,900

	Number of Shares
	3/31/12	6/30/12
Sales
Europe
> United Kingdom
Chemring	4,900	0
Intertek Group	1,100	500
Workspace Group	5,800	0
> France
Mersen	600	213
Rubis	310	0
> Netherlands
Core Laboratories	330	230
Fugro	410	0
> Germany
Rheinmetall	560	360
> Russia
Mail.ru - GDR	1,000	600

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments (Unaudited), June 30, 2012

Number of Shares		Value (000)
		Equities: 92.9%
Europe 89.8%
	> United Kingdom 18.3%
22,220	Charles Taylor	$56
	Insurance Services
5,090	Domino's Pizza United Kingdom & Ireland	41
	Pizza Delivery in the UK, Ireland & Germany
1,400	Rightmove	35
	Internet Real Estate Listings
2,827	JLT Group	31
	International Business Insurance Broker
3,480	Serco	29
	Facilities Management
3,180	Shaftesbury	26
	London Prime Retail REIT
3,200	Greggs	25
	Bakery
7,480	BBA Aviation	24
	Aviation Support Services
700	Aggreko	23
	Temporary Power & Temperature Control Services
500	Intertek Group	21
	Testing, Inspection, Certification Services
3,190	Abcam	21
	Online Sales of Antibodies
660	Rotork	20
	Valve Actuators for Oil & Water Pipelines
2,000	WH Smith	17
	Newsprint, Book & General Stationery Retailer
2,870	Premier Oil (a)	15
	Oil & Gas Producer in Europe, Pakistan & Asia
71	Spirax Sarco	2
	Steam Systems for Manufacturing & Process Industries
		386
	> France 14.2%
600	Eurofins Scientific	75
	Food, Pharmaceuticals & Materials Screening & Testing
1,000	Gemalto	72
	Digital Security Solutions
1,200	1000 mercis	55
	Interactive Advertising & Marketing
1,300	Saft	31
	Niche Battery Manufacturer
360	Norbert Dentressangle	23
	Leading European Logistics & Transport Group
400	Neopost	21
	Postage Meter Machines
7,100	Hi-Media (a)	18
	Online Advertiser in Europe
213	Mersen	5
	Advanced Industrial Materials
		300
	> Netherlands 12.3%
1,730	UNIT4	44
	Business Software Development

Number of Shares		Value (000)
2,785	Aalberts Industries	$43
	Flow Control & Heat Treatment
1,412	Koninklijke TenCate	38
	Advanced Textiles & Industrial Fabrics
1,499	Imtech	36
	Electromechanical & Information & Communications Technology Installation & Maintenance
1,480	Arcadis	32
	Engineering Consultants
230	Core Laboratories	27
	Oil & Gas Reservoir Consulting
917	TKH Group	20
	Dutch Industrial Conglomerate
300	Vopak	19
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		259
	> Germany 10.1%
3,250	Wirecard	63
	Online Payment Processing & Risk Management
520	Dürr	32
	Automotive Plant Engineering & Associated Capital Equipment
130	Rational	31
	Commercial Ovens
375	Bertrandt	28
	Outsourced Engineering
500	Stratec Biomedical Systems	22
	Diagnostic Instrumentation
590	CTS Eventim	18
	Event Ticket Sales
360	Rheinmetall	18
	Defense & Automotive
		212
	> Switzerland 9.9%
300	Geberit	59
	Plumbing Supplies
295	Partners Group	52
	Private Markets Asset Management
21	Sika	41
	Chemicals for Construction & Industrial Applications
310	Dufry Group (a)	38
	Operates Airport Duty Free & Duty Paid Shops
320	Zehnder	19
	Radiators & Ventilation Systems
		209
	> Sweden 6.0%
3,070	Hexagon	53
	Design, Measurement & Visualization Software & Equipment
4,570	Sweco	48
	Engineering Consultants
1,000	Unibet	25
	European Online Gaming Operator
		126
	> Italy 3.7%
11,000	Geox	24
	Apparel & Shoe Maker

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Italy—continued
230	Tod's	$23
	Leather Shoes & Bags
2,000	Pirelli	21
	Global Tire Supplier
9,960	CIR	10
	Italian Holding Company
		78
	> Russia 2.7%
1,900	Yandex (a)	36
	Search Engine for Russian & Turkish Languages
600	Mail.ru - GDR (a)(b)	21
	Internet Social Networking & Games for Russian Speakers
		57
	> Iceland 2.5%
43,750	Marel	53
	Largest Manufacturer of Poultry & Fish Processing Equipment
		53
	> Ireland 1.9%
300	Paddy Power	20
	Irish Betting Services
7,300	United Drug	19
	Irish Pharmaceutical Wholesaler & Outsourcer
		39
	> Portugal 1.7%
13,480	Redes Energéticas Nacionais	36
	Portuguese Power Transmission & Gas Transportation
		36
	> Norway 1.6%
3,710	Atea	33
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		33
	> Belgium 1.2%
530	EVS Broadcast Equipment	25
	Digital Live Mobile Production Software & Systems
		25
	> Czech Republic 1.1%
140	Komercni Banka	24
	Leading Czech Universal Bank
		24
	> Poland 1.1%
4,000	FX Energy (a)	24
	Oil & Gas Producer in Poland
		24
	> Denmark 0.8%
300	Solar A/S	16
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		16

Number of Shares		Value (000)
	> Greece 0.7%
13,330	Intralot	$15
	Lottery & Gaming Systems & Services
		15
Europe: Total		1,892
Other Countries 1.7%
	> Canada 1.3%
1,970	Alliance Grain Traders	26
	Global Leader in Pulse Processing & Distribution
		26
	> United States 0.4%
1,300	Velti (a)(c)	9
	Mobile Marketing Software Platform
		9
Other Countries: Total		35
Asia 1.4%
	> Hong Kong 1.4%
11,000	L'Occitane International	30
	Skin Care & Cosmetics Producer
		30
Asia: Total		30
Total Equities: 92.9% (Cost: $1,874)		1,957
Securities Lending Collateral 0.3%
5,850	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (d)	6
Total Securities Lending Collateral: (Cost: $6)		6
Total Investments: 93.2% (Cost: $1,880)(e)(f)		1,963
Obligation to Return Collateral for Securities Loaned: (0.3)%		(6)
Cash and Other Assets Less Liabilities: 7.1%		149
Total Net Assets: 100.0%		$2,106

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2012, this security had an aggregate value of $21, which represented 1.00% of total net assets.

(c)  All or a portion of this security was on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $6.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2012, for federal income tax purposes, the cost of investments was $1,880 and net unrealized appreciation was $83 consisting of gross unrealized appreciation of $191 and gross unrealized depreciation of $108.

(f)  On June 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$937	44.5
British Pound	386	18.3
Swiss Franc	209	9.9
Swedish Krona	126	6.0
United States Dollar	116	5.5
Other currencies less than 5% of total net assets	183	8.7
Total Portfolio	$1,957	92.9

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$87	$1,805	$-	$1,892
Other Countries	35	-	-	35
Asia	-	30	-	30
Total Equities	122	1,835	-	1,957
Total Securities Lending Collateral	6	-	-	6
Total Investments	$128	$1,835	$-	$1,963

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At June 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$235	11.2
Machinery	178	8.4
Industrial Materials & Specialty Chemicals	84	4.0
Outsourcing Services	81	3.8
Conglomerates	73	3.4
Construction	59	2.8
Electrical Components	31	1.5
Industrial Distribution	16	0.8
	757	35.9
> Information
Business Software	105	5.0
Computer Hardware & Related Equipment	97	4.6
Internet Related	92	4.4
Financial Processors	63	3.0
Business Information & Marketing Services	55	2.6
Computer Services	32	1.5
Advertising	18	0.8
	462	21.9
> Consumer Goods & Services
Casinos & Gaming	60	2.9
Retail	55	2.6
Nondurables	54	2.6
Restaurants	41	1.9
Other Durable Goods	40	1.9
Food & Beverage	25	1.2
Apparel	24	1.1
Other Entertainment	18	0.9
	317	15.1
> Finance
Insurance	87	4.1
Brokerage & Money Management	53	2.5
Banks	24	1.2
	164	7.8
> Energy & Minerals
Oil & Gas Producers	39	1.9
Mining	27	1.3
Agricultural Commodities	26	1.2
Oil Refining, Marketing & Distribution	19	0.9
	111	5.3
> Other Industries
Regulated Utilities	36	1.7
Real Estate	25	1.2
Transportation	23	1.1
	84	4.0

	Value (000)	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$22	1.0
Medical Supplies	21	1.0
Pharmaceuticals	19	0.9
	62	2.9
Total Equities:	1,957	92.9
Security Lending Collateral:	6	0.3
Total Investments:	1,963	93.2
Obligation to Return Collateral for Securities Loaned:	(6)	(0.3)
Cash and Other Assets Less Liabilities:	149	7.1
Net Assets:	$2,106	100.0

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2012	Columbia Acorn Fund		Columbia Acorn International	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
Assets:
Unaffiliated investments, at cost		$8,195,104	$4,769,636		$1,175,881		$273,433
Affiliated investments, at cost (See Note 4)		2,717,367	93,271		3,624		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $302,684; Columbia Acorn International $110,353; Columbia Acorn USA $52,943; Columbia Acorn International Select $—; Columbia Acorn Select $25,542; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $105; Columbia Acorn European Fund $6)		$12,779,513	$5,689,495		$1,631,375		$320,869
Affiliated investments, at value (See Note 4)		3,965,342	122,198		3,546		—
Cash		723,080	234,386		5,316		17,891
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $978; Columbia Acorn USA $—; Columbia Acorn International Select $183; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $1; Columbia Acorn European Fund $—)		1,468	980		—		184
Receivable for:
Investments sold		14,479	26,099		1,960		4,811
Fund shares sold		13,853	101,107		1,798		719
Dividends and interest		6,953	5,681		386		387
Securities lending income		764	147		111		3
Foreign tax reclaims		309	4,004		—		211
Expense reimbursement due from Advisor		—	1		—		—
Trustees' Deferred Compensation Investments		2,374	659		195		—
Other assets		228	20		10		1
Total Assets		17,508,363	6,184,777		1,644,697		345,076
Liabilities:
Collateral on securities loaned		303,633	111,197		53,351		—
Unrealized depreciation on forward foreign currency exchange contracts		—	—		—		933
Payable to advisor		—	—		—		—
Payable for:
Investments purchased		9,292	35,885		871		5,304
Fund shares redeemed		26,065	5,369		2,043		540
Management fee		292	120		36		8
Administration fee		18	6		2		—	(a)
12b-1 Service and Distribution fees		43	9		2		1
Reports to shareholders		565	263		50		39
Deferred Trustees' fees		2,374	659		195		—
Transfer agent fees		1,403	374		241		25
Trustees' fees		—	1		—		40
Custody fees		75	185		2		16
Professional fee		88	48		39		25
Chief compliance officer expenses		43	13		4		2
Deferred foreign capital gains tax payable		—	4,024		—		—
Other liabilities		—	57		—		9
Total Liabilities		343,891	158,210		56,836		6,942
Net Assets		$17,164,472	$6,026,567		$1,587,861		$338,134
Composition of Net Assets:
Paid-in capital		$10,721,070	$5,301,264		$1,029,599		$279,482
Undistributed (overdistributed) net investment income		(28,080)	(36,596)		(3,403)		(2,516)
Accumulated net realized gain (loss)		639,075	(182,854)		106,249		14,670
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		4,584,409	919,859		455,494		47,436
Affiliated investments		1,247,975	28,927		(78)		—
Foreign currency translations		23	(9)		—		(6)
Forward foreign currency exchange contracts		—	—		—		(932)
Foreign capital gains tax		—	(4,024)		—		—
Net Assets		$17,164,472	$6,026,567		$1,587,861		$338,134
Net asset value per share – Class A (b)		$28.69	$37.01		$28.52		$26.62
(Net assets/shares)		($3,289,689/114,676)	($926,998/25,045)		($157,525/5,523)		($57,282/2,152)
Maximum offering price per share – Class A (c)		$30.44	$39.27		$30.26		$28.24
(Net asset value per share/front-end sales charge)		($28.69/0.9425)	($37.01/0.9425)		($28.52/0.9425)		($26.62/0.9425)
Net asset value and offering price per share – Class B (b)		$26.32	$35.88		$26.27		$25.45
(Net assets/shares)		($45,604/1,733)	($21,112/588)		($1,627/62)		($1,364/53)
Net asset value and offering price per share – Class C (b)		$25.92	$35.73		$25.99		$25.32
(Net assets/shares)		($749,753/28,929)	($92,746/2,596)		($31,666/1,218)		($8,585/339)
Net asset value and offering price per share – Class I (d)		$29.76	$37.13		$29.75		$26.88
(Net assets/shares)		($32,680/1,098)	($62,855/1,693)		($618/21)		($3/—	(e))
Net asset value and offering price per share – Class R		$—	$36.97		$—		$—
(Net assets/shares)	($	—/—)	($961/26)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R5		$—	$37.10		$—		$—
(Net assets/shares)	($	—/—)	($2,179/59)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class Z (d)		$29.74	$37.10		$29.72		$26.88
(Net assets/shares)		($13,046,746/438,699)	($4,919,716/132,598)		($1,396,425/46,989)		($270,900/10,078)

(a)  Rounds to less than $500.

(b)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.

(d)  Redemption price per share is equal to net asset value.

(e)  Rounds to less than 500 shares.

See accompanying notes to financial statements.

June 30, 2012	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
(in thousands)
Assets:
Unaffiliated investments, at cost		$709,773		$—		$5,608			$1,880
Affiliated investments, at cost (See Note 4)		152,247		404,568		—			—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $302,684; Columbia Acorn International $110,353; Columbia Acorn USA $52,943; Columbia Acorn International Select $—; Columbia Acorn Select $25,542; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $105; Columbia Acorn European Fund $6)		$1,037,312		$—		$5,694			$1,963
Affiliated investments, at value (See Note 4)		65,984		429,478		—			—
Cash		19,892		4,565		219			153
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $978; Columbia Acorn USA $—; Columbia Acorn International Select $183; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $1; Columbia Acorn European Fund $—)		—		—		1			—
Receivable for:
Investments sold		1,867		—		2			38
Fund shares sold		677		9,061		10			—
Dividends and interest		670		1,251		9			1
Securities lending income		290		—		—	(a)		—	(a)
Foreign tax reclaims		—		—		1			2
Expense reimbursement due from Advisor		—		— (a)		—			—
Trustees' Deferred Compensation Investments		237		—		—			—
Other assets		6		— (a)		8			8
Total Assets		1,126,935		444,355		5,944			2,165
Liabilities:
Collateral on securities loaned		26,067		—		105			6
Unrealized depreciation on forward foreign currency exchange contracts		—		—		—			—
Payable to advisor		—		—		8			7
Payable for:
Investments purchased		—		3,645		18			11
Fund shares redeemed		1,180		591		—			—
Management fee		24		1		—	(a)		—	(a)
Administration fee		1		1		—	(a)		—	(a)
12b-1 Service and Distribution fees		4		4		—	(a)		—	(a)
Reports to shareholders		122		8		10			10
Deferred Trustees' fees		237		—		—			—
Transfer agent fees		124		23		—	(a)		—	(a)
Trustees' fees		1		23		—	(a)		—	(a)
Custody fees		2		— (a)		11			5
Professional fee		38		8		12			15
Chief compliance officer expenses		6		—		—	(a)		—	(a)
Deferred foreign capital gains tax payable		—		—		4			—
Other liabilities		9		—		4			5
Total Liabilities		27,815		4,304		172			59
Net Assets		$1,099,120		$440,051		$5,772			$2,106
Composition of Net Assets:
Paid-in capital		$820,730		$434,121		$5,754			$2,021
Undistributed (overdistributed) net investment income		(2,288)		2,831		10			23
Accumulated net realized gain (loss)		39,399		(21,811)		(74)			(21)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		327,539		—		86			83
Affiliated investments		(86,263)		24,910		—			—
Foreign currency translations		3		—		—	(a)		—	(a)
Forward foreign currency exchange contracts		—		—		—			—
Foreign capital gains tax		—		—		(4)			—
Net Assets		$1,099,120		$440,051		$5,772			$2,106
Net asset value per share – Class A (b)		$24.17		$13.65		$10.15			$10.50
(Net assets/shares)		($303,485/12,557)		($171,091/12,535)		($1,274/125)			($203/19)
Maximum offering price per share – Class A (c)		$25.64		$14.48		$10.77			$11.14
(Net asset value per share/front-end sales charge)		($24.17/0.9425)		($13.65/0.9425)		($10.15/0.9425)			($10.50/0.9425)
Net asset value and offering price per share – Class B (b)		$22.43		$13.71		$—			$—
(Net assets/shares)		($15,343/684)		($5,833/425)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class C (b)		$22.20		$13.69		$10.10			$10.46
(Net assets/shares)		($60,556/2,728)		($111,865/8,170)		($216/21)			($18/2)
Net asset value and offering price per share – Class I (d)		$24.96		$—		$10.19			$10.51
(Net assets/shares)		($21,778/872)	($	—/—)		($5/1)			($5/1)
Net asset value and offering price per share – Class R		$—		$—		$—			$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class R5		$—		$—		$—			$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class Z (d)		$24.92		$13.51		$10.19			$10.52
(Net assets/shares)		($697,958/28,005)		($151,262/11,198)		($4,277/420)			($1,880/178)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations (Unaudited) For the Six Months Ended June 30, 2012

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
Investment Income:
Dividend income	$68,183	$86,067	$5,295	$5,357
Dividend income from affiliates (See Note 4)	9,504	2,251	—	—
Interest income	— (a)	— (a)	—	3
Securities lending income, net	4,039	707	536	15
Dividends from affiliated investment company shares	—	—	—	—
	81,726	89,025	5,831	5,375
Foreign taxes withheld	(1,840)	(8,503)	(7)	(469)
Total Investment Income	79,886	80,522	5,824	4,906
Expenses:
Management fee	56,115	22,639	7,167	1,578
Administration fee	3,398	1,155	323	65
12b-1 Service and Distribution fees:
Class A	4,288	1,203	214	72
Class B	219	89	7	6
Class C	3,851	491	162	44
Class R	—	2	—	—
Transfer agent fees:
Class A	1,487	758	84	38
Class B	53	48	3	2
Class C	339	71	15	7
Class R	—	1	—	—
Class R5	—	— (a)	—	—
Class Z	2,916	1,058	560	74
Custody fees	—	547	7	42
Trustees' fees	496	171	49	10
Registration and blue sky fees	109	89	55	41
Reports to shareholders	1,207	692	249	93
Audit fees	39	62	19	20
Legal fees	773	291	87	18
Interest expense (See Note 5)	—	—	—	—
Chief compliance officer expenses (See Note 4)	247	83	23	5
Organizational expenses (See Note 4)	—	—	—	—
Other expenses	355	133	36	13
Total Expenses	75,892	29,583	9,060	2,128
Less reimbursement of expenses by Investment Advisor (See Note 4)	—	(206)	—	—
Net Expenses	75,892	29,377	9,060	2,128
Net Investment Income/(Loss)	3,994	51,145	(3,236)	2,778
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net Realized Gain/(Loss) on:
Unaffiliated investments	669,444	118,555	106,876	14,604
Affiliated investments (See Note 4)	560	—	—	—
Foreign currency translations	(99)	(1,108)	—	(108)
Forward foreign currency exchange contracts	—	5,423	—	210
Distributions from affiliated investment company shares	—	—	—	—
Net realized gain/(loss)	669,905	122,870	106,876	14,706
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	667,791	317,503	52,933	15,607
Affiliated investments (See Note 4)	169,764	(10,385)	231	—
Foreign currency translations	35	70	—	6
Forward foreign currency exchange contracts	—	(4,539)	—	16
Foreign capital gains tax	—	(1,703)	—	—
Net change in unrealized appreciation/(depreciation)	837,590	300,946	53,164	15,629
Net realized and unrealized gain	1,507,495	423,816	160,040	30,335
Net Increase in Net Assets resulting from Operations	$1,511,489	$474,961	$156,804	$33,113

(a)  Rounds to less than $500.

See accompanying notes to financial statements.

(in thousands)	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Investment Income:
Dividend income	$4,297	$—	$55		$44
Dividend income from affiliates (See Note 4)	—	—	—		—
Interest income	—	—	—		—	(a)
Securities lending income, net	1,292	—	—	(a)	—	(a)
Dividends from affiliated investment company shares	—	3,776	—		—
	5,589	3,776	55		44
Foreign taxes withheld	(47)	—	(3)		(5)
Total Investment Income	5,542	3,776	52		39
Expenses:
Management fee	5,314	154	31		12
Administration fee	249	60	1		—	(a)
12b-1 Service and Distribution fees:
Class A	428	153	1		—	(a)
Class B	81	31	—		—
Class C	331	330	1		—	(a)
Class R	—	—	—		—
Transfer agent fees:
Class A	193	58	1		—	(a)
Class B	22	7	—		—
Class C	35	30	—	(a)	—	(a)
Class R	—	—	—		—
Class R5	—	—	—		—
Class Z	264	31	1		—	(a)
Custody fees	—	3	30		2
Trustees' fees	44	7	—	(a)	—	(a)
Registration and blue sky fees	52	65	56		57
Reports to shareholders	226	65	14		14
Audit fees	20	10	27		23
Legal fees	66	9	—	(a)	—	(a)
Interest expense (See Note 5)	1	—	—		—
Chief compliance officer expenses (See Note 4)	18	4	—	(a)	—	(a)
Organizational expenses (See Note 4)	—	—	23		21
Other expenses	162	10	2		3
Total Expenses	7,506	1,027	188		132
Less reimbursement of expenses by Investment Advisor (See Note 4)	—	(127)	(149)		(118)
Net Expenses	7,506	900	39		14
Net Investment Income/(Loss)	(1,964)	2,876	13		25
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net Realized Gain/(Loss) on:
Unaffiliated investments	73,373	—	(19)		(8)
Affiliated investments (See Note 4)	(12,823)	(2,082)	—		—
Foreign currency translations	(8)	—	(1)		(1)
Forward foreign currency exchange contracts	—	—	—		—
Distributions from affiliated investment company shares	—	1,621	—		—
Net realized gain/(loss)	60,542	(461)	(20)		(9)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	34,747	—	220		169
Affiliated investments (See Note 4)	19,182	10,983	—		—
Foreign currency translations	3	—	—	(a)	—	(a)
Forward foreign currency exchange contracts	—	—	—		—
Foreign capital gains tax	—	—	(3)		—
Net change in unrealized appreciation/(depreciation)	53,932	10,983	217		169
Net realized and unrealized gain	114,474	10,522	197		160
Net Increase in Net Assets resulting from Operations	$112,510	$13,398	$210		$185

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011 (a)	2012	2011	2012	2011
Operations:
Net investment income/(loss)	$3,994	$(26,858)	$51,145	$70,394	$(3,236)	$(9,383)	$2,778	$3,857
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	669,345	756,714	122,870	226,124	106,876	41,208	14,706	45,952
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	560	(10,817)	—	(3,603)	—	(512)	—	—
Reimbursement from affiliate (See Note 4)	—	—	—	174	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	667,826	(1,530,794)	311,331	(1,230,965)	52,933	(112,790)	15,629	(89,001)
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	169,764	(43,544)	(10,385)	22,440	231	876	—	—
Net Increase/(Decrease) from Operations	1,511,489	(855,299)	474,961	(915,436)	156,804	(80,601)	33,113	(39,192)
Distributions to Shareholders From:
Net investment income – Class A	—	(2,049)	(1,509)	(21,972)	—	—	—	(1,392)
Net realized gain – Class A	(41,199)	(144,445)	—	—	(285)	(1,096)	(256)	(901)
Net investment income – Class B	—	—	—	(600)	—	—	—	(23)
Net realized gain – Class B	(649)	(4,964)	—	—	(3)	(21)	(7)	(31)
Net investment income – Class C	—	—	—	(2,369)	—	—	—	(70)
Net realized gain – Class C	(10,281)	(35,291)	—	—	(62)	(217)	(40)	(150)
Net investment income – Class I	—	(34)	(385)	(676)	—	—	—	— (c)
Net realized gain – Class I	(431)	(670)	—	—	(1)	(16)	— (c)	— (c)
Net investment income – Class R5	—	—	(13)	—	—	—	—	—
Net investment income – Class Z	—	(36,823)	(25,320)	(131,455)	—	—	—	(9,039)
Net realized gain – Class Z	(154,079)	(521,915)	—	—	(2,401)	(8,481)	(1,201)	(4,186)
Total Distributions to Shareholders	(206,639)	(746,191)	(27,227)	(157,072)	(2,752)	(9,831)	(1,504)	(15,792)
Share Transactions:
Subscriptions – Class A	281,631	881,347	99,830	302,659	11,204	41,839	7,107	18,154
Distributions reinvested – Class A	38,957	134,125	1,446	18,983	262	993	248	2,039
Net assets of shares issued in connection with Merger – Class A	—	—	—	204,930	—	—	—	—
Redemptions – Class A	(528,484)	(1,072,697)	(170,050)	(251,677)	(37,979)	(80,479)	(11,843)	(26,422)
Net Increase/(Decrease) – Class A	(207,896)	(57,225)	(68,774)	274,895	(26,513)	(37,647)	(4,488)	(6,229)
Distributions reinvested – Class B (d)	639	4,777	— (c)	558	3	27	8	51
Net assets of shares issued in connection with Merger – Class B	—	—	—	12,517	—	—	—	—
Redemptions – Class B	(27,729)	(215,636)	(5,444)	(13,183)	(847)	(6,779)	(579)	(1,017)
Net Decrease – Class B	(27,090)	(210,859)	(5,444)	(108)	(844)	(6,752)	(571)	(966)
Subscriptions – Class C	40,316	101,181	4,825	19,819	896	2,255	363	966
Distributions reinvested – Class C	8,259	27,313	—	1,845	56	193	36	188
Net assets of shares issued in connection with Merger – Class C	—	—	—	25,563	—	—	—	—
Redemptions – Class C	(72,750)	(154,450)	(17,087)	(42,187)	(2,816)	(5,937)	(1,317)	(2,975)
Net Increase/(Decrease) – Class C	(24,175)	(25,956)	(12,262)	5,040	(1,864)	(3,489)	(918)	(1,821)
Subscriptions – Class I	27,185	17,610	37,921	27,930	2,148	11,070	—	—
Distributions reinvested – Class I	431	704	385	676	1	16	—	—
Net assets of shares issued in connection with Merger – Class I	—	—	—	152,987	—	—	—	—
Redemptions – Class I	(12,325)	(13,595)	(30,100)	(184,760)	(4,296)	(38,709)	—	—
Net Increase/(Decrease) – Class I	15,291	4,719	8,206	(3,167)	(2,147)	(27,623)	—	—

(a)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(b)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(c)  Rounds to less than $500.

(d)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,		Year ended December 31,
(in thousands)	2012	2011	2012	2011	2012	2011 (b)	2012		2011 (b)
Operations:
Net investment income/(loss)	$(1,964)	$(7,972)	$2,876	$2,784	$13	$1	$25		$(3)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	73,365	209,796	—	—	(20)	(57)	(9)		6
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(12,823)	(66,391)	(461)	8,878	—	—	—		—
Reimbursement from affiliate (See Note 4)	—	—	—	—	—	—	—		—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	34,750	(347,748)	—	—	217	(135)	169		(86)
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	19,182	(112,603)	10,983	(4,866)	—	—	—		—
Net Increase/(Decrease) from Operations	112,510	(324,918)	13,398	6,796	210	(191)	185		(83)
Distributions to Shareholders From:
Net investment income – Class A	—	(7,162)	(201)	(1,706)	—	—	—	(c)	(1)
Net realized gain – Class A	(6,620)	—	—	—	—	—	—	(c)	—	(c)
Net investment income – Class B	—	(500)	(8)	(351)	—	—	—		—
Net realized gain – Class B	(386)	—	—	—	—	—	—		—
Net investment income – Class C	—	(672)	(125)	(405)	—	—	—	(c)	—	(c)
Net realized gain – Class C	(1,438)	—	—	—	—	—	—	(c)	—	(c)
Net investment income – Class I	—	(141)	—	—	— (c)	—	—	(c)	—	(c)
Net realized gain – Class I	(494)	—	—	—	—	—	—	(c)	—	(c)
Net investment income – Class R5	—	—	—	—	—	—	—		—
Net investment income – Class Z	—	(22,715)	(182)	(1,460)	(2)	—	(2)		(11)
Net realized gain – Class Z	(14,894)	—	—	—	—	—	(1)		(3)
Total Distributions to Shareholders	(23,832)	(31,190)	(516)	(3,922)	(2)	—	(3)		(15)
Share Transactions:
Subscriptions – Class A	27,104	72,441	102,772	44,385	1,051	351	63		164
Distributions reinvested – Class A	6,159	6,307	180	1,391	—	—	—	(c)	1
Net assets of shares issued in connection with Merger – Class A	—	—	—	—	—	—	—		—
Redemptions – Class A	(91,503)	(203,499)	(17,032)	(11,539)	(86)	(13)	(29)		—
Net Increase/(Decrease) – Class A	(58,240)	(124,751)	85,920	34,237	965	338	34		165
Distributions reinvested – Class B (d)	325	464	18	381	—	—	—		—
Net assets of shares issued in connection with Merger – Class B	—	—	—	—	—	—	—		—
Redemptions – Class B	(13,176)	(37,412)	(6,155)	(18,369)	—	—	—		—
Net Decrease – Class B	(12,851)	(36,948)	(6,137)	(17,988)	—	—	—		—
Subscriptions – Class C	1,768	3,603	79,175	15,268	79	138	13		5
Distributions reinvested – Class C	1,143	494	89	313	—	—	—	(c)	—	(c)
Net assets of shares issued in connection with Merger – Class C	—	—	—	—	—	—	—		—
Redemptions – Class C	(8,647)	(23,948)	(2,845)	(4,725)	—	(10)	—		—
Net Increase/(Decrease) – Class C	(5,736)	(19,851)	76,419	10,856	79	128	13		5
Subscriptions – Class I	18,526	12,447	—	—	—	5	—		5
Distributions reinvested – Class I	494	141	—	—	— (c)	—	—	(c)	—	(c)
Net assets of shares issued in connection with Merger – Class I	—	—	—	—	—	—	—		—
Redemptions – Class I	(8,175)	(8,782)	—	—	—	—	—		—
Net Increase/(Decrease) – Class I	10,845	3,806	—	—	— (c)	5	—	(c)	5

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011 (a)	2012	2011	2012	2011
Subscriptions – Class R	—	—	356	370	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	—	2,027	—	—	—	—
Redemptions – Class R	—	—	(1,617)	(77)	—	—	—	—
Net Increase/(Decrease) – Class R	—	—	(1,261)	2,320	—	—	—	—
Subscriptions – Class R5	—	—	— (c)	3	—	—	—	—
Distributions reinvested – Class R5	—	—	2	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	2,232	—	—	—	—
Redemptions – Class R5	—	—	(27)	— (c)	—	—	—	—
Net Increase/(Decrease) – Class R5	—	—	(25)	2,235	—	—	—	—
Subscriptions – Class Z	958,888	2,172,346	681,137	965,616	109,255	349,841	19,696	45,936
Distributions reinvested – Class Z	133,961	471,639	19,181	91,324	2,158	7,534	524	5,069
Redemptions – Class Z	(1,325,932)	(2,515,311)	(458,986)	(973,865)	(204,681)	(331,533)	(34,101)	(113,289)
Net Increase/(Decrease) – Class Z	(233,083)	128,674	241,332	83,075	(93,268)	25,842	(13,881)	(62,284)
Net Increase/(Decrease) from Share Transactions	(476,953)	(160,647)	161,772	364,290	(124,636)	(49,669)	(19,858)	(71,300)
Increase from regulatory settlements (See Note 7)	—	—	108	108	—	—	—	—
Increase from contribution from affiliate (See Note 4)	—	—	—	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	827,897	(1,762,137)	609,614	(708,110)	29,416	(140,101)	11,751	(126,284)
Net Assets:
Beginning of period	16,336,575	18,098,712	5,416,953	6,125,063	1,558,445	1,698,546	326,383	452,667
End of period	$17,164,472	$16,336,575	$6,026,567	$5,416,953	$1,587,861	$1,558,445	$338,134	$326,383
Undistributed (Overdistributed) Net Investment Income	$(28,080)	$(32,074)	$(36,596)	$(60,514)	$(3,403)	$(167)	$(2,516)	$(5,294)

(a)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(b)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(c)  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011	2012	2011 (b)	2012	2011 (b)
Subscriptions – Class R	—	—	—	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase/(Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R5	—	—	—	—	—	—	—	—
Distributions reinvested – Class R5	—	—	—	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	—	—	—	—	—
Redemptions – Class R5	—	—	—	—	—	—	—	—
Net Increase/(Decrease) – Class R5	—	—	—	—	—	—	—	—
Subscriptions – Class Z	57,480	177,362	120,997	42,102	1,290	2,949	195	1,589
Distributions reinvested – Class Z	11,596	17,488	116	1,165	2	—	3	13
Redemptions – Class Z	(283,273)	(653,289)	(39,753)	(14,914)	(1)	— (c)	— (c)	—	(c)
Net Increase/(Decrease) – Class Z	(214,197)	(458,439)	81,360	28,353	1,291	2,949	198	1,602
Net Increase/(Decrease) from Share Transactions	(280,179)	(636,183)	237,562	55,458	2,335	3,420	245	1,777
Increase from regulatory settlements (See Note 7)	—	—	—	—	—	—	—	—
Increase from contribution from affiliate (See Note 4)	—	57	—	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	(191,501)	(992,234)	250,444	58,332	2,543	3,229	427	1,679
Net Assets:
Beginning of period	1,290,621	2,282,855	189,607	131,275	3,229	—	1,679	—
End of period	$1,099,120	$1,290,621	$440,051	$189,607	$5,772	$3,229	$2,106	$1,679
Undistributed (Overdistributed) Net Investment Income	$(2,288)	$(324)	$2,831	$471	$10	$(1)	$23	$—	(c)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2012	2011	2012	2011 (a)	2012	2011	2012	2011
Subscriptions – Class A	9,628	30,309	2,671	7,713	391	1,507	274	666
Shares issued in reinvestment and capital gains – Class A	1,388	4,849	40	463	9	38	9	78
Shares issued in connection with merger – Class A	—	—	—	5,467	—	—	—	—
Less shares redeemed – Class A	(18,258)	(37,725)	(4,553)	(6,592)	(1,318)	(2,879)	(454)	(980)
Net Increase/(Decrease) – Class A	(7,242)	(2,567)	(1,842)	7,051	(918)	(1,334)	(171)	(236)
Shares issued in reinvestment and capital gains – Class B (d)	25	185	—	14	— (c)	1	— (c)	2
Shares issued in connection with merger – Class B	—	—	—	343	—	—	—	—
Less shares redeemed – Class B	(1,030)	(8,046)	(151)	(353)	(32)	(267)	(23)	(39)
Net Increase/(Decrease) – Class B	(1,005)	(7,861)	(151)	4	(32)	(266)	(23)	(37)
Subscriptions – Class C	1,516	3,779	134	519	34	90	14	36
Shares issued in reinvestment and capital gains – Class C	325	1,086	—	46	2	8	1	8
Shares issued in connection with merger – Class C	—	—	—	703	—	—	—	—
Less shares redeemed – Class C	(2,746)	(5,913)	(484)	(1,110)	(107)	(231)	(52)	(115)
Net Increase/(Decrease) – Class C	(905)	(1,048)	(350)	158	(71)	(133)	(37)	(71)
Subscriptions – Class I	901	639	1,013	764	70	371	—	—
Shares issued in reinvestment and capital gains – Class I	15	25	11	17	— (c)	1	—	—
Shares issued in connection with merger – Class I	—	—	—	4,062	—	—	—	—
Less shares redeemed – Class I	(413)	(454)	(797)	(5,004)	(147)	(1,289)	—	—
Net Increase/(Decrease) – Class I	503	210	227	(161)	(77)	(917)	—	—
Subscriptions – Class R	—	—	10	10	—	—	—	—
Shares issued in connection with merger – Class R	—	—	—	54	—	—	—	—
Less shares redeemed – Class R	—	—	(46)	(2)	—	—	—	—
Net Increase/(Decrease) – Class R	—	—	(36)	62	—	—	—	—
Subscriptions – Class R5	—	—	— (c)	— (c)	—	—	—	—
Shares issued in reinvestment and capital gains – Class R5	—	—	— (c)	—	—	—	—	—
Shares issued in connection with merger – Class R5	—	—	—	59	—	—	—	—
Less shares redeemed – Class R5	—	—	— (c)	—	—	—	—	—
Net Increase – Class R5	—	—	— (c)	59	—	—	—	—
Subscriptions – Class Z	31,901	72,817	18,269	24,482	3,627	12,164	743	1,655
Shares issued in reinvestment and capital gains – Class Z	4,605	16,442	535	2,222	75	274	20	192
Less shares redeemed – Class Z	(43,613)	(85,040)	(12,206)	(25,537)	(6,966)	(11,564)	(1,298)	(4,157)
Net Increase/(Decrease) – Class Z	(7,107)	4,219	6,598	1,167	(3,264)	874	(535)	(2,310)
Net Increase/(Decrease) in Shares of Beneficial Interest	(15,756)	(7,047)	4,446	8,340	(4,362)	(1,776)	(766)	(2,654)

(a)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(b)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(c)  Rounds to less than 500 shares.

(d)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,		Year ended December 31,	(Unaudited) Six months ended June 30,		Year ended December 31,
(in thousands)	2012	2011	2012	2011	2012		2011 (b)	2012		2011 (b)
Subscriptions – Class A	1,056	2,804	7,563	3,467	97		37	6		16
Shares issued in reinvestment and capital gains – Class A	256	242	13	109	—		—	—	(c)	—	(c)
Shares issued in connection with merger – Class A	—	—	—	—	—		—	—		—
Less shares redeemed – Class A	(3,581)	(8,092)	(1,260)	(898)	(8)		(1)	(3)		—
Net Increase/(Decrease) – Class A	(2,269)	(5,046)	6,316	2,678	89		36	3		16
Shares issued in reinvestment and capital gains – Class B (d)	14	19	1	30	—		—	—		—
Shares issued in connection with merger – Class B	—	—	—	—	—		—	—		—
Less shares redeemed – Class B	(551)	(1,569)	(453)	(1,427)	—		—	—		—
Net Increase/(Decrease) – Class B	(537)	(1,550)	(452)	(1,397)	—		—	—		—
Subscriptions – Class C	75	145	5,788	1,196	7		15	1		1
Shares issued in reinvestment and capital gains – Class C	52	21	7	24	—		—	—	(c)	—	(c)
Shares issued in connection with merger – Class C	—	—	—	—	—		—	—		—
Less shares redeemed – Class C	(365)	(1,011)	(210)	(368)	—		(1)	—		—
Net Increase/(Decrease) – Class C	(238)	(845)	5,585	852	7		14	1		1
Subscriptions – Class I	708	520	—	—	—		1	—		1
Shares issued in reinvestment and capital gains – Class I	20	5	—	—	—		—	—	(c)	—	(c)
Shares issued in connection with merger – Class I	—	—	—	—	—		—	—		—
Less shares redeemed – Class I	(319)	(335)	—	—	—		—	—		—
Net Increase/(Decrease) – Class I	409	190	—	—	—		1	—	(c)	1
Subscriptions – Class R	—	—	—	—	—		—	—		—
Shares issued in connection with merger – Class R	—	—	—	—	—		—	—		—
Less shares redeemed – Class R	—	—	—	—	—		—	—		—
Net Increase/(Decrease) – Class R	—	—	—	—	—		—	—		—
Subscriptions – Class R5	—	—	—	—	—		—	—		—
Shares issued in reinvestment and capital gains – Class R5	—	—	—	—	—		—	—		—
Shares issued in connection with merger – Class R5	—	—	—	—	—		—	—		—
Less shares redeemed – Class R5	—	—	—	—	—		—	—		—
Net Increase – Class R5	—	—	—	—	—		—	—		—
Subscriptions – Class Z	2,182	6,576	8,991	3,338	122		298	17		159
Shares issued in reinvestment and capital gains – Class Z	467	654	9	92	—	(c)	—	—	(c)	2
Less shares redeemed – Class Z	(10,647)	(25,141)	(2,944)	(1,192)	—	(c)	— (c)	—	(c)	—	(c)
Net Increase/(Decrease) – Class Z	(7,998)	(17,911)	6,056	2,238	122		298	17		161
Net Increase/(Decrease) in Shares of Beneficial Interest	(10,633)	(25,162)	17,505	4,371	218		349	21		179

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$26.63		$29.24		$23.98		$17.22		$28.87		$29.02
Income from Investment Operations
Net investment income/(loss) (a)	(0.02)		(0.10)		(0.06)		(0.02)		(0.01)		0.05	(b)
Net realized and unrealized gain/(loss)	2.44		(1.30)		6.18		6.78		(10.98)		2.13
Total from Investment Operations	2.42		(1.40)		6.12		6.76		(10.99)		2.18
Less Distributions to Shareholders
From net investment income	—		(0.02)		(0.02)		—		—		(0.03)
From net realized gains	(0.36)		(1.19)		(0.84)		—		(0.66)		(2.30)
Total Distributions to Shareholders	(0.36)		(1.21)		(0.86)		—		(0.66)		(2.33)
Increase from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—		—
Net Asset Value, End of Period	$28.69		$26.63		$29.24		$23.98		$17.22		$28.87
Total Return (d)	9.11	%(e)	(4.91)%		25.61%		39.26%		(38.72)%		7.39	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.05	%(h)	1.06	%(i)	1.07	%(i)	1.07	%(i)	1.05	%(i)	1.02	%(i)
Net investment income/(loss)	(0.14	)%(h)	(0.33	)%(i)	(0.22	)%(i)	(0.12	)%(i)	(0.04	)%(i)	0.17	%(i)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.01%
Portfolio turnover rate	8	%(e)	18%		28%		27%		21%		20%
Net assets at end of period (000s)	$3,289,689		$3,246,833		$3,639,788		$2,937,761		$2,221,100		$4,300,920

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Columbia Acorn Fund

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$24.53		$27.14		$22.43		$16.21		$27.39		$27.78
Income from Investment Operations
Net investment loss (a)	(0.10)		(0.27)		(0.21)		(0.14)		(0.15)		(0.11	)(b)
Net realized and unrealized gain/(loss)	2.25		(1.15)		5.76		6.36		(10.37)		2.02
Total from Investment Operations	2.15		(1.42)		5.55		6.22		(10.52)		1.91
Less Distributions to Shareholders
From net realized gains	(0.36)		(1.19)		(0.84)		—		(0.66)		(2.30)
Total Distributions to Shareholders	(0.36)		(1.19)		(0.84)		—		(0.66)		(2.30)
Increase from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—		—
Net Asset Value, End of Period	$26.32		$24.53		$27.14		$22.43		$16.21		$27.39
Total Return (d)	8.78	%(e)	(5.34)%		24.81%		38.37%		(39.11)%		6.76	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.65	%(h)	1.67	%(i)	1.69	%(i)	1.74	%(i)	1.65	%(i)	1.59	%(i)
Net investment loss	(0.76	)%(h)	(0.98	)%(i)	(0.88	)%(i)	(0.77	)%(i)	(0.64	)%(i)	(0.39	)%(i)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.01%
Portfolio turnover rate	8	%(e)	18%		28%		27%		21%		20%
Net assets at end of period (000s)	$45,604		$67,153		$287,650		$525,072		$581,587		$1,270,292

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Fund

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$24.18		$26.85		$22.23		$16.09		$27.25		$27.70
Income from Investment Operations
Net investment loss (a)	(0.12)		(0.29)		(0.24)		(0.17)		(0.19)		(0.18	)(b)
Net realized and unrealized gain/(loss)	2.22		(1.19)		5.70		6.31		(10.31)		2.03
Total from Investment Operations	2.10		(1.48)		5.46		6.14		(10.50)		1.85
Less Distributions to Shareholders
From net realized gains	(0.36)		(1.19)		(0.84)		—		(0.66)		(2.30)
Total Distributions to Shareholders	(0.36)		(1.19)		(0.84)		—		(0.66)		(2.30)
Increase from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—		—
Net Asset Value, End of Period	$25.92		$24.18		$26.85		$22.23		$16.09		$27.25
Total Return (d)	8.70	%(e)	(5.63)%		24.63%		38.16%		(39.23)%		6.56	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.80	%(h)	1.82	%(i)	1.85	%(i)	1.89	%(i)	1.83	%(i)	1.79	%(i)
Net investment loss	(0.89	)%(h)	(1.10	)%(i)	(1.00	)%(i)	(0.93	)%(i)	(0.82	)%(i)	(0.60	)%(i)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.00	%(j)
Portfolio turnover rate	8	%(e)	18%		28%		27%		21%		20%
Net assets at end of period (000s)	$749,753		$721,446		$829,181		$736,818		$622,665		$1,312,243

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

Columbia Acorn Fund

Class I Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010 (a)
Net Asset Value, Beginning of Period	$27.57		$30.19		$26.80
Income from Investment Operations
Net investment income/(loss) (b)	0.04		0.01		(0.01)
Net realized and unrealized gain/(loss)	2.51		(1.35)		4.26
Total from Investment Operations	2.55		(1.34)		4.25
Less Distributions to Shareholders
From net investment income	—		(0.09)		(0.02)
From net realized gains	(0.36)		(1.19)		(0.84)
Total Distributions to Shareholders	(0.36)		(1.28)		(0.86)
Net Asset Value, End of Period	$29.76		$27.57		$30.19
Total Return (c)	9.27	%(d)	(4.57)%		15.94	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses	0.72	%(e)	0.72	%(f)	0.71	%(e)(f)
Net investment income/(loss)	0.24	%(e)	0.02	%(f)	(0.13	)%(e)(f)
Portfolio turnover rate	8	%(d)	18%		28	%(d)
Net assets at end of period (000s)	$32,680		$16,397		$11,627

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$34.15		$40.87		$34.13		$23.03		$43.42		$40.07
Income from Investment Operations
Net investment income (a)	0.27		0.32		0.22		0.23		0.47		0.27
Net realized and unrealized gain/(loss)	2.65		(6.02)		7.21		11.27		(20.20)		6.52
Reimbursement from affiliate	—		0.00	(b)	—		—		—		—
Total from Investment Operations	2.92		(5.70)		7.43		11.50		(19.73)		6.79
Less Distributions to Shareholders
From net investment income	(0.06)		(1.02)		(0.69)		(0.41)		(0.06)		(0.08)
From net realized gains	—		—		—		—		(0.60)		(3.36)
Total Distributions to Shareholders	(0.06)		(1.02)		(0.69)		(0.41)		(0.66)		(3.44)
Redemption fees added to paid in capital (a)	—		—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00	(b)	0.00	(b)	0.01		—		—
Net Asset Value, End of Period	$37.01		$34.15		$40.87		$34.13		$23.03		$43.42
Total Return (c)	8.56	%(d)	(14.37	)%(e)(f)	22.23%		50.40%		(46.09)%		16.90	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.24	%(g)	1.30	%(h)	1.35	%(h)	1.36	%(h)	1.31	%(h)	1.23	%(h)
Net investment income	1.44	%(g)	0.84	%(h)	0.62	%(h)	0.85	%(h)	1.36	%(h)	0.60	%(h)
Waiver/Reimbursement	0.04	%(g)	0.02%		—%		—%		—%		0.00	%(i)
Portfolio turnover rate	18	%(d)	32%		25%		31%		38%		28%
Net assets at end of period (000s)	$926,998		$918,112		$810,603		$578,599		$366,820		$622,901

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

Columbia Acorn International

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$33.17		$39.96		$33.22		$22.41		$42.46		$39.39
Income from Investment Operations
Net investment income (a)	0.12		0.06		0.03		0.08		0.27		0.04
Net realized and unrealized gain/(loss)	2.59		(5.85)		7.02		10.92		(19.72)		6.39
Increase from payments by affiliate	—		0.00	(b)	—		—		—		—
Total from Investment Operations	2.71		(5.79)		7.05		11.00		(19.45)		6.43
Less Distributions to Shareholders
From net investment income	—		(1.00)		(0.31)		(0.20)		—		(0.00	)(b)
From net realized gains	—		—		—		—		(0.60)		(3.36)
Total Distributions to Shareholders	—		(1.00)		(0.31)		(0.20)		(0.60)		(3.36)
Redemption fees added to paid in capital (a)	—		—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00	(b)	0.00	(b)	0.01		—		—
Net Asset Value, End of Period	$35.88		$33.17		$39.96		$33.22		$22.41		$42.46
Total Return (c)	8.17	%(d)	(14.92	)%(e)(f)	21.49%		49.36%		(46.41)%		16.25	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.99	%(g)	1.96	%(h)	1.96	%(h)	2.03	%(h)	1.90	%(h)	1.81	%(h)
Net investment income	0.64	%(g)	0.15	%(h)	0.08	%(h)	0.29	%(h)	0.77	%(h)	0.08	%(h)
Waiver/Reimbursement	0.03	%(g)	0.02%		—%		—%		—%		0.01%
Portfolio turnover rate	18	%(d)	32%		25%		31%		38%		28%
Net assets at end of period (000s)	$21,112		$24,510		$29,368		$38,835		$39,153		$103,631

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$33.03		$39.79		$33.08		$22.30		$42.32		$39.35
Income from Investment Operations
Net investment income/(loss) (a)	0.12		0.04		(0.05)		0.02		0.21		(0.06)
Net realized and unrealized gain/(loss)	2.58		(5.86)		7.03		10.89		(19.63)		6.39
Increase from payments by affiliate	—		0.00	(b)	—		—		—		—
Total from Investment Operations	2.70		(5.82)		6.98		10.91		(19.42)		6.33
Less Distributions to Shareholders
From net investment income	—		(0.94)		(0.27)		(0.14)		—		(0.00	)(b)
From net realized gains	—		—		—		—		(0.60)		(3.36)
Total Distributions to Shareholders	—		(0.94)		(0.27)		(0.14)		(0.60)		(3.36)
Redemption fees added to paid in capital (a)	—		—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00	(b)	0.00	(b)	0.01		—		—
Net Asset Value, End of Period	$35.73		$33.03		$39.79		$33.08		$22.30		$42.32
Total Return (c)	8.17	%(d)	(15.02	)%(e)(f)	21.34%		49.12%		(46.50)%		16.01	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.99	%(g)	2.06	%(h)	2.11	%(h)	2.17	%(h)	2.08	%(h)	1.99	%(h)
Net investment income/(loss)	0.69	%(g)	0.10	%(h)	(0.13	)%(h)	0.07	%(h)	0.60	%(h)	(0.14	)%(h)
Waiver/Reimbursement	0.02	%(g)	0.01%		—%		—%		—%		0.00	%(i)
Portfolio turnover rate	18	%(d)	32%		25%		31%		38%		28%
Net assets at end of period (000s)	$92,746		$97,328		$110,931		$85,625		$62,906		$153,416

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

Columbia Acorn International

Class I Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010 (a)
Net Asset Value, Beginning of Period	$34.33		$40.92		$37.69
Income from Investment Operations
Net investment income (b)	0.34		0.37		0.08
Net realized and unrealized gain/(loss)	2.67		(5.94)		3.49
Increase from payments by affiliate	—		0.00	(c)	—
Total from Investment Operations	3.01		(5.57)		3.57
Less Distributions to Shareholders
From net investment income	(0.21)		(1.02)		(0.34)
Total Distributions to Shareholders	(0.21)		(1.02)		(0.34)
Redemption fees added to paid in capital (b)	—		—		0.00	(c)
Increase from regulatory settlements	0.00	(c)	0.00	(c)	—
Net Asset Value, End of Period	$37.13		$34.33		$40.92
Total Return (d)	8.79	%(e)	(14.02	)%(f)	9.50	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses	0.87	%(g)	0.91	%(h)	0.94	%(h)
Net investment income	1.82	%(g)	0.99	%(h)	0.77	%(h)
Portfolio turnover rate	18	%(e)	32%		25	%(e)
Net assets at end of period (000s)	$62,855		$50,335		$66,581

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class R Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$34.11	$40.11
Income from Investment Operations
Net investment income (b)	0.19	(0.00	)(c)
Net realized and unrealized gain (loss)	2.67	(6.00)
Increase from payments by affiliate	—	0.00	(c)
Total from Investment Operations	2.86	(6.00)
Increase from regulatory settlements	0.00 (c)	0.00	(c)
Net Asset Value, End of Period	$36.97	$34.11
Total Return (d)(e)	8.38%	(14.96)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.47%	1.59	%(g)
Net investment income/(loss) (f)	1.01%	(0.02	)%(g)
Portfolio turnover rate (e)	18%	32%
Net assets at end of period (000s)	$961	$2,130

(a)  Class R shares commenced operations on August 15, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Columbia Acorn International

Class R5 Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$34.31	$40.24
Income from Investment Operations
Net investment income (b)	0.34	0.09
Net realized and unrealized gain/(loss)	2.66	(6.02)
Increase from payments by affiliate	—	0.00	(c)
Total from Investment Operations	3.00	(5.93)
Less Distributions to Shareholders
From net investment income	(0.21)	—
Total Distributions to Shareholders	(0.21)	—
Increase from regulatory settlements	0.00 (c)	0.00	(c)
Net Asset Value, End of Period	$37.10	$34.31
Total Return (d)(e)	8.77%	(14.74)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.88%	0.91	%(g)
Net investment income (f)	1.82%	0.65	%(g)
Portfolio turnover rate (e)	18%	32%
Net assets at end of period (000s)	$2,179	$2,038

(a)  Class R5 shares commenced operations on August 15, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn USA

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$25.94		$27.54		$22.43		$15.90		$27.23		$28.02
Income from Investment Operations
Net investment loss (a)	(0.09)		(0.22)		(0.15)		(0.11)		(0.14)		(0.09	)(b)
Net realized and unrealized gain/(loss)	2.72		(1.21)		5.26		6.64		(10.23)		1.01
Total from Investment Operations	2.63		(1.43)		5.11		6.53		(10.37)		0.92
Less Distributions to Shareholders
From net realized gains	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Total Distributions to Shareholders	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Increase from regulatory settlements	—		—		—		0.00	(c)	—		—
Net Asset Value, End of Period	$28.52		$25.94		$27.54		$22.43		$15.90		$27.23
Total Return (d)	10.15	%(e)	(5.21)%		22.78%		41.07%		(39.38)%		3.18	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.31	%(h)	1.30	%(i)	1.30	%(i)	1.32	%(i)	1.29	%(i)	1.25	%(i)
Net investment loss	(0.61	)%(h)	(0.78	)%(i)	(0.64	)%(i)	(0.64	)%(i)	(0.60	)%(i)	(0.29	)%(i)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.00	%(j)
Portfolio turnover rate	8	%(e)	20%		32%		28%		23%		21%
Net assets at end of period (000s)	$157,525		$167,038		$214,097		$178,605		$136,597		$245,085

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

Columbia Acorn USA

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$23.98		$25.60		$20.99		$14.98		$25.87		$26.87
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.37)		(0.30)		(0.22)		(0.27)		(0.25	)(b)
Net realized and unrealized gain/(loss)	2.51		(1.08)		4.91		6.23		(9.66)		0.96
Total from Investment Operations	2.34		(1.45)		4.61		6.01		(9.93)		0.71
Less Distributions to Shareholders
From net realized gains	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Total Distributions to Shareholders	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Increase from regulatory settlements	—		—		—		0.00	(c)	—		—
Net Asset Value, End of Period	$26.27		$23.98		$25.60		$20.99		$14.98		$25.87
Total Return (d)	9.77	%(e)	(5.68)%		21.96%		40.12%		(39.75)%		2.53	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	2.01	%(h)	1.92	%(i)	1.98	%(i)	2.02	%(i)	1.92	%(i)	1.85	%(i)
Net investment loss	(1.32	)%(h)	(1.42	)%(i)	(1.37	)%(i)	(1.33	)%(i)	(1.24	)%(i)	(0.87	)%(i)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.01%
Portfolio turnover rate	8	%(e)	20%		32%		28%		23%		21%
Net assets at end of period (000s)	$1,627		$2,253		$9,222		$20,903		$23,633		$53,820

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$23.72		$25.39		$20.84		$14.89		$25.77		$26.81
Income from Investment Operations
Net investment loss (a)	(0.18)		(0.39)		(0.31)		(0.24)		(0.30)		(0.30	)(b)
Net realized and unrealized gain/(loss)	2.50		(1.11)		4.86		6.19		(9.62)		0.97
Total from Investment Operations	2.32		(1.50)		4.55		5.95		(9.92)		0.67
Less Distributions to Shareholders
From net realized gains	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Total Distributions to Shareholders	(0.05)		(0.17)		—		—		(0.96)		(1.71)
Increase from regulatory settlements	—		—		—		0.00	(c)	—		—
Net Asset Value, End of Period	$25.99		$23.72		$25.39		$20.84		$14.89		$25.77
Total Return (d)	9.79	%(e)	(5.92)%		21.83%		39.96%		(39.87)%		2.39	%(f)(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses	2.05	%(h)	2.05	%(i)	2.08	%(i)	2.13	%(i)	2.08	%(i)	2.03	%(i)
Net investment loss	(1.35	)%(h)	(1.53	)%(i)	(1.41	)%(i)	(1.45	)%(i)	(1.39	)%(i)	(1.07	)%(i)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.00	%(j)
Portfolio turnover rate	8	%(e)	20%		32%		28%		23%		21%
Net assets at end of period (000s)	$31,666		$30,584		$36,101		$32,508		$25,899		$50,743

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

Columbia Acorn USA

Class I Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010 (a)
Net Asset Value, Beginning of Period	$27.00		$28.56		$24.24
Income from Investment Operations
Net investment loss (b)	(0.04)		(0.14)		(0.03)
Net realized and unrealized gain/(loss)	2.84		(1.25)		4.35
Total from Investment Operations	2.80		(1.39)		4.32
Less Distributions to Shareholders
From net realized gains	(0.05)		(0.17)		—
Total Distributions to Shareholders	(0.05)		(0.17)		—
Net Asset Value, End of Period	$29.75		$27.00		$28.56
Total Return (c)	10.38	%(d)	(4.88)%		17.82	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses	0.96	%(e)	0.94	%(f)	0.94	%(e)(f)
Net investment loss	(0.28	)%(e)	(0.47	)%(f)	(0.35	)%(e)(f)
Portfolio turnover rate	8	%(d)	20%		32	%(d)
Net assets at end of period (000s)	$618		$2,635		$28,993

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$24.26		$28.01		$23.39		$17.99		$31.74		$27.68
Income from Investment Operations
Net investment income (a)	0.18		0.18		0.08		0.10		0.20		0.04	(b)
Net realized and unrealized gain/(loss)	2.30		(2.95)		4.84		5.43		(13.41)		5.91
Total from Investment Operations	2.48		(2.77)		4.92		5.53		(13.21)		5.95
Less Distributions to Shareholders
From net investment income	—		(0.59)		(0.30)		(0.15)		—		(0.12)
From net realized gains	(0.12)		(0.39)		—		—		(0.54)		(1.77)
Total Distributions to Shareholders	(0.12)		(0.98)		(0.30)		(0.15)		(0.54)		(1.89)
Redemption fees added to paid in capital (a)	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Increase from regulatory settlements	—		—		0.00	(c)	0.02		—		—
Net Asset Value, End of Period	$26.62		$24.26		$28.01		$23.39		$17.99		$31.74
Total Return (d)	10.23	%(e)	(10.11)%		21.41%		31.01%		(42.30)%		21.50	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.50	%(g)	1.51	%(h)	1.56	%(h)	1.56	%(h)	1.54	%(h)	1.49	%(h)
Net investment income	1.42	%(g)	0.66	%(h)	0.33	%(h)	0.53	%(h)	0.78	%(h)	0.11	%(h)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.00	%(i)
Portfolio turnover rate	29	%(e)	44%		42%		56%		68%		57%
Net assets at end of period (000s)	$57,282		$56,350		$71,668		$64,664		$46,522		$48,538

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$23.27		$26.72		$22.34		$17.16		$30.50		$26.73
Income from Investment Operations
Net investment income/(loss) (a)	0.10		0.01		(0.06)		(0.01)		0.04		(0.13	)(b)
Net realized and unrealized gain/(loss)	2.20		(2.82)		4.62		5.17		(12.84)		5.67
Total from Investment Operations	2.30		(2.81)		4.56		5.16		(12.80)		5.54
Less Distributions to Shareholders
From net investment income	—		(0.25)		(0.18)		—		—		—
From net realized gains	(0.12)		(0.39)		—		—		(0.54)		(1.77)
Total Distributions to Shareholders	(0.12)		(0.64)		(0.18)		—		(0.54)		(1.77)
Redemption fees added to paid in capital (a)	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Increase from regulatory settlements	—		—		0.00	(c)	0.02		—		—
Net Asset Value, End of Period	$25.45		$23.27		$26.72		$22.34		$17.16		$30.50
Total Return (d)	9.89	%(e)	(10.64)%		20.63	%(f)	30.19	%(f)	(42.68)%		20.69	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses	2.11	%(g)	2.14	%(h)	2.20	%(h)	2.20	%(h)	2.17	%(h)	2.10	%(h)
Net investment income/(loss)	0.77	%(g)	0.04	%(h)	(0.27	)%(h)	(0.05	)%(h)	0.16	%(h)	(0.45	)%(h)
Waiver/Reimbursement	—%		—%		0.04%		0.12%		—%		0.01%
Portfolio turnover rate	29	%(e)	44%		42%		56%		68%		57%
Net assets at end of period (000s)	$1,364		$1,774		$3,030		$3,887		$4,444		$11,941

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$23.17		$26.58		$22.21		$17.08		$30.42		$26.70
Income from Investment Operations
Net investment income/(loss) (a)	0.08		(0.04)		(0.10)		(0.06)		0.00	(b)	(0.20	)(c)
Net realized and unrealized gain/(loss)	2.19		(2.81)		4.60		5.17		(12.80)		5.69
Total from Investment Operations	2.27		(2.85)		4.50		5.11		(12.80)		5.49
Less Distributions to Shareholders
From net investment income	—		(0.17)		(0.13)		—		—		—
From net realized gains	(0.12)		(0.39)		—		—		(0.54)		(1.77)
Total Distributions to Shareholders	(0.12)		(0.56)		(0.13)		—		(0.54)		(1.77)
Redemption fees added to paid in capital (a)	—		—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Increase from regulatory settlements	—		—		0.00	(b)	0.02		—		—
Net Asset Value, End of Period	$25.32		$23.17		$26.58		$22.21		$17.08		$30.42
Total Return (d)	9.81	%(e)	(10.81)%		20.45%		30.04%		(42.79)%		20.53	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses	2.29	%(g)	2.31	%(h)	2.36	%(h)	2.42	%(h)	2.34	%(h)	2.29	%(h)
Net investment income/(loss)	0.62	%(g)	(0.14	)%(h)	(0.45	)%(h)	(0.30	)%(h)	0.01	%(h)	(0.68	)%(h)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.01%
Portfolio turnover rate	29	%(e)	44%		42%		56%		68%		57%
Net assets at end of period (000s)	$8,585		$8,704		$11,885		$11,096		$9,747		$13,023

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Columbia Acorn International Select

Class I Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010 (a)
Net Asset Value, Beginning of Period	$24.45		$28.33		$26.11
Income from Investment Operations
Net investment income (b)	0.23		0.31		0.03
Net realized and unrealized gain/(loss)	2.32		(2.97)		2.19
Total from Investment Operations	2.55		(2.66)		2.22
Less Distributions to Shareholders
From net investment income	—		(0.83)		—
From net realized gains	(0.12)		(0.39)		—
Total Distributions to Shareholders	(0.12)		(1.22)		—
Net Asset Value, End of Period	$26.88		$24.45		$28.33
Total Return (c)	10.44	%(d)	(9.68)%		8.50	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses	1.14	%(e)	1.04	%(f)	1.14	%(e)(f)
Net investment income	1.78	%(e)	1.12	%(f)	0.44	%(e)(f)
Portfolio turnover rate	29	%(d)	44%		42	%(d)
Net assets at end of period (000s)	$3		$2		$3

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$22.95		$27.94		$22.81		$13.77		$27.89		$26.18
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.15)		(0.18)		(0.14)		(0.18)		(0.15)
Net realized and unrealized gain/(loss)	1.81		(4.46)		5.31		9.18		(13.25)		2.50
Total from Investment Operations	1.75		(4.61)		5.13		9.04		(13.43)		2.35
Less Distributions to Shareholders
From net investment income	—		(0.38)		—		—		—		—
From net realized gains	(0.53)		—		—		—		(0.69)		(0.64)
Total Distributions to Shareholders	(0.53)		(0.38)		—		—		(0.69)		(0.64)
Net Asset Value, End of Period	$24.17		$22.95		$27.94		$22.81		$13.77		$27.89
Total Return (b)	7.64	%(c)	(16.65)%		22.49%		65.65%		(49.31	)%(d)	8.92	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses before interest expense	1.32	%(f)	1.28	%(g)	1.28	%(g)	1.30	%(g)	1.24	%(g)	1.19	%(g)
Interest expense	0.00	%(f)(h)	—%		—%		—%		—%		—%
Net expenses	1.32	%(f)	1.28	%(g)	1.28	%(g)	1.30	%(g)	1.24	%(g)	1.19	%(g)
Net investment loss	(0.45	)%(f)	(0.57	)%(g)	(0.73	)%(g)	(0.78	)%(g)	(0.80	)%(g)	(0.52	)%(g)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.00	%(h)
Portfolio turnover rate	8	%(c)	21%		28%		19%		28%		14%
Net assets at end of period (000s)	$303,485		$340,325		$555,263		$522,443		$395,794		$1,117,941

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn Select

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$21.40		$26.06		$21.41		$13.02		$26.57		$25.13
Income from Investment Operations
Net investment loss (a)	(0.13)		(0.30)		(0.31)		(0.24)		(0.31)		(0.31)
Net realized and unrealized gain/(loss)	1.69		(4.13)		4.96		8.63		(12.55)		2.39
Total from Investment Operations	1.56		(4.43)		4.65		8.39		(12.86)		2.08
Less Distributions to Shareholders
From net investment income	—		(0.23)		—		—		—		—
From net realized gains	(0.53)		—		—		—		(0.69)		(0.64)
Total Distributions to Shareholders	(0.53)		(0.23)		—		—		(0.69)		(0.64)
Net Asset Value, End of Period	$22.43		$21.40		$26.06		$21.41		$13.02		$26.57
Total Return (b)	7.30	%(c)	(17.11)%		21.72%		64.44%		(49.62	)%(d)	8.22	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses before interest expense	1.90	%(f)	1.88	%(g)	1.92	%(g)	2.01	%(g)	1.87	%(g)	1.79	%(g)
Interest expense	0.00	%(f)(h)	—%		—%		—%		—%		—%
Net expenses	1.90	%(f)	1.88	%(g)	1.92	%(g)	2.01	%(g)	1.87	%(g)	1.79	%(g)
Net investment loss	(1.08	)%(f)	(1.21	)%(g)	(1.39	)%(g)	(1.49	)%(g)	(1.43	)%(g)	(1.12	)%(g)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.01%
Portfolio turnover rate	8	%(c)	21%		28%		19%		28%		14%
Net assets at end of period (000s)	$15,343		$26,126		$72,203		$88,004		$73,152		$199,182

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$21.20		$25.83		$21.25		$12.94		$26.46		$25.07
Income from Investment Operations
Net investment loss (a)	(0.14)		(0.32)		(0.34)		(0.26)		(0.34)		(0.36)
Net realized and unrealized gain/(loss)	1.67		(4.12)		4.92		8.57		(12.49)		2.39
Total from Investment Operations	1.53		(4.44)		4.58		8.31		(12.83)		2.03
Less Distributions to Shareholders
From net investment income	—		(0.19)		—		—		—		—
From net realized gains	(0.53)		—		—		—		(0.69)		(0.64)
Total Distributions to Shareholders	(0.53)		(0.19)		—		—		(0.69)		(0.64)
Net Asset Value, End of Period	$22.20		$21.20		$25.83		$21.25		$12.94		$26.46
Total Return (b)	7.23	%(c)	(17.27)%		21.55%		64.22%		(49.71	)%(d)	8.04	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses before interest expense	2.07	%(f)	2.05	%(g)	2.07	%(g)	2.14	%(g)	2.04	%(g)	1.98	%(g)
Interest expense	0.00	%(f)(h)	—%		—%		—%		—%		—%
Net expenses	2.07	%(f)	2.05	%(g)	2.07	%(g)	2.14	%(g)	2.04	%(g)	1.98	%(g)
Net investment loss	(1.19	)%(f)	(1.34	)%(g)	(1.52	)%(g)	(1.62	)%(g)	(1.60	)%(g)	(1.31	)%(g)
Waiver/Reimbursement	—%		—%		—%		—%		—%		0.00	%(h)
Portfolio turnover rate	8	%(c)	21%		28%		19%		28%		14%
Net assets at end of period (000s)	$60,556		$62,887		$98,445		$93,121		$70,962		$197,100

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn Select

Class I Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010 (a)
Net Asset Value, Beginning of Period	$23.65		$28.74		$24.74
Income from Investment Operations
Net investment income/(loss) (b)	0.00	(c)	(0.03)		0.01
Net realized and unrealized gain/(loss)	1.84		(4.59)		3.99
Total from Investment Operations	1.84		(4.62)		4.00
Less Distributions to Shareholders
From net investment income	—		(0.47)		—
From net realized gains	(0.53)		—		—
Total Distributions to Shareholders	(0.53)		(0.47)		—
Net Asset Value, End of Period	$24.96		$23.65		$28.74
Total Return (d)	7.79	%(e)	(16.25)%		16.17	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses before interest expense	0.97	%(f)	0.92	%(g)	0.91	%(f)(g)
Interest expense	0.00	%(f)(h)	—%		—%
Net expenses	0.97	%(f)	0.92	%(g)	0.91	%(f)(g)
Net investment income/(loss)	0.03	%(f)	(0.12	)%(g)	0.18	%(f)(g)
Portfolio turnover rate	8	%(e)	21%		28	%(e)
Net assets at end of period (000s)	$21,778		$10,944		$7,832

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$12.82		$12.58		$10.90		$8.26		$12.31		$12.59
Income from Investment Operations
Net investment income (a)	0.13		0.28		0.19		0.11		0.22		0.49
Net realized and unrealized gain/(loss)	0.72		0.30		1.67		2.53		(3.98)		0.53
Total from Investment Operations	0.85		0.58		1.86		2.64		(3.76)		1.02
Less Distributions to Shareholders
From net investment income	(0.02)		(0.34)		(0.18)		(0.00	)(b)	(0.22)		(0.51)
From net realized gains	—		—		—		—		(0.07)		(0.79)
Total Distributions to Shareholders	(0.02)		(0.34)		(0.18)		(0.00	)(b)	(0.29)		(1.30)
Net Asset Value, End of Period	$13.65		$12.82		$12.58		$10.90		$8.26		$12.31
Total Return (c)(d)	6.61	%(e)	4.62%		17.28%		31.98%		(30.67)%		8.19%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.50	%(g)	0.50	%(h)	0.50	%(h)	0.50	%(h)	0.50	%(h)	0.50	%(h)
Net investment income	1.94	%(g)	2.17	%(h)	1.64	%(h)	1.17	%(h)	1.99	%(h)	3.75	%(h)
Waiver/Reimbursement	0.09	%(g)	0.17%		0.22%		0.28%		0.18%		0.18%
Portfolio turnover rate	47	%(e)	130%		118%		17%		130%		128%
Net assets at end of period (000s)	$171,091		$79,744		$44,527		$42,976		$41,032		$53,246

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Columbia Thermostat Fund

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$12.91		$12.64		$10.93		$8.32		$12.38		$12.62
Income from Investment Operations
Net investment income (a)	0.09		0.15		0.13		0.06		0.16		0.42
Net realized and unrealized gain/(loss)	0.73		0.38		1.67		2.55		(4.00)		0.54
Total from Investment Operations	0.82		0.53		1.80		2.61		(3.84)		0.96
Less Distributions to Shareholders
From net investment income	(0.02)		(0.26)		(0.09)		—		(0.15)		(0.41)
From net realized gains	—		—		—		—		(0.07)		(0.79)
Total Distributions to Shareholders	(0.02)		(0.26)		(0.09)		—		(0.22)		(1.20)
Net Asset Value, End of Period	$13.71		$12.91		$12.64		$10.93		$8.32		$12.38
Total Return (b)(c)	6.33	%(d)	4.19%		16.64%		31.37%		(31.10)%		7.71%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.00	%(f)	1.00	%(g)	1.00	%(g)	1.00	%(g)	1.00	%(g)	1.00	%(g)
Net investment income	1.31	%(f)	1.18	%(g)	1.10	%(g)	0.64	%(g)	1.45	%(g)	3.25	%(g)
Waiver/Reimbursement	0.17	%(f)	0.23%		0.28%		0.32%		0.20%		0.19%
Portfolio turnover rate	47	%(d)	130%		118%		17%		130%		128%
Net assets at end of period (000s)	$5,833		$11,318		$28,752		$32,758		$36,673		$67,709

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$12.91		$12.62		$10.91		$8.33		$12.37		$12.62
Income from Investment Operations
Net investment income (a)	0.08		0.18		0.10		0.03		0.13		0.39
Net realized and unrealized gain/(loss)	0.72		0.31		1.68		2.55		(3.97)		0.53
Total from Investment Operations	0.80		0.49		1.78		2.58		(3.84)		0.92
Less Distributions to Shareholders
From net investment income	(0.02)		(0.20)		(0.07)		—		(0.13)		(0.38)
From net realized gains	—		—		—		—		(0.07)		(0.79)
Total Distributions to Shareholders	(0.02)		(0.20)		(0.07)		—		(0.20)		(1.17)
Net Asset Value, End of Period	$13.69		$12.91		$12.62		$10.91		$8.33		$12.37
Total Return (b)(c)	6.18	%(d)	3.87%		16.43%		30.97%		(31.20)%		7.36%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.25	%(f)	1.25	%(g)	1.25	%(g)	1.25	%(g)	1.25	%(g)	1.25	%(g)
Net investment income	1.22	%(f)	1.40	%(g)	0.88	%(g)	0.39	%(g)	1.23	%(g)	3.02	%(g)
Waiver/Reimbursement	0.10	%(f)	0.18%		0.24%		0.30%		0.20%		0.19%
Portfolio turnover rate	47	%(d)	130%		118%		17%		130%		128%
Net assets at end of period (000s)	$111,865		$33,378		$21,866		$21,090		$24,383		$26,908

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Columbia Acorn Emerging Markets Fund

Class A Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.26	$10.00
Income from Investment Operations
Net investment income (b)	0.03	(0.00	)(c)
Net realized and unrealized gain/(loss)	0.86	(0.74)
Total from Investment Operations	0.89	(0.74)
Net Asset Value, End of Period	$10.15	$9.26
Total Return (d)(e)(f)	9.61%	(7.40)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.79%	1.85%
Net investment income/(loss) (g)	0.53%	(0.01)%
Waiver/Reimbursement (g)	6.25%	18.28%
Portfolio turnover rate (f)	15%	9%
Net assets at end of period (000s)	$1,274	$332

(a)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Class C Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.24	$10.00
Income from Investment Operations
Net investment income/(loss) (b)	(0.03)	(0.02)
Net realized and unrealized gain/(loss)	0.89	(0.74)
Total from Investment Operations	0.86	(0.76)
Net Asset Value, End of Period	$10.10	$9.24
Total Return (c)(d)(e)	9.31%	(7.60)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.55%	2.60%
Net investment income/(loss) (f)	(0.52)%	(0.68)%
Waiver/Reimbursement (f)	5.95%	22.46%
Portfolio turnover rate (e)	15%	9%
Net assets at end of period (000s)	$216	$127

(a)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

Columbia Acorn Emerging Markets Fund

Class I Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.29	$10.00
Income from Investment Operations
Net investment income (b)	0.02	0.01
Net realized and unrealized gain/(loss)	0.89	(0.72)
Total from Investment Operations	0.91	(0.71)
Less Distributions to Shareholders
From net investment income	(0.01)	—
Total Distributions to Shareholders	(0.01)	—
Net Asset Value, End of Period	$10.19	$9.29
Total Return (c)(d)(e)	9.76%	(7.10)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.41%	1.41%
Net investment income (f)	0.47%	0.17%
Waiver/Reimbursement (f)	5.83%	17.90%
Portfolio turnover rate (e)	15%	9%
Net assets at end of period (000s)	$5	$5

(a)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn European Fund

Class A Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.43	$10.00
Income from Investment Operations
Net investment income/(loss) (b)	0.12	(0.03)
Net realized and unrealized gain/(loss)	0.97	(0.46)
Total from Investment Operations	1.09	(0.49)
Less Distributions to Shareholders
From net investment income	(0.01)	(0.06)
From net realized gains	(0.01)	(0.02)
Total Distributions to Shareholders	(0.02)	(0.08)
Net Asset Value, End of Period	$10.50	$9.43
Total Return (c)(d)(e)	11.53%	(4.97)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.60%	1.75%
Net investment income/(loss) (f)	2.27%	(0.84)%
Waiver/Reimbursement (f)	12.28%	31.84%
Portfolio turnover rate (e)	18%	17%
Net assets at end of period (000s)	$203	$154

(a)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

Columbia Acorn European Fund

Class C Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.44	$10.00
Income from Investment Operations
Net investment income/(loss) (b)	0.08	(0.06)
Net realized and unrealized gain/(loss)	0.96	(0.45)
Total from Investment Operations	1.04	(0.51)
Less Distributions to Shareholders
From net investment income	(0.01)	(0.03)
From net realized gains	(0.01)	(0.02)
Total Distributions to Shareholders	(0.02)	(0.05)
Net Asset Value, End of Period	$10.46	$9.44
Total Return (c)(d)(e)	10.99%	(5.14)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.39%	2.50%
Net investment income/(loss) (f)	1.48%	(1.66)%
Waiver/Reimbursement (f)	12.53%	33.29%
Portfolio turnover rate (e)	18%	17%
Net assets at end of period (000s)	$18	$5

(a)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn European Fund

Class I Shares	(Unaudited) Six months ended June 30,	Year ended December 31,
Selected data for a share outstanding throughout each period	2012	2011 (a)
Net Asset Value, Beginning of Period	$9.43	$10.00
Income from Investment Operations
Net investment income/(loss) (b)	0.14	(0.02)
Net realized and unrealized gain/(loss)	0.96	(0.46)
Total from Investment Operations	1.10	(0.48)
Less Distributions to Shareholders
From net investment income	(0.01)	(0.07)
From net realized gains	(0.01)	(0.02)
Total Distributions to Shareholders	(0.02)	(0.09)
Net Asset Value, End of Period	$10.51	$9.43
Total Return (c)(d)(e)	11.64%	(4.81)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.31%	1.31%
Net investment income/(loss) (f)	2.69%	(0.47)%
Waiver/Reimbursement (f)	12.17%	28.69%
Portfolio turnover rate (e)	18%	17%
Net assets at end of period (000s)	$5	$5

(a)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R5 and Class Z shares. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund each currently offers Class A, Class C, Class I and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 18 months of purchase.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R and Class R5 shares are offered at net asset value. There are certain restrictions on who may purchase Class I, Class R and Class R5 shares.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class Z shares are presented in a separate semiannual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the

NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Derivative instruments

Columbia Acorn International and Columbia Acorn International Select invest in certain derivative instruments as detailed below to meet their investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Funds to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contracts. Columbia Acorn International and Columbia Acorn International Select utilize forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities or to hedge out of a currency that is off benchmark.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Each Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International and Columbia Acorn International Select including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on the Funds' operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

During the six months ended June 30, 2012, Columbia Acorn International entered into three forward foreign currency exchange contracts.

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the six months ended June 30, 2012, was as follows:

Amount of Realized Gain (Loss) and Change in Unrealized
Appreciation (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure Category	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$5,423	$(4,539)

During the six months ended June 30, 2012, Columbia Acorn International Select entered into 12 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International Select's derivative instruments as of June 30, 2012.

Liability Derivatives

Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
(in thousands)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(932)

The effect of derivative instruments on Columbia Acorn International Select's Statement of Operations for the six months ended June 30, 2012, was as follows:

Amount of Realized Gain (Loss) and Change in Unrealized
Appreciation (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure Category	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$210	$16

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred.

Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net securities lending income earned as of June 30, 2012, by each Fund is included in the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforward, determined as of December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
Fund	2015	2016	2017	2018	Unlimited	Total
( in thousands)
Columbia Acorn International	$15,640	$82,683	$189,008	$—	$—	$287,331
Columbia Thermostat Fund	—	—	17,733	2,955	—	20,688
Columbia Acorn Emerging Markets Fund	—	—	—	—	11	11

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Columbia Acorn International acquired capital loss carryforwards in connection with the merger with RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund of $121,174,098 and $73,618,287, respectively (Note 8). In addition to the acquired capital loss carryforwards, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforwards may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to the provisions under the Internal Revenue Code are included as being expired.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. At December 31, 2011, the Funds elected to treat the following late year ordinary losses and post-October capital losses as arising on January 1, 2012:

Fund	Late year ordinary losses	Post-October capital losses
(in thousands)
Columbia Acorn Fund	$9,350	$50,163
Columbia Acorn International	—	12,775
Columbia Acorn USA	—	3,057
Columbia Acorn International Select	2,622	3,120
Columbia Acorn Select	107	3,172
Columbia Acorn Emerging Markets Fund	—	42
Columbia Acorn European Fund	2	7

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, LLC (CWAM) is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

For the six months ended June 30, 2012, the annualized effective investment advisory fee rate were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.83%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.25%
Columbia Acorn European Fund	1.19%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.28%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund through April 30, 2013 so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any) do not exceed the annual rate of 0.25% of the Fund's average daily net assets.

There is no guarantee that this arrangement will continue after April 30, 2013.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund through April 30, 2013, so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with each Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), do not exceed the following annual rates based on each class' average daily net assets:

Fund	Class A	Class C	Class I
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.41%
Columbia Acorn European Fund	1.75%	2.50%	1.31%

There is no guarantee that these arrangements will continue after April 30, 2013.

CWAM may recoup any fees waived and/or expenses reimbursed with respect to any share class of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one-year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Funds' ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Funds' investment in other investment companies, if any) to exceed the annual expense limitations above, or to exceed such annual expense limitations as may be in place at the time of the recoupment, whichever is less.

Effective August 15, 2011, CWAM and its affiliates have contractually agreed to waive a portion of total annual Fund operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Expenses reimbursed by CWAM and its affiliates for the six months ended June 30, 2012, were as follows:

Fund	Expenses Reimbursed
(in thousands)
Columbia Acorn International Select	$206
Columbia Thermostat Fund	127
Columbia Acorn Emerging Markets Fund	149
Columbia Acorn European Fund	118

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2012, the annualized effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R5 and Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. Effective May 1, 2012, CMIS receives monthly account-based service fees based on the number of open Fund accounts. CMIS is also reimbursed by the Funds for the fees and expenses that it pays retirement plan sponsors, defined contribution plans and 529 Plans (the Plans) or other financial intermediaries that maintain omnibus accounts with the Funds and provide record keeping services to shareholders invested through the Plans. Such fees are calculated as a percentage of the average aggregate value of each Fund's shares maintained by a Plan. CMIS is also reimbursed for the fees and expenses that it pays each fund supermarket, broker-dealer firm or other financial intermediary that maintains an omnibus accounts with a Fund. Such fees are based on the number of sub-accounts comprising the omnibus position. Each Fund paid CMIS a monthly fee at the annual rate of $17.00 per open account prior to May 1, 2012, and $20.00 per open account thereafter.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the six months ended June 30, 2012, the Funds' annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R5
Columbia Acorn Fund	0.09%	0.18%	0.09%	—	—
Columbia Acorn International	0.16%	0.40%	0.14%	0.11%	0.02%
Columbia Acorn USA	0.10%	0.30%	0.09%	—	—
Columbia Acorn International Select	0.13%	0.24%	0.17%	—	—
Columbia Acorn Select	0.11%	0.20%	0.11%	—	—
Columbia Thermostat Fund	0.09%	0.18%	0.09%	—	—
Columbia Acorn Emerging Markets Fund	0.13%	—	0.14%	—	—
Columbia Acorn European Fund	0.04%	—	0.08%	—	—

In connection with the acquisition that closed August 15, 2011, Columbia Acorn International assumed the assets and obligations of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund (See Note 8), which together with certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease (including the payment of rent (the Guaranty)) entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Smaller Companies Fund and Seligman International Growth Fund, which were acquired by RiverSource Partners International Small Cap Fund

and RiverSource Partners International Select Growth Fund, respectively, in previous years. The lease and the Guaranty expire in January 2019. At June 30, 2012, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $131,390. The liability remaining at June 30, 2012, for non-recurring charges associated with the lease amounted to $75,951 and is included within payable for other liabilities in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

Organizational expenses for Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund consist of offering costs which were incurred prior to the initial public offering of shares of the Funds and include, among other things, state registration filing fees and printing costs. The offering costs were paid by CWAM as incurred. The Funds have capitalized these offering costs and are amortizing them to expense over a period of 12 months from the commencement of the initial public offering of shares. The Funds reimburse CWAM during the 12 month period on a monthly basis an amount equal to the offering amortized to expense by each Fund during that month.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On June 30, 2012, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Thermostat Fund each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 39, 51, 60, 72 and 76, respectively.

For the six months ended June 30, 2012, the Funds engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$800	$—
Columbia Acorn International	1,450	—
Columbia Acorn Select	—	1,446
Columbia Acorn Emerging Markets Fund	12	—

During the year ended December 31, 2011, Columbia Management reimbursed Columbia Acorn International $174,055 for a loss on a trading error.

During the year ended December 31, 2011, Columbia Acorn Select Class Z shares received a payment of $56,666 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from contribution from affiliate" on the Statements of Changes in Net Assets.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, as in effect for the six months ended June 30, 2012, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

Except for Columbia Acorn Select, no Fund had borrowings during the six months ended June 30, 2012. For Columbia Acorn Select, the average daily loan balance outstanding on days when borrowing existed was $8,500,000 at a weighted average interest rate of 1.49%.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2012, were:

Fund	Purchases	Proceeds from Sales
(in thousands)
Columbia Acorn Fund	$1,335,545	$2,296,276
Columbia Acorn International	1,052,221	1,021,815
Columbia Acorn USA	129,533	261,587
Columbia Acorn International Select	93,008	111,597
Columbia Acorn Select	99,446	423,716
Columbia Thermostat Fund	382,471	144,148
Columbia Acorn Emerging Markets Fund	3,240	715
Columbia Acorn European Fund	503	331

7. Regulatory Settlements with Third Parties

During the six months ended June 30, 2012, Columbia Acorn International received payments of $107,802 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

During the year ended December 31, 2011, Columbia Acorn International received payments of $107,617 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

8.  Fund Merger

On August 15, 2011, Columbia Acorn International acquired the assets and assumed the identified liabilities of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, both series of RiverSource International Managers Series, Inc., which were sub-advised by CWAM. The reorganization was completed after shareholders approved the plan on May 11, 2011. The purpose of the transaction was to combine funds managed by CWAM with comparable investment objectives and strategies.

The aggregate net assets of Columbia Acorn International immediately before the acquisitions were $5,887,634,436 and the combined net assets immediately after the acquisitions were $6,287,891,195.

The merger was accomplished by a tax-free exchange of 48,230,699 shares of RiverSource Partners International Select Growth Fund valued at $311,482,971 (including $29,840,736 of unrealized appreciation) and 15,801,504 shares of RiverSource Partners International Small Cap Fund valued at $88,773,788 (including $6,322,097 of unrealized appreciation).

In exchange for RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund shares, Columbia Acorn International issued the following number of shares:

	RiverSource Partners International Select Growth Fund	RiverSource Partners International Small Cap Fund
Class A	3,800,227	1,666,707
Class B	267,259	75,499
Class C	183,761	518,779
Class I	4,010,380	51,634
Class R	35,341	48,348
Class R5	5,711	23,983

For financial reporting purposes, net assets received and shares issued by Columbia Acorn International were recorded at fair value; however, RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Acorn International for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Columbia Acorn International's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $76.7 million, $260.0 million, $(1,274.8) million and $(938.1) million, respectively.

9.  Shareholder Concentration

At June 30, 2012, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Fund	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	11.1%	—
Columbia Acorn International	3	38.7%	—
Columbia Acorn USA	3	51.7%	—
Columbia International Select	1	43.6%	—
Columbia Acorn Select	2	26.5%	—
Columbia Thermostat Fund	2	38.2%	—
Columbia Acorn Emerging Markets Fund	1	17.4%	29.7%
Columbia Acorn European Fund	1	18.0%	53.7%

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

11.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages the Columbia Acorn Funds (each, a "Fund", and together, the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers and receives monthly reports from Columbia WAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through Columbia WAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2012 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 6, 2012, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Funds' securities lending program; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of Columbia WAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2011. The Trustees also considered peer performance rankings for similar time periods although they focused more on the five-year period, or the since inception periods in the case of the two newer Funds, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund.

The Trustees noted that Columbia Acorn International and Columbia Acorn International Select had delivered excellent results over the past five years, and had done so while exposing investors to less risk than competing funds, according to Morningstar. They also considered that Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund had delivered excellent returns since inception versus their respective Morningstar peer groups, although their returns were below median compared to their respective Lipper peer groups. The Trustees considered that these newer Funds had operated for less than one year and that the Funds had relatively few peers in their peer groups compared to peer groups for other Funds.

The Trustees considered that the domestic Funds have had mixed results. Columbia Acorn Fund underperformed its peers over the five-year period, ending December 31, 2011, but the Fund beat its benchmark during the same period. Columbia Acorn Fund underperformed its peer groups for the one- and three-year periods as well, and outperformed its benchmark for the three-year but not the one-year period. The Trustees considered, however, that Morningstar and Lipper ranked Columbia Acorn Fund as the best-performing fund over the past ten years. Columbia Acorn Select underperformed its peers and benchmark over the five-year period ending December 31, 2011 and exposed investors to more risk versus its peers. The Trustees considered that Columbia Acorn Select had performed better over the three-year period, but that its one-year returns were well below the peer group median and benchmark. Columbia Acorn USA's returns were behind its peer group median over the five-year period ending December 31, 2011, though it outperformed its benchmark for the same period. The Trustees noted that the Fund also had underperformed its peers for the one- and three-year periods but had outperformed its benchmark for the same periods. Over the ten-year period, Columbia Acorn USA ranked above

Board Approval of the Advisory Agreement, continued

median according to Morningstar and Lipper. The Fund also exposed shareholders to more risk than its peers. Columbia Thermostat Fund outperformed its stated benchmark, a 50/50 blend of the Fund's primary equity and debt benchmarks, over the three- and five-year periods ending December 31, 2011, and enjoyed strong rankings from Morningstar and Lipper versus its peer groups over these periods.

The Trustees concluded that Fund performance was satisfactory with respect to the international Funds and Columbia Thermostat Fund. The Trustees determined that performance with respect to Columbia Acorn Select, in particular, and with respect to Columbia Acorn Fund and Columbia Acorn USA needed to be improved, although performance of these three Funds had been ahead of their benchmarks at the time of the June 6th Board meeting. The Trustees concluded, however, that Columbia WAM had taken and continued to take a number of corrective steps to improve performance of the underperforming domestic Funds, that Columbia WAM had reported that these steps were being successfully implemented, and that the Investment Performance Analysis Committee of the Board was monitoring these Funds' performance closely. In addition the Trustees considered that the Chief Investment Officer (the "CIO") of Columbia WAM had reported to them at numerous committee and Board meetings on the corrective steps being taken to improve performance, and committee representatives met separately with the CIO on multiple occasions to discuss the underperforming Funds.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the international Funds, Columbia Acorn Fund and Columbia Thermostat Fund, and the steps taken by Columbia WAM to correct performance in the underperforming domestic Funds, were an important factor in their evaluation of the quality of services provided by Columbia WAM under the Advisory Agreement for these Funds.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that in general the Funds' total net operating expenses were equal to or below their Morningstar median peer group rankings, except that Columbia Acorn USA, Columbia Acorn European Fund, and Columbia Acorn Select had total net operating expenses above their Morningstar peer group medians. All of the Funds' total net operating expenses, however, were below their Lipper peer group medians.

The actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund were lower than both their Morningstar and Lipper peer groups; the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn USA were higher than the median advisory fee of the Funds' Lipper and Morningstar peer groups; the actual advisory fees paid by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund were higher than the median advisory fees paid by the Funds' Morningstar peer groups but not their Lipper peer groups; and the actual advisory fee paid by Columbia Acorn International Select was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees at the same asset levels. The Trustees also examined Columbia WAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to Columbia WAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by Columbia WAM and its affiliates and the investment performance of the Funds, taking into account Columbia WAM's continuing steps to improve performance of the underperforming domestic Funds.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that Columbia WAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Funds, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement, and that it receives fees under the Trust's Rule 12b-1 Plan, most of which CMID pays to broker-dealers. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Funds' portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 6, 2012, the Trustees approved continuation of the Advisory Agreement through July 31, 2013.

Columbia Acorn Family of Funds

Second Quarter Class A, B, C, I, R and R5 Expense Information (Unaudited)

Columbia Acorn Fund	Class A	Class B*	Class C	Class I
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.16%	0.26%	0.16%	0.08%
Net Expense Ratio	1.05%	1.65%	1.80%	0.72%
Columbia Acorn International	Class A	Class B*	Class C	Class I	Class R	Class R5
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.23%	0.48%	0.23%	0.11%	0.21%	0.12%
Net Expense Ratio	1.24%	1.99%	1.99%	0.87%	1.47%	0.88%
Columbia Acorn USA	Class A	Class B*	Class C	Class I
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.20%	0.40%	0.19%	0.10%
Net Expense Ratio	1.31%	2.01%	2.05%	0.96%
Columbia Acorn International Select	Class A	Class B*	Class C	Class I
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.31%	0.42%	0.35%	0.20%
Net Expense Ratio	1.50%	2.11%	2.29%	1.14%
Columbia Acorn Select	Class A	Class B*	Class C	Class I
Management Fees	0.83%	0.83%	0.83%	0.83%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.24%	0.32%	0.24%	0.14%
Net Expense Ratio	1.32%	1.90%	2.07%	0.97%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%
Columbia Acorn Emerging Markets Fund	Class A		Class C	Class I
Management Fees	1.25%		1.25%	1.25%
Distribution and Services (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.29%		0.30%	0.16%
Net Expense Ratio	1.79%		2.55%	1.41%
Columbia Acorn European Fund	Class A		Class C	Class I
Management Fees	1.19%		1.19%	1.19%
Distribution and Services (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.16%		0.20%	0.12%
Net Expense Ratio	1.60%		2.39%	1.31%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the six months ended June 30, 2012. The fees and expenses of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the following annual rates:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund also include the effect of fee waivers/reimbursement. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.85%, 2.60% and 1.41% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn European Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.75%, 2.50% and 1.31% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    Columbia Acorn International's fees and expenses include the effect of the contractual undertaking by CWAM and its affiliates, effective August 15, 2011, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.61% incurred by the Fund from the underlying portfolio funds in which it invests.

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Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R and R5 Shares

Semiannual Report, June 30, 2012

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1454 D (8/12) 142923

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 21, 2012

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 21, 2012